UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098
Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2007

Item 1.  Reports to Stockholders.

The UBS Funds

Semiannual Report

December 31, 2007

Table of contents

President's letter	1

The markets in review	2

Portfolio Managers' commentary and schedules of investments

UBS Dynamic Alpha Fund	3

UBS Global Allocation Fund	20

UBS Global Frontier Fund	38

UBS Global Equity Fund	47

UBS International Equity Fund	56

UBS U.S. Equity Alpha Fund	63

UBS U.S. Large Cap Equity Fund	72

UBS U.S. Large Cap Growth Fund	79

UBS U.S. Large Cap Value Equity Fund	86

UBS U.S. Mid Cap Growth Equity Fund	93

UBS U.S. Small Cap Growth Fund	99

UBS Absolute Return Bond Fund	107

UBS Global Bond Fund	128

UBS High Yield Fund	142

UBS U.S. Bond Fund	152

Statements of assets and liabilities	168

Statements of operations	176

Statements of changes in net assets	180

Financial highlights	186

Notes to financial statements	216

General information	257

Board approval of investment advisory agreement	258

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President's Letter

February 15, 2008

Dear Shareholder:

Over UBS Global Asset Management's 26-year investing history, we have held securely to the view that only through the disciplined application of our time-tested investment process can we seek to deliver solid, risk-adjusted results for our clients over time.

Perhaps at no point in our recent history has this fundamental tenet resonated so loudly, following a period in which the markets were roiled by events both unanticipated and unprecedented.

Against this backdrop, performance across a broad array of our Funds was challenged. In some cases, our investment themes ran counter to those favored by risk-seeking investors, or we entered into a position too early to fully capitalize on a realized outcome. We continue to believe that our Funds will benefit from these positions as our investment themes are recognized by the market. In other cases, we were just wrong, taking an exposure based on a view that was not ultimately borne out by the market.

Our 26 years of investing experience has shown us that through bull and bear markets, patience, skill and an eye on the long-term are required as we strive to achieve investment results that will best serve our clients. Short-term, this approach has produced mixed results, as some of our positions have been out-of-favor with the rest of the market; longer-term, we believe it has provided us with what we view to be some of our best opportunities to add value in our clients' portfolios.

Over the past year or two, we have taken steps to further augment our broad spectrum of capabilities, with the goal of better positioning us to face the current unique challenges in the investing landscape, and to more easily adapt to those that may present themselves in the future. To that end, we have taken steps to enhance our equities and fixed income organizational structures, bringing in investment professionals that we believe have high-caliber expertise and track records of success in addressing some of the issues existing in today's marketplace.

In 2008, we will stay the course—remaining confident in the consistency of our disciplined approach, and in what we view to be the fundamental value of our rigorous research and risk management processes. By doing so, we firmly believe that we will be better able to deliver, over time, the type of consistent results that will best position our clients to achieve their long-term investment goals.

Thank you for your continued support.

Kai R. Sotorp
President
UBS Funds
Head of the Americas
UBS Global Asset Management (Americas) Inc.

The markets in review

The following is an overview of the general economic and market environment during the six months ended December 31, 2007.

Global economic growth weakens

While it was fairly resilient during much of the reporting period, the US economy weakened toward the end of 2007. US gross domestic product ("GDP") expanded a solid 3.8% in the second quarter of 2007, followed by third quarter GDP growth of 4.9%. This was due, in part, to strong consumer spending and increased exports. However, the advance estimate for GDP growth in the fourth quarter came in at a tepid 0.6%. The combined effects of the weak housing market, issues related to subprime mortgages and tighter credit conditions negatively impacted the overall economy. Economic growth overseas also moderated as the year progressed, triggered by the fallout from the weakening US economy as well as high energy and food prices. According to the International Monetary Fund (the "IMF"), global economic growth is expected to be 4.1% in 2008, versus an estimated 4.9% advance in 2007.

World stock markets generally disappoint

The US stock market was extremely volatile during the reporting period. After generally posting positive returns early in 2007, US equity prices fell sharply in June and July 2007. This was largely due to troubles in the housing market. US stock prices then began to rise in late August 2007 and continued to do so through October. This rebound was triggered by the Fed's decision to lower interest rates in an attempt to alleviate the credit crunch and avert a recession. Hopes for a continuation of the stock market's rally then suddenly ended in November. Lackluster third quarter corporate profits, surging oil prices and continued fallout from the subprime mortgage market caused the S&P 500 Index (the "Index") to fall 10% from its peak in October. All told, the Index declined 1.37% over the six months ended December 31, 2007.

Overseas, the international equity markets produced mixed results. The MSCI EAFE Index gained a tepid 0.48%, while, in contrast, emerging market equities, as measured by the MSCI EM Index, rose 17.81%.(1) International developed equity returns were impacted by the repercussions in the US market, while the commodity-rich emerging markets were supported by generally high oil and materials prices.

Bonds benefit from several "flights to quality"

As was the case with the stock market, bond prices also fluctuated during the reporting period. Bond prices initially gyrated given changing expectations regarding economic growth, inflation and future Federal Reserve monetary policies. The escalating issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several "flights to quality." During those times, investors flocked to the relative safety of high-quality government bonds, and largely shunned lower quality fixed income securities. Looking at the six months ended December 31, 2007, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 5.93%.(2) The international bond markets also performed well, as the JP Morgan Global Government Bond Index gained 5.77%.(3) Bond investors who assumed greater risks generated poor results during the reporting period, as the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified declined 5.25%.(4)

(1)  The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East. The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.

(2)  The Lehman Brothers U.S. Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007,

(3)  The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly. It consists of 13 countries.

(4)  The JP Morgan EMBI Global Diversified includes US dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS Dynamic Alpha Fund (the "Fund") declined 2.45% (Class A shares declined 7.78% after the deduction of the maximum sales charge), while Class Y shares declined 2.34%. For purposes of comparison, the Consumer Price Index (CPI) rose 0.81%, the MSCI World Free Index (net US) returned 0.01% and the Merrill Lynch US Treasury 1–5 Year Index returned 6.12% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was due primarily to bond market positioning, and to stock selection in the core equity portion of the Fund.

Portfolio performance summary

What worked

•  Our position in emerging markets equities contributed positively to performance during the period. While we held a long exposure to these markets at the beginning of July, we eliminated it in time to avoid a pullback in the market that occurred later that month. We began shorting these markets in October, and profited when they declined later in the year. (When shorting an investment, we first borrow the security, then sell it and buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.)

•  We also held short positions in developed equity markets, including Japan and France, which showed weakness during the period. The decline in value of these positions added to our returns.

•  Successful security selection in the growth equity component of the Fund was also a positive.

•  We held high yield bond exposure, which increased in value during the period. Following a July selloff in the high yield market, we added exposure to this sector via a swap contract at the beginning of August. As the market rebounded during August and September, our position added to the Fund's returns. (In general, a swap is the exchange of one asset or liability for a similar asset or liability.)

•  Our successful currency management reduced some of the losses incurred earlier in the year. During the period, we favored "safe haven" currencies, such as the Japanese yen, Swiss franc and (to a lesser extent) the US dollar. We sold currencies we viewed as being overvalued, including the euro, British pound, and Canadian and Australian dollars. Our "anti-carry" positioning benefited as investors sought to reduce their risk by investing in lower-yielding currencies during this turbulent period. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.)

What didn't work

•  Security selection in the core equity component of the Fund hindered performance. We were overweight to the hard-hit financial sector, and underweight to the the strong-performing energy and materials groups. We entered the period favoring global, diversified banking franchises, based on their attractive fundamentals. Unfortunately, several of these companies were impacted by the credit turmoil that subsequently occurred in the latter half of 2007. We have revisited our analyses to reflect actual and potential

UBS Dynamic Alpha Fund

writedowns and capital infusions. We believe that in most cases, the price depreciation is greater than justified by the fundamentals, and we accordingly continue to tilt towards these global diversified banks.

•  With regard to our energy underweight, we believe the fundamentals do not support current oil prices. Demand growth has begun to taper, OPEC spare production capacity has increased, non-OPEC supply growth has resumed, and inventory levels are close to normal.

•  The Fund's bond market positioning was a detractor from performance for the period.

•  Our valuation models indicated that global bond markets were expensive, so we had short positions in several markets. Unfortunately, as global growth prospects tapered and investors worldwide fled to the safest investments, sovereign bonds rallied during the period, causing our short position to be unprofitable. In particular, our short position in UK indexed-linked gilts was negatively impacted by the flight to quality.

•  Fixed income security selection was a disappointment, as well. The subprime turmoil that characterized the second half of 2007 caused our asset-backed securities to be written down in value.

•  Our long positions in the weak US and UK equity markets held us back. Because our equity valuation models indicated the US and UK markets were reasonably valued, we held long positions in these equities. But these positions subtracted value during the period, due to losses in July and November.

Portfolio highlights
Strategy positions as of December 31, 2007

	Security selection 12/31/07	Derivatives overlay 12/31/07	Market exposure 12/31/07
Equity	77.0%	-72.0%	5.0%
Total Fixed Income	12.5	-36.2	-23.7
Cash	10.5	0.0	10.5

Market exposure summary

June 30, 2007	December 31, 2007
Net market exposure = 2.2%	Net market exposure = -18.7%
• Equity = 13.2%	• Equity = 5.0%
• Fixed Income = -11.0%	• Fixed Income = -23.7%
Security selection = 100%	Security selection = 100%
Derivatives overlay = -90.8%	Derivatives overlay = -108.2

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Dynamic Alpha Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-2.45%	-3.88%	4.09%
maximum sales charge	Class B(3)	-2.79	-4.57	3.28
	Class C(4)	-2.89	-4.66	3.26
	Class Y(5)	-2.34	-3.59	4.37
After deducting maximum	Class A(2)	-7.78	-9.13	2.10
sales charge	Class B(3)	-7.21	-8.91	2.31
	Class C(4)	-3.77	-5.53	3.26
Merrill Lynch US Treasury 1-5 Year Index(6)		6.12	8.16	4.56
MSCI World Free Index (net US)(7)		0.01	9.35	14.37
Consumer Price Index(8)		0.81	4.08	3.37

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.26% and 1.26%; Class B—2.04% and 2.04%; Class C—2.02% and 2.02%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all share classes of UBS Dynamic Alpha Fund is 01/27/05. Inception date of the indices, for the purpose of this illustration, is 01/31/05.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(8)  Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Total SA	1.4%
Roche Holding AG	1.2
BP PLC	1.0
Vodafone Group PLC	0.8
France Telecom SA	0.8
Suez SA	0.7
Siemens AG	0.7
Deutsche Bank AG	0.6
Novartis AG	0.6
GlaxoSmithKline PLC	0.6
Total	8.4%

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Ford Motor Credit Co. LLC, 7.875%, due 06/15/10	0.9%
Lighthouse International Co. SA, 8.000%, due 04/30/14	0.3
Univision Communications, Inc., 7.850%, due 07/15/11	0.3
Republic of Turkey, 7.000%, due 09/26/16	0.3
Boise Cascade LLC, 7.125%, due 10/15/14	0.3
Ashwell Rated SA, due 12/22/77	0.2
Highlander Euro CDO, Series 06-2CA, Class F1 due 12/14/22	0.2
Royal Bank of Scotland PLC, 6.353%, due 01/21/08	0.2
Eurocredit CDO BV, Series VI-X, Class SUB due 01/16/22	0.2
Shasta CLO I Ltd., due 04/20/21	0.2
Total	3.1%

(1)  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Equities US equities
Air freight & logistics	0.08%
Auto components	0.02
Beverages	0.20
Biotechnology	0.19
Building products	0.10
Capital markets	0.13
Chemicals	0.09
Commercial banks	0.24
Communications equipment	0.05
Computers & peripherals	0.24
Construction materials	0.08
Consumer finance	0.02
Diversified financial services	0.20
Diversified telecommunication services	0.02
Electric utilities	0.29
Energy equipment & services	0.15
Food & staples retailing	0.34
Health care equipment & supplies	0.08
Health care providers & services	0.09
Hotels, restaurants & leisure	0.22
Household durables	0.02
Industrial conglomerates	0.34
Insurance	0.11
Internet & catalog retail	0.10
Internet software & services	0.04
IT services	0.04
Machinery	0.18
Media	0.36
Multi-utilities	0.14
Oil, gas & consumable fuels	0.02
Personal products	0.05
Pharmaceuticals	0.34
Road & rail	0.15
Semiconductors & semiconductor equipment	0.15
Software	0.22
Specialty retail	0.05
Thrifts & mortgage finance	0.06
Wireless telecommunication services	0.16
Total US equities	5.36
International equities
Air freight & logistics	0.55
Airlines	0.16
Auto components	0.04
Automobiles	0.97
Beverages	0.22
Capital markets	1.24
Chemicals	0.13
Commercial banks	4.56
Commercial services & supplies	0.26
Communications equipment	0.52
Construction & engineering	0.02
Construction materials	0.59
Consumer finance	0.07%
Containers & packaging	0.07
Diversified consumer services	0.05
Diversified financial services	0.20
Diversified telecommunication services	1.79
Electric utilities	0.26
Electronic equipment & instruments	0.29
Energy equipment & services	0.07
Food & staples retailing	0.51
Food products	0.58
Health care equipment & supplies	0.10
Health care providers & services	0.31
Hotels, restaurants & leisure	0.23
Household durables	0.13
Household products	0.48
Industrial conglomerates	0.87
Insurance	2.01
IT services	0.45
Life sciences tools & services	0.10
Machinery	0.10
Marine	0.22
Media	0.42
Metals & mining	0.51
Multi-utilities	0.84
Office electronics	0.13
Oil, gas & consumable fuels	3.54
Paper & forest products	0.52
Pharmaceuticals	2.79
Real estate investment trusts (REITs)	0.16
Real estate management & development	0.11
Semiconductors & semiconductor equipment	0.23
Software	0.27
Specialty retail	0.22
Textiles, apparel & luxury goods	0.02
Tobacco	0.32
Trading companies & distributors	0.17
Wireless telecommunication services	0.96
Total international equities	29.36
Total equities	34.72
Bonds US bonds US corporate bonds
Consumer finance	0.90
Media	0.39
Paper & forest products	0.46
Thrifts & mortgage finance	0.15
Total US corporate bonds	1.90
Asset-backed securities	0.77
Collateralized debt obligations	0.70
Mortgage & agency debt security	0.12
Total US bonds	3.49

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

International bonds International corporate bonds
Commercial banks	0.23%
Diversified financial services	0.19
Media	0.34
Paper & forest products	0.13
Total international corporate bonds	0.89
International collateralized debt obligations	2.51
Foreign government bonds	0.41
Total international bonds	3.81
Total bonds	7.30
Investment companies
UBS International Equity Relationship Fund	0.48
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.92
UBS Opportunistic High Yield Relationship Fund	1.58
UBS Small-Cap Equity Relationship Fund	7.83
UBS U.S. Equity Alpha Relationship Fund	13.29
UBS U.S. Large Cap Equity Relationship Fund	14.11
UBS U.S. Large Cap Growth Equity Relationship Fund	8.25
Total investment companies	47.46
Short-term investment	0.73
Options purchased	0.18
Investment of cash collateral from securities loaned	0.73
Total investments	91.12
Cash and other assets, less liabilities	8.88
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—34.72%
US equities—5.36%
Affiliated Computer Services, Inc., Class A*	23,900	$1,077,890
Aflac, Inc.	24,800	1,553,224
Allergan, Inc.	22,200	1,426,128
Amazon.com, Inc.*	27,000	2,501,280
American Electric Power Co., Inc.	36,600	1,704,096
Amgen, Inc.*	31,500	1,462,860
Anheuser-Busch Cos., Inc.	24,800	1,298,032
Arch Coal, Inc.	12,800	575,104
AT&T, Inc.	11,800	490,408
BorgWarner, Inc.	12,200	590,602
Burlington Northern Santa Fe Corp.	42,200	3,512,306
Carnival Corp.	77,700	3,456,873
Cephalon, Inc.*	16,200	1,162,512
Chico's FAS, Inc.*	93,400	843,402
Cisco Systems, Inc.*	41,500	1,123,405
Citigroup, Inc.	154,300	4,542,592
Comcast Corp., Class A*	143,200	2,614,832
Constellation Brands, Inc., Class A*	148,600	3,512,904
Costco Wholesale Corp.	10,400	725,504
Countrywide Financial Corp.(1)	24,700	220,818
Dell, Inc.*	121,200	2,970,612
Discover Financial Services	28,300	426,764
eBay, Inc.*	27,000	896,130
ENSCO International, Inc.	33,600	2,003,232
Estee Lauder Cos., Inc.	28,600	1,247,246
Exelon Corp.	53,700	4,384,068
FedEx Corp.	21,100	1,881,487
Fifth Third Bancorp	73,300	1,842,029
FirstEnergy Corp.	11,200	810,208
Fortune Brands, Inc.	5,500	397,980
Freddie Mac	37,400	1,274,218
General Electric Co.	218,100	8,084,967
Genzyme Corp.*	25,200	1,875,888
Halliburton Co.	41,900	1,588,429
Hartford Financial Services Group, Inc.	12,500	1,089,875
Illinois Tool Works, Inc.	81,900	4,384,926
Intel Corp.	46,200	1,231,692
JPMorgan Chase & Co.	3,700	161,505
Lexmark International, Inc., Class A*	23,600	822,696
Lowe's Cos., Inc.	16,500	373,230
LSI Corp.*	315,100	1,673,181
Marriott International, Inc., Class A	9,200	314,456
Martin Marietta Materials, Inc.(1)	14,900	1,975,740
Masco Corp.	113,800	2,459,218
McGraw-Hill Cos., Inc.	21,300	933,153
Medco Health Solutions, Inc.*	13,400	1,358,760
Medtronic, Inc.	36,200	1,819,774
Merck & Co., Inc.	57,800	3,358,758
Microsoft Corp.	7,300	259,880
Morgan Stanley	56,600	3,006,026

	Shares	Value
US equities—(concluded)
Network Appliance, Inc.*	86,800	$2,166,528
NiSource, Inc.	91,500	1,728,435
Omnicom Group, Inc.	49,500	2,352,735
Praxair, Inc.	25,400	2,253,234
R.H. Donnelley Corp.*	21,300	777,024
Red Hat, Inc.*	25,200	525,168
Royal Caribbean Cruises Ltd.	29,600	1,256,224
Sempra Energy	27,500	1,701,700
Sprint Nextel Corp.	299,500	3,932,435
Starwood Hotels & Resorts Worldwide, Inc.	4,500	198,135
Symantec Corp.*	278,500	4,494,990
SYSCO Corp.	236,200	7,371,802
Time Warner, Inc.	87,300	1,441,323
UnitedHealth Group, Inc.	13,500	785,700
Viacom, Inc., Class B*	13,400	588,528
Wells Fargo & Co.	130,500	3,939,795
Wyeth	74,900	3,309,831
Xilinx, Inc.	37,800	826,686
Total US equities (cost $134,819,591)		128,951,173
International equities—29.36%
Australia—0.48%
Australia & New Zealand Banking Group Ltd.(1)	41,891	1,004,509
National Australia Bank Ltd.	39,774	1,312,133
Qantas Airways Ltd.	226,506	1,077,587
QBE Insurance Group Ltd.	128,425	3,742,183
Rio Tinto Ltd.(1)	23,121	2,699,376
Westpac Banking Corp.	68,742	1,675,019
		11,510,807
Austria—0.10%
Telekom Austria AG	82,585	2,288,652
Belgium—0.17%
Fortis	153,165	3,980,331
Bermuda—0.10%
Accenture Ltd., Class A	56,500	2,035,695
Lancashire Holdings Ltd.*	45,145	326,441
		2,362,136
British Virgin Islands—0.03%
Dolphin Capital Investors Ltd.*	248,553	678,066
Canada—0.15%
Manulife Financial Corp.(1)	12,600	517,941
National Bank of Canada	16,800	890,087
Toronto-Dominion Bank(1)	32,300	2,274,533
		3,682,561
Denmark—0.12%
A.P. Moller - Maersk A/S	269	2,850,775
Finland—0.51%
Nokia Oyj	168,633	6,493,119

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(continued)
International equities—(continued)
Finland—(concluded)
Stora Enso Oyj, Class R(1)	240,896	$3,575,059
Tietoenator Oyj	66,865	1,490,339
UPM-Kymmene Oyj	35,143	704,110
		12,262,627
France—4.66%
AXA SA	338,353	13,471,974
BNP Paribas	115,949	12,463,932
Bouygues SA	30,766	2,550,883
Cap Gemini SA	25,238	1,568,345
Compagnie Generale des Etablissements Michelin, Class B	8,387	961,519
France Telecom SA	557,841	20,019,160
Neuf Cegetel(1)	16,557	833,775
Renault SA	31,855	4,469,680
Societe Generale	4,000	571,660
Suez SA	255,826	17,341,205
Technip SA	9,748	770,973
Total SA(1)	413,215	34,292,544
Unibail-Rodamco	12,524	2,726,143
		112,041,793
Germany—4.37%
Allianz SE	28,343	6,062,303
Bayerische Motoren Werke AG	34,434	2,126,336
Celesio AG	49,836	3,073,509
Daimler AG	110,751	10,727,598
Deutsche Bank AG	117,765	15,232,965
Deutsche Post AG	144,028	4,922,605
Deutsche Postbank AG	29,857	2,639,652
Deutsche Telekom AG	213,426	4,667,917
E.ON AG	24,990	5,306,022
Fresenius Medical Care AG & Co. KGaA	71,530	3,826,174
Gerresheimer AG*	44,674	2,481,888
Henkel KGaA, Preference Shares	205,800	11,536,175
Metro AG	79,802	6,660,447
SAP AG	130,174	6,725,667
Siemens AG	103,048	16,177,430
Stada Arzneimittel AG(1)	46,866	2,860,490
		105,027,178
Greece—0.27%
Alpha Bank AE	94,279	3,442,178
National Bank of Greece SA	42,785	2,947,338
		6,389,516
Hong Kong—0.04%
Esprit Holdings Ltd.	65,100	956,769
Ireland—0.85%
Anglo Irish Bank Corp. PLC	118,738	1,882,095
Bank of Ireland	679,027	10,066,672
CRH PLC	179,098	6,218,399

	Shares	Value
Ireland—(concluded)
EcoSecurities Group PLC*	10,810	$33,180
Irish Life & Permanent PLC	75,725	1,303,111
Smurfit Kappa Group PLC*	63,200	1,039,362
		20,542,819
Italy—1.00%
Banco Popolare Scarl*	48,534	1,066,829
ENI SpA	357,158	13,013,629
Intesa Sanpaolo SpA	1,154,415	9,054,054
Terna-Rete Elettrica Nazionale SpA	205,725	825,213
		23,959,725
Japan—1.24%
Bank of Yokohama Ltd.	120,000	848,557
Canon, Inc.(1)	37,700	1,722,525
Casio Computer Co., Ltd.	50,100	583,089
Daiwa Securities Group, Inc.	29,000	267,198
Fast Retailing Co., Ltd.	18,500	1,316,179
Funai Electric Co., Ltd.(1)	4,600	198,634
Honda Motor Co., Ltd.	97,100	3,210,261
Japan Tobacco, Inc.	366	2,170,164
JFE Holdings, Inc.	21,600	1,088,438
Keyence Corp.	6,100	1,494,382
Komatsu Ltd.	47,600	1,287,010
Leopalace21 Corp.	27,800	745,596
Mitsubishi Corp.	17,300	471,236
Mitsui OSK Lines Ltd.	192,000	2,438,961
Mitsui Sumitomo Insurance Co., Ltd.	51,000	497,782
Murata Manufacturing Co., Ltd.	13,400	779,311
NTT DoCoMo, Inc.	117	193,854
Omron Corp.	34,800	823,696
Ricoh Co., Ltd.	79,000	1,452,967
Shin-Etsu Chemical Co., Ltd.	25,200	1,575,571
Sompo Japan Insurance, Inc.	104,000	936,894
Sumitomo Metal Industries Ltd.	173,000	798,882
Sumitomo Mitsui Financial Group, Inc.	115	855,729
Sumitomo Trust & Banking Co., Ltd.	115,000	765,677
Tokyo Electron Ltd.	6,100	372,612
Toyota Motor Corp.	52,700	2,836,584
		29,731,789
Jersey (Channel Islands)—0.06%
ACP Capital Ltd.	244,193	353,564
Experian Group Ltd.	136,697	1,086,400
		1,439,964
Luxembourg—0.53%
ArcelorMittal	100,557	7,731,923
SES, FDR	195,479	5,125,840
		12,857,763
Netherlands—2.10%
Aegon NV	533,140	9,353,626

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(continued)
International equities—(continued)
Netherlands—(concluded)
ASML Holding NV*	163,232	$5,157,027
ING Groep NV CVA	23,132	902,901
Koninklijke Philips Electronics NV	97,500	4,225,439
Ordina NV	19,947	353,193
Reed Elsevier NV(1)	39,314	779,922
Royal Dutch Shell PLC, Class B	305,460	12,775,406
Royal KPN NV	478,352	8,651,193
TNT NV	196,288	8,168,046
		50,366,753
Norway—0.17%
Telenor ASA*	174,900	4,134,465
Singapore—0.11%
DBS Group Holdings Ltd.	62,000	878,643
United Overseas Bank Ltd.	123,000	1,702,509
		2,581,152
Spain—0.68%
Altadis SA	43,151	3,135,642
Banco Santander SA	613,030	13,244,032
		16,379,674
Sweden—0.82%
Electrolux AB, Class B(1)	124,700	2,077,927
Holmen AB, Class B(1)	51,700	1,905,334
Skandinaviska Enskilda Banken AB, Class A	133,800	3,383,845
Svenska Cellulosa AB, Class B	357,300	6,283,410
Telefonaktiebolaget LM Ericsson, Class B	2,601,000	6,081,022
		19,731,538
Switzerland—3.33%
Adecco SA	7,663	410,914
Credit Suisse Group	221,437	13,314,431
Holcim Ltd.	75,261	7,996,785
Nestle SA	26,855	12,305,327
Novartis AG	274,114	14,933,247
Roche Holding AG	169,053	29,119,609
Synthes, Inc.	16,864	2,084,480
		80,164,793
United Arab Emirates—0.04%
Lamprell PLC	102,547	875,460
United Kingdom—7.43%
Aberdeen Asset Management PLC	308,967	1,030,104
Anite PLC	241,557	252,029
Ashtead Group PLC	395,467	654,363
Associated British Foods PLC	48,980	872,062
AstraZeneca PLC	130,266	5,597,335
Aviva PLC	383,211	5,089,873
Barclays PLC	1,245,861	12,619,998
BP PLC	1,988,596	24,319,695

	Shares	Value
United Kingdom—(continued)
BPP Holdings PLC	52,036	$641,917
British Airways PLC*	442,962	2,705,240
British American Tobacco PLC	56,943	2,242,243
British Polythene Industries PLC	40,487	206,178
British Sky Broadcasting Group PLC	118,810	1,456,415
Brixton PLC	203,530	1,183,758
BT Group PLC	427,398	2,306,329
Carnival PLC	64,947	2,851,054
Cattles PLC	286,472	1,675,370
Centaur Media PLC	212,647	398,180
Centrica PLC	410,906	2,920,165
Compass Group PLC	306,477	1,868,671
Computacenter PLC	35,947	134,851
Daily Mail & General Trust, Class A (Non-voting)	132,053	1,293,638
Diageo PLC	249,836	5,347,854
Dignity PLC	37,143	535,878
DSG International PLC	389,335	759,864
eaga PLC*	62,400	208,282
Electrocomponents PLC	438,273	1,804,468
Enodis PLC	185,742	586,850
Entertainment Rights PLC*	458,314	140,762
Fenner PLC	119,871	577,753
Foseco PLC	136,649	769,261
Future PLC	375,955	242,951
Galliford Try PLC	231,600	472,086
Georgica PLC*	218,005	185,518
GlaxoSmithKline PLC	563,722	14,305,475
Gyrus Group PLC*	29,417	360,899
HBOS PLC	372,831	5,406,309
Highway Insurance Holdings PLC	258,420	375,942
HMV Group PLC	375,136	886,446
HSBC Holdings PLC	641,859	10,766,893
IMI PLC	6,615	51,361
Kesa Electricals PLC	173,804	801,003
Leaf Clean Energy Co.*	351,856	745,931
LogicaCMG PLC	1,926,018	4,490,726
Lookers PLC	181,278	413,819
Majestic Wine PLC	82,263	422,822
PayPoint PLC	54,639	728,559
Phoenix IT Group Ltd.	57,979	367,874
Premier Farnell PLC	479,613	1,382,717
Premier Farnell PLC, Preferred	26,309	720,097
Prudential PLC	475,047	6,677,437
Quintain Estates & Development PLC	41,995	426,677
Regus Group PLC	815,327	1,330,698
Rentokil Initial PLC	686,973	1,640,662
Restaurant Group PLC	140,844	520,475
Rexam PLC	61,770	511,079
Royal Bank of Scotland Group PLC	874,233	7,859,470
Safestore Holdings Ltd.	117,350	404,949
SMG PLC*	258,064	83,505
Southern Cross Healthcare Ltd.	56,314	588,585
Speedy Hire PLC	30,283	501,548

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares		Value
Equities—(concluded)
International equities—(concluded)
United Kingdom—(concluded)
Taylor Nelson Sofres PLC		153,691	$629,786
Ted Baker PLC		53,161	584,632
Tesco PLC		549,914	5,192,668
Tomkins PLC		109,775	388,079
Travis Perkins PLC		17,995	428,329
Tullow Oil PLC		48,415	624,682
Vanco PLC*		42,047	155,765
Vectura Group PLC*		186,729	201,166
Vodafone Group PLC		5,465,150	20,368,680
Wolseley PLC		140,423	2,058,928
Yule Catto & Co. PLC		218,108	816,190
Zetar PLC*		60,419	655,648
			178,827,506
Total international equities (cost $651,681,976)			705,624,612
Total equities (cost $786,501,567)			834,575,785
	Face amount
Bonds—7.30%
US bonds—3.49%
US corporate bonds—1.90%
AbitibiBowater, Inc., 9.500%, due 10/15/12		$4,000,000	3,320,000
Boise Cascade LLC, 7.125%, due 10/15/14		8,000,000	7,740,000
Ford Motor Credit Co. LLC, 7.875%, due 06/15/10		23,500,000	21,682,675
Residential Capital LLC, 7.875%, due 06/30/10		5,520,000	3,532,800
Truvo Subsidiary Corp., 8.500%, due 12/01/14	EUR	1,050,000	1,441,124
Univision Communications, Inc., 7.850%, due 07/15/11		$8,000,000	7,970,000
Total US corporate bonds (cost $50,711,493)			45,686,599
Asset-backed securities—0.77%
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(2)		3,512,082	1,762,460
Series 06-FFA, Class B2, 6.000%, due 09/25/26(3),(4),(5)		1,542,653	28,539
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(2)		2,065,553	883,260
Series 06-5, Class A1, 5.500%, due 01/25/37(5)		2,419,617	1,567,423

	Face Amount		Value
Asset-backed securities—(continued)
Series 06-3, Class A1, 5.594%, due 09/25/36(2)		$1,369,644	$979,598
Series 06-4, CLass A1, 5.671%, due 11/25/36(5)		2,638,436	1,808,478
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(2)		2,625,387	2,334,544
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 4.995%, due 08/25/36(2)		2,747,960	1,676,919
Series 06-14SL, Class A1, 5.025%, due 11/25/36(2)		2,182,667	1,171,177
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(2)		2,258,735	1,468,178
Series 06-S4, Class B4, 8.000%, due 08/25/36(2),(4)		2,994,907	0
SACO I Trust, Series 06-5, Class 1A, 5.015%, due 04/25/36(2)		1,883,640	1,163,502
Series 06-5, Class 2A1, 5.015%, due 05/25/36(2)		3,534,986	1,610,552
Series 06-3, Class A1, 5.045%, due 04/25/36(2)		3,176,143	2,081,119
Total asset-backed securities (cost $30,909,448)			18,535,749
Collateralized debt obligations—0.70%
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16(3),(4),(6)		1,200,000	968,040
Cent CDO Ltd., Series 06-12A, Class INC, due 11/18/20(4),(6)		2,000,000	1,422,280
Colts, Series 07-1, due 03/20/21(3),(4),(6)		1,700,000	1,077,902
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22(3),(4),(6)		2,600,000	2,126,020
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21(3),(4),(6)		1,000,000	660,000
MC Funding Ltd., Series 06-1, due 12/20/20(3),(4),(6)		2,900,000	1,593,620
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22(3),(4),(6)		2,400,000	1,776,000
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23(3),(4),(6)	EUR	2,000,000	1,853,295

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face Amount		Value
Bonds—(continued)
US bonds—(concluded)
Collateralized debt obligations—(concluded)
Shasta CLO I Ltd., due 04/20/21(3),(4),(6)		$6,000,000	$5,280,000
Total collateralized debt obligations (cost $21,786,470)			16,757,157
Mortgage & agency debt security—0.12%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(2) (cost $2,864,248)		3,921,343	2,900,370
Total US bonds (cost $106,271,659)			83,879,875
International bonds—3.81%
International corporate bonds—0.89%
Canada—0.13%
Bowater Canada Finance Corp., 7.950%, due 11/15/11		$4,000,000	3,230,000
Ireland—0.09%
Smurfit Kappa Funding PLC, 7.750%, due 04/01/15	EUR	1,500,000	2,094,387
Luxembourg—0.44%
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13		1,721,000	2,547,640
Lighthouse International Co. SA, 8.000%, due 04/30/14		5,500,000	8,061,378
			10,609,018
United Kingdom—0.23%
Royal Bank of Scotland PLC, 6.353%, due 01/21/08(2)	GBP	2,750,000	5,438,909
Total international corporate bonds (cost $21,986,132)			21,372,314
International collateralized debt obligations—2.51%
Cayman Islands—0.92%
Avenue CLO Fund Ltd., Series 06-4I, Class SUB due 11/07/18(4),(6)		$2,625,000	1,947,487
Series 07-5I, Class SUB due 04/25/19(4),(6)		2,200,000	1,689,380
Babson CLO Ltd., Series 07-1A, Class INC due 01/18/21(3),(4),(6)		1,500,000	1,500,000
Black Diamond CLO Ltd., Series 06-1A, Class INC. due 04/29/19(4),(6)		2,500,000	2,250,000
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC due 11/20/20(3),(4),(6)		2,000,000	1,480,000

	Face Amount		Value
Cayman Islands—(concluded)
Duane Street CLO, Series 06-3A, Class SUB due 01/11/21(3),(4),(6)		$1,200,000	$945,000
Emerson Place CLO Ltd., Series 06-1A, Class SUB due 01/15/19(3),(4),(6)		2,750,000	2,117,500
FM Leveraged Capital Fund II, due 11/20/20(3),(4),(6)		5,300,000	3,739,203
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB due 04/17/21(3),(4),(6)		1,500,000	1,335,000
GSC Partners CDO Fund V, Ltd. due 11/20/16(3),(4),(6)		650,000	404,300
Harbourview CLO VI Ltd., Series 6A, Class SUB due 12/27/19(3),(4),(6)		1,200,000	1,044,000
LNR CDO Ltd., Series 06-1A, Class FFX 7.592%, due 05/28/43(3),(4)		8,000,000	3,300,000
Logan CDO Ltd., Series III-A, Class E 20.244%, due 07/05/57(2),(3),(4)		2,000,000	485,400
			22,237,270
Ireland—0.33%
Avoca CLO I BV, Series VI-A, Class M due 01/16/23(3),(4),(6)	EUR	2,000,000	2,660,931
Eurocredit CDO BV, Series VI-X, Class SUB due 01/16/22(4),(6)		4,500,000	5,358,779
Menton CDO PLC, Series III-A, Class E 12.203%, due 11/28/56(2),(3)		$2,900,000	0
			8,019,710
Luxembourg—0.38%
Ashwell Rated SA, due 12/22/77(3),(4),(6)	GBP	3,350,000	6,001,659
GSC European CDO SA, Series I-RA, Class SUB due 12/15/22(3),(4),(6)	EUR	2,400,000	3,052,760
			9,054,419
Netherlands—0.88%
Ares Euro CLO BV, Series 07-1A, Class G1 due 05/15/24(3),(4),(6)	EUR	1,400,000	1,760,308
Cadogan Square CLO BV, Series 3A, Class M 11.864%, due 01/17/23(2),(4)		2,000,000	3,083,756
Grosvenor Place CLO BV, Series II-A, Class SUB 7.500%, due 03/28/23(3),(4)		3,250,000	4,371,530

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face Amount		Value
Bonds—(concluded)
International bonds—(concluded)
International collateralized debt obligations—(concluded)
Netherlands—(concluded)
Harbourmaster CLO BV, Series 7A, Class C due 09/22/22(3),(4),(6)	EUR	3,000,000	$3,947,535
Highlander Euro CDO, Series 06-2CA, Class F1 due 12/14/22(3),(4),(6)		5,000,000	5,775,097
Queen Street CLO, Series 06-1A, Class F due 04/15/23(3),(4),(6)		1,900,000	2,233,428
			21,171,654
Total international collateralized debt obligations (cost $74,489,068)			60,483,053
Foreign government bonds—0.41%
Argentina—0.09%
Republic of Argentina, 5.389%, due 08/03/12(2)		$3,570,000	2,034,900
Turkey—0.32%
Republic of Turkey, 7.000%, due 09/26/16		7,340,000	7,798,750
Total foreign government bonds (cost $9,710,247)			9,833,650
Total international bonds (cost $106,185,447)			91,689,017
Total bonds (cost $212,457,106)			175,568,892
	Shares
Investment companies—47.46%
UBS International Equity Relationship Fund(7)		557,258	11,472,265
UBS Opportunistic Emerging Markets Debt Relationship Fund(7)		3,866,136	46,292,341
UBS Opportunistic High Yield Relationship Fund(7)		2,914,342	37,996,022
UBS Small-Cap Equity Relationship Fund(7)		4,024,500	188,408,196
UBS U.S. Equity Alpha Relationship Fund(7)		25,178,889	319,426,942
UBS U.S. Large Cap Equity Relationship Fund(7)		16,067,564	339,175,030
UBS U.S. Large Cap Growth Equity Relationship Fund(7)		15,400,017	198,259,820
Total investment companies (cost $966,518,632)			1,141,030,616

	Shares	Value
Short-term investment—0.73%
Investment company—0.73%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(7),(8) (cost $17,444,880)	17,444,880	$17,444,880
	Number of contracts
Options purchased—0.18%
Call options—0.05%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*(9)	3,303	1,086,559
Put options—0.13%
10 Year US Treasury Note Futures, strike @ USD 111, expires February 2008*(9)	4,524	2,049,937
Euro Dollar, strike @ EUR 1.65, expires April 2008*(9)	78,700,000	1,144,403
		3,194,340
Total options purchased (cost $5,002,745)		4,280,899
	Shares
Investment of cash collateral from securities loaned—0.73%
UBS Supplementary Trust —- U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $17,629,034)	17,629,034	17,629,034
Total investments—91.12% (cost $2,005,553,964)		2,190,530,106
Cash and other assets, less liabilities—8.88%		213,486,369
Net assets—100.00%		$2,404,016,475

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,005,553,964; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$262,096,753
Gross unrealized depreciation	(77,120,611)
Net unrealized appreciation	$184,976,142

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2007.

(2)  Floating rate security—The interest rate shown is the current rate as of December 31, 2007.

(3)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $61,517,067 or 2.56% of net assets.

(4)  Security is illiquid. At December 31, 2007, the value of these securities amounted to $77,268,749 or 3.21% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2007.

(9)  Security, or portion thereof, was delivered to cover margin requirements for futures contracts.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depository certificate

FDR  Fiduciary depositary receipt

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Ashwell Rated SA, due 12/22/77	01/29/07	$1,671,002	0.07%	$2,508,156	0.10%
due 12/22/77	08/07/07	3,712,645	0.15	3,493,503	0.15
Ares Euro CLO BV, Series 07-1A, Class G1 due 05/15/24	03/26/07	1,863,680	0.08	1,760,308	0.07
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,525,500	0.11	2,660,931	0.11
Babson CLO Ltd., Series 07-1A, Class INC., due 01/18/21	02/02/07	1,425,000	0.06	1,500,000	0.06
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16	12/07/06	1,164,000	0.04	968,040	0.04
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC., due 11/20/20	11/01/06	1,900,000	0.08	1,480,000	0.06

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Colts, Series 07-1, due 03/20/21	02/09/07	$1,615,000	0.07%	$1,077,902	0.05%
Duane Street CLO, Series 06-3A, Class SUB, due 01/11/21	11/15/06	1,140,000	0.05	945,000	0.04
Emerson Place CLO Ltd., Series 06-1A, Class SUB, due 01/15/19	11/03/06	2,447,500	0.10	2,117,500	0.09
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26	11/03/06	1,424,302	0.06	28,539	0.00	(1)
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.22	3,739,203	0.16
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22	02/27/07	2,600,000	0.11	2,126,020	0.09
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21	12/08/06	990,000	0.04	660,000	0.03
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	4,209,455	0.17	4,371,530	0.18
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	3,200,760	0.13	3,052,760	0.13
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21	02/28/07	1,393,350	0.06	1,335,000	0.05
GSC Partners CDO Fund V, Ltd. due 11/20/16	02/07/07	598,000	0.02	404,300	0.02
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/06	3,637,455	0.15	3,947,535	0.16
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.05	1,044,000	0.04
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22	11/28/06	6,400,787	0.27	5,775,097	0.24
LNR CDO Ltd., Series 06-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	0.34	3,300,000	0.14
Logan CDO Ltd., Series III-A, Class E, 20.244%, due 07/05/57	06/08/07	2,000,000	0.08	485,400	0.02
Menton CDO PLC, Series III-A, Class E, 12.203%, due 11/28/56	10/18/06	2,900,000	0.12	0	0.00
MC Funding Ltd., Series 06-1, due 12/20/20	12/08/06	2,857,837	0.12	1,593,620	0.07

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22	02/26/07	$2,400,000	0.10%	$1,776,000	0.07%
Queen Street CLO, Series 06-1A, Class F, due 04/15/23	12/12/06	2,523,200	0.10	2,233,428	0.09
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23	09/25/06	2,551,500	0.11	1,853,295	0.08
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,700,000	0.24	5,280,000	0.22
		$79,417,029	3.30%	$61,517,067	2.56%

(1)  Amount represents less than 0.005%.

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	193,880,000	USD	167,107,111	05/29/08	$(1,330,017)
Brazilian Real	72,790,000	USD	40,687,535	02/21/08	99,122
Canadian Dollar	225,685,000	USD	228,385,660	05/29/08	(416,388)
Euro	25,021,057	HUF	6,416,650,000	05/09/08	153,008
Euro	660,270,000	USD	979,560,065	05/29/08	13,844,762
Great Britain Pound	329,475,000	USD	672,886,793	05/29/08	19,888,213
Hungarian Forint	6,416,650,000	USD	36,930,360	05/09/08	177,495
Israeli New Shekel	138,245,000	USD	35,738,845	05/29/08	(145,476)
Latvian Lat	18,280,000	EUR	24,843,708	05/09/08	(1,404,673)
New Zealand Dollar	67,447,809	AUD	58,230,000	05/29/08	(400,493)
New Zealand Dollar	69,467,936	JPY	5,864,900,000	05/29/08	783,139
New Zealand Dollar	36,265,000	USD	26,759,944	05/29/08	(655,550)
South African Rand	89,670,000	USD	12,583,497	05/29/08	(171,387)
South Korean Won	11,405,000,000	USD	12,523,334	02/21/08	295,862
United States Dollar	27,704,702	CAD	27,065,000	05/29/08	(265,893)
United States Dollar	286,368,633	CHF	312,600,000	05/29/08	(8,201,883)
United States Dollar	2,629,789	EUR	1,825,000	05/29/08	39,469
United States Dollar	54,380,525	EUR	36,985,000	05/29/08	(286,017)
United States Dollar	119,668,794	GBP	59,460,000	05/29/08	(1,822,840)
United States Dollar	34,846,117	ILS	138,245,000	05/29/08	1,038,204
United States Dollar	287,904,316	JPY	30,450,200,000	05/29/08	(11,177,740)
United States Dollar	29,968,610	MXN	334,150,000	05/29/08	288,248
United States Dollar	58,575,676	MYR	195,057,000	02/21/08	487,949
United States Dollar	60,904,284	SAR	228,050,000	02/13/08	95,604
United States Dollar	226,653,632	SEK	1,425,810,000	05/29/08	(5,985,435)
United States Dollar	42,089,584	SGD	60,045,000	05/29/08	(20,348)
United States Dollar	37,393,162	SGD	53,375,000	05/29/08	2,882
United States Dollar	216,976,452	TWD	6,910,700,000	02/21/08	(2,358,050)
United States Dollar	12,665,791	ZAR	89,670,000	05/29/08	89,093
Net unrealized appreciation on forward foreign currency contracts					$2,640,860

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

ILS  Israeli New Shekel

JPY  Japanese Yen

MXN  New Mexican Peso

MYR  Malaysian Ringgit

SAR  Saudi Arabian Riyal

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2007:
	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 1,405 contracts (USD)	March 2008	$158,001,156	$159,313,828	$1,312,672
US Treasury futures sell contracts:
2 Year US Treasury Notes, 1,686 contracts (USD)	March 2008	354,430,991	354,481,500	(50,509)
10 Year US Treasury Notes, 3,939 contracts (USD)	March 2008	443,878,293	446,645,672	(2,767,379)
Index futures buy contracts:
Amsterdam Exchanges Index, 288 contracts (EUR)	January 2008	42,842,386	43,305,929	463,543
FTSE 100 Index, 587 contracts (GBP)	March 2008	74,347,097	75,285,392	938,295
Index futures sell contracts:
CAC 40 Euro Index, 2,259 contracts (EUR)	January 2008	182,981,181	184,577,218	(1,596,037)
DAX Index, 917 contracts (EUR)	March 2008	265,561,883	271,305,943	(5,744,060)
Dow Jones Euro STOXX 50 Index, 1,515 contracts (EUR)	March 2008	96,590,927	97,729,945	(1,139,018)
FTSE/JSE Top 40 Index, 1,695 contracts (ZAR)	March 2008	65,032,105	66,314,546	(1,282,441)
Hang Seng China Enterprises Index, 1,265 contracts (HKD)	January 2008	129,096,267	129,201,487	(105,220)
Hang Seng Stock Index, 278 contracts (HKD)	January 2008	48,902,598	49,198,714	(296,116)
IBEX 35 Index, 206 contracts (EUR)	January 2008	46,206,282	45,329,770	876,512
MSCI Singapore Index, 348 contracts (SGD)	January 2008	19,929,126	20,383,888	(454,762)
MSCI Taiwan Index, 288 contracts (USD)	January 2008	8,997,120	9,538,279	(541,159)
NIKKEI 225 Index, 510 contracts (JPY)	March 2008	72,470,845	69,298,361	3,172,484
OMXS 30 Index, 2,207 contracts (SEK)	January 2008	36,741,486	36,685,180	56,306
Russell 2000 Index, 485 contracts (USD)	March 2008	183,304,052	187,258,500	(3,954,448)
S&P MIB Index, 105 contracts (EUR)	March 2008	29,624,594	29,710,164	(85,570)
S&P Toronto Stock Exchange 60 Index, 926 contracts (CAD)	March 2008	149,278,626	152,652,313	(3,373,687)
SPI 200 Index, 1,213 contracts (AUD)	March 2008	165,297,766	168,184,769	(2,887,003)
S&P 500 Index, 1,092 contracts (USD)	March 2008	403,578,848	403,275,600	303,248
Interest rate futures buy contracts:
Australian 10 Year Bond, 2,116 contracts (AUD)	March 2008	174,230,248	172,946,747	(1,283,501)
Euro-Bund, 157 contracts (EUR)	March 2008	25,945,032	25,963,478	18,446
90 Day Euro-Dollar Futures, 1,621 contracts (USD)	January 2008	386,482,342	386,628,762	146,420
90 Day Euro-Dollar Futures, 675 contracts (USD)	February 2008	161,359,870	161,392,500	32,630

UBS Dynamic Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

Futures contracts—(concluded)

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
Interest rate futures sell contracts:
Canadian 10 Year Bond, 576 contracts (CAD)	March 2008	$66,881,643	$67,069,173	$(187,530)
Japanese 10 Year Bond, 107 contracts (JPY)	March 2008	130,345,928	131,035,850	(689,922)
Long Gilt, 1,122 contracts (GBP)	March 2008	242,377,741	246,193,545	(3,815,804)
Net unrealized depreciation on futures contracts				$(22,933,610)

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $135,512,400.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS Global Allocation Fund (the "Fund") returned 0.15% (Class A shares declined 5.35% after the deduction of the maximum sales charge), while Class Y shares returned 0.26%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 2.56% over the same time period. For comparison purposes, the MSCI World Free Index (net US) and Citigroup World Government Bond Index (WGBI) returned 0.01% and 11.40%, while the Russell 3000 Index declined 1.84% over the same period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to security selection, with asset allocation holding the Fund back slightly, as well. Currency positioning was positive for the period.

Portfolio performance summary

What worked

•  Asset allocation decisions in US fixed income and our tactical high yield bond positioning contributed positively to returns during the period.

•  The Fund was overweighted to US fixed income for most of the period, as we observed accommodative monetary policy from the Federal Reserve and the potential for a slowdown in economic growth. This position benefited the Fund when turmoil in the credit markets caused a flight to quality. As bond yields declined, the prices of the bonds held by the Fund increased.

•  At the end of July, we increased our high yield debt exposure, moving our relative positioning from an underweight to a neutral weight.

Leading up to this decision, high yield debt had sold off dramatically, and spreads had widened from historical all-time lows to what we believed were normal/fair value levels. The sell-off provided us with an attractive opportunity to gain exposure to high yield, which we believed had been over-valued for a considerable period of time. This position grew in value as the high yield market rebounded during August and September.

•  Stock selection in select areas was a positive contributor to performance, as well.

•  In the US, the large cap growth component of the Fund significantly outperformed its benchmark due to stock selection in information technology and financials.

•  The Fund's currency positioning produced strong results, led by solid contributions from overweights to the Japanese yen and the Swiss franc, and an underweight to the UK pound.

When we last reported to you on June 30, 2007, overweights to the Japanese yen and the Swiss franc were proving detrimental to Fund performance. In 2007, investors were being rewarded for participating in the "carry trade"—a currency strategy that looks to profit by selling low-yielding currencies, and buying high-yielding ones. However, our research indicated investors' yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies and against low-yielding currencies. We held firm, with the expectation that the carry trade would unwind at some point.

UBS Global Allocation Fund

In fact, the carry trade reversed early on in the current review period, as investors' appetite for risk waned. Thus, our overweights to the Japanese yen and Swiss Franc produced some of the largest contributions to Fund performance over the period. And, while the accomodative monetary policy instituted by many of the central banks later in the period helped to re-establish the carry-trade in December, we expect risk-seeking behavior will mediate over time, and continue to position the Fund to benefit from a further unwinding of the carry trade.

What didn't work

•  Overall, security selection was the largest negative contributor to Fund returns during the period, particularly in the US bond, international equity and US equity components.

•  The US equity component underperformed its benchmark, primarily due to stock selection in financials (except as noted on the prior page) and an underweight to energy. We continue to believe financial companies with a global scope are well-positioned to do well in a less liquid market environment, and therefore maintain an overweight in diversified financial companies. Within energy, we believe oil prices are significantly above our normal assumptions, and believe that they will return to more normal levels over time. However, this has led to increased spending by integrated oils, independent exploration and production companies and national oil companies. Therefore, while we continue to underweight the energy sector as a whole, we maintain an overweight to oil services companies.

•  The international equity component lagged primarily due to weak stock selection in technology and materials.

•  The performance of the US bond allocation was hurt by positions in asset-backed securities and commercial mortgage-backed securities, given turmoil in the subprime market.

•  Several asset allocation decisions negatively impacted Fund performance.

•  We were overweight to US equities—where we saw what we believed were better valuation opportunities—during a volatile period in which the US market declined more than those of other developed countries.

•  We were underweight to emerging markets debt, which performed well over the period. Emerging markets debt was relatively unscathed by the turmoil in the credit markets, with spreads widening modestly over the period.

•  In currency positioning, underweights to the euro and the Canadian dollar hindered Fund returns when both currencies performed well for the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Allocation Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	0.15%	4.82%	12.96%	7.75%	7.55%
maximum sales charge	Class B(3)	-0.23	3.92	12.07	N/A	9.40
	Class C(4)	-0.21	4.03	12.11	N/A	9.55
	Class Y(5)	0.26	5.01	13.25	8.01	9.15
After deducting maximum	Class A(2)	-5.35	-0.92	11.69	7.14	6.97
sales charge	Class B(3)	-4.90	-0.95	11.81	N/A	9.40
	Class C(4)	-1.14	3.06	12.11	N/A	9.55
Russell 3000 Index(6)		-1.84	5.14	13.63	6.22	10.83
MSCI World Free Index (net US)(7)		0.01	9.35	17.31	7.27	9.72
Citigroup World Government Bond Index (WGBI)(8)		11.40	10.95	6.81	6.31	6.35
GSMI Mutual Fund Index(9)		2.56	8.78	13.66	7.47	9.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.15% and 1.15%; Class B—1.95% and 1.95%; Class C—1.92% and 1.92%; Class Y—0.90% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

(1)  Inception date of UBS Global Allocation Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/13/01 and 11/22/01, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is 08/31/92.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(8)  The Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(9)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global, 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Exelon Corp.	1.4%
General Electric Co.	1.2
Intel Corp.	1.2
Microsoft Corp.	1.2
Allergan, Inc.	1.1
Morgan Stanley	1.1
Wells Fargo & Co.	1.0
Citigroup, Inc.	1.0
Burlington Northern Santa Fe Corp.	0.9
Wyeth	0.8
Total	10.9%

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
US Treasury Notes, 4.875%, due 06/30/12	1.6%
US Treasury Bonds, 6.250%, due 08/15/23	1.0
US Treasury Notes, 4.875%, due 06/30/09	0.9
Deutsche Bundesrepublik, 4.500%, due 07/04/09	0.6
Bundesobligation, 3.500%, due 10/10/08	0.5
Government of France, 5.500%, due 04/25/29	0.5
Deutsche Bundesrepublik, 3.750%, due 01/04/09	0.4
Republic of Austria, 5.250%, due 01/04/11	0.4
Republic of Italy, 6.500%, due 11/01/27	0.4
US Treasury Bonds, 4.750%, due 02/15/37	0.4
Total	6.7%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United States	54.9%
United Kingdom	4.6
Germany	4.6
Japan	4.2
France	2.6
Total	70.9%

(1)  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Equities US equities
Aerospace & defense	0.34%
Air freight & logistics	0.57
Auto components	1.16
Automobiles	0.18
Beverages	0.64
Biotechnology	1.12
Building products	0.58
Capital markets	2.07
Chemicals	0.24
Commercial banks	1.93
Communications equipment	0.38
Computers & peripherals	1.11
Consumer finance	0.22
Diversified consumer services	0.12
Diversified financial services	1.40
Diversified telecommunication services	0.57
Electric utilities	1.91
Electrical equipment	0.11
Energy equipment & services	1.41
Food & staples retailing	0.80
Food products	0.05
Health care equipment & supplies	0.83
Health care providers & services	1.40
Hotels, restaurants & leisure	1.30
Household durables	0.31
Household products	0.08
Industrial conglomerates	1.25
Insurance	1.00
Internet software & services	0.53
IT services	0.37
Life sciences tools & services	0.26
Machinery	1.26
Media	2.16
Metals & mining	0.07
Multiline retail	0.30
Multi-utilities	0.61
Oil, gas & consumable fuels	2.37
Pharmaceuticals	3.98
Real estate management & development	0.01
Road & rail	1.09
Semiconductors & semiconductor equipment	2.56
Software	2.19
Specialty retail	0.34
Textiles, apparel & luxury goods	0.19
Thrifts & mortgage finance	0.45
Wireless telecommunication services	0.65
Total US equities	42.47
International equities
Aerospace & defense	0.05
Air freight & logistics	0.12
Airlines	0.21
Auto components	0.28
Automobiles	0.61%
Beverages	0.30
Capital markets	0.37
Chemicals	0.26
Commercial banks	2.78
Commercial services & supplies	0.06
Communications equipment	0.43
Construction & engineering	0.06
Construction materials	0.22
Containers & packaging	0.02
Diversified financial services	0.10
Diversified telecommunication services	0.79
Electric utilities	0.32
Electronic equipment & instruments	0.13
Food & staples retailing	0.55
Food products	0.54
Gas utilities	0.07
Health care equipment & supplies	0.27
Hotels, restaurants & leisure	0.10
Household products	0.26
Industrial conglomerates	0.57
Insurance	1.20
Machinery	0.53
Marine	0.05
Media	0.36
Metals & mining	0.30
Multi-utilities	0.32
Office electronics	0.16
Oil, gas & consumable fuels	1.38
Paper & forest products	0.15
Pharmaceuticals	0.98
Real estate management & development	0.21
Road & rail	0.27
Semiconductors & semiconductor equipment	0.37
Software	0.19
Specialty retail	0.37
Tobacco	0.15
Trading companies & distributors	0.34
Wireless telecommunication services	0.91
Total international equities	17.71
Total equities	60.18
Bonds US bonds US corporate bonds
Capital markets	0.07
Chemicals	0.01
Commercial banks	0.07
Consumer finance	0.37
Diversified financial services	0.25
Diversified telecommunication services	0.05
Electric utilities	0.04
Food products	0.00 (2)
Insurance	0.01

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

IT services	0.01%
Media	0.04
Multi-utilities	0.01
Personal products	0.00 (2)
Road & rail	0.03
Wireless telecommunication services	0.01
Total US corporate bonds	0.97
Asset-backed securities	0.50
Collateralized debt obligations	0.15
Commercial mortgage-backed securities	1.58
Mortgage & agency debt securities	4.35
Stripped mortgage-backed securities	0.02
US government obligations	4.85
Total US bonds	12.42
International bonds International corporate bonds
Commercial banks	1.10
Diversified telecommunication services	0.01
Thrifts & mortgage finance	0.01
Total international corporate bonds	1.12
Foreign government bonds	7.36
Sovereign/supranational bonds	0.42
Total international bonds	8.90
Total bonds	21.32
Investment companies
iShares Russell 1000 Growth Index Fund	0.01%
iShares Russell 2000 Index Fund	0.37
UBS Corporate Bond Relationship Fund	2.69
UBS Emerging Markets Equity Relationship Fund	1.06
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.13
UBS High Yield Relationship Fund	3.09
UBS Small-Cap Equity Relationship Fund	2.57
UBS U.S. Securitized Mortgage Relationship Fund	7.21
Total investment companies	17.13
Short-term investments	0.19
Investment of cash collateral from securities loaned	1.48
Total investments	100.30
Liabilities, in excess of cash and other assets	(0.30)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

(2)  Amount represents less than 0.005%.

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—60.18%
US equities—42.47%
Abbott Laboratories	39,400	$2,212,310
Abercrombie & Fitch Co.	37,600	3,006,872
Adobe Systems, Inc.*	54,500	2,328,785
Aflac, Inc.	457,900	28,678,277
Allergan, Inc.	851,200	54,681,088
American Eagle Outfitters, Inc.	162,900	3,383,433
American Electric Power Co., Inc.	387,600	18,046,656
American Tower Corp., Class A*	60,400	2,573,040
Amgen, Inc.*	121,700	5,651,748
Analog Devices, Inc.	936,900	29,699,730
Anheuser-Busch Cos., Inc.	271,800	14,226,012
Apache Corp.	29,300	3,150,922
Apple, Inc.*	91,600	18,144,128
AT&T, Inc.	699,000	29,050,440
Automatic Data Processing, Inc.	84,000	3,740,520
Bank of New York Mellon Corp.	813,502	39,666,358
Baxter International, Inc.	122,300	7,099,515
Becton, Dickinson & Co.	78,700	6,577,746
BlackRock, Inc.	7,600	1,647,680
Blackstone Group LP	206,918	4,579,095
Boeing Co.	32,300	2,824,958
BorgWarner, Inc.	573,600	27,767,976
Bristol-Myers Squibb Co.	453,400	12,024,168
Broadcom Corp., Class A*	188,100	4,916,934
Burlington Northern Santa Fe Corp.	527,200	43,878,856
Campbell Soup Co.	67,400	2,408,202
Carnival Corp.	633,900	28,202,211
CB Richard Ellis Group, Inc., Class A*	29,400	633,570
Cephalon, Inc.*	108,700	7,800,312
Chevron Corp.	156,900	14,643,477
Chico's FAS, Inc.*	555,700	5,017,971
Cisco Systems, Inc.*	383,300	10,375,931
Citigroup, Inc.	1,696,907	49,956,942
City National Corp.	122,700	7,306,785
Coach, Inc.*	314,600	9,620,468
Comcast Corp., Class A*	861,900	15,738,294
ConocoPhillips	56,300	4,971,290
Consol Energy, Inc.	44,700	3,196,944
Constellation Brands, Inc., Class A*	658,200	15,559,848
Costco Wholesale Corp.	262,900	18,339,904
DaVita, Inc.*	100,700	5,674,445
Dell, Inc.*	713,400	17,485,434
Discover Financial Services	761,675	11,486,059
eBay, Inc.*	263,800	8,755,522
EMC Corp.*	239,900	4,445,347
ENSCO International, Inc.	254,500	15,173,290
EOG Resources, Inc.	323,000	28,827,750

	Shares	Value
US equities—(continued)
Exelon Corp.	848,500	$69,271,540
Express Scripts, Inc.*	77,700	5,672,100
Exxon Mobil Corp.	208,500	19,534,365
FedEx Corp.	328,000	29,247,760
Fifth Third Bancorp	970,100	24,378,613
Fortune Brands, Inc.	218,100	15,781,716
Freddie Mac	682,300	23,245,961
Freeport-McMoRan Copper & Gold, Inc.	34,600	3,544,424
Genentech, Inc.*	102,000	6,841,140
General Dynamics Corp.	36,800	3,274,832
General Electric Co.	1,726,500	64,001,355
Genzyme Corp.*	499,500	37,182,780
Goldman Sachs Group, Inc.	26,300	5,655,815
Google, Inc., Class A*	26,600	18,393,368
Halliburton Co.	1,023,000	38,781,930
Harley-Davidson, Inc.	192,700	9,001,017
Hartford Financial Services Group, Inc.	209,500	18,266,305
Illinois Tool Works, Inc.	725,900	38,864,686
Intel Corp.	2,330,800	62,139,128
International Game Technology	242,600	10,657,418
Interpublic Group of Cos., Inc.*	1,434,200	11,631,362
Intuit, Inc.*	455,800	14,407,838
ITT Educational Services, Inc.*	73,900	6,301,453
J. Crew Group, Inc.*	126,300	6,088,923
Johnson & Johnson	623,838	41,609,995
Johnson Controls, Inc.	876,500	31,589,060
JPMorgan Chase & Co.	493,100	21,523,815
Laboratory Corp. of America Holdings*	128,200	9,682,946
Las Vegas Sands Corp.*	26,700	2,751,435
Lexmark International, Inc., Class A*	182,700	6,368,922
Linear Technology Corp.	426,800	13,585,044
Manitowoc Co., Inc.	66,000	3,222,780
Masco Corp.	1,382,700	29,880,147
MasterCard, Inc., Class A	71,100	15,300,720
McGraw-Hill Cos., Inc.	254,900	11,167,169
Medco Health Solutions, Inc.*	273,700	27,753,180
Medtronic, Inc.	531,900	26,738,613
Merck & Co., Inc.	684,600	39,782,106
Microchip Technology, Inc.	148,300	4,659,586
Microsoft Corp.	1,702,000	60,591,200
Millennium Pharmaceuticals, Inc.*	3,100	46,438
Millipore Corp.*	76,800	5,620,224
Morgan Stanley	1,023,550	54,360,740
Network Appliance, Inc.*	410,200	10,238,592
News Corp., Class A	1,016,200	20,821,938
NiSource, Inc.	462,300	8,732,847
Northeast Utilities	59,100	1,850,421
Omnicom Group, Inc.	438,300	20,832,399
PACCAR, Inc.	407,950	22,225,116

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(continued)
US equities—(concluded)
Patriot Coal Corp.*	26,640	$1,111,954
Peabody Energy Corp.	590,700	36,410,748
Pepco Holdings, Inc.	302,900	8,884,057
PepsiCo, Inc.	39,500	2,998,050
Pharmaceutical Product Development, Inc.	188,700	7,617,819
PNC Financial Services Group, Inc.	215,200	14,127,880
Praxair, Inc.	139,400	12,366,174
Precision Castparts Corp.	10,253	1,422,091
Principal Financial Group, Inc.	60,600	4,171,704
Procter & Gamble Co.	56,600	4,155,572
QUALCOMM, Inc.	235,200	9,255,120
Quest Diagnostics, Inc.	111,500	5,898,350
R.H. Donnelley Corp.*	352,892	12,873,500
Range Resources Corp.	52,000	2,670,720
Red Hat, Inc.*	291,900	6,083,196
Rockwell Automation, Inc.	78,800	5,434,048
Royal Caribbean Cruises Ltd.	250,100	10,614,244
Ryder System, Inc.	250,000	11,752,500
Schering-Plough Corp.	383,600	10,219,104
Schlumberger Ltd.	105,200	10,348,524
Sempra Energy	367,700	22,753,276
Southwestern Energy Co.*	43,500	2,423,820
Sprint Nextel Corp.	2,352,652	30,890,321
Starbucks Corp.*	217,600	4,454,272
Symantec Corp.*	1,796,172	28,990,216
SYSCO Corp.	720,800	22,496,168
Target Corp.	312,200	15,610,000
United Technologies Corp.	128,500	9,835,390
UnitedHealth Group, Inc.	295,100	17,174,820
Viacom, Inc., Class B*	402,900	17,695,368
Weatherford International Ltd.*	118,000	8,094,800
Wells Fargo & Co.	1,760,600	53,152,514
Wyeth	976,700	43,160,373
Wynn Resorts Ltd.	86,300	9,676,819
Xilinx, Inc.	744,800	16,288,776
XTO Energy, Inc.	86,875	4,461,900
Zimmer Holdings, Inc.*	28,400	1,878,660
Total US equities (cost $2,063,104,814)		2,175,731,353
International equities—17.71%
Australia—0.58%
National Australia Bank Ltd.	236,050	7,787,223
Qantas Airways Ltd.	2,253,006	10,718,525
QBE Insurance Group Ltd.	390,857	11,389,205
		29,894,953
Austria—0.10%
Telekom Austria AG	188,670	5,228,553

	Shares	Value
Canada—0.76%
Canadian National Railway Co.(1)	124,500	$5,884,720
Canadian Pacific Railway Ltd.	62,800	4,086,343
Cott Corp.*	102,300	678,925
Manulife Financial Corp.(1)	134,600	5,532,927
Research In Motion Ltd.*	53,000	6,010,200
Toronto-Dominion Bank(1)	177,500	12,499,367
TransCanada Corp.(1)	107,000	4,395,136
		39,087,618
Finland—0.34%
Nokia Oyj	249,594	9,610,477
Stora Enso Oyj, Class R(1)	525,571	7,799,829
		17,410,306
France—1.78%
AXA SA(1)	248,085	9,877,834
Compagnie Generale des Etablissements Michelin, Class B	62,912	7,212,482
France Telecom SA	600,238	21,540,655
Renault SA(1)	31,337	4,396,998
Suez SA	239,849	16,258,201
Total SA(1)	384,452	31,905,515
		91,191,685
Germany—1.98%
Allianz SE	61,152	13,079,841
Daimler AG	79,030	7,655,028
Deutsche Postbank AG	53,110	4,695,445
E.ON AG	46,557	9,885,252
Henkel KGaA, Preference Shares	241,882	13,558,762
MAN AG	43,056	7,084,790
Metro AG	132,843	11,087,364
SAP AG	187,691	9,697,383
Siemens AG	156,308	24,538,679
		101,282,544
Greece—0.24%
Alpha Bank AE	215,606	7,871,893
National Bank of Greece SA	64,974	4,475,877
		12,347,770
Hong Kong—0.29%
Esprit Holdings Ltd.	482,500	7,091,258
Sun Hung Kai Properties Ltd.	355,000	7,468,272
		14,559,530
Ireland—0.40%
Bank of Ireland	764,218	11,329,641
CRH PLC	141,354	4,907,902
Irish Life & Permanent PLC	165,677	2,851,047
Smurfit Kappa Group PLC*	74,246	1,208,937
		20,297,527

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Italy—0.45%
Intesa Sanpaolo SpA	1,966,992	$15,427,079
UniCredito Italiano SpA	909,088	7,565,838
		22,992,917
Japan—3.08%
Aeon Co., Ltd.	210,000	3,065,340
Asahi Breweries Ltd.	377,700	6,400,164
Bank of Yokohama Ltd.	613,000	4,334,711
Bridgestone Corp.	244,900	4,313,281
Canon, Inc.(1)	178,000	8,132,877
East Japan Railway Co.	444	3,645,971
Fast Retailing Co., Ltd.(1)	32,200	2,290,863
Honda Motor Co., Ltd.	280,500	9,273,721
HOYA Corp.(1)	216,200	6,900,048
Japan Tobacco, Inc.	1,308	7,755,670
JFE Holdings, Inc.	77,400	3,900,236
KDDI Corp.	1,159	8,605,887
Komatsu Ltd.	113,900	3,079,631
Kubota Corp.	503,000	3,443,211
Mitsubishi Corp.	363,500	9,901,406
Mitsui Fudosan Co., Ltd.	159,000	3,436,298
Mitsui OSK Lines Ltd.	200,000	2,540,584
Mitsui Sumitomo Insurance Co., Ltd.(1)	553,000	5,397,521
Nitto Denko Corp.	130,500	6,890,033
NOK Corp.	126,400	2,664,386
Nomura Holdings, Inc.	215,000	3,594,075
NTN Corp.	367,000	3,181,844
NTT DoCoMo, Inc.	3,212	5,321,875
Shin-Etsu Chemical Co., Ltd.	104,300	6,521,112
SMC Corp.	26,000	3,094,457
Sumitomo Mitsui Financial Group, Inc.	1,078	8,021,530
Sumitomo Trust & Banking Co., Ltd.	558,000	3,715,198
Tokyo Gas Co., Ltd.	746,000	3,482,976
Toyota Motor Corp.	183,200	9,860,763
Yamada Denki Co., Ltd.	43,890	4,995,688
		157,761,357
Jersey (Channel Islands)—0.06%
Experian Group Ltd.	396,344	3,149,946
Luxembourg—0.14%
ArcelorMittal	90,439	6,930,909
Netherlands—0.97%
ASML Holding NV*	470,368	14,837,093
ING Groep NV CVA	125,747	4,908,227
Koninklijke Philips Electronics NV	101,975	4,419,376
Reed Elsevier NV(1)	342,474	6,794,094
Royal KPN NV	507,424	9,176,973
STMicroelectronics NV	274,186	3,903,262

	Shares	Value
Netherlands—(concluded)
TNT NV	143,984	$5,991,543
		50,030,568
Norway—0.16%
StatoilHydro ASA	129,450	4,002,491
Telenor ASA*	182,800	4,321,213
		8,323,704
Spain—0.38%
Banco Santander SA	903,131	19,511,436
Sweden—0.27%
Sandvik AB	432,400	7,349,527
Telefonaktiebolaget LM Ericsson, Class B	2,820,000	6,593,034
		13,942,561
Switzerland—1.85%
Alcon, Inc.	49,400	7,066,176
Credit Suisse Group	257,805	15,501,144
Holcim Ltd.	57,477	6,107,164
Nestle SA	31,430	14,401,654
Novartis AG	382,797	20,854,105
Roche Holding AG	140,261	24,160,148
Straumann Holding AG	15,332	4,210,339
Synthes, Inc.	18,650	2,305,239
		94,605,969
United Kingdom—3.88%
Associated British Foods PLC	516,229	9,191,169
AstraZeneca PLC	122,204	5,250,923
Balfour Beatty PLC	296,208	2,904,192
Barclays PLC	1,773,003	17,959,703
BP PLC	2,466,168	30,160,200
British Sky Broadcasting Group PLC	647,625	7,938,818
Cadbury Schweppes PLC	324,647	4,046,867
Carnival PLC	120,318	5,281,740
Cobham PLC	679,046	2,806,164
Diageo PLC	381,806	8,172,732
Kingfisher PLC	1,673,152	4,817,978
Prudential PLC	951,354	13,372,585
Rio Tinto PLC	41,747	4,373,734
Royal Bank of Scotland Group PLC	910,169	8,182,539
Scottish & Southern Energy PLC	201,449	6,543,610
Standard Chartered PLC	252,098	9,155,375
Tesco PLC	1,473,089	13,909,924
Vodafone Group PLC	8,941,341	33,324,486
Wolseley PLC	503,067	7,376,132
WPP Group PLC	301,987	3,866,251
		198,635,122
Total international equities (cost $787,920,293)		907,184,975
Total equities (cost $2,851,025,107)		3,082,916,328

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—21.32%
US bonds—12.42%
US corporate bonds—0.97%
AT&T, Inc., 6.450%, due 06/15/34		$540,000	$556,561
Avon Products, Inc., 7.150%, due 11/15/09		195,000	205,869
Bank of America Corp., 5.420%, due 03/15/17		2,000,000	1,932,600
BellSouth Corp., 6.550%, due 06/15/34		675,000	698,155
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29		660,000	715,177
Capital One Financial Corp., 5.500%, due 06/01/15		685,000	631,824
Citigroup, Inc., 5.500%, due 11/18/15	GBP	2,710,000	5,176,754
5.625%, due 08/27/12		$3,775,000	3,824,003
Comcast Cable Communications LLC, 6.750%, due 01/30/11		2,250,000	2,352,341
Computer Sciences Corp., 3.500%, due 04/15/08		325,000	323,044
ConAgra Foods, Inc., 5.819%, due 06/15/17		1,000	1,003
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35		520,000	485,967
Erac USA Finance Co., 8.000%, due 01/15/11(2)		700,000	748,976
Exelon Generation Co. LLC, 5.350%, due 01/15/14		1,000,000	973,195
First Union National Bank, 7.800%, due 08/18/10		1,550,000	1,670,466
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		12,750,000	12,102,236
GMAC LLC, 6.875%, due 09/15/11		2,170,000	1,856,422
HSBC Bank USA N.A., 5.625%, due 08/15/35		1,355,000	1,197,381
HSBC Finance Corp., 6.750%, due 05/15/11		1,925,000	1,996,928
ICI Wilmington, Inc., 4.375%, due 12/01/08		600,000	599,174
International Lease Finance Corp., 3.500%, due 04/01/09		1,775,000	1,744,640
JPMorgan Chase & Co., 6.750%, due 02/01/11		2,000,000	2,099,986
MBNA Corp., 7.500%, due 03/15/12		550,000	599,895
MetLife, Inc., 5.000%, due 11/24/13		700,000	699,502
Morgan Stanley, 6.750%, due 04/15/11		3,475,000	3,642,294

	Face amount	Value
US corporate bonds—(concluded)
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	$375,000	$485,994
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	825,000	844,543
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	975,000	1,070,401
Wells Fargo Bank N.A., 6.450%, due 02/01/11	580,000	613,612
Total US corporate bonds (cost $51,230,987)		49,848,943
Asset-backed securities—0.50%
Conseco Finance, Series 01-D, Class M2, 6.778%, due 11/15/32(3)	1,163,349	491,628
Countrywide Asset Backed Certificates, Series 04-SD1, Class A1, 5.205%, due 06/25/33(2),(3)	183,691	171,422
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.085%, due 01/25/37(2),(3)	2,660,411	1,729,267
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(3)	2,653,149	1,331,423
Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, 5.178%, due 05/15/10(3)	3,225,000	3,222,795
Green Tree Financial Corp., Series 96-4, Class A6, 7.400%, due 06/15/27	211,122	223,994
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4),(5)	2,000,000	300,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(4),(5)	1,075,000	107,500
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 4.995%, due 06/25/36(3)	1,003,209	526,594
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(3)	1,187,693	507,875
Series 06-3, Class A2, 5.500%, due 09/25/36(3)	1,250,000	301,487
Series 06-5, Class A1, 5.500%, due 01/25/37(5)	2,242,178	1,452,479
Series 06-3, Class A1, 5.594%, due 09/25/36(3)	1,294,936	926,165

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(concluded)
Series 06-4, Class A1, 5.671%, due 11/25/36(5)	$1,028,990	$705,306
Series 06-4, Class A2, 5.730%, due 11/25/36(5)	3,000,000	692,999
Long Beach Mortgage Loan Trust, Series 06-A, Class A2, 5.548%, due 05/25/36(5)	1,175,000	296,191
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(3)	1,312,694	1,167,272
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(3)	694,410	548,141
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 5.025%, due 11/25/36(3)	2,000,778	1,073,579
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(3)	1,984,460	1,289,899
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(3)	2,713,957	1,236,489
Series 06-3, Class A1, 5.045%, due 04/25/36(3)	1,101,725	721,888
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	170,206	155,793
Series 05-S7, Class A2, 5.165%, due 12/25/35(2),(3)	1,250,000	1,208,493
Series 02-23XS, Class A7, 6.080%, due 11/25/32(5)	4,899,787	4,823,656
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(4),(5)	2,500,000	125,000
Total asset-backed securities (cost $41,270,354)		25,337,335
Collateralized debt obligations—0.15%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4)	7,000,000	6,256,250
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2)	1,645,000	1,365,350
Total collateralized debt obligations (cost $8,545,093)		7,621,600

	Face amount	Value
Commercial mortgage-backed securities—1.58%
Asset Securitization Corp., Series 97-D4, Class B1, 7.525%, due 04/14/29	$5,000,000	$5,516,597
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4, 5.356%, due 10/10/45	4,550,000	4,560,697
Series 06-5, Class B, 5.463%, due 09/10/47	2,050,000	1,880,625
Series 06-4, Class C, 5.754%, due 07/10/46(3)	2,050,000	1,917,694
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class C, 5.941%, due 06/11/50(3)	2,500,000	2,303,000
Series 06-PW14, Class B, 5.333%, due 12/11/38(2)	2,150,000	1,949,855
Series 07-T28, Class A4, 5.742%, due 09/11/42(3)	5,625,000	5,762,276
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4, 5.889%, due 12/10/49(3)	8,150,000	8,380,511
Credit Suisse Mortgage Capital Certificates, Series 06-C2, Class A3, 5.847%, due 03/15/39(3)	5,350,000	5,495,782
Series 07-C4, Class C, 6.004%, due 09/15/39(2),(3)	1,600,000	1,466,170
Series 06-C3, Class B, 6.021%, due 06/15/38(3)	1,600,000	1,516,892
Series 07-C5, Class B, 6.325%, due 09/15/40(3)	5,007,000	4,706,330
GS Mortgage Securities Corp. II, Series 06-RR2, Class A1, 5.686%, due 06/23/46(2),(3)	9,025,000	8,079,270
Series 07-GG10, Class C, 5.993%, due 08/10/45(3)	1,600,000	1,457,027
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	116,695	119,126
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP8, Class B, 5.520%, due 05/15/45(3)	1,625,000	1,477,636
Series 07-CB19, Class D, 5.937%, due 02/12/49(3)	1,675,000	1,491,228
Series 07-CB20, Class C, 6.199%, due 02/12/51(2),(3)	1,725,000	1,657,087
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(3)	813,423	831,210

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Commercial mortgage-backed securities—(concluded)
Mach One Trust Commercial Mortgage-Backed Securities, Series 04-1A, Class A1, 3.890%, due 05/28/40(2),(4)	$209,708	$203,417
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	9,625,000	9,597,449
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(3)	1,600,000	1,447,689
Series 07-9, Class A4, 5.700%, due 09/12/49	5,875,000	5,875,689
Series 07-8, Class C, 6.156%, due 08/12/49(3)	1,675,000	1,501,284
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	1,055,000	1,110,566
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2, 6.592%, due 12/18/33	540,000	561,474
Total commercial mortgage-backed securities (cost $81,978,985)		80,866,581
Mortgage & agency debt securities—4.35%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(3)	1,693,307	1,252,432
Bear Stearns Alt-A Trust, Series 05-3, Class B1, 5.444%, due 04/25/35(3)	7,246,442	7,206,127
Countrywide Alternative Loan Trust, Series 05-J2, Class 2A1, 7.500%, due 12/25/34	1,113,207	1,137,686
Countrywide Home Loan Mortgage Pass-Through Trust, Series 03-20, Class 3A2, 4.750%, due 07/25/18	75,973	75,828
Series 06-HYB1, Class 1A1, 5.356%, due 03/20/36(3)	4,816,448	4,756,502
Series 06-16, Class M1, 6.250%, due 11/25/36(3)	2,971,696	2,687,685
CS First Boston Mortgage Securities Corp., Series 05-10, Class 10A3, 6.000%, due 11/25/35	922,498	928,848
Series 05-9, Class 3A1, 6.000%, due 10/25/35	3,570,381	3,475,446

	Face amount		Value
Mortgage & agency debt securities—(continued)
Series 03-8, Class 5A1, 6.500%, due 04/25/33		$266,586	$267,317
Series 05-12, Class 1A1, 6.500%, due 01/25/36		5,304,864	5,271,715
Series 03-27, Class 9A1, 7.000%, due 11/25/33		174,104	175,873
Series 05-11, Class 4A1, 7.000%, due 12/25/35		3,387,587	3,371,559
Series 01-26, Class 5A1, 7.328%, due 11/25/31(3)		52,352	52,198
Series 02-10, Class 2A1, 7.500%, due 05/25/32		10,991	11,020
Federal Home Loan Bank, 4.625%, due 11/19/10		11,810,000	11,866,157
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12		7,550,000	7,794,273
5.250%, due 10/10/12		3,225,000	3,256,905
5.300%, due 02/27/09		8,275,000	8,292,229
5.600%, due 10/17/13		2,815,000	2,840,735
5.750%, due 09/15/10	EUR	5,570,000	8,379,165
5.750%, due 06/27/16		$3,300,000	3,563,426
Federal Home Loan Mortgage Corp. Gold Pools, 5.500%, due 01/01/19, # B11810		1,349,991	1,368,642
5.500%, due 02/01/24, # C90798		3,959,032	3,977,406
5.500%, due 09/01/23, # D96274		2,351,000	2,363,572
5.500%, due 04/01/18, # E01345		275,375	279,179
5.500%, due 01/01/18, # E93969		85,367	86,570
6.000%, due 07/01/34, # A24844		1,165,555	1,184,744
6.000%, due 03/01/31, # C56030		336,242	343,535
6.500%, due 04/01/29, # C00742		48,131	49,877
6.500%, due 01/01/29, # C20606		1,617,950	1,677,109
6.500%, due 02/01/17, # E01127		80,735	83,580
6.500%, due 10/01/17, # E92004		468,290	484,325
6.500%, due 11/01/29, # G01717		931,389	967,068
7.000%, due 06/01/28, # G00944		147,620	155,185
7.000%, due 04/01/32, # G01391		1,223,847	1,286,129
Federal Home Loan Mortgage Corp. REMICs, Series 3164, Class NC, 6.000%, due 12/15/32		7,875,000	8,071,308
Federal National Mortgage Association, 5.000%, due 10/15/10		3,225,000	3,247,440
5.250%, due 08/01/12		4,040,000	4,199,536
5.500%, due 03/15/11		5,670,000	5,977,274
5.500%, due 01/23/12		5,280,000	5,282,028
6.000%, due 08/22/16		9,115,000	9,197,992
6.070%, due 05/12/16		3,790,000	3,805,418

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(continued)
Federal National Mortgage Association Grantor Trust, Series 02-T19, Class A1, 6.500%, due 07/25/42	$1,379,913	$1,447,063
Series 00-T6, Class A1, 7.500%, due 06/25/30	252,930	268,773
Series 01-T4, Class A1, 7.500%, due 07/25/41	1,137,279	1,207,389
Federal National Mortgage Association Pools, 4.271%, due 01/01/35, # 809205(3)	2,824,095	2,792,316
4.656%, due 01/01/35, # 809625(3)	3,501,656	3,487,994
5.000%, due 08/01/20, # 835227	10,383,921	10,394,108
5.500%, due 11/01/23, # 244450	132,415	133,672
5.500%, due 04/01/24, # 255182	4,525,299	4,550,152
5.500%, due 02/01/18, # 357351	6,231,674	6,325,894
5.500%, due 06/01/33, # 555523	5,829,811	5,842,693
5.500%, due 05/01/33, # 705626	4,685,003	4,688,477
5.500%, due 07/01/33, # 720109	4,924,002	4,927,653
5.500%, due 09/01/24, # 829952	2,767,978	2,785,352
6.000%, due 09/01/08, # 190015	218,773	219,761
6.000%, due 08/01/17, # 254403	512,264	525,132
6.000%, due 06/01/14, # 323789	722,829	739,974
6.000%, due 07/01/29, # 522564	508,168	520,040
6.000%, due 11/01/28, # 596124	102,252	104,658
6.000%, due 01/01/33, # 676733	1,830,451	1,864,843
6.000%, due 03/01/20, # 809903	2,278,534	2,332,892
6.000%, due 03/01/20, # 810112	1,986,107	2,033,488
6.000%, due 07/01/17, # 829951	2,198,213	2,250,354
6.154%, due 04/01/36, # 891332(3)	1,154,261	1,187,112
6.500%, due 12/01/10, # 313697	424,016	426,429
6.500%, due 03/01/17, # 629627	375,890	388,845
6.500%, due 06/01/17, # 652185	446,846	462,462
7.000%, due 08/01/32, # 650101	599,494	631,145
7.000%, due 01/01/34, # 754504	231,945	240,724
7.500%, due 05/01/31, # 578040	13,646	14,553
7.500%, due 02/01/33, # 653819	205,287	219,451
Federal National Mortgage Association Whole Loan, Series 01-W3, Class A, 7.000%, due 09/25/41(3)	52,810	55,008
Series 04-W11, Class 1A3, 7.000%, due 05/25/44	1,578,716	1,674,067
Series 95-W3, Class A, 9.000%, due 04/25/25	593	662
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.302%, due 09/25/34(3)	845,245	841,497

	Face amount	Value
Mortgage & agency debt securities—(concluded)
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.135%, due 02/25/35(3)	$162,693	$154,101
Government National Mortgage Association, Series 01-35, Class AZ, 6.500%, due 08/20/31	2,568,950	2,680,664
Government National Mortgage Association Pools, 6.000%, due 11/20/28, # 2671	28,918	29,614
6.000%, due 02/20/29, # 2713	26,084	26,703
6.000%, due 01/15/29, # 495814	38,199	39,237
6.125%, due 10/20/29, # 80329(3)	105,256	106,625
6.500%, due 03/15/26, # 422480	317,992	330,396
6.500%, due 01/20/34, # 491532	476,146	492,293
6.500%, due 04/15/31, # 781276	909,485	942,940
8.000%, due 12/15/22, # 338523	6,587	7,106
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	8,000,000	7,453,799
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.396%, due 12/25/34(3)	4,398,671	4,348,200
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.883%, due 02/25/37(3)	7,000,000	6,900,613
Wells Fargo Mortgage Backed Securities Trust, Series 03-18, Class A2, 5.250%, due 12/25/33	3,195,533	3,117,044
Total mortgage & agency debt securities (cost $223,373,098)		222,965,011
Stripped mortgage-backed securities—0.02%
Sequoia Mortgage Trust, Series 04-11, Class XAI, IO, 1.109%, due 12/20/34(3),(4)	19,058,465	427,100
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(4)	2,949,988	361,084
Total stripped mortgage-backed securities (cost $1,975,342)		788,184

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(continued)
US bonds—(concluded)
US government obligations—4.85%
US Treasury Bonds, 4.750%, due 02/15/37(1)		$18,465,000	$19,324,767
6.250%, due 08/15/23(1)		43,440,000	52,009,235
8.125%, due 08/15/19		8,680,000	11,700,371
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 01/15/27		14,672,893	15,516,585
US Treasury Notes, 3.625%, due 10/31/09		5,530,000	5,584,437
4.250%, due 11/15/13		8,475,000	8,786,855
4.625%, due 11/15/16(1)		8,930,000	9,352,085
4.875%, due 06/30/09		45,155,000	46,312,097
4.875%, due 06/30/12(1)		75,115,000	79,668,847
Total US government obligations (cost $245,701,534)			248,255,279
Total US bonds (cost $654,075,393)			635,682,933
International bonds—8.90%
International corporate bonds—1.12%
Germany—0.69%
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12	EUR	8,570,000	$12,638,276
4.750%, due 12/07/10	GBP	2,745,000	5,452,208
5.000%, due 07/04/11	EUR	5,150,000	7,708,663
5.500%, due 12/07/15	GBP	2,850,000	5,877,020
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	4,245,000	3,640,066
			35,316,233
Luxembourg—0.01%
Telecom Italia Capital SA, 5.250%, due 11/15/13		$325,000	321,207
Netherlands—0.11%
Rabobank Nederland, 4.125%, due 04/04/12	EUR	4,040,000	5,773,534
United Kingdom—0.31%
Abbey National PLC, 7.950%, due 10/26/29		$295,000	349,805
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	2,140,000	5,366,576
Lloyds TSB Bank PLC, 6.625%, due 03/30/15		2,375,000	4,860,263
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(6)		$675,000	721,609

	Face amount		Value
United Kingdom—(concluded)
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP	1,890,000	$4,495,971
			15,794,224
Total international corporate bonds (cost $55,513,181)			57,205,198
Foreign government bonds—7.36%
Austria—0.53%
Republic of Austria, 5.000%, due 01/15/08	EUR	4,050,000	5,922,918
5.250%, due 01/04/11		14,100,000	21,272,067
			27,194,985
Belgium—0.32%
Government of Belgium, 5.000%, due 09/28/11	EUR	2,300,000	3,461,428
5.750%, due 03/28/08		8,755,000	12,851,679
			16,313,107
Canada—0.31%
Government of Canada, 6.000%, due 06/01/11	CAD	14,850,000	16,074,773
France—0.77%
French Treasury Notes, 3.000%, due 07/12/08	EUR	6,450,000	9,372,444
Government of France, 4.750%, due 04/25/35		4,295,000	6,354,689
5.500%, due 04/25/29		14,505,000	23,606,187
			39,333,320
Germany—1.90%
Bundesobligation, 3.500%, due 10/10/08	EUR	17,260,000	25,104,266
Deutsche Bundesrepublik, 3.750%, due 01/04/09		14,780,000	21,553,563
4.500%, due 07/04/09		19,340,000	28,422,517
4.750%, due 07/04/34		11,900,000	17,702,867
5.250%, due 07/04/10		2,850,000	4,280,055
			97,063,268
Italy—1.12%
Republic of Italy, 4.000%, due 02/01/37	EUR	11,500,000	14,387,746
4.500%, due 05/01/09		9,815,000	14,415,313
5.250%, due 08/01/11		5,200,000	7,857,433
6.500%, due 11/01/27		11,790,000	20,783,131
			57,443,623

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
Foreign government bonds—(concluded)
Japan—1.10%
Government of Japan CPI Linked Bonds, 0.500%, due 12/10/14	JPY	105,000,000	$918,368
1.000%, due 06/10/16		894,030,000	7,989,170
Government of Japan, 0.300%, due 03/20/08		1,100,000,000	9,836,618
0.900%, due 06/15/08		1,360,000,000	12,186,082
1.300%, due 06/20/11		1,340,000,000	12,172,355
1.500%, due 03/20/14		280,000,000	2,561,734
1.900%, due 06/20/25		735,000,000	6,506,265
2.300%, due 06/20/35		485,000,000	4,309,400
			56,479,992
Netherlands—0.33%
Government of Netherlands, 4.000%, due 01/15/37	EUR	6,375,000	8,352,031
5.000%, due 07/15/11		5,710,000	8,583,060
			16,935,091
Poland—0.46%
Poland Government Bonds, 5.250%, due 10/25/17	PLN	34,500,000	13,331,209
5.750%, due 09/23/22		24,800,000	9,982,944
			23,314,153
Sweden—0.11%
Government of Sweden, 6.750%, due 05/05/14	SEK	33,200,000	5,835,869
United Kingdom—0.41%
UK Gilts, 4.750%, due 09/07/15	GBP	1,755,000	3,548,456
4.750%, due 03/07/20		5,480,000	11,145,529
5.000%, due 03/07/12		3,150,000	6,414,923
			21,108,908
Total foreign government bonds (cost $352,898,992)			377,097,089

	Face amount		Value
Sovereign/supranational bonds—0.42%
Supranational—0.42%
European Investment Bank, 5.375%, due 10/15/12	EUR	4,880,000	$7,451,268
6.250%, due 04/15/14	GBP	2,450,000	5,220,743
5.750%, due 09/15/09	AUD	6,810,000	5,832,263
6.125%, due 05/21/10		3,600,000	3,076,155
Total sovereign/supranational bonds (cost $20,640,519)			21,580,429
Total international bonds (cost $429,052,692)			455,882,716
Total bonds (cost $1,083,128,085)			1,091,565,649
	Shares
Investment companies—17.13%
iShares Russell 1000 Growth Index Fund		7,200	437,616
iShares Russell 2000 Index Fund(1)		250,000	18,980,000
UBS Corporate Bond Relationship Fund(7)		11,330,731	137,583,407
UBS Emerging Markets Equity Relationship Fund(7)		1,347,751	54,363,144
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(7)		700,000	6,963,880
UBS High Yield Relationship Fund(7)		7,275,545	158,205,989
UBS Small-Cap Equity Relationship Fund(7)		2,816,127	131,837,846
UBS U.S. Securitized Mortgage Relationship Fund(7)		30,255,383	369,164,087
Total investment companies (cost $813,561,001)			877,535,969
Short-term investments—0.19%
Other—0.17%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $8,865,962)		8,865,962	8,865,962
	Face amount
US government obligations—0.02%
US Treasury Bills, 3.15%, due on 06/19/08(9),(10) (cost $822,767)		$835,000	822,191
Total short-term investments (cost $9,688,729)			9,688,153

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Investment of cash collateral from securities loaned—1.48%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $75,947,556)	75,947,556	$75,947,556
Total investments—100.30% (cost $4,833,350,478)		5,137,653,655
Liabilities, in excess of cash and other assets—(0.30)%		(15,160,883)
Net assets—100.00%		$5,122,492,772

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $4,833,350,478;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$538,417,011
Gross unrealized depreciation	(234,113,834)
Net unrealized appreciation	$304,303,177

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2007.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $25,235,476 or 0.49% of net assets.

(3)  Floating rate security—The interest rates shown are the current rates as of December 31, 2007.

(4)  Security is illiquid. At December 31, 2007, the value of these securities amounted to $7,780,351 or 0.15% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  Perpetual bond security.The maturity date reflects the next call date.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2007.

(9)  The rate shown is the effective yield at the date of purchase.

(10)  Security, or portion thereof, was delivered to cover margin requirements for futures contracts.

CDO  Collateralized debt obligations

CPI  Consumer price index

CS  Credit Suisse

CVA  Dutch certification — depositary certificate

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

GS  Goldman Sachs

IO  Interest only security—This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REMIC  Real Estate Mortgage Investment Conduit

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

PLN  Polish Zloty

SEK  Swedish Krona

USD  United States Dollar

Restricted security

Securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
G-Force CDO, Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$6,900,093	0.13%	$6,256,250	0.12%

Forward foreign currency contracts

UBS Global Allocation Fund had the following forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	30,005,000	USD	26,302,683	04/03/08	$112,019
Canadian Dollar	22,910,000	USD	23,871,422	04/03/08	642,070
Canadian Dollar	27,930,000	USD	27,741,359	04/03/08	(577,969)
Euro	463,780,000	USD	669,127,871	04/03/08	(9,401,850)
Great Britain Pound	130,395,000	USD	267,324,093	04/03/08	8,394,543
Japanese Yen	4,282,500,000	USD	38,409,105	04/03/08	(306,010)
Japanese Yen	3,283,500,000	USD	29,911,454	04/03/08	227,606
Polish Zloty	27,280,000	USD	10,837,869	04/03/08	(232,403)
Swiss Franc	30,375,000	USD	27,196,784	04/03/08	230,418
United States Dollar	302,405,781	CHF	349,445,000	04/03/08	7,825,061
United States Dollar	22,829,491	EUR	15,530,000	04/03/08	(108,445)
United States Dollar	13,719,517	EUR	9,505,000	04/03/08	186,699
United States Dollar	12,842,136	GBP	6,380,000	04/03/08	(173,165)
United States Dollar	595,378,736	JPY	67,148,600,000	04/03/08	11,665,222
United States Dollar	31,403,364	JPY	3,463,700,000	04/03/08	(90,453)
United States Dollar	279,597,512	SEK	1,779,750,000	04/03/08	(4,095,410)
United States Dollar	57,180,116	SGD	82,215,000	04/03/08	261,532
United States Dollar	117,670,330	TWD	3,747,800,000	02/21/08	(1,278,814)
Net unrealized appreciation on forward foreign currency contracts					$13,280,651

Currency type abbreviations:

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

UBS Global Allocation Fund—Portfolio of investments

December 31, 2007 (unaudited)

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2007:
	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 588 contracts (USD)	March 2008	$123,405,571	$123,627,000	$(221,429)
5 Year US Treasury Notes, 450 contracts (USD)	March 2008	49,266,986	49,626,563	(359,577)
Index futures buy contracts:
Amsterdam Exchanges Index, 535 contracts (EUR)	January 2008	79,585,682	80,446,778	861,096
FTSE 100 Index, 1,015 contracts (GBP)	March 2008	127,488,580	130,178,319	2,689,739
Index futures sell contracts:
DAX Index, 184 contracts (EUR)	March 2008	53,286,136	54,438,706	(1,152,570)
Nikkei 225 Index, 367 contracts (JPY)	March 2008	52,150,589	49,867,645	2,282,944
S&P Toronto Stock Exchange 60 Index, 330 contracts (CAD)	March 2008	53,229,940	54,400,932	(1,170,992)
SPI 200 Index, 385 contracts (AUD)	March 2008	52,464,666	53,380,986	(916,320)
Net unrealized appreciation on futures contracts				$2,012,891

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $24,970,547.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Frontier Fund

Portfolio performance

From its inception on July 26, 2007, through December 31, 2007, Class A shares of UBS Global Frontier Fund (the "Fund") returned 0.82% (Class A shares declined 4.70% after the deduction of the maximum sales charge), while Class Y shares returned 1.01%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 3.74%; for comparison purposes, the MSCI World Free Index (net US) returned 2.26% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 40; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to security selection, with asset allocation holding the Fund back slightly, as well. Currency positioning was positive for the period.

Portfolio performance summary

What worked

•  Asset allocation decisions in US fixed income and our tactical high yield bond positioning contributed positively to returns during the period.

•  We were overweight to US fixed income for most of the period, as we observed accommodative monetary policy from the Federal Reserve and the potential for a slowdown in economic growth. This position benefited the Fund when turmoil in the credit markets caused a flight to quality. As bond yields declined, the prices of the bonds held by the Fund increased.

•  At the end of July, we increased our high yield debt exposure, moving our relative positioning from an underweight to a neutral weight.

Leading up to this decision, high yield debt had sold off dramatically, and spreads had widened from historical all-time lows to what we believed were normal/fair value levels. The sell-off provided us with an attractive opportunity to gain exposure to high yield, which we believed had been over-valued for a considerable period of time. This position grew in value as the high yield market rebounded during August and September.

•  Stock selection in select areas was a positive contributor to performance, as well. In the US, the large cap growth component of the Fund significantly outperformed its benchmark due to stock selection in information technology and financials.

•  The Fund's currency positioning produced strong results, led by solid contributions from overweights to the Japanese yen and the Swiss franc, and an underweight to the UK pound.

In 2007, investors were being rewarded for participating in the "carry trade"—a currency strategy that looks to profit by selling low-yielding currencies, and buying high yielding ones. However, our research indicated investors' yield-seeking behavior was causing a significant valuation distortion in favor of high-yielding currencies, and against low-yielding currencies. We were of the view that the carry trade would unwind at some point.

In fact, the carry trade reversed early on in the current review period, as investors' appetite for risk waned. Thus, our overweights to the Japanese yen and Swiss franc produced some of the largest contributions to Fund performance over the period. And, while the accomodative monetary policy instituted by many of the central banks later in the period helped to re-establish the carry-trade in

UBS Global Frontier Fund

December, we expect risk-seeking behavior will mediate over time, and continue to position the Fund to benefit from a further unwinding of the carry trade.

•  The Fund's leverage strategy was successful, as well. Leverage remained at 20% for much of the period—below the Fund's target levels of 25% to 40% over time. This was a beneficial decision, as borrowing costs exceeded the returns of the Fund for the period. (Leverage involves borrowing money to increase your purchasing power. The expectation is that the value of your borrowed investment will increase more than what you will pay in interest on your loan.)

What didn't work

•  Overall, security selection was the largest negative contributor to Fund returns during the period, particularly in the US bond, international equity and US equity components.

•  The US equity component underperformed its benchmark, primarily due to stock selection in financials (except as noted on the prior page) and an underweight to energy. We continue to believe financial companies with a global scope are well-positioned to do well in a less liquid market environment, and therefore maintain an overweight in diversified financial companies. Within energy, we believe oil prices are significantly above our normal assumptions, and believe that they will return to more normal levels over time. However, this has led to increased spending by integrated oils, independent exploration and production companies and national oil companies. Therefore, while we continue to underweight the energy sector as a whole, we maintain an overweight to oil services companies.

•  The international equity component lagged primarily due to weak stock selection in technology and materials.

•  The performance of the US bond allocation was hurt by positions in asset-backed securities and commercial mortgage-backed securities, given turmoil in the subprime market.

•  A few asset allocation decisions detracted from the Fund's performance.

•  We were underweight emerging market debt which performed well over the period. Emerging market debt was relatively unscathed by the turmoil in the credit markets with spreads widening modestly over the period.

•  We were overweight to US equities—in what we believed were better valuation opportunities—during a volatile period in which the US market declined more than those of other developed countries.

•  In currency positioning, underweights to the euro and the Canadian dollar hindered Fund returns when both currencies performed well for the period.

This letter is intended to assist shareholders in understanding how the Fund performed since its inception on July 26, 2007 through December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Frontier Fund

Total return (unaudited)

		Inception(1) to 12/31/07
Before deducting	Class A(2)	0.82%
maximum sales charge	Class C(3)	0.48
	Class Y(4)	1.01
After deducting maximum	Class A(2)	-4.70
sales charge	Class C(3)	-0.52
MSCI World Free Index (net US)(5)		2.26
GSMI Mutual Fund Index(6)		3.74

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.83% and 1.47%; Class C—2.58% and 2.22%; Class Y—1.58% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares and the indices is 07/26/07. Inception date of the indices, for the purpose of this illustration, is 07/31/07.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global, 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
US Treasury Bonds, 6.250%, due 08/15/23	1.2%
French Treasury Notes, 3.000%, due 07/12/08	0.8
US Treasury Notes, 3.625%, due 10/31/09	0.8
Federal National Mortgage Association, 6.000%, due 08/22/16	0.8
US Treasury Notes, 4.875%, due 06/30/09	0.6
US Treasury Notes, 4.250%, due 11/15/13	0.6
Deutsche Bundesrepublik, 4.500%, due 07/04/09	0.6
US Treasury Notes, 4.875%, due 06/30/12	0.6
UK Gilts, 4.750, due 09/07/15	0.4
Kreditanstalt fuer Wiederaufbau, 1.350%, due 01/20/14	0.4
Total	6.8%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United States	6.5%
Germany	2.9
Italy	1.1
France	1.0
United Kingdom	0.7
Total	12.2%

(1)  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Frontier Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Bonds US bonds
US corporate bonds
Thrifts & mortgage finance	0.05%
Capital markets	0.04
Food & staples retailing	0.03
Total US corporate bonds	0.12
Asset-backed securities	0.17
Commercial mortgage-backed securities	0.56
Mortgage & agency debt securities	1.09
US government obligations	4.57
Total US bonds	6.51
International corporate bonds
Commercial banks	1.23
Thrifts & mortgage finance	0.07
Total international corporate bonds	1.30
Foreign government bonds	6.26
Sovereign/supranational bonds	0.47
Total international bonds	8.03
Total bonds	14.54
Investment companies
iShares MSCI Emerging Markets Index Fund	0.91%
UBS Corporate Bond Relationship Fund	2.76
UBS High Yield Relationship Fund	2.37
UBS International Equity Relationship Fund	15.07
UBS U.S. Large Cap Equity Relationship Fund	34.91
UBS U.S. Large Cap Growth Equity Relationship Fund	5.89
UBS U.S. Securitized Mortgage Relationship Fund	9.64
Total Investment companies	71.55
Short-term investments	13.47
Total investments	99.56
Cash and other assets, less liabilities	0.44
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Frontier Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—14.54%
US bonds—6.51%
US corporate bonds—0.12%
Countrywide Financial Corp., 5.200%, due 02/27/08(1)	$75,000	$71,610
CVS Caremark Corp., 5.750%, due 06/01/17	45,000	45,290
Lehman Brothers Holdings, Inc., 5.750%, due 01/03/17	55,000	52,835
Total US corporate bonds (cost $171,157)		169,735
Asset-backed securities—0.17%
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(1)	57,262	28,736
Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, 5.178%, due 05/15/10(1)	50,000	49,966
GSAMP Trust, Series 06-S3, Class A2, 5.769%, due 05/25/36(2),(3)	25,000	2,500
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 4.995%, due 06/25/36(1)	13,933	7,314
Home Equity Mortgage Trust, Series 06-5, Class A1, 5.500%, due 01/25/37(3)	32,262	20,899
Series 06-3, Class A1, 5.594%, due 09/25/36(1)	24,903	17,811
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(1)	30,630	27,236
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1)	22,806	10,391
Series 06-3, Class A1, 5.045%, due 04/25/36(1)	29,776	19,510
Structured Asset Securities Corp., Series 05-S7, Class A2, 5.165%, due 12/25/35(1),(4)	50,000	48,340
Total asset-backed securities (cost $289,580)		232,703
Commercial mortgage-backed securities—0.56%
Banc of America Commercial Mortgage, Inc., Series 07-4, Class A4, 5.745%, due 02/10/51(1)	250,000	249,849
Series 06-3, Class A4, 5.889%, due 07/10/44(1)	125,000	129,877

	Face amount		Value
Commercial mortgage-backed securities—(concluded)
Bear Stearns Commercial Mortgage Securities Trust, Series 07-T28, Class A4, 5.742%, due 09/11/42(1)		$125,000	$128,050
Credit Suisse Mortgage Capital Certificates, Series 07-C5, Class B, 6.325%, due 09/15/40(1)		150,000	140,992
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 07-9, Class A4, 5.700%, due 09/12/49		125,000	125,015
Total commercial mortgage-backed securities (cost $778,302)			773,783
Mortgage & agency debt securities—1.09%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(1)		35,649	26,367
Federal Home Loan Bank, 4.625%, due 11/19/10		255,000	256,213
Federal Home Loan Mortgage Corp., 5.750%, due 09/15/10	EUR	110,000	165,477
Federal National Mortgage Association, 6.000%, due 08/22/16		$1,030,000	1,039,378
Total mortgage & agency debt securities (cost $1,476,518)			1,487,435
US government obligations—4.57%
US Treasury Bonds, 6.250%, due 08/15/23		1,375,000	1,646,241
8.125%, due 08/15/19		85,000	114,577
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 01/15/27		300,292	317,559
US Treasury Notes, 3.625%, due 10/31/09		1,095,000	1,105,779
4.250%, due 11/15/13		810,000	839,806
4.625%, due 07/31/12		200,000	210,000
4.625%, due 11/15/16		370,000	387,488
4.875%, due 06/30/09		865,000	887,166
4.875%, due 06/30/12		715,000	758,347
Total US government obligations (cost $6,219,118)			6,266,963
Total US bonds (cost $8,934,675)			8,930,619

UBS Global Frontier Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(concluded)
International bonds—8.03%
International corporate bonds—1.30%
Germany—1.09%
Kreditanstalt fuer Wiederaufbau, 1.350%, due 01/20/14	JPY	60,000,000	$543,034
4.625%, due 10/12/12	EUR	240,000	353,931
4.750%, due 12/07/10	GBP	70,000	139,036
5.000%, due 07/04/11	EUR	180,000	269,429
5.500%, due 12/07/15	GBP	90,000	185,590
			1,491,020
Netherlands—0.14%
Rabobank Nederland, 4.125%, due 04/04/12	EUR	130,000	185,782
United Kingdom—0.07%
Bank of Scotland PLC, 9.375%, due 05/15/21	GBP	40,000	100,310
Total International corporate bonds (cost $1,721,807)			1,777,112
Foreign government bonds—6.26%
Austria—0.19%
Republic of Austria, 5.250%, due 01/04/11	EUR	170,000	256,472
Canada—0.26%
Government of Canada, 6.000%, due 06/01/11	CAD	325,000	351,805
France—1.01%
French Treasury Notes, 3.000%, due 07/12/08	EUR	780,000	1,133,412
Government of France, 4.750%, due 04/25/35		80,000	118,364
5.500%, due 04/25/29		80,000	130,196
			1,381,972
Germany—1.83%
Bundesobligation, 3.500%, due 10/10/08	EUR	220,000	319,985
Bundesschatzanweisungen, 3.750%, due 12/12/08		40,000	58,283
Deutsche Bundesrepublik, 3.750%, due 07/04/13		285,000	408,413
4.500%, due 07/04/09		535,000	786,248
4.750%, due 07/04/34		360,000	535,549
5.250%, due 07/04/10		50,000	75,089
6.250%, due 01/04/24		185,000	321,681
			2,505,248
Italy—1.07%
Republic of Italy, 4.000%, due 02/01/37	EUR	190,000	237,711
4.500%, due 05/01/09		250,000	367,176
5.250%, due 08/01/11		230,000	347,540

	Face amount		Value
Italy—(concluded)
6.500%, due 11/01/27	EUR	290,000	$511,205
			1,463,632
Japan—0.60%
Government of Japan, 0.300%, due 03/20/08	JPY	31,000,000	277,214
1.500%, due 03/20/14		27,000,000	247,024
1.900%, due 06/20/25		10,000,000	88,521
Government of Japan CPI Linked Bonds, 1.000%, due 06/10/16		11,077,000	98,985
1.200%, due 06/10/17		12,060,000	108,817
			820,561
Netherlands—0.24%
Government of Netherlands, 4.000%, due 01/15/37	EUR	140,000	183,417
5.000%, due 07/15/11		100,000	150,316
			333,733
Poland—0.39%
Poland Government Bonds, 5.250%, due 10/25/17	PLN	700,000	270,488
5.750%, due 09/23/22		670,000	269,701
			540,189
Sweden—0.07%
Government of Sweden, 6.750%, due 05/05/14	SEK	560,000	98,436
United Kingdom—0.60%
UK Gilts, 4.750%, due 09/07/15	GBP	280,000	566,135
4.750%, due 03/07/20		75,000	152,539
5.000%, due 03/07/08		30,000	59,718
8.000%, due 06/07/21		15,000	40,059
			818,451
Total foreign government bonds (cost $8,293,606)			8,570,499
Sovereign/supranational bonds—0.47%
European Investment Bank, 5.375%, due 10/15/12	EUR	170,000	259,573
5.750%, due 09/15/09	AUD	170,000	145,592
6.125%, due 05/21/10		160,000	136,718
6.250%, due 04/15/14	GBP	50,000	106,546
Total sovereign/supranational bonds (cost $645,739)			648,429
Total international bonds (cost $10,661,152)			10,996,040
Total bonds (cost $19,595,827)			19,926,659

UBS Global Frontier Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Investment companies—71.55%
iShares MSCI Emerging Markets Index Fund	8,300	$1,247,490
UBS Corporate Bond Relationship Fund(5)	312,137	3,790,118
UBS High Yield Relationship Fund(5)	149,150	3,243,248
UBS International Equity Relationship Fund(5)	1,003,473	20,658,489
UBS U.S. Large Cap Equity Relationship Fund(5)	2,267,067	47,856,194
UBS U.S. Large Cap Growth Equity Relationship Fund(5)	627,582	8,079,496
UBS U.S. Securitized Mortgage Relationship Fund(5)	1,083,573	13,221,324
(cost $98,638,736)		98,096,359
Short-term investments—13.47%
Investment company—13.37%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(5),(6) (cost $18,334,289)	18,334,289	18,334,289

	Face amount	Value
US government obligations — 0.10%
US Treasury Bills, 3.15%, due on 06/19/08(7),(8) (cost $133,015)	$135,000	$132,929
Total short-term investments (cost $18,467,304)		18,467,218
Total investments—99.56% (cost $136,701,867)		136,490,236
Cash and other assets, less liabilities—0.44%		605,228
Net assets—100.00%		$137,095,464

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $136,701,867;
and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,602,617
Gross unrealized depreciation	(1,814,248)
Net unrealized depreciation	$(211,631)

(1)  Floating rate security—The interest rate shown is the current rate as of December 31, 2007.

(2)  Security is illiquid. At December 31, 2007, the value of this security amounted to $2,500 and rounds to less than 0.005% of net assets.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of this security amounted to $48,340 or 0.04% of net assets.

(5)  Investment in affiliated mutual fund.

(6)  The rate shown reflects the yield at December 31, 2007.

(7)  The rate shown is the effective yield at the date of purchase.

(8)  Security, or portion thereof, was delivered to cover margin requirements for futures contracts.

CPI    Consumer Price Index

GSAMP  Goldman Sachs Mortgage Securities Corp.

TIPS    Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

PLN  Polish Zloty

SEK  Swedish Krona

UBS Global Frontier Fund—Portfolio of investments

December 31, 2007 (unaudited)

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	475,000	USD	494,933	04/03/08	$13,312
Euro	7,615,000	USD	10,990,158	04/03/08	(150,908)
Euro	520,000	USD	765,281	04/03/08	4,499
Great Britain Pound	1,830,000	USD	3,751,702	04/03/08	117,811
Polish Zloty	850,000	USD	337,690	04/03/08	(7,241)
United States Dollar	5,785,124	CHF	6,685,000	04/03/08	149,696
United States Dollar	587,555	CHF	660,000	04/03/08	(1,619)
United States Dollar	11,506,601	JPY	1,296,000,000	04/03/08	209,637
United States Dollar	738,610	JPY	81,400,000	04/03/08	(2,729)
United States Dollar	5,517,840	SEK	35,140,000	04/03/08	(78,231)
United States Dollar	1,050,197	SGD	1,510,000	04/03/08	4,804
United States Dollar	2,643,642	TWD	84,200,000	02/21/08	(28,731)
Net unrealized appreciation on forward foreign currency contracts					$230,300

Currency type abbreviations:

CHF  Swiss Franc

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of December 31, 2007:
	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures sell contracts:
5 Year US Treasury Notes, 20 contracts (USD)	March 2008	$2,189,644	$2,205,625	$(15,981)
Index futures buy contracts:
Amsterdam Exchanges Index, 13 contracts (EUR)	January 2008	1,933,858	1,954,782	20,924
FTSE 100 Index, 26 contracts (GBP)	March 2008	3,265,717	3,334,617	68,900
Russell 2000 Index, 12 contracts (USD)	March 2008	4,501,542	4,633,200	131,658
Index futures sell contracts:
DAX Index, 5 contracts (EUR)	March 2008	1,447,993	1,479,313	(31,320)
Nikkei 225 Index, 9 contracts (JPY)	March 2008	1,278,897	1,222,912	55,985
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	March 2008	1,291,281	1,318,810	(27,529)
S&P 500 Index, 12 contracts (USD)	March 2008	4,434,932	4,431,600	3,332
SPI 200 Index, 10 contracts (AUD)	March 2008	1,362,719	1,386,520	(23,801)
Net unrealized appreciation on futures contracts				$182,168

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $379,777.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

JPY   Japanese Yen

USD   United States Dollar

See accompanying notes to financial statements.

UBS Global Equity Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS Global Equity Fund (the "Fund") declined 2.72% (Class A shares declined 8.06% after the deduction of the maximum sales charge), while Class Y shares declined 2.66%. The Fund's benchmark, the MSCI World Free Index (net US) (the "Index"), returned 0.01% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 49; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund underperformed the benchmark for the period due mainly to stock selection.

Portfolio performance summary

What worked

•  Several stock selection decisions were favorable during the period. Rio Tinto, Tullow Oil and Medco Health were among our top performers. (For details, see "Portfolio Highlights.")

•  Key industry weightings contributed positively to returns. These included overweights to retailing stocks and health care and an underweight to real estate relative to the Index.

•  The Fund's overweight to health care stocks contributed positively to performance during the period. We have a significant allocation to pharmaceutical stocks, particularly in the US market, where we find attractive opportunities despite the prospect of healthcare reform. We continue to prefer companies with unique or non-commodity product concentrations—such as in vaccines and biologics—and we seek to avoid those companies that we believe have too much generic exposure, significant patent expiration risk or weak product pipelines. Key holdings include Allergan, Merck and Wyeth. Security selection within biotechnology stocks was strong as well, with Genzyme performing well.

•  Within consumer discretionary, the Fund benefited from an overweight to retailing stocks, and from successful stock selection in media names such as Viacom and Comcast.

•  The Fund's decision to underweight real estate contributed to performance. Our research indicates the real estate sector remains overvalued. In particular, we avoided holding real estate companies in both Europe and Asia, a decision which paid off for the Fund.

What didn't work

•  The largest detractor from performance was stock selection in financials, as all sub-sectors of this group posted weak returns on the back of the subprime crisis.

•  In particular, stock selection in diversified financials, including overweight positions in Citigroup and Morgan Stanley, held us back.

•  In banks, Fifth Third, Barclays and Bank of Ireland also contributed to the Fund's underperformance.

•  Stock selection in insurance further detracted, with AXA, Sompo Japan and Allianz lagging.

UBS Global Equity Fund

•  Information technology further hindered performance over the six-month period.

•  Semiconductor stocks, including Xilinx and Analog Devices, generated negative returns. However, we believe semiconductor valuations are at historically attractive levels, and that demand will remain strong and well-diversified. We also see little risk of oversupply in the sector.

•  In technology hardware and equipment, overweights to Lexmark International, Ericsson and Ricoh were disappointments. We believe hardware valuations are stretched and we remain underweighted overall to this area. We are, however, finding select opportunities—most notably in Japan, where we believe these companies are well positioned competitively and have strong business models.

•  The Fund's positions in industrials contributed negatively to performance.

•  Stock selection in capital goods lowered Fund returns namely due to an overweight in Masco, which was down on housing-related concerns. An overweight and stock selection in transport also detracted, including holdings in FedEx and Canadian Pacific Railway.

•  Stock selection in commercial services and supplies was also negative, including the Fund's overweights in Experian and Rentokil Initial.

Portfolio highlights

•  Tullow Oil was a strong contributor to the Fund's performance. The company benefited from the strong price of oil, which reached $100 per barrel during the period. In addition, Tullow was added to the FTSE UK benchmark—which represents the performance of UK companies—in September.

•  Total was a further positive contributor to performance. Its share price performed well when it reported good third quarter earnings later in the period. In addition, it announced increased investment in its solar plant joint venture in Belgium with Suez, and noted that production had begun in phase one of its Canadian project.

•  Medco Health Solutions had a positive impact on returns. Medco's profits rose sharply due to the increase in prescriptions for generic drugs.

•  Bank of Ireland was a drag on returns. The entire banking industry was affected on concerns about the US banking sector, as well as about sub-prime and rising interest rates.

•  Barclays declined during the period, on news that house prices in the UK had fallen in December. It also suffered from the market's worries about the effects of the credit squeeze. In addition, Goldman Sachs lowered its recommendation on the stock amid credit concerns.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-2.72%	3.51%	13.82%	6.38%	5.88%
maximum sales charge	Class B(3)	-3.11	2.74	12.97	N/A	7.58
	Class C(4)	-3.13	2.68	12.95	N/A	7.50
	Class Y(5)	-2.66	3.71	14.14	6.71	7.94
After deducting maximum	Class A(2)	-8.06	-2.21	12.54	5.78	5.31
sales charge	Class B(3)	-7.96	-2.26	12.72	N/A	7.58
	Class C(4)	-4.10	1.68	12.95	N/A	7.50
MSCI World Free Index (net US)(6)		0.01	9.35	17.31	7.27	8.71

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.37% and 1.27%; Class B—2.19% and 2.02%; Class C—2.16% and 2.02%; Class Y—1.01% and 1.01%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/11/01 and 11/27/01, respectively. Inception date of Class Y shares is 01/28/94. The inception return of the index is calculated as of 01/31/94, which is the closest month-end to the inception date of the oldest share class (Class Y).

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free Index (net US) is a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten US equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Wyeth	2.0%
Anheuser-Busch Cos., Inc.	1.9
Microsoft Corp.	1.8
General Electric Co.	1.8
Citigroup, Inc.	1.7
Wells Fargo & Co.	1.7
Intel Corp.	1.6
Illinois Tool Works, Inc.	1.6
Merck & Co., Inc.	1.5
Morgan Stanley	1.4
Total	17.0%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United States	50.2%
United Kingdom	9.0
Japan	8.1
France	4.9
Switzerland	3.3
Total	75.5%

Top ten international equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
BP PLC	2.7%
Total SA	2.2
Roche Holding AG	1.8
Vodafone Group PLC	1.7
Daimler AG	1.6
France Telecom SA	1.4
Barclays PLC	1.3
QBE Insurance Group Ltd.	1.1
Bank of Ireland	1.1
AXA SA	1.1
Total	16.0%

(1)  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Equities US equities
Aerospace & defense	0.54%
Air freight & logistics	0.73
Auto components	0.91
Beverages	2.18
Biotechnology	1.47
Building products	0.71
Capital markets	2.76
Commercial banks	3.08
Computers & peripherals	1.64
Consumer finance	0.17
Diversified financial services	2.21
Diversified telecommunication services	0.58
Electric utilities	2.27
Energy equipment & services	0.85
Food & staples retailing	1.98
Health care equipment & supplies	0.53
Health care providers & services	0.99
Hotels, restaurants & leisure	1.10
Household durables	0.49
Household products	0.45
Industrial conglomerates	1.78
Insurance	0.39
Internet software & services	0.79
Machinery	1.96
Media	2.23
Multi-utilities	1.25
Oil, gas & consumable fuels	0.68
Personal products	0.13
Pharmaceuticals	4.77
Road & rail	1.30
Semiconductors & semiconductor equipment	3.62
Software	3.70
Specialty retail	0.11
Textiles, apparel & luxury goods	0.32
Thrifts & mortgage finance	0.51
Wireless telecommunication services	0.99
Total US equities	50.17
International equities
Auto components	0.23
Automobiles	2.54
Capital markets	0.50
Chemicals	0.77
Commercial banks	5.55
Commercial services & supplies	0.42%
Communications equipment	0.29
Construction materials	0.35
Consumer finance	0.14
Diversified telecommunication services	2.03
Electrical equipment	0.14
Electronic equipment & instruments	0.59
Energy equipment & services	0.15
Food & staples retailing	0.26
Food products	0.27
Gas utilities	0.16
Health care providers & services	0.14
Household durables	0.27
Industrial conglomerates	0.32
Insurance	5.01
Internet software & services	0.25
Machinery	0.62
Media	0.91
Metals & mining	1.76
Office electronics	0.79
Oil, gas & consumable fuels	6.10
Paper & forest products	0.70
Pharmaceuticals	2.56
Road & rail	1.14
Semiconductors & semiconductor equipment	0.54
Specialty retail	0.62
Tobacco	0.63
Wireless telecommunication services	2.79
Total international equities	39.54
Total equities	89.71
Investment companies
UBS Emerging Markets Equity Completion Relationship Fund	7.88
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.61
UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.60
Total investment companies	9.09
Short-term investment	0.25
Investment of cash collateral from securities loaned	0.93
Total investments	99.98
Cash and other assets, less liabilities	0.02
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—89.71%
US equities—50.17%
Allergan, Inc.	77,100	$4,952,904
American Electric Power Co., Inc.	35,200	1,638,912
Analog Devices, Inc.	80,700	2,558,190
Anheuser-Busch Cos., Inc.	134,300	7,029,262
AT&T, Inc.	51,900	2,156,964
Bank of New York Mellon Corp.	101,701	4,958,941
Burlington Northern Santa Fe Corp.	58,000	4,827,340
Carnival Corp.	92,000	4,093,080
Cephalon, Inc.*	19,100	1,370,616
Chico's FAS, Inc.*	44,700	403,641
Citigroup, Inc.	215,400	6,341,376
Coach, Inc.*	39,000	1,192,620
Comcast Corp., Class A*	76,000	1,387,760
Constellation Brands, Inc., Class A*(1)	45,600	1,077,984
Costco Wholesale Corp.(1)	51,400	3,585,664
Dell, Inc.*	102,700	2,517,177
Discover Financial Services	41,350	623,558
eBay, Inc.*	29,600	982,424
ENSCO International, Inc.	17,600	1,049,312
EOG Resources, Inc.	19,000	1,695,750
Estee Lauder Cos., Inc.	11,400	497,154
Exelon Corp.	51,600	4,212,624
FedEx Corp.	30,400	2,710,768
Fifth Third Bancorp	100,300	2,520,539
Fortune Brands, Inc.	25,200	1,823,472
Freddie Mac	56,000	1,907,920
General Electric Co.	178,700	6,624,409
Genzyme Corp.*	55,200	4,109,088
Halliburton Co.	55,800	2,115,378
Hartford Financial Services Group, Inc.	16,700	1,456,073
Illinois Tool Works, Inc.	110,700	5,926,878
Intel Corp.	228,500	6,091,810
Intuit, Inc.*	36,000	1,137,960
Johnson Controls, Inc.	94,400	3,402,176
JPMorgan Chase & Co.	43,500	1,898,775
Lexmark International, Inc., Class A*	42,400	1,478,064
Linear Technology Corp.(1)	39,300	1,250,919
Masco Corp.	121,800	2,632,098
McAfee, Inc.*	31,300	1,173,750
McGraw-Hill Cos., Inc.	31,400	1,375,634
Medco Health Solutions, Inc.*	25,200	2,555,280
Medtronic, Inc.	39,400	1,980,638
Merck & Co., Inc.	93,800	5,450,718
Microsoft Corp.	189,400	6,742,640
Morgan Stanley	99,700	5,295,067
National Semiconductor Corp.	46,500	1,052,760
Network Appliance, Inc.*	85,000	2,121,600
News Corp., Class A	62,800	1,286,772
NiSource, Inc.	79,900	1,509,311
Northeast Utilities	37,400	1,170,994
Northrop Grumman Corp.	24,900	1,958,136

	Shares	Value
US equities—(concluded)
Omnicom Group, Inc.	36,700	$1,744,351
PACCAR, Inc.	25,400	1,383,792
Patriot Coal Corp.*	1,270	53,010
Peabody Energy Corp.	12,700	782,828
Pepco Holdings, Inc.	48,400	1,419,572
PNC Financial Services Group, Inc.	40,900	2,685,085
Procter & Gamble Co.	23,000	1,688,660
R.H. Donnelley Corp.*(1)	19,200	700,416
Red Hat, Inc.*(1)	46,600	971,144
Sempra Energy	50,800	3,143,504
Sprint Nextel Corp.	280,453	3,682,348
Symantec Corp.*	231,765	3,740,687
SYSCO Corp.	121,800	3,801,378
UnitedHealth Group, Inc.	19,700	1,146,540
Viacom, Inc., Class B*	41,300	1,813,896
Wells Fargo & Co.	207,100	6,252,349
Wyeth	166,300	7,348,797
Xilinx, Inc.	114,900	2,512,863
Yahoo!, Inc.*	84,000	1,953,840
Total US equities (cost $153,477,457)		186,737,940
International equities—39.54%
Australia—1.70%
National Australia Bank Ltd.	61,901	2,042,097
QBE Insurance Group Ltd.	146,811	4,277,934
		6,320,031
Austria—0.64%
Telekom Austria AG	85,999	2,383,263
Canada—1.44%
Canadian Pacific Railway Ltd.	55,000	3,578,803
Jean Coutu Group PJC, Inc., Class A	86,100	974,454
Magna International, Inc., Class A	10,100	820,526
		5,373,783
Finland—0.28%
Stora Enso Oyj, Class R	69,783	1,035,627
France—4.87%
AXA SA	101,770	4,052,108
France Telecom SA	143,707	5,157,192
Technip SA	7,231	571,902
Total SA	100,428	8,334,479
		18,115,681
Germany—3.21%
Allianz SE	15,119	3,233,813
Daimler AG	62,224	6,027,160
Rhoen-Klinikum AG	17,136	535,937
Siemens AG	7,605	1,193,904
United Internet AG	39,229	945,642
		11,936,456

UBS Global Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Hong Kong—0.47%
Esprit Holdings Ltd.	119,400	$1,754,811
Ireland—1.12%
Bank of Ireland	281,885	4,178,985
Italy—1.06%
Intesa Sanpaolo SpA	429,729	3,370,356
Snam Rete Gas SpA(1)	92,550	587,679
		3,958,035
Japan—8.11%
Advantest Corp.	19,000	535,256
Aiful Corp.(1)	30,650	539,543
Canon, Inc.	31,500	1,439,245
Funai Electric Co., Ltd.	3,700	159,771
Honda Motor Co., Ltd.	52,300	1,729,111
HOYA Corp.	21,700	692,558
Japan Tobacco, Inc.	390	2,312,470
JFE Holdings, Inc.	23,700	1,194,258
Keyence Corp.	6,100	1,494,383
Komatsu Ltd.	41,200	1,113,967
Mitsui Sumitomo Insurance Co., Ltd.	89,000	868,679
Nippon Steel Corp.	155,000	954,526
Nissan Motor Co., Ltd.	155,200	1,680,401
Nitto Denko Corp.	19,800	1,045,384
Nomura Holdings, Inc.	110,800	1,852,202
NTN Corp.	137,000	1,187,773
NTT DoCoMo, Inc.	2,428	4,022,887
Ricoh Co., Ltd.	82,000	1,508,143
Shin-Etsu Chemical Co., Ltd.	7,300	456,415
Sompo Japan Insurance, Inc.	115,000	1,035,988
Sony Corp.	15,800	857,436
Sumitomo Electric Industries Ltd.	33,500	533,624
Sumitomo Metal Industries Ltd.	268,000	1,237,575
Sumitomo Mitsui Financial Group, Inc.	142	1,056,639
West Japan Railway Co.	136	670,502
		30,178,736
Jersey (Channel Islands)—0.24%
Experian Group Ltd.	113,278	900,278
Luxembourg—0.46%
ArcelorMittal	22,070	1,691,363
Netherlands—1.57%
Aegon NV	141,234	2,477,867
ASML Holding NV*	47,042	1,486,209
Reed Elsevier NV(1)	95,202	1,888,644
		5,852,720
Norway—0.47%
StatoilHydro ASA	56,400	1,743,843

	Shares	Value
Spain—0.95%
Banco Bilbao Vizcaya Argentaria SA	46,980	$1,153,884
Banco Santander SA	110,409	2,385,300
		3,539,184
Sweden—0.71%
Svenska Cellulosa AB, Class B	88,500	1,556,344
Telefonaktiebolaget LM Ericsson, Class B	469,000	1,096,501
		2,652,845
Switzerland—3.27%
Givaudan SA	640	614,911
Holcim Ltd.	12,227	1,299,168
Lonza Group AG	6,137	738,169
Novartis AG	53,642	2,922,321
Roche Holding AG	38,272	6,592,404
		12,166,973
United Kingdom—8.97%
Associated British Foods PLC	56,897	1,013,019
Barclays PLC	495,839	5,022,621
BP PLC	821,052	10,041,121
British Sky Broadcasting Group PLC	123,001	1,507,790
HSBC Holdings PLC	85,297	1,430,818
Kingfisher PLC	195,848	563,960
Prudential PLC	192,746	2,709,309
Rentokil Initial PLC	283,727	677,611
Rio Tinto PLC	14,232	1,491,053
Tullow Oil PLC	200,037	2,581,009
Vodafone Group PLC	1,705,124	6,355,018
		33,393,329
Total international equities (cost $109,176,799)		147,175,943
Total equities (cost $262,654,256)		333,913,883
Investment companies — 9.09%
UBS Emerging Markets Equity Completion Relationship Fund(2)	1,701,242	29,320,047
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(2)	230,000	2,288,132
UBS U.S. Smaller Cap Equity Completion Relationship Fund(2)	220,000	2,215,422
Total investment companies (cost $20,546,961)		33,823,601

UBS Global Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Short-term investment — 0.25%
Other—0.25%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $929,344)	929,344	$929,344
Investment of cash collateral from securities loaned — 0.93%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $3,450,625)	3,450,625	3,450,625
Total investments—99.98% (cost $287,581,186)		372,117,453
Cash and other assets, less liabilities—0.02%		72,577
Net assets—100.00%		$372,190,030

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $287,581,186;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$96,669,482
Gross unrealized depreciation	(12,133,215)
Net unrealized appreciation	$84,536,267

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2007.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2007.

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	3,705,000	USD	3,382,813	04/03/08	$148,805
Australian Dollar	2,215,000	USD	1,921,490	04/03/08	(11,931)
Canadian Dollar	7,195,000	USD	7,496,939	04/03/08	201,645
Swiss Franc	3,520,000	USD	3,200,000	04/03/08	75,009
Euro	23,495,000	USD	33,897,881	04/03/08	(476,296)
Euro	1,575,000	USD	2,342,537	04/03/08	38,246
Great Britain Pound	11,495,000	USD	23,566,014	04/03/08	740,023
Japanese Yen	364,200,000	USD	3,355,754	04/03/08	63,274
Japanese Yen	628,100,000	USD	5,594,965	04/03/08	(83,251)
Swedish Krona	14,750,000	USD	2,344,247	04/03/08	60,973
United States Dollar	3,395,488	AUD	3,705,000	04/03/08	(161,480)
United States Dollar	435,234	CAD	430,000	04/03/08	760
United States Dollar	28,419,367	CHF	32,840,000	04/03/08	735,380
United States Dollar	4,882,463	EUR	3,325,000	04/03/08	(17,848)
United States Dollar	3,570,341	GBP	1,740,000	04/03/08	(115,167)
United States Dollar	2,207,070	HKD	17,075,000	04/03/08	(9,910)
United States Dollar	39,635,406	JPY	4,470,200,000	04/03/08	776,574

UBS Global Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
United States Dollar	4,804,486	JPY	521,100,000	04/03/08	$(93,582)
United States Dollar	22,359,946	SEK	142,330,000	04/03/08	(327,518)
United States Dollar	7,177,508	SGD	10,320,000	04/03/08	32,829
Net unrealized appreciation on forward foreign currency contracts					$1,576,535

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS International Equity Fund (the "Fund") declined 0.63% (Class A shares declined 6.12% after the deduction of the maximum sales charge), while Class Y shares declined 0.41%. The Fund's benchmark, the MSCI World Free ex USA Index (net US) (the "Index"), returned 1.04% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 58; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was due largely to stock selection.

Portfolio performance summary

What worked

•  The Fund's overweight position in the telecom sector, especially in Europe, added to Fund returns. We believe the market is overly concerned about the risks associated with greater competition—for example from VoIP (Voice over Internet Protocol), which involves the transmission of voice through the Internet—and further regulation in the industry, such as the European Commission's pledge to lower mobile roaming charges. We believe the impact of any such developments will be slow to take effect. We also expect consolidation to continue, with increasing integration of wireless and wireline capabilities and the buyout of smaller firms. We remain focused on companies that we believe generate high free cash flow, have strong market positions and acceptable debt loads. Contributors to Fund performance during the period included Vodafone and France Telecom.

•  In financials, the Fund benefited from strong stock selection in banks, including overweights to Banco Santander, Standard Chartered and from not holding Mizuho Financial Group and HBOS. We view banks as particularly attractive at present as many have been beaten down on sub-prime credit concerns. We see banks as being more like distributors than warehouses of risk, as the risk gets securitized and distributed in the secondary market. Thus, regional bank business is globally transferred through the capital markets and investment banks—and it is to these areas that we are underweight.

•  The Fund's stock selection in real estate contributed to performance. The largest positive contributor was the overweight in Sun Hung Kai Properties. The shares have performed well as the Hong Kong economy has benefited from the economic boom in mainland China.

What didn't work

•  The largest detractor from performance was stock selection and the underweight in materials. In particular, holdings in Stora Enso and CRH disappointed, while not holding BHP Billiton and Potash also hurt performance. We believe most materials stocks remain expensive. However, we believe the current supply-demand imbalance will eventually correct and that valuations will normalize.

•  In information technology, stock selection in technology hardware and equipment hurt performance. Overweights to Ericsson and Canon were disappointments. We believe most hardware valuations are stretched, and we remain underweighted in this area. We are, however, finding select opportunities, most notably in Japan where we believe companies are well-positioned competitively, and have strong business models. Semiconductor stock selection was however, very strong, offsetting the negative return from the sector, which was one of the worst performers for the six-month period. We

UBS International Equity Fund

believe semiconductor valuations are at historically attractive levels, and that demand will remain strong and well-diversified. We also see little risk of oversupply in the sector.

•  In consumer staples, poor stock selection in food and staples retailing generated negative results. One example is our overweight to Metro. The company's share price was affected by a November announcement that German retail sales had fallen sharply due to heightened concerns about rising energy and food costs.

Portfolio highlights

•  Vodafone Group contributed strongly to returns. We have been overweight Vodafone since before it announced guidance for 2007 ahead of consensus. The company led a group to win a mobile telecommunications license to operate in Qatar, the last Middle Eastern state to have only one license. Rival bidders included American telecom companies AT&T and Verizon. We believe the company offers long-term growth, is highly cash-generative and intends to return a significant proportion of its free cash flow to shareholders via a large share buyback program. We also believe that it will not make value-destroying acquisitions.

•  British Petroleum (BP) added to the Fund's returns. The company is benefiting from a substantial rise in oil prices. At the beginning of December, BP announced that it had successfully begun its multi-phase pump project in the King field, the deepest sub-sea project in the world, which is set to enhance production at the site by 20%. BP has also announced a Canadian oil sands joint venture with Husky Energy, and its solar business plans to build a plant in Spain. Later in the month, BP's natural gas field off Trinidad had begun production, and it had begun exporting oil and gas from its platform in the Gulf of Mexico.

•  Barclays declined during the period, on news that house prices in the UK had fallen in December. It also suffered from the market's worries about the effects of the credit squeeze. In addition, Goldman Sachs lowered its recommendation on the stock amid credit concerns.

•  Wolseley experienced losses during the period. We believe that reductions in the company's share price has been excessive. The company's numbers were cut by analysts on concerns about the US homebuilding market. The company's share price is down 45% relative to the UK market in the last 18 months. We feel the market is neglecting the sustainable high level of financial performance of the company, and we continue to believe that the business is fundamentally strong and attractive.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS International Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-0.63%	8.11%	17.58%	6.98%	5.84%
maximum sales charge	Class B(3)	-0.94	7.36	16.71	N/A	11.64
	Class C(4)	-0.92	7.27	16.70	N/A	11.49
	Class Y(5)	-0.41	8.38	17.83	7.21	7.16
After deducting maximum	Class A(2)	-6.12	2.20	16.26	6.37	5.28
sales charge	Class B(3)	-5.37	2.56	16.50	N/A	11.54
	Class C(4)	-1.81	6.31	16.70	N/A	11.49
MSCI World Free ex USA Index (net US)(6)		1.04	12.49	22.15	8.98	8.13

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.42% and 1.30%; Class B—2.29% and 2.05%; Class C—2.20% and 2.05%; Class Y—1.20% and 1.05%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total expenses of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

(1)  Inception date of UBS International Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 02/12/02 and 01/25/02, respectively. Inception date of Class Y shares and the index is 08/31/93.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity markets in terms of capitalization and performance. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten international equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Vodafone Group PLC	3.4%
Total SA	3.4
BP PLC	3.2
Siemens AG	2.5
Roche Holding AG	2.5
France Telecom SA	2.2
Novartis AG	2.1
Banco Santander SA	2.0
Barclays PLC	1.9
Suez SA	1.7
Total	24.9%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United Kingdom	20.6%
Japan	16.2
Germany	10.5
France	9.5
Switzerland	9.0
Total	65.8%

(1)  Figures represent the direct investments of the UBS International Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2007

International equities
Aerospace & defense	0.29%
Air freight & logistics	0.61
Airlines	1.13
Auto components	1.46
Automobiles	3.19
Beverages	1.59
Capital markets	1.97
Chemicals	1.36
Commercial banks	14.79
Commercial services & supplies	0.32
Communications equipment	1.67
Construction & engineering	0.31
Construction materials	1.13
Containers & packaging	0.12
Diversified financial services	0.52
Diversified telecommunication services	4.24
Electric utilities	1.68
Electronic equipment & instruments	0.71
Food & staples retailing	2.96
Food products	2.90
Gas utilities	0.82
Health care equipment & supplies	0.67
Hotels, restaurants & leisure	0.54
Household durables	0.45
Household products	1.43
Industrial conglomerates	2.51
Insurance	6.37
Machinery	2.83
Marine	0.27%
Media	1.93
Metals & mining	1.59
Multi-utilities	1.71
Office electronics	0.83
Oil, gas & consumable fuels	6.94
Paper & forest products	0.80
Pharmaceuticals	5.13
Real estate management & development	1.15
Road & rail	1.44
Semiconductors & semiconductor equipment	1.97
Software	0.99
Specialty retail	2.02
Tobacco	0.79
Trading companies & distributors	1.79
Wireless telecommunication services	4.85
Total international equities	92.77
Investment companies
UBS Emerging Markets Equity Completion Relationship Fund	7.02
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	1.28
Total investment companies	8.30
Short-term investment	1.15
Investment of cash collateral from securities loaned	7.08
Total investments	109.30
Liabilities, in excess of cash and other assets	(9.30)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS International Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS International Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
International equities—92.77%
Australia—3.16%
National Australia Bank Ltd.	48,413	$1,597,131
Qantas Airways Ltd.	462,163	2,198,710
QBE Insurance Group Ltd.	80,118	2,334,563
		6,130,404
Austria—0.54%
Telekom Austria AG	37,545	1,040,473
Canada—3.50%
Canadian National Railway Co.(1)	25,500	1,205,304
Canadian Pacific Railway Ltd.	12,900	839,392
Cott Corp.*	25,200	167,243
Manulife Financial Corp.(1)	27,600	1,134,538
Toronto-Dominion Bank(1)	36,400	2,563,250
TransCanada Corp.(1)	21,900	899,565
		6,809,292
Finland—1.78%
Nokia Oyj	49,586	1,909,281
Stora Enso Oyj, Class R(1)	104,453	1,550,153
		3,459,434
France—9.49%
AXA SA	50,008	1,991,135
Compagnie Generale des Etablissements Michelin, Class B	12,508	1,433,967
France Telecom SA(1)	119,105	4,274,304
Renault SA	6,242	875,836
Suez SA	49,165	3,332,657
Total SA	78,754	6,535,762
		18,443,661
Germany—10.45%
Allianz SE	12,327	2,636,630
Daimler AG	15,708	1,521,513
Deutsche Postbank AG	10,574	934,845
E.ON AG	9,249	1,963,801
Henkel KGaA, Preference Shares	49,582	2,779,333
MAN AG	8,561	1,408,698
Metro AG	27,230	2,272,675
SAP AG	37,288	1,926,550
Siemens AG	31,012	4,868,551
		20,312,596
Greece—1.26%
Alpha Bank AE	42,860	1,564,842
National Bank of Greece SA	12,941	891,469
		2,456,311
Hong Kong—1.54%
Esprit Holdings Ltd.	99,000	1,454,994
Sun Hung Kai Properties Ltd.	73,000	1,535,729
		2,990,723

	Shares	Value
Ireland—2.12%
Bank of Ireland	156,555	$2,320,950
CRH PLC	28,132	976,761
Irish Life & Permanent PLC	33,204	571,390
Smurfit Kappa Group PLC*	14,893	242,501
		4,111,602
Italy—2.36%
Intesa Sanpaolo SpA	393,817	3,088,699
UniCredito Italiano SpA	180,687	1,503,758
		4,592,457
Japan—16.24%
Aeon Co., Ltd.	43,000	627,665
Asahi Breweries Ltd.	75,100	1,272,577
Bank of Yokohama Ltd.	122,000	862,699
Bridgestone Corp.	48,800	859,486
Canon, Inc.(1)	35,400	1,617,437
East Japan Railway Co.	91	747,260
Fast Retailing Co., Ltd.(1)	6,900	490,899
Honda Motor Co., Ltd.	55,700	1,841,520
HOYA Corp.(1)	43,000	1,372,350
Japan Tobacco, Inc.	260	1,541,647
JFE Holdings, Inc.	15,400	776,016
KDDI Corp.	238	1,767,214
Komatsu Ltd.	23,900	646,209
Kubota Corp.	100,000	684,535
Mitsubishi Corp.	72,200	1,966,662
Mitsui Fudosan Co., Ltd.	32,000	691,582
Mitsui OSK Lines Ltd.	41,000	520,820
Mitsui Sumitomo Insurance Co., Ltd.(1)	109,000	1,063,887
Nitto Denko Corp.	25,600	1,351,608
NOK Corp.	25,300	533,299
Nomura Holdings, Inc.	43,100	720,487
NTN Corp.	75,000	650,241
NTT DoCoMo, Inc.	631	1,045,487
Shin-Etsu Chemical Co., Ltd.	20,800	1,300,471
SMC Corp.	5,300	630,793
Sumitomo Mitsui Financial Group, Inc.	212	1,577,518
Sumitomo Trust & Banking Co., Ltd.	113,000	752,361
Tokyo Gas Co., Ltd.	149,000	695,661
Toyota Motor Corp.	36,400	1,959,234
Yamada Denki Co., Ltd.	8,730	993,674
		31,561,299
Jersey (Channel Islands)—0.32%
Experian Group Ltd.	79,085	628,529
Luxembourg—0.73%
ArcelorMittal	18,530	1,420,070
Netherlands—5.18%
ASML Holding NV*	96,417	3,041,165
ING Groep NV CVA	25,776	1,006,103
Koninklijke Philips Electronics NV	20,315	880,408

UBS International Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
International equities—(concluded)
Netherlands—(concluded)
Reed Elsevier NV(1)	68,113	$1,351,245
Royal KPN NV	100,819	1,823,353
STMicroelectronics NV	54,624	777,617
TNT NV	28,639	1,191,742
		10,071,633
Norway—0.99%
StatoilHydro ASA	26,500	819,359
Telenor ASA*	47,000	1,111,034
		1,930,393
Spain—2.03%
Banco Santander SA	182,135	3,934,884
Sweden—1.44%
Sandvik AB	86,700	1,473,645
Telefonaktiebolaget LM Ericsson, Class B	568,000	1,327,958
		2,801,603
Switzerland—9.02%
Credit Suisse Group	51,739	3,110,932
Holcim Ltd.	11,433	1,214,802
Nestle SA	6,443	2,952,270
Novartis AG	75,957	4,138,003
Roche Holding AG	27,828	4,793,411
Straumann Holding AG	3,053	838,388
Synthes, Inc.	3,821	472,296
		17,520,102
United Kingdom—20.62%
Associated British Foods PLC	105,831	1,884,262
AstraZeneca PLC	24,315	1,044,779
Balfour Beatty PLC	60,661	594,755
Barclays PLC	363,409	3,681,166
BP PLC	501,578	6,134,089
British Sky Broadcasting Group PLC	132,702	1,626,708
Cadbury Schweppes PLC	64,682	806,290
Carnival PLC	23,947	1,051,229
Cobham PLC	136,611	564,546
Diageo PLC	76,834	1,644,667
Kingfisher PLC	342,819	987,175
Prudential PLC	188,897	2,655,206

	Shares	Value
United Kingdom—(concluded)
Rio Tinto PLC	8,557	$896,497
Royal Bank of Scotland Group PLC	182,794	1,643,342
Scottish & Southern Energy PLC	40,058	1,301,193
Standard Chartered PLC	50,080	1,818,742
Tesco PLC	301,956	2,851,277
Vodafone Group PLC	1,773,651	6,610,419
Wolseley PLC	103,075	1,511,319
WPP Group PLC	60,202	770,748
		40,078,409
Total international equities (cost $130,565,190)		180,293,875
Investment companies—8.30%
UBS Emerging Markets Equity Completion Relationship Fund(2)	791,664	13,643,932
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(2)	250,000	2,487,100
Total investment companies (cost $10,205,695)		16,131,032
Short-term investment—1.15%
Other—1.15%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $2,227,166)	2,227,166	2,227,166
Investment of cash collateral from securities loaned — 7.08%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $13,764,967)	13,764,967	13,764,967
Total investments—109.30% (cost $156,763,018)		212,417,040
Liabilities, in excess of cash and other assets—(9.30)%		(18,078,156)
Net assets—100.00%		$194,338,884

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $156,763,018;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$60,139,446
Gross unrealized depreciation	(4,485,424)
Net unrealized appreciation	$55,654,022

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2007.

(2)  Investment in affiliated mutual fund.

UBS International Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

(3)  The rate shown reflects the yield at December 31, 2007.

CVA  Dutch certification—depositary certificate.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	3,095,000	USD	2,825,859	04/03/08	$124,306
Canadian Dollar	2,925,000	USD	3,047,748	04/03/08	81,975
Euro	19,970,000	USD	28,819,342	04/03/08	(397,611)
Euro	2,260,000	USD	3,338,150	04/03/08	31,674
Great Britain Pound	7,830,000	USD	16,051,274	04/03/08	502,991
Japanese Yen	415,900,000	USD	3,691,385	04/03/08	(68,479)
Japanese Yen	99,100,000	USD	914,072	04/03/08	18,177
Japanese Yen	147,300,000	USD	1,318,074	04/03/08	(13,563)
Norwegian Krone	7,320,000	USD	1,363,433	04/03/08	18,872
Swiss Franc	1,280,000	USD	1,128,151	04/03/08	(8,209)
Swiss Franc	2,000,000	USD	1,805,771	04/03/08	30,208
United States Dollar	1,108,788	AUD	1,285,000	04/03/08	12,859
United States Dollar	1,756,190	CAD	1,665,000	04/03/08	(67,981)
United States Dollar	11,100,801	CHF	12,820,000	04/03/08	280,559
United States Dollar	1,660,259	DKK	8,600,000	04/03/08	27,084
United States Dollar	3,372,203	EUR	2,285,000	04/03/08	(29,151)
United States Dollar	1,485,530	EUR	1,035,000	04/03/08	28,718
United States Dollar	3,041,570	GBP	1,475,000	04/03/08	(112,615)
United States Dollar	991,404	HKD	7,670,000	04/03/08	(4,452)
United States Dollar	21,877,411	JPY	2,467,400,000	04/03/08	428,643
United States Dollar	2,783,770	JPY	306,900,000	04/03/08	(9,300)
United States Dollar	1,332,096	NOK	7,320,000	04/03/08	12,465
United States Dollar	11,700,757	SEK	74,480,000	04/03/08	(171,387)
United States Dollar	4,099,943	SGD	5,895,000	04/03/08	18,752
Net unrealized appreciation on forward foreign currency contracts					$734,535

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 5.83% (Class A shares declined 10.99% after the deduction of the maximum sales charge), while Class Y shares declined 5.84%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 1.31% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 66; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was due to stock selection and industry factors.

Portfolio performance summary

What worked

•  Stock selection in the Fund had some successes on both the long and the short side during the period. During the period, Bank of New York Mellon and BorgWarner were among our top performers. (For details, see "Portfolio Highlights.")

•  Several industry weights contributed positively to returns.

•  The Fund's underweight to specialty retailers was the largest positive contributor to performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, we benefited from reduced exposure to these stocks.

•  The Fund's overweight to electric utilities drove performance, as well. We view the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers. If there is a carbon tax, the regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for a build-out of the nation's electric transmission system, and utilities get much better pricing under FERC regulation. Fourth, gas infrastructure build—including pipelines and liquid natural gas terminals—generates high returns.

•  The Fund overweighted biotechnology companies. Within healthcare, biotech is attractive due to the relative lack of generic competition impacting the sub industry. We believe companies with a meaningful exposure to unique biotechnology—either through existing products, new pipelines, or both—are well-positioned to continue to grow earnings and cash flow.

What didn't work

•  Stock selection was the biggest detractor from Fund performance. During the period, Sprint Nextel, Wyeth and Fifth Third Bancorp underperformed. (For details, see "Portfolio Highlights.")

UBS U.S. Equity Alpha Fund

•  Industry selection held us back, as well.

•  In financials, an overweight to banks had the biggest negative impact on Fund performance over the period. Our strategy of underweighting smaller, more regional banks, brokers and real estate has helped, but has been more than offset by an overweight to the large, more diversified global banking franchises. Based on the stock price volatility in financial stocks over the past few months, it is clear investors, and in some cases the companies themselves, are having a difficult time correctly evaluating the impact of the credit deterioration and subprime mortgage fallout on their respective businesses. As new information comes out regarding these companies and their respective exposures, it should provide incrementally more clarity to the situation. In the meantime, overreactions affecting stock prices to the downside are common, and the price movement of these global franchises has had a negative impact on the performance of the Fund. We believe this will correct itself over the course of time, as we believe many of these stocks are significantly underpriced relative to their fundamentals.

•  An underweight to energy reserves detracted from the Fund's performance. Energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. A key swing factor will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we are underweight the sector.

•  In materials, an underweight to mining and metal stocks hurt performance. We have seen earnings growth driven by the run-up in underlying commodity prices. Demand growth and speculative buying are having an outsized impact on commodity prices. We expect, and are seeing signs of a significant supply response (that is, additional supply becoming available). Historically, capital expenditures, which have soared since 2005, have led output by two years. Over time, we expect commodity prices to fall as supply becomes available and as pure speculators look elsewhere. We expect that the earnings in this sector will deteriorate rapidly when there is a correction in the underlying commodity prices. We maintain our underweight to the materials sector.

Portfolio highlights

•  Bank of New York Mellon was the top contributing long stock position for the period. The company's shares traded higher after the Federal Reserve decided to hold off on additional rate hikes. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. Combining with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•  BorgWarner traded higher during the period. The company said its third-quarter profit more than doubled on strong global demand for fuel-efficient engine and drivetrain technology. Additionally, BorgWarner said that it anticipates $1.95 billion in new powertrain business between 2008 and 2010 on increased demand for items including turbochargers and dual-clutch transmission technology. The forecast is a 15% increase over its prior three-year new business figures.

UBS U.S. Equity Alpha Fund

•  Among the Fund's short positions, Sears Holding Corp. was one of the top contributors to performance over the period. Retail sales posted their steepest drop in nearly two years in June, indicating that the housing market slump and soaring gasoline costs are depressing consumer spending. We continue to short the stock and believe that the company has been losing market share for a long time. The perception of the company's Kenmore and Craftsman brands has declined, and competitors are proving they can sell a lot of appliances and provide similar service levels.

•  Sprint Nextel detracted from returns. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We expect the merged company will improve its network quality and customer service, and these enhancements will result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

•  Wyeth shares traded lower during the period. The Food and Drug Administration declined to approve the company's planned successor to its blockbuster antidepressant Effexor XR, which loses patent protection in 2008. We continue to hold a position in the stock and believe that among big pharmaceutical companies, Wyeth faces the fewest patent expirations over the next five years. Furthermore, the company derives approximately 35% of revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

•  Fifth Third Bancorp also detracted from performance. The company announced it is buying First Charter Corp. in a deal valued at $1.1 billion, expanding its presence in the southeast to North Carolina and suburban Atlanta. We continue to hold this stock, and believe that Fifth Third Bancorp will achieve earnings growth that exceeds the industry average as the company continues to out-execute its competitors. Our research indicates the company's fundamentals are improving. Their superior sales culture should result in above-industry-average loan generation and deposit gathering.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Equity Alpha Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-5.83%	0.34%	7.05%
maximum sales charge	Class C(3)	-6.24	-0.44	6.23
	Class Y(4)	-5.84	0.51	7.15
After deducting maximum	Class A(2)	-10.99	-5.17	2.37
sales charge	Class C(3)	-7.12	-1.38	6.23
Russell 1000 Index(5)		1.31	5.77	10.21

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.95% and 1.90%; Class C—2.74% and 2.66%; Class Y—1.69% and 1.69%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the index is 09/26/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Top ten long equity holdings (unaudited)*(1)

As of December 31, 2007

Percentage of net assets
Wells Fargo & Co.	4.1%
Intel Corp.	3.6
General Electric Co.	3.6
Bank of New York Mellon Corp.	3.6
Morgan Stanley	3.3
Citigroup, Inc.	3.2
Microsoft Corp.	3.1
ConocoPhillips	3.0
Wyeth	2.6
Johnson Controls, Inc.	2.6
Total	32.7%

*  Only long positions are considered top ten holdings.

(1)  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2007

Equities
Air freight & logistics	2.47%
Auto components	5.07
Automobiles	0.63
Beverages	1.48
Biotechnology	3.17
Building products	1.80
Capital markets	7.26
Commercial banks	7.45
Computers & peripherals	2.08
Consumer finance	0.87
Diversified financial services	4.89
Diversified telecommunication services	2.48
Electric utilities	3.89
Energy equipment & services	1.84
Food & staples retailing	2.57
Food products	0.54
Health care equipment & supplies	1.39
Health care providers & services	2.79
Hotels, restaurants & leisure	2.96
Household durables	1.07
Industrial conglomerates	3.58
Insurance	3.87
Life sciences tools & services	0.83
Machinery	3.66
Media	7.35
Multi-utilities	1.85
Multiline retail	0.89
Oil, gas & consumable fuels	6.41
Pharmaceuticals	10.42
Road & rail	3.15
Semiconductors & semiconductor equipment	7.45
Software	6.38
Specialty retail	0.29
Textiles, apparel & luxury goods	0.80
Thrifts & mortgage finance	1.67
Wireless telecommunication services	1.96
Total equities	117.26
Investment company
SPDR Trust, Series 1	2.16
Total investments before investments sold short	119.42
Investments sold short Equities sold short
Air freight & logistics	(2.10)%
Automobiles	(1.21)
Capital markets	(1.92)
Commercial banks	(1.10)
Construction materials	(0.52)
Diversified financial services	(1.17)
Diversified telecommunication services	(0.59)
Food & staples retailing	(0.61)
Health care providers & services	(0.93)
Hotels, restaurants & leisure	(0.59)
Household durables	(0.61)
Machinery	(1.02)
Media	(0.35)
Metals & mining	(0.86)
Multiline retail	(0.52)
Oil, gas & consumable fuels	(1.81)
Pharmaceuticals	(0.98)
Software	(1.56)
Specialty retail	(1.91)
Total investments sold short	(20.36)
Total investments, net of investments sold short	99.06
Cash and other assets, less liabilities	0.94
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—117.26%
Air freight & logistics—2.47%
FedEx Corp.(1)	56,300	$5,020,271
Auto components—5.07%
BorgWarner, Inc.(1)	104,500	5,058,845
Johnson Controls, Inc.(1)	145,200	5,233,008
		10,291,853
Automobiles—0.63%
Harley-Davidson, Inc.(1)	27,500	1,284,525
Beverages—1.48%
Anheuser-Busch Cos., Inc.(1)	22,200	1,161,948
Constellation Brands, Inc., Class A*(1)	77,600	1,834,464
		2,996,412
Biotechnology—3.17%
Amgen, Inc.*(1)	13,200	613,008
Cephalon, Inc.*(1)	12,400	889,824
Genzyme Corp.*(1)	66,200	4,927,928
		6,430,760
Building products—1.80%
Masco Corp.(1)	169,300	3,658,573
Capital markets—7.26%
Bank of New York Mellon Corp.(1)	148,806	7,255,781
Blackstone Group LP(1)	30,754	680,586
Morgan Stanley(1)	127,900	6,792,769
		14,729,136
Commercial banks—7.45%
City National Corp.(1)	19,100	1,137,405
Fifth Third Bancorp(1)	142,600	3,583,538
PNC Financial Services Group, Inc.(1)	30,900	2,028,585
Wells Fargo & Co.(1)	276,800	8,356,592
		15,106,120
Computers & peripherals—2.08%
Dell, Inc.*(1)	73,800	1,808,838
Lexmark International, Inc., Class A*(1)	25,700	895,902
Network Appliance, Inc.*(1)	60,600	1,512,576
		4,217,316
Consumer finance—0.87%
Discover Financial Services(1)	117,150	1,766,622
Diversified financial services—4.89%
Citigroup, Inc.(1)	221,000	6,506,240
JPMorgan Chase & Co.	78,100	3,409,065
		9,915,305
Diversified telecommunication services—2.48%
AT&T, Inc.(1)	121,100	5,032,916

	Shares	Value
Electric utilities—3.89%
American Electric Power Co., Inc.(1)	43,000	$2,002,080
Exelon Corp.(1)	47,700	3,894,228
Pepco Holdings, Inc.(1)	67,900	1,991,507
		7,887,815
Energy equipment & services—1.84%
Halliburton Co.(1)	98,400	3,730,344
Food & staples retailing—2.57%
Costco Wholesale Corp.(1)	32,500	2,267,200
SYSCO Corp.(1)	94,500	2,949,345
		5,216,545
Food products—0.54%
Dean Foods Co.(1)	42,100	1,088,706
Health care equipment & supplies—1.39%
Medtronic, Inc.(1)	56,300	2,830,201
Health care providers & services—2.79%
DaVita, Inc.*	11,700	659,295
Medco Health Solutions, Inc.*(1)	31,700	3,214,380
UnitedHealth Group, Inc.(1)	30,600	1,780,920
		5,654,595
Hotels, restaurants & leisure—2.96%
Carnival Corp.(1)	73,000	3,247,770
Royal Caribbean Cruises Ltd.(1)	64,900	2,754,356
		6,002,126
Household durables—1.07%
Fortune Brands, Inc.(1)	29,900	2,163,564
Industrial conglomerates—3.58%
General Electric Co.(1)	196,200	7,273,134
Insurance—3.87%
Aflac, Inc.(1)	57,000	3,569,910
Hartford Financial Services Group, Inc.(1)	42,600	3,714,294
Principal Financial Group, Inc.	8,100	557,604
		7,841,808
Life sciences tools & services—0.83%
Millipore Corp.*(1)	8,700	636,666
Pharmaceutical Product Development, Inc.(1)	26,100	1,053,657
		1,690,323
Machinery—3.66%
Illinois Tool Works, Inc.(1)	90,000	4,818,600
PACCAR, Inc.(1)	47,900	2,609,592
		7,428,192
Media—7.35%
Comcast Corp., Class A*(1)	115,600	2,110,856
Interpublic Group of Cos., Inc.*(1)	181,145	1,469,086
McGraw-Hill Cos., Inc.(1)	43,800	1,918,878
News Corp., Class A(1)	123,500	2,530,515

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
Media—(concluded)
Omnicom Group, Inc.(1)	73,000	$3,469,690
R.H. Donnelley Corp.*	29,000	1,057,920
Viacom, Inc., Class B*(1)	53,700	2,358,504
		14,915,449
Multi-utilities—1.85%
Sempra Energy(1)	60,500	3,743,740
Multiline retail—0.89%
Target Corp.(1)	36,100	1,805,000
Oil, gas & consumable fuels—6.41%
ConocoPhillips(1)	69,000	6,092,700
EOG Resources, Inc.(1)	26,300	2,347,275
Patriot Coal Corp.*(1)	3,250	135,655
Peabody Energy Corp.(1)	51,100	3,149,804
Sunoco, Inc.(1)	17,700	1,282,188
		13,007,622
Pharmaceuticals—10.42%
Allergan, Inc.(1)	70,600	4,535,344
Bristol-Myers Squibb Co.(1)	38,400	1,018,368
Johnson & Johnson(1)	59,800	3,988,660
Merck & Co., Inc.(1)	87,800	5,102,058
Schering-Plough Corp.(1)	42,800	1,140,192
Wyeth(1)	121,000	5,346,990
		21,131,612
Road & rail—3.15%
Burlington Northern Santa Fe Corp.(1)	61,100	5,085,353
Ryder System, Inc.(1)	27,700	1,302,177
		6,387,530
Semiconductors & semiconductor equipment—7.45%
Analog Devices, Inc.(1)	127,100	4,029,070
Intel Corp.(1)	273,100	7,280,846
Linear Technology Corp.(1)	58,900	1,874,787
Xilinx, Inc.(1)	88,600	1,937,682
		15,122,385
Software—6.38%
Intuit, Inc.*(1)	62,600	1,978,786
Microsoft Corp.(1)	175,600	6,251,360
Red Hat, Inc.*(1)	37,700	785,668
Symantec Corp.*(1)	243,900	3,936,546
		12,952,360
Specialty retail—0.29%
Chico's FAS, Inc.*(1)	64,200	579,726
Textiles, apparel & luxury goods—0.80%
Coach, Inc.*(1)	53,400	1,632,972
Thrifts & mortgage finance—1.67%
Freddie Mac(1)	99,200	3,379,744

	Shares	Value
Wireless telecommunication services—1.96%
Sprint Nextel Corp.(1)	302,700	$3,974,451
Total equities (cost $244,970,960)		237,889,753
Investment company—2.16%
SPDR Trust, Series 1 (cost $4,397,130)	30,000	4,386,300
Total investments before investments sold short—119.42% (cost $249,368,090)		242,276,053
Investments sold short—(20.36)%
Equities—(20.36)%
Air freight & logistics—(2.10)%
C.H. Robinson Worldwide, Inc.	(40,700)	(2,202,684)
Expeditors International of Washington, Inc.	(46,000)	(2,055,280)
		(4,257,964)
Automobiles—(1.21)%
Ford Motor Co.	(201,300)	(1,354,749)
General Motors Corp.	(44,400)	(1,105,116)
		(2,459,865)
Capital markets—(1.92)%
Bear Stearns Cos., Inc.	(8,000)	(706,000)
Charles Schwab Corp.	(51,800)	(1,323,490)
Lehman Brothers Holdings, Inc.	(15,100)	(988,144)
Merrill Lynch & Co., Inc.	(16,200)	(869,616)
		(3,887,250)
Commercial banks—(1.10)%
Comerica, Inc.	(17,100)	(744,363)
Regions Financial Corp.	(29,700)	(702,405)
US Bancorp	(25,000)	(793,500)
		(2,240,268)
Construction materials—(0.52)%
Vulcan Materials Co.	(13,400)	(1,059,806)
Diversified financial services—(1.17)%
CME Group, Inc.	(1,800)	(1,234,800)
Moody's Corp.	(31,800)	(1,135,260)
		(2,370,060)
Diversified telecommunication services—(0.59)%
Qwest Communications International, Inc.	(171,200)	(1,200,112)
Food & staples retailing—(0.61)%
Walgreen Co.	(32,600)	(1,241,408)
Health care providers & services—(0.93)%
Amedisys, Inc.	(38,700)	(1,877,724)
Hotels, restaurants & leisure—(0.59)%
McDonald's Corp.	(20,500)	(1,207,655)

UBS U.S. Equity Alpha Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Investments sold short—(concluded)
Equities—(concluded)
Household durables—(0.61)%
Stanley Works	(25,600)	$(1,241,088)
Machinery—(1.02)%
Cummins, Inc.	(16,300)	(2,076,131)
Media—(0.35)%
New York Times Co., Class A	(40,200)	(704,706)
Metals & mining—(0.86)%
Freeport-McMoRan Copper & Gold, Inc.	(17,000)	(1,741,480)
Multiline retail—(0.52)%
Sears Holdings Corp.	(10,300)	(1,051,115)
Oil, gas & consumable fuels—(1.81)%
Devon Energy Corp.	(14,900)	(1,324,759)
Tesoro Corp.	(31,100)	(1,483,470)
Valero Energy Corp.	(12,200)	(854,366)
		(3,662,595)
Pharmaceuticals—(0.98)%
Abbott Laboratories	(35,500)	(1,993,325)

	Shares	Value
Software—(1.56)%
BMC Software, Inc.	(49,000)	$(1,746,360)
Novell, Inc.	(207,900)	(1,428,273)
		(3,174,633)
Specialty retail—(1.91)%
Best Buy Co., Inc.	(27,400)	(1,442,610)
Sherwin-Williams Co.	(25,500)	(1,480,020)
Tiffany & Co.	(20,500)	(943,615)
		(3,866,245)
Total investments sold short (proceeds $41,169,614)		(41,313,430)
Total investments, net of investments sold short—99.06%		200,962,623
Cash and other assets, less liabilities—0.94%		1,918,140
Net assets—100.00%		$202,880,763

Notes to schedule of investments

Aggregate cost before investments sold short for federal income tax purposes, which was the same for book purposes, was $249,368,090; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,334,265
Gross unrealized depreciation	(25,426,302)
Net unrealized depreciation	$(7,092,037)

*  Non-income producing security.

(1)  All or a portion of these securities have been delivered to cover open short positions.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 5.76% (Class A shares declined 10.93% after the deduction of the maximum sales charge), while Class Y shares declined 5.62%. The Fund's benchmark, the Russell 1000 Index (the "Index"), declined 1.31% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 75; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was largely due to stock selection, with industry factors contributing as well.

Portfolio performance summary

What worked

•  Stock selection in the Fund had some successes. During the period, Bank of New York Mellon, Exxon Mobil and Costco were among our better performers. (For details, see "Portfolio Highlights.")

•  Several industry overweights contributed positively to returns.

•  The Fund's overweight to electric utilities was the largest positive contributor to performance. We have viewed the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers. If there is a carbon tax, the regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for a build-out of the nation's electric transmission system, and utilities get much better pricing under FERC regulation. Fourth, gas infrastructure build—including pipelines and liquid natural gas terminals—generates high returns.

•  The Fund's underweight to specialty retailers drove performance, as well. This strategy was consistent with our belief that the consumer sectors may continue to experience difficulties in the face of a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is, in our opinion, weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the retailing segment among the hardest hit. As specialty retailers lagged during the period, we benefited from reduced exposure to these stocks.

•  The Fund underweighted computer hardware companies. In the technology space, we have identified only a handful of companies that we believe have sustainable, dominant positions. We continue to seek companies that we believe are multi-year growth opportunities, and which are effectively revolutionizing their respective markets as they consistently stay ahead of their peers from a consumer experience perspective.

What didn't work

•  Stock selection was the biggest detractor from Fund performance. During the period, Sprint Nextel, Wyeth and Citigroup underperformed. (For details, see "Portfolio Highlights.")

UBS U.S. Large Cap Equity Fund

•  Industry selection held us back, as well.

•  An underweight to energy reserves had the biggest negative impact on performance over the period. Energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. Key swing factors will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we maintain an underweight to the sector.

•  Our overweight to banks contributed to the Fund's underperformance. Though these stocks did not perform as well as we expected, we continue to overweight banks. The investment banking cycle in the US is entering the mature phase. Their attractiveness, in our opinion, remains, but comes from more global sources, and we believe these companies should continue to derive attractive growth and returns from these platforms. While the subprime crisis has had a negative impact on balance sheet strength, we believe banks are very attractive at current levels.

•  The Fund was overweighted to motor vehicles and parts stocks. This area provided us with what we viewed to be a strong opportunity, as the parts companies continue to be, in our view, much better positioned relative to the US auto manufacturers.

Portfolio highlights

•  Bank of New York Mellon was the top-performing stock position for the period. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. Combining with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•  Exxon Mobil contributed to performance during the period. Shares rose after the company was upgraded and crude oil prices crossed $100 per barrel. We view Exxon Mobil as being the most consistent company among the large-cap integrated oils group worldwide. Capital discipline has long been the hallmark of Exxon.

•  Costco was a top contributor to performance for the period, as the market began to realize its potential for margin enhancement opportunities. We continue to hold this stock and believe there is still considerable organic growth potential, as well as margin enhancement opportunities for the retailer. Additionally, we find the management team to be one of the most passionate in the industry.

•  Sprint Nextel detracted from the Fund's performance. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We expect the merged company will improve its network quality and customer service, and these enhancements will result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

UBS U.S. Large Cap Equity Fund

•  Wyeth shares were a negative contributor to performance. The Food and Drug Administration declined to approve the company's planned successor to its blockbuster antidepressant Effexor XR, which loses patent protection in 2008. We continue to hold a position in the stock and believe that among big pharmaceutical companies, Wyeth faces the fewest patent expirations over the next five years. Furthermore, the company derives approximately 35% of revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

•  Citigroup negatively impacted the portfolio on a relative basis for the period. The company projected a fourth-quarter write-down of $11 billion in collateralized debt obligations, and there were media reports suggesting the dividend will need to be cut by 70%. This has had a very negative impact on investor sentiment about the company and has, in our estimation, caused the stock price to fall significantly more than is warranted by fundamentals. We have factored the current environment into our fundamental assumptions about how much cashflow the company can generate over time, and remain confident the intrinsic value of this stock is much higher than where it is trading today. Recent price weakness led us to increase our position. We believe the company's product depth, geographic reach and strong market position will lead to above-average earnings growth and profitability over the long run.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-5.76%	0.75%	12.93%	6.08%	6.44%
maximum sales charge	Class B(3)	-6.17	-0.08	12.04	N/A	7.53
	Class C(4)	-6.15	-0.05	12.08	N/A	7.07
	Class Y(5)	-5.62	1.02	13.24	6.40	10.58
After deducting maximum	Class A(2)	-10.93	-4.78	11.67	5.48	5.86
sales charge	Class B(3)	-10.64	-4.84	11.79	N/A	7.53
	Class C(4)	-7.04	-1.01	12.08	N/A	7.07
Russell 1000 Index(6)		-1.31	5.77	13.43	6.20	10.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.18% and 1.18%; Class B—1.95% and 1.95%; Class C—1.92% and 1.92%; Class Y—0.89% and 0.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/05/01 and 11/13/01, respectively. Inception date of Class Y shares and the index is 02/22/94.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Exelon Corp.	3.5%
General Electric Co.	3.4
Intel Corp.	3.2
Wells Fargo & Co.	2.9
Citigroup, Inc.	2.8
Morgan Stanley	2.7
Microsoft Corp.	2.5
Wyeth	2.4
Allergan, Inc.	2.3
Bank of New York Mellon Corp.	2.2
Total	27.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2007

Equities
Air freight & logistics	1.62%
Auto components	3.25
Automobiles	0.49
Beverages	1.60
Biotechnology	2.73
Building products	1.67
Capital markets	5.21
Commercial banks	5.41
Computers & peripherals	1.87
Consumer finance	0.64
Diversified financial services	3.96
Diversified telecommunication services	1.60
Electric utilities	5.00
Energy equipment & services	2.98
Food & staples retailing	2.23
Health care equipment & supplies	1.49
Health care providers & services	2.45
Hotels, restaurants & leisure	2.10
Household durables	0.85
Industrial conglomerates	3.41
Insurance	2.82%
Life sciences tools & services	0.72
Machinery	3.34
Media	5.76
Multi-utilities	1.69
Multiline retail	0.86
Oil, gas & consumable fuels	5.51
Pharmaceuticals	10.05
Road & rail	2.70
Semiconductors & semiconductor equipment	6.42
Software	5.25
Specialty retail	0.28
Textiles, apparel & luxury goods	0.52
Thrifts & mortgage finance	1.29
Wireless telecommunication services	1.66
Total equities	99.43
Short-term investments	0.87
Total investments	100.30
Liabilities, in excess of cash and other assets	(0.30)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—99.43%
Air freight & logistics—1.62%
FedEx Corp.	170,000	$15,158,900
Auto components—3.25%
BorgWarner, Inc.	289,000	13,990,490
Johnson Controls, Inc.	454,700	16,387,388
		30,377,878
Automobiles—0.49%
Harley-Davidson, Inc.	98,000	4,577,580
Beverages—1.60%
Anheuser-Busch Cos., Inc.	137,000	7,170,580
Constellation Brands, Inc., Class A*	331,700	7,841,388
		15,011,968
Biotechnology—2.73%
Amgen, Inc.*	61,500	2,856,060
Cephalon, Inc.*	54,800	3,932,448
Genzyme Corp.*	251,700	18,736,548
		25,525,056
Building products—1.67%
Masco Corp.	724,900	15,665,089
Capital markets—5.21%
Bank of New York Mellon Corp.	426,583	20,800,187
Blackstone Group LP	103,792	2,296,917
Morgan Stanley	483,500	25,678,685
		48,775,789
Commercial banks—5.41%
City National Corp.	61,800	3,680,190
Fifth Third Bancorp	508,600	12,781,118
PNC Financial Services Group, Inc.	112,300	7,372,495
Wells Fargo & Co.	887,200	26,784,568
		50,618,371
Computers & peripherals—1.87%
Dell, Inc.*	359,500	8,811,345
Lexmark International, Inc., Class A*	95,300	3,322,158
Network Appliance, Inc.*	213,900	5,338,944
		17,472,447
Consumer finance—0.64%
Discover Financial Services	399,350	6,022,198
Diversified financial services—3.96%
Citigroup, Inc.	879,261	25,885,444
JPMorgan Chase & Co.	255,500	11,152,575
		37,038,019
Diversified telecommunication services—1.60%
AT&T, Inc.	361,300	15,015,628

	Shares	Value
Electric utilities—5.00%
American Electric Power Co., Inc.	195,300	$9,093,168
Exelon Corp.	396,100	32,337,604
Northeast Utilities	27,900	873,549
Pepco Holdings, Inc.	152,700	4,478,691
		46,783,012
Energy equipment & services—2.98%
ENSCO International, Inc.	131,400	7,834,068
Halliburton Co.	530,100	20,096,091
		27,930,159
Food & staples retailing—2.23%
Costco Wholesale Corp.	136,500	9,522,240
SYSCO Corp.	363,200	11,335,472
		20,857,712
Health care equipment & supplies—1.49%
Medtronic, Inc.	277,400	13,944,898
Health care providers & services—2.45%
DaVita, Inc.*	52,400	2,952,740
Medco Health Solutions, Inc.*	116,500	11,813,100
UnitedHealth Group, Inc.	140,000	8,148,000
		22,913,840
Hotels, restaurants & leisure—2.10%
Carnival Corp.	319,400	14,210,106
Royal Caribbean Cruises, Ltd.	129,100	5,479,004
		19,689,110
Household durables—0.85%
Fortune Brands, Inc.	109,900	7,952,364
Industrial conglomerates—3.41%
General Electric Co.	860,500	31,898,735
Insurance—2.82%
Aflac, Inc.	240,100	15,037,463
Hartford Financial Services Group, Inc.	105,600	9,207,264
Principal Financial Group, Inc.	31,400	2,161,576
		26,406,303
Life sciences tools & services—0.72%
Millipore Corp.*	40,100	2,934,518
Pharmaceutical Product Development, Inc.	94,900	3,831,113
		6,765,631
Machinery—3.34%
Illinois Tool Works, Inc.	365,800	19,584,932
PACCAR, Inc.	213,750	11,645,100
		31,230,032
Media—5.76%
Comcast Corp., Class A*	451,900	8,251,694
Interpublic Group of Cos., Inc.*	734,700	5,958,417
McGraw-Hill Cos., Inc.	96,600	4,232,046

UBS U.S. Large Cap Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
Media—(concluded)
News Corp., Class A	452,100	$9,263,529
Omnicom Group, Inc.	222,800	10,589,684
R.H. Donnelley Corp.*	182,995	6,675,658
Viacom, Inc., Class B*	203,000	8,915,760
		53,886,788
Multi-utilities—1.69%
NiSource, Inc.	233,000	4,401,370
Sempra Energy	185,300	11,466,364
		15,867,734
Multiline retail—0.86%
Target Corp.	161,800	8,090,000
Oil, gas & consumable fuels—5.51%
Chevron Corp.	79,100	7,382,403
EOG Resources, Inc.	167,400	14,940,450
Exxon Mobil Corp.	105,000	9,837,450
Patriot Coal Corp.*	13,760	574,342
Peabody Energy Corp.	306,100	18,868,004
		51,602,649
Pharmaceuticals—10.05%
Allergan, Inc.	337,700	21,693,848
Bristol-Myers Squibb Co.	235,700	6,250,764
Johnson & Johnson	273,944	18,272,065
Merck & Co., Inc.	350,300	20,355,933
Schering-Plough Corp.	199,500	5,314,680
Wyeth	502,100	22,187,799
		94,075,089
Road & rail—2.70%
Burlington Northern Santa Fe Corp.	229,600	19,109,608
Ryder System, Inc.	130,400	6,130,104
		25,239,712
Semiconductors & semiconductor equipment—6.42%
Analog Devices, Inc.	482,000	15,279,400
Intel Corp.	1,115,400	29,736,564
Linear Technology Corp.	215,100	6,846,633
Xilinx, Inc.	375,300	8,207,811
		60,070,408

	Shares	Value
Software—5.25%
Intuit, Inc.*	237,000	$7,491,570
Microsoft Corp.	666,500	23,727,400
Red Hat, Inc.*	131,500	2,740,460
Symantec Corp.*	939,702	15,166,790
		49,126,220
Specialty retail—0.28%
Chico's FAS, Inc.*	290,000	2,618,700
Textiles, apparel & luxury goods—0.52%
Coach, Inc.*	160,600	4,911,148
Thrifts & mortgage finance—1.29%
Freddie Mac	355,100	12,098,257
Wireless telecommunication services—1.66%
Sprint Nextel Corp.	1,183,520	15,539,618
Total equities (cost $855,127,277)		930,757,042
Short-term investments—0.87%
Other—0.83%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $7,772,430)	7,772,430	7,772,430
	Face amount
US government obligations—0.04%
US Treasury Bills, 3.15%, due on 06/19/08(3) (cost $394,145)	$400,000	393,864
Total short-term investments (cost $8,166,575)		8,166,294
Total investments—100.30% (cost $863,293,852)		938,923,336
Liabilities, in excess of cash and other assets—(0.30)%		(2,768,567)
Net assets—100.00%		$936,154,769

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $863,293,852;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$142,665,992
Gross unrealized depreciation	(67,036,508)
Net unrealized appreciation	$75,629,484

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2007.

(3)  The rate shown is the effective yield at the date of purchase.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 9.11% (Class A shares returned 3.13% after the deduction of the maximum sales charge), while Class Y shares returned 9.39%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), returned 3.41% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 82; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance was due to successful stock selection during the period.

Portfolio performance summary

What worked

•  Stock selection was the main engine driving the Fund's outperformance. During the period, MasterCard, Wynn Resorts, Apple, Las Vegas Sands Corp.,* International Game Technology and Research in Motion were among our top performers. (For details, see "Portfolio Highlights.")

•  In several cases, our bottom-up security selection process resulted in industry weights that contributed positively to returns.

•  The Fund's underweights to specialty retailers and department stores were positive contributors to performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the auto and retailer segments among the hardest hit. As specialty retailers and department stores lagged during the period, we benefited from reduced exposure to these stocks.

•  The Fund's overweight to energy reserves stocks drove positive performance, as well. Years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, is expected to provide above-average earnings and cash flow growth in the energy sector. A shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, in our view will support a long cycle of pricing power driving a sustainable cycle of worldwide drilling and infrastructure spending.

•  The Fund benefited from its underweight to information services companies. In the technology space, we have identified only a handful of companies with sustainable, dominant positions. We continue to seek companies with multi-year growth opportunities that are effectively revolutionizing their respective markets.

•  In hotel and leisure, an overweight that hindered performance was more than offset by strong stock selection. Along with other consumer discretionary stocks, this group suffered, including our holding in Starbucks. However, overweight exposures to holdings such as Wynn Resorts, Las Vegas Sands Corp.* and International Game Technology more than made up for the negatives associated with the Fund's overweight in the industry.

*  No longer held by the Fund as of December 31, 2007.

UBS U.S. Large Cap Growth Fund

What didn't work

•  Select stock holdings generated disappointing performance during the reporting period. Examples of stocks that were large negative contributors to performance included McGraw Hill Companies,* Genentech, ITT Educational Services, XTO Energy and Qualcomm. (For details, see "Portfolio Highlights.")

•  An overweight to clothing stores was a large detractor for the six months. This group suffered along with the entire retailing sector. An example of a holding that hindered performance is American Eagle Outfitters.

•  An overweight to financial services firms detracted from performance. Financials had an exceptionally difficult time in the face of an unprecedented credit crisis and were, on average, among the worst performers across indexes. Credit concerns fueled a move away from financials, whose stock prices declined. Investors flocked instead to areas of the market perceived to be less sensitive to tightening credit.

Portfolio highlights

•  Apple Inc (AAPL) shares appreciated during the year, reflecting increased optimism surrounding continued share gains in the portable music, phone and PC categories.

•  MasterCard was the portfolio's biggest stock success story during the period. The company's performance reflected expectations that the company should continue to benefit from the shift from cash to plastic, and from increased cross-border transactions. In addition, the company's cost growth should remain below revenue growth. We expect the market for card association fees to double in approximately eight years due to the global growth of consumer credit and global wealth creation. MasterCard is poised to benefit from these trends, as the credit card network industry is a natural oligopoly.

•  Wynn Resorts is a developer, owner and operator of destination casino resorts. Its stock price increased as the market embraced the full earnings power of the company. Wynn's Macau property and Las Vegas property continue to exceed expectations. Additionally, Wynn has an extensive list of plans for future projects, including Encore Las Vegas, Diamond Suites at Wynn Macau, a 52-acre site in Cotai and development of a142-acre LV golf course. We believe that Wynn is also well-positioned to participate in potential new gaming jurisdictions that may arise.

•  International Game Technology (IGT), a manufacturer of computerized gaming equipment and systems, added to performance as well. The company's stock price increased as the demand for its products spread to new jurisdictions in the US and overseas. We believe that IGT is set to capitalize on two major events: global gaming expansion and a new replacement cycle driven by new technology in server-based gaming. We believe the unit opportunity, benefiting from the collective replacement and expansion cycles, is over one million machines, which should lead to accelerating earnings growth. Finally, in our view IGT has one of the stronger management teams, and holds a dominant market share position.

*  No longer held by the Fund as of December 31, 2007.

UBS U.S. Large Cap Growth Fund

•  Genentech detracted from relative performance, as an FDA panel considering the approval of Avastin for metastatic breast cancer narrowly voted against approval (5-4). We believe the company's current stock price does not accurately reflect its long-term prospects.

•  Our position in XTO Energy negatively impacted performance, as well. The company is one of the lowest-cost gas producers in North America. North American gas production is on a treadmill, with decline rates of about 20% per year in the absence of new drilling. Under this scenario, we prefer companies with industry-leading reserve life, low costs, lower-than-average decline rates, hedge book support and strong land positions to provide better-than-average cash flows—all aspects that XTO exhibits, while its valuation remains compelling.

•  McGraw Hill is a global information services company that provides credit ratings, financial index products, textbooks, educational services, television broadcasting and media content. The stock underperformed the market during the year on concerns about the degree of a slowdown in revenue growth from rating leveraged loans, high yield bonds, collateralized debt obligations and subprime residential mortgage-backed securities given the turmoil in the capital markets. The prospect of upcoming regulatory hearings and litigation that could materially impair the profitability of McGraw Hill's credit rating business hurt the stock as well. This position is no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Growth Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	9.11%	17.83%	15.39%	N/A	2.41%
maximum sales charge	Class B(3)	8.71	17.04	14.53	N/A	5.95
	Class C(4)	8.81	17.02	14.55	N/A	5.32
	Class Y(5)	9.39	18.25	15.69	4.75%	4.59
After deducting maximum	Class A(2)	3.13	11.30	14.10	N/A	1.76
sales charge	Class B(3)	3.71	12.04	14.30	N/A	5.95
	Class C(4)	7.81	16.02	14.55	N/A	5.32
Russell 1000 Growth Index(6)		3.41	11.81	12.11	3.83	3.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.70% and 1.07%; Class B—2.63% and 1.82%; Class C—2.53% and 1.82%; Class Y—1.27% and 0.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 10/14/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Google, Inc. Class A	4.2%
Apple, Inc.	4.0
MasterCard, Inc. Class A	3.8
Praxair, Inc.	3.2
Allergan, Inc.	3.1
Laboratory Corp. of America Holdings	2.9
Wynn Resorts Ltd.	2.8
International Game Technology	2.5
Cisco Systems, Inc.	2.5
Schlumberger Ltd.	2.3
Total	31.3%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2007

Equities
Aerospace & defense	2.91%
Biotechnology	1.54
Capital markets	2.27
Chemicals	3.16
Communications equipment	6.22
Computers & peripherals	5.12
Diversified consumer services	1.60
Electric utilities	1.87
Electrical equipment	1.43
Energy equipment & services	3.82
Health care equipment & supplies	4.87
Health care providers & services	5.79
Hotels, restaurants & leisure	6.38
Household products	1.54
Internet software & services	6.26
IT services	4.83
Machinery	1.27%
Metals & mining	1.03
Oil, gas & consumable fuels	4.21
Pharmaceuticals	4.94
Road & rail	1.83
Semiconductors & semiconductor equipment	2.04
Software	1.51
Specialty retail	2.68
Wireless telecommunication services	1.45
Total equities	80.57
Investment company
iShares Russell 1000 Growth Index Fund	0.38
Short-term investment	2.31
Total investments	83.26
Cash and other assets, less liabilities	16.74
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Large Cap Growth Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—80.57%
Aerospace & defense—2.91%
Boeing Co.	13,500	$1,180,710
United Technologies Corp.	21,200	1,622,648
		2,803,358
Biotechnology—1.54%
Genentech, Inc.*	22,200	1,488,954
Capital markets—2.27%
Goldman Sachs Group, Inc.	10,200	2,193,510
Chemicals—3.16%
Praxair, Inc.	34,300	3,042,753
Communications equipment—6.22%
Cisco Systems, Inc.*	87,900	2,379,453
QUALCOMM, Inc.	50,500	1,987,175
Research In Motion Ltd.*	14,400	1,632,960
		5,999,588
Computers & peripherals—5.12%
Apple, Inc.*	19,400	3,842,752
EMC Corp.*	59,000	1,093,270
		4,936,022
Diversified consumer services—1.60%
ITT Educational Services, Inc.*	18,100	1,543,387
Electric utilities—1.87%
Exelon Corp.	22,100	1,804,244
Electrical equipment—1.43%
Rockwell Automation, Inc.	20,000	1,379,200
Energy equipment & services—3.82%
Schlumberger Ltd.	23,100	2,272,347
Weatherford International Ltd.*	20,600	1,413,160
		3,685,507
Health care equipment & supplies—4.87%
Alcon, Inc.	12,300	1,759,392
Baxter International, Inc.	24,800	1,439,640
Becton, Dickinson & Co.	17,900	1,496,082
		4,695,114
Health care providers & services—5.79%
Laboratory Corp. of America Holdings*	37,100	2,802,163
Medco Health Solutions, Inc.*	16,100	1,632,540
Quest Diagnostics, Inc.	21,800	1,153,220
		5,587,923
Hotels, restaurants & leisure—6.38%
International Game Technology	54,400	2,389,792
Starbucks Corp.*	50,900	1,041,923
Wynn Resorts Ltd.	24,300	2,724,759
		6,156,474

	Shares	Value
Household products—1.54%
Procter & Gamble Co.	20,200	$1,483,084
Internet software & services—6.26%
eBay, Inc.*	59,000	1,958,210
Google, Inc., Class A*	5,900	4,079,732
		6,037,942
IT services—4.83%
Automatic Data Processing, Inc.	22,000	979,660
MasterCard, Inc., Class A	17,100	3,679,920
		4,659,580
Machinery—1.27%
Manitowoc Co., Inc.	25,100	1,225,633
Metals & mining—1.03%
Freeport-McMoRan Copper & Gold, Inc.	9,700	993,668
Oil, gas & consumable fuels—4.21%
ConocoPhillips	18,600	1,642,380
Southwestern Energy Co.*	19,100	1,064,252
XTO Energy, Inc.	26,375	1,354,620
		4,061,252
Pharmaceuticals—4.94%
Allergan, Inc.	46,600	2,993,584
Johnson & Johnson	26,500	1,767,550
		4,761,134
Road & rail—1.83%
Burlington Northern Santa Fe Corp.	21,200	1,764,476
Semiconductors & semiconductor equipment—2.04%
Broadcom Corp., Class A*	36,100	943,654
Microchip Technology, Inc.	32,500	1,021,150
		1,964,804
Software—1.51%
Microsoft Corp.	41,000	1,459,600
Specialty retail—2.68%
American Eagle Outfitters, Inc.	53,800	1,117,426
J. Crew Group, Inc.*	30,400	1,465,584
		2,583,010
Wireless telecommunication services—1.45%
American Tower Corp., Class A*	32,800	1,397,280
Total equities (cost $69,570,873)		77,707,497
Investment company—0.38%
iShares Russell 1000 Growth Index Fund (cost $369,570)	6,000	364,680

UBS U.S. Large Cap Growth Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Short-term investment—2.31%
Other—2.31%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $2,233,098)	2,233,098	$2,233,098
Total investments—83.26% (cost $72,173,541)		80,305,275
Cash and other assets, less liabilities—16.74%		16,145,043
Net assets—100.00%		$96,450,318

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $72,173,541;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,185,457
Gross unrealized depreciation	(2,053,723)
Net unrealized appreciation	$8,131,734

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") declined 6.17% (Class A shares declined 11.34% after the deduction of the maximum sales charge), while Class Y shares declined 6.05%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), declined 6.03% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 89; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund largely kept pace with its benchmark, though stock selection and industry factors hampered overall performance.

Portfolio performance summary

What worked

•  Stock selection in the Fund had some successes. During the period, Bank of New York Mellon, Peabody Energy and Northern Trust Corp. were among our top performers. (For details, see "Portfolio Highlights.")

•  Several industry overweights contributed positively to returns.

•  The Fund's overweight to electric utilities was the largest positive contributor to performance. We have viewed the utility opportunity as fourfold: First, unregulated nuclear power plants are the low-cost providers in a high-rate environment. Second, regulated coal plants are the low-cost coal providers. If there is a carbon tax, the regulated plants can pass that on to consumers. Third, transmission is an underbuilt area that is generally regulated by the Federal Energy Regulatory Commission (FERC). FERC is providing attractive incentives for a build-out of the nation's electric transmission system, and utilities get much better pricing under FERC regulation. Fourth, gas infrastructure build—including pipelines and liquid natural gas terminals—generates high returns.

•  The Fund's overweight to oil services stocks drove performance, as well. Years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, is expected to provide above-average earnings and cash flow growth in the energy sector. A shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, in our view, will support a long cycle of pricing power driving a sustainable cycle of worldwide drilling and infrastructure spending.

•  The Fund overweighted computer software companies, driven by stock-specific opportunities we were presented with during the period.

What didn't work

•  Stock selection was the biggest detractor from Fund performance. During the period, Wyeth, Fifth Third Bancorp and Sprint Nextel underperformed. (For details, see "Portfolio Highlights.")

•  Industry selection held us back, as well.

•  An underweight to energy reserves had the biggest negative impact on performance over the period. Energy stocks have continued their very strong performance. Oil prices have been

UBS U.S. Large Cap Value Equity Fund

volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe concerns over OPEC spare capacity will lessen. A key swing factor will continue to be demand growth in China and the US. We believe that as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the US equity market, which is why we are underweight the sector.

•  Our overweight to banks detracted from the Fund's performance. Though these stocks did not perform as well as we expected, we continue to overweight banks. The investment banking cycle in the U.S. is entering the mature phase. Their attractiveness, in our opinion, remains, but comes from more global sources, and we believe these companies should continue to derive attractive growth and returns from these platforms. While the subprime crisis has had a negative impact on balance sheet strength, we believe banks are very attractive at current levels.

Portfolio highlights

•  Bank of New York Mellon was the top-performing stock position for the period. Mellon continues to provide a wide array of products and services, and has recently announced additional retail product offerings. We believe the bank can achieve above-market revenue and earnings growth. Combining with Bank of New York has made the company one of the top custody service providers for institutional investors, and created one of the largest asset managers.

•  Peabody Energy added to relative performance during the period. The company announced its intention to develop coal mines in China. Although Peabody said it expects to take a $10 million charge for spinning off Patriot Coal, it maintained its full-year earnings guidance of $1.60 to $2.15 per share. The stock traded higher off this news, which was in line with market projections. We believe that labor productivity declines in coal production, particularly in the Central Appalachian producing region, will create cost pressure in the industry. This will have the effect of increasing supply in highly labor-intensive regions, which will improve pricing. Peabody should be a primary beneficiary of this trend as the low-cost producer in the industry.

•  Northern Trust contributed to performance, as well. The company's stock price has moved higher as the financial sector continues to recover from the sub-prime lending problems in the marketplace. Northern Trust is a well-diversified investment management, custody and administration, and private banking company that we believe will continue to grow revenue through high client service and expertise. We continue to overweight Northern Trust in the portfolio.

•  Wyeth shares detracted from performance. The Food and Drug Administration declined to approve the company's planned successor to its blockbuster antidepressant Effexor XR, which loses patent protection in 2008. We continue to hold a position in the stock and believe that among big pharmaceutical companies, Wyeth faces the fewest patent expirations over the next five years. Furthermore, the company derives approximately 35% of revenues from the sale of biotechnology products, where a regulatory pathway for generic drug approval has not yet been defined.

•  Fifth Third Bancorp also detracted from performance. The company announced it is buying First Charter Corp. in a deal valued at $1.1 billion, expanding its presence in the southeast to North Carolina and suburban Atlanta. We continue to hold this stock, and believe that Fifth Third Bancorp will achieve earnings growth that exceeds the industry average as the company continues to out-execute its

UBS U.S. Large Cap Value Equity Fund

competitors. Our research indicates the company's fundamentals are improving. We believe their superior sales culture should result in above-industry-average loan generation and deposit gathering.

•  Sprint Nextel detracted from the Fund's performance. Though the stock underperformed after a management change, we believe the new leadership will make the operating adjustments necessary to allow the combined company to emerge as a differentiated wireless service provider. We believe the merged company will improve its network quality and customer service, and these enhancements will result in lower customer churn. Though the merger integration has resulted in a larger number of customer losses than expected, we expect the merger to yield significant long-term benefits to the combined company.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Value Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-6.17%	0.29%	14.09%	8.40%
maximum sales charge	Class B(3)	-6.46	-0.49	13.25	8.09
	Class C(4)	-6.44	-0.42	13.25	8.04
	Class Y(5)	-6.05	0.47	14.39	7.99
After deducting maximum	Class A(2)	-11.34	-5.19	12.82	7.39
sales charge	Class B(3)	-10.69	-4.99	13.00	8.09
	Class C(4)	-7.28	-1.32	13.25	8.04
Russell 1000 Value Index(6)		-6.03	-0.17	14.63	7.49

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.29% and 1.10%; Class B—2.19% and 1.85%; Class C—2.06% and 1.85%; Class Y—1.06% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the index is 06/29/01.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
General Electric Co.	5.3%
Exxon Mobil Corp.	4.2
Chevron Corp.	4.0
Wells Fargo & Co.	3.8
Citigroup, Inc.	3.5
Morgan Stanley	3.4
Exelon Corp.	3.2
Merck & Co., Inc.	2.7
AT&T, Inc.	2.6
Bank of New York Mellon Corp.	2.4
Total	35.1%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2007

Equities
Aerospace & defense	1.97%
Air freight & logistics	1.46
Auto components	3.45
Automobiles	0.61
Beverages	1.99
Biotechnology	0.54
Building products	1.38
Capital markets	7.38
Commercial banks	7.49
Consumer finance	0.77
Diversified financial services	7.25
Diversified telecommunication services	2.64
Electric utilities	7.67
Energy equipment & services	3.26
Food & staples retailing	1.04
Health care providers & services	2.46
Hotels, restaurants & leisure	1.78
Household durables	0.86
Industrial conglomerates	5.26%
Insurance	3.27
Machinery	3.51
Media	4.63
Multi-utilities	1.78
Oil, gas & consumable fuels	10.22
Pharmaceuticals	7.98
Road & rail	2.09
Software	1.63
Thrifts & mortgage finance	1.25
Wireless telecommunication services	1.86
Total equities	97.48
Investment company
SPDR Trust, Series 1	1.46
Short-term investment	1.23
Total investments	100.17
Liabilities, in excess of cash and other assets	(0.17)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—97.48%
Aerospace & defense—1.97%
Lockheed Martin Corp.	8,900	$936,814
Northrop Grumman Corp.	18,200	1,431,248
		2,368,062
Air freight & logistics—1.46%
FedEx Corp.	19,700	1,756,649
Auto components—3.45%
BorgWarner, Inc.	44,600	2,159,086
Johnson Controls, Inc.	55,500	2,000,220
		4,159,306
Automobiles—0.61%
Harley-Davidson, Inc.	15,700	733,347
Beverages—1.99%
Anheuser-Busch Cos., Inc.	28,200	1,475,988
Constellation Brands, Inc., Class A*	38,700	914,868
		2,390,856
Biotechnology—0.54%
Cephalon, Inc.*	9,100	653,016
Building products—1.38%
Masco Corp.	76,750	1,658,567
Capital markets—7.38%
Bank of New York Mellon Corp.	59,800	2,915,848
Morgan Stanley	76,000	4,036,360
Northern Trust Corp.	25,200	1,929,816
		8,882,024
Commercial banks—7.49%
City National Corp.	9,800	583,590
Fifth Third Bancorp	82,800	2,080,764
PNC Financial Services Group, Inc.	26,300	1,726,595
Wells Fargo & Co.	153,200	4,625,108
		9,016,057
Consumer finance—0.77%
Discover Financial Services	61,900	933,452
Diversified financial services—7.25%
Bank of America Corp.	38,722	1,597,670
Citigroup, Inc.	144,176	4,244,541
JPMorgan Chase & Co.	66,070	2,883,956
		8,726,167
Diversified telecommunication services—2.64%
AT&T, Inc.	76,550	3,181,418
Electric utilities—7.67%
American Electric Power Co., Inc.	52,400	2,439,744
Exelon Corp.	47,700	3,894,228
Northeast Utilities	53,500	1,675,085
Pepco Holdings, Inc.	41,700	1,223,061
		9,232,118

	Shares	Value
Energy equipment & services—3.26%
ENSCO International, Inc.	20,300	$1,210,286
Halliburton Co.	71,600	2,714,356
		3,924,642
Food & staples retailing—1.04%
Costco Wholesale Corp.	17,900	1,248,704
Health care providers & services—2.46%
Medco Health Solutions, Inc.*	23,400	2,372,760
UnitedHealth Group, Inc.	10,100	587,820
		2,960,580
Hotels, restaurants & leisure—1.78%
Carnival Corp.	48,100	2,139,969
Household durables—0.86%
Fortune Brands, Inc.	14,400	1,041,984
Industrial conglomerates—5.26%
General Electric Co.	170,900	6,335,263
Insurance—3.27%
Aflac, Inc.	27,300	1,709,799
Hartford Financial Services Group, Inc.	21,850	1,905,101
Principal Financial Group, Inc.	4,700	323,548
		3,938,448
Machinery—3.51%
Illinois Tool Works, Inc.	50,100	2,682,354
PACCAR, Inc.	28,400	1,547,232
		4,229,586
Media—4.63%
Comcast Corp., Class A*	61,100	1,115,686
Interpublic Group of Cos., Inc.*	92,600	750,986
News Corp., Class A	63,200	1,294,968
Omnicom Group, Inc.	34,600	1,644,538
R.H. Donnelley Corp.*	21,000	766,080
		5,572,258
Multi-utilities—1.78%
NiSource, Inc.	39,900	753,711
Sempra Energy	22,500	1,392,300
		2,146,011
Oil, gas & consumable fuels—10.22%
Chevron Corp.	51,500	4,806,495
Exxon Mobil Corp.	54,050	5,063,945
Patriot Coal Corp.*	1,810	75,549
Peabody Energy Corp.	38,400	2,366,976
		12,312,965
Pharmaceuticals—7.98%
Bristol-Myers Squibb Co.	34,000	901,680
Johnson & Johnson	39,300	2,621,310
Merck & Co., Inc.	56,300	3,271,593
Wyeth	63,800	2,819,322
		9,613,905

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
Road & rail—2.09%
Burlington Northern Santa Fe Corp.	30,300	$2,521,869
Software—1.63%
Symantec Corp.*	121,600	1,962,624
Thrifts & mortgage finance—1.25%
Freddie Mac	44,150	1,504,191
Wireless telecommunication services—1.86%
Sprint Nextel Corp.	170,957	2,244,665
Total equities (cost $99,758,869)		117,388,703

	Shares	Value
Investment company—1.46%
SPDR Trust, Series 1 (cost $1,730,082)	12,000	$1,754,520
Short-term investment—1.23%
Other—1.23%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(1),(2) (cost $1,486,425)	1,486,425	1,486,425
Total investments—100.17% (cost $102,975,376)		120,629,648
Liabilities, in excess of cash and other assets—(0.17)%		(202,314)
Net assets—100.00%		$120,427,334

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $102,975,376;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$23,916,266
Gross unrealized depreciation	(6,261,994)
Net unrealized appreciation	$17,654,272

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") declined 0.06% (Class A shares declined 5.57% after the deduction of the maximum sales charge), while Class Y shares returned 0.11%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), returned 0.41% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 95; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was due largely to stock selection in the consumer discretionary, consumer staples and industrial sectors.

Portfolio performance summary

What worked

•  Individual stocks from a wide variety of industries enhanced the Fund's performance. Examples of stocks contributing to results included Amphenol, NASDAQ Stock Market, Cameron International and Micros Systems. (For details, see "Portfolio Highlights.")

•  An underweight in clothing stores and department stores contributed to Fund performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by consumer discretionary names, with the auto and retailer segments among the hardest hit. As specialty retailers and department stores lagged during the period, we benefited from reduced exposure to these stocks.

•  The Fund's positions in oil services stocks drove positive performance, as well. Years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, is expected to provide above-average earnings and cash flow growth in the energy sector. A shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, will, in our view, support a long cycle of pricing power driving a sustainable cycle of worldwide drilling and infrastructure spending. National Oilwell Varco, Cameron International and Smith International were examples of Fund holdings that boosted performance.

•  An underweight to financial services companies helped performance as financials were, on average, among the worst performers across indexes. Financials had an exceptionally difficult time in the face of an unprecedented credit crisis. Credit concerns fueled a move away from financials, whose stock prices declined. Investors flocked instead to areas of the market perceived to be less sensitive to tightening credit.

•  In healthcare, the Fund's positions in medical products helped performance. Medical products are benefiting from both product cycles (conversions to digital technology from analog), as well as innovation of new treatment methods. Holdings of stocks in this industry that helped performance included Thermo Fisher Scientific and Healthways.

What didn't work

•  A number of holdings generated disappointing performance during the reporting period. Examples of stocks that were large negative contributors to performance included NutriSystems,* MSC Industrial Direct, Pool Corp.* and MetroPCS Communication. (For details on NutriSystems, see "Portfolio Highlights.")

•  A lack of exposure to electric utilities stocks detracted from Fund performance for the six-month period. Based on our analysis, we chose not to have an exposure to this industry group. This position detracted from the Fund's performance when these stocks performed well over the period.

*  No longer held by the Fund as of December 31, 2007.

UBS U.S. Mid Cap Growth Equity Fund

•  The Fund's overweight exposure and stock selection in hotels, restaurants and leisure hindered performance. Along with other consumer discretionary stocks, this group suffered. While we continue to have conviction in the names we hold, they underperformed the market during the period. Examples of stocks that detracted from performance included Gaylord Entertainment, Texas Roadhouse and Starwood Hotels and Resorts.

•  Stock selection in wireless telecommunications and specialty retailers detracted from performance. In wireless telecommunications, an overweight to MetroPCS Communications was the greatest detractor from performance, while nearly all of the Fund's specialty retailers saw poor performance over the period.

Portfolio highlights

•  Amphenol Corp. was a leading stock contributor to Fund performance during the period. The company designs, manufactures and markets interconnect products and systems. The interconnect market is highly fragmented, growing at a rate of 5% to 6% annually. Amphenol has a history of growing at twice this rate, and its industry-leading margins have continued to expand. Growth is supplemented with strategic acquisitions. With an existing 7% share of the interconnect market, we believe Amphenol has significant organic and inorganic growth opportunities ahead.

•  NASDAQ Stock Market Inc. added to performance during the six months. In September, NASDAQ announced its intention to sell its approximately 30% position in the London Stock Exchange. Now, in a complex agreement with Borse Dubai, the company will be able to execute this strategy. These developments have unlocked value previously difficult for the market to recognize. The consolidation of the global exchanges continues, and NASDAQ is now better positioned than before.

•  Cameron International was another strong performer. This leading global provider of subsea trees and valves continues to post robust growth. Cameron has a 50% market share of the worldwide engineered valve business, which is used by the energy process industries. Cameron's markets are well suited for future oil exploration and development activity. As the oil service and equipment market has appreciated, Cameron's superior performance reflects its high quality and global presence. We expect considerable upside to this stock over the next several years.

•  NutriSystems Inc. was the most significant disappointment during the period. It continues to be a leading provider of weight loss solutions. Alternative methods or techniques have always posed a threat, but we believe the company's approach and "system" make long-term prospects bright. The release of a competitive product, a pill called Alli, has apparently slowed the company's momentum. Dieters are attracted to what appears to be a simple alternative. Though we view this as a short-term issue, and expect the company to recover, we have sold our position and reinvested in names that we believe have more immediate unencumbered growth prospects.

•  Anixter International detracted from Fund performance. The company is a global distributor of voice, data and video network communication products. We believe Anixter will continue to benefit from the increased demand for bandwidth due to the proliferation of Internet video applications such as YouTube, and software virtualization at the corporate level. The company also has a significant original equipment manufacturer supply chain logistics business, in which they are the only global provider.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Mid Cap Growth Equity Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-0.06%	11.35%	5.36%
maximum sales charge	Class C(3)	-0.42	10.62	3.22
	Class Y(4)	0.11	11.62	6.50
After deducting maximum	Class A(2)	-5.57	5.23	2.02
sales charge	Class C(3)	-1.39	9.62	3.22
Russell Midcap Growth Index(5)		0.41	11.43	8.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—4.62% and 1.46%; Class C—5.11% and 2.21%; Class Y—4.32% and 1.21%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is 03/31/06. Inception date of Class C shares is 04/21/06. Inception date of Class Y shares and the index is 03/27/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Amphenol Corp., Class A	4.0%
Thermo Fisher Scientific, Inc.	3.3
Harsco Corp.	3.3
Anixter International, Inc.	3.1
Roper Industries, Inc.	2.7
Weatherford International Ltd.	2.6
Tessera Technologies, Inc.	2.5
American Tower Corp., Class A	2.4
Bare Escentuals, Inc.	2.4
MSC Industrial Direct Co.	2.4
Total	28.7%

(1)  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of December 31, 2007

Equities
Aerospace & defense	3.14%
Capital markets	2.04
Chemicals	2.57
Commercial services & supplies	4.34
Communications equipment	1.09
Computers & peripherals	3.08
Diversified financial services	1.95
Electrical equipment	2.68
Electronic equipment & instruments	7.04
Energy equipment & services	11.58
Health care equipment & supplies	2.82
Health care providers & services	7.60
Hotels, restaurants & leisure	9.09
IT services	1.72
Life sciences tools & services	5.86
Machinery	4.38%
Oil, gas & consumable fuels	1.86
Personal products	2.39
Semiconductors & semiconductor equipment	4.01
Software	5.39
Specialty retail	1.32
Textiles, apparel & luxury goods	1.02
Trading companies & distributors	2.38
Wireless telecommunication services	4.44
Total equities	93.79
Investment company
iShares Russell Midcap Growth Index Fund	4.34
Short-term investment	0.84
Total investments	98.97
Cash and other assets, less liabilities	1.03
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—93.79%
Aerospace & defense—3.14%
BE Aerospace, Inc.*	2,700	$142,830
Spirit Aerosystems Holdings, Inc., Class A*	1,600	55,200
		198,030
Capital markets—2.04%
TD Ameritrade Holding Corp.*	6,400	128,384
Chemicals—2.57%
Ecolab, Inc.	1,400	71,694
Zoltek Cos., Inc.*	2,100	90,027
		161,721
Commercial services & supplies—4.34%
Dun & Bradstreet Corp.	1,000	88,630
Monster Worldwide, Inc.*	2,900	93,960
Republic Services, Inc.	2,900	90,915
		273,505
Communications equipment—1.09%
F5 Networks, Inc.*	2,400	68,448
Computers & peripherals—3.08%
NCR Corp.*	3,900	97,890
Teradata Corp.*	3,500	95,935
		193,825
Diversified financial services—1.95%
CME Group, Inc.	100	68,600
Nasdaq Stock Market, Inc.*	1,100	54,439
		123,039
Electrical equipment—2.68%
Roper Industries, Inc.	2,700	168,858
Electronic equipment & instruments—7.04%
Amphenol Corp., Class A	5,400	250,398
Anixter International, Inc.*	3,100	193,037
		443,435
Energy equipment & services—11.58%
Cameron International Corp.*	2,400	115,512
Complete Production Services, Inc.*	3,600	64,692
Dril-Quip, Inc.*	1,400	77,924
ENSCO International, Inc.	700	41,734
National Oilwell Varco, Inc.*	1,700	124,882
Smith International, Inc.	1,900	140,315
Weatherford International Ltd.*	2,400	164,640
		729,699
Health care equipment & supplies—2.82%
C.R. Bard, Inc.	1,200	113,760
Hologic, Inc.*	932	63,972
		177,732

	Shares	Value
Health care providers & services—7.60%
Aetna, Inc.	900	$51,957
DaVita, Inc.*	2,000	112,700
Healthways, Inc.*	2,300	134,412
Henry Schein, Inc.*	1,500	92,100
Psychiatric Solutions, Inc.*	2,700	87,750
		478,919
Hotels, restaurants & leisure—9.09%
Gaylord Entertainment Co.*	2,900	117,363
International Game Technology	2,500	109,825
Life Time Fitness, Inc.*	2,000	99,360
Scientific Games Corp., Class A*	1,900	63,175
Starwood Hotels & Resorts Worldwide, Inc.	900	39,627
Texas Roadhouse, Inc., Class A*	8,000	88,480
WMS Industries, Inc.*	1,500	54,960
		572,790
IT services—1.72%
Cognizant Technology Solutions Corp., Class A*	3,200	108,608
Life sciences tools & services—5.86%
Millipore Corp.*	1,200	87,816
Qiagen NV*	3,500	73,675
Thermo Fisher Scientific, Inc.*	3,600	207,648
		369,139
Machinery—4.38%
Graco, Inc.	1,900	70,794
Harsco Corp.	3,200	205,024
		275,818
Oil, gas & consumable fuels—1.86%
Apache Corp.	600	64,524
Newfield Exploration Co.*	1,000	52,700
		117,224
Personal products—2.39%
Bare Escentuals, Inc.*	6,200	150,350
Semiconductors & semiconductor equipment—4.01%
Microchip Technology, Inc.	3,000	94,260
Tessera Technologies, Inc.*	3,800	158,080
		252,340
Software—5.39%
Adobe Systems, Inc.*	2,200	94,006
Citrix Systems, Inc.*	2,200	83,622
Micros Systems, Inc.*	1,000	70,160
Nuance Communications, Inc.*	4,900	91,532
		339,320
Specialty retail—1.32%
Dick's Sporting Goods, Inc.*	3,000	83,280

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
Textiles, apparel & luxury goods—1.02%
Coach, Inc.*	2,100	$64,218
Trading companies & distributors—2.38%
MSC Industrial Direct Co.	3,700	149,739
Wireless telecommunication services—4.44%
American Tower Corp., Class A*	3,600	153,360
MetroPCS Communications, Inc.*	3,200	62,240
SBA Communications Corp., Class A*	1,900	64,296
		279,896
Total equities (cost $5,607,951)		5,908,317
Investment company—4.34%
iShares Russell Midcap Growth Index Fund (cost $276,136)	2,400	273,456

	Shares	Value
Short-term investment—0.84%
Investment company—0.84%
UBS U.S. Cash Management Prime Relationship Fund, 4.75%(1),(2) (cost $52,552)	52,552	$52,552
Total investments—98.97% (cost $5,936,639)		6,234,325
Cash and other assets, less liabilities—1.03%		65,014
Net assets—100.00%		$6,299,339

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes was $5,936,639;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$565,952
Gross unrealized depreciation	(268,266)
Net unrealized appreciation	$297,686

*  Non-income producing security

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at December 31, 2007.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") declined 4.38% (Class A shares declined 9.65% after the deduction of the maximum sales charge), while Class Y shares decline 4.26%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 2.09% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 102; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was due largely to stock selection. In contrast, sector positioning was a modest positive contributor to performance.

Portfolio performance summary

What worked

•  Among stocks, Steel Dynamics, LKQ Corp., Pediatrix Medical Group, Blue Coat Systems and First Solar* were among our top performers. (For details on some of these names, see "Portfolio Highlights.")

•  Several key industry underweights contributed positively to returns.

•  An underweight to financial services firms enhanced Fund performance as financials were, on average, among the worst performers in the Index. This industry was one of our biggest underweights. Companies in the financial services sector had an exceptionally difficult time, as credit concerns fueled a move away from financials. Investors flocked instead to areas of the market they perceived to be less sensitive to tightening credit.

•  The Fund's underweights to leisure stocks and specialty retailers were positive contributors to performance. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty given a potential recession. Uncertainty regarding interest rates, fuel prices, the housing market and the near-term health of the economy is weighing heavily on the consumer. A crisis in consumer confidence led to underperformance by many consumer discretionary names. As leisure stocks and specialty retailers lagged during the period, the Fund benefited from reduced exposure to these stocks.

•  We overweighted medical services stocks, which performed strongly. Within health care, the trend of people living longer and wanting to live better provides a powerful demographic tailwind. However, regulations, heightened scrutiny of safety issues and increased competitive pressures have dampened investment return on these companies. Against this backdrop, we identified several companies that provide services that we believe are unique, have sustainable competitive advantages, and have minimal exposure to industry risk factors such as health care regulation. We anticipate healthy growth for companies that provide services in the pediatric and diagnostic testing areas. Examples of holdings in this area that generated positive results are Pediatrix Medical Group and VCA Antech.

*  No longer held by the Fund as of December 31, 2007.

UBS U.S. Small Cap Growth Fund

What didn't work

•  The Fund's underperformance was driven primarily by stock selection. Names such as Tetra Technologies, Phillips Van Heusen, Children's Place Retail Stores, Tween Brands, Teletech Holdings and Hub Group held us back. (For details on some of these names, see "Portfolio Highlights.")

•  Several industry overweights detracted from Fund performance.

•  An overweight to clothing stores detracted from performance, as this group suffered along with the entire retailing sector.

•  Within transportation, our overweight to the truck/sea/air freight industry held us back. These stocks underperformed as investors worried that the weakening economic environment would adversely impact profitability.

•  The Fund had an overweight to restaurant stocks, which hindered performance. Along with other consumer discretionary stocks, this group suffered during the reporting period. However, we continue to have conviction in the names we hold, such as CKE Restaurants and Red Robin Gourmet.

•  An overweight to information services companies hurt performance. We have identified companies that we believe have sustainable, dominant positions. We continue to hold these companies because we see multi-year growth opportunities as they effectively revolutionize their respective markets.

Portfolio highlights

•  Steel Dynamics Inc. is a leading manufacturer of commodity and specialized steel products. The company's shares rose due to a favorable industry pricing trend, and on positive comments from management regarding their outlook for 2008. Steel Dynamics has successfully grown its production capacity and shifted its mix from primarily commodity-based products to a more balanced mix between rolled sheet and value-added specialty products.

•  Pediatrix Medical Group Inc. saw its shares rally on the sale of its metabolic screening lab business, the announcement of a $100 million share buyback and the acquisition of its first anesthesia practice. The new anesthesia practice will be accretive to earnings and the company expects to add another practice in the next six months. The company is a leader in physician management services to hospital-based neonatal intensive care units, which allows it to operate under relatively less competition than other segments of the healthcare market. We believe its earnings growth should continue as synergies and operational leverage are realized from acquisitions.

•  Omnicell is an innovative supplier of medical equipment for healthcare facilities. The company enjoyed an increase in its share price from positive industry press and being added to the S&P SmallCap 600 Index.(1) We remain confident in Omnicell's ability to take market share from its competition.

•  Tetra Technologies underperformed, as the earnings posted by the well-abandonment and decommissioning company did not meet analysts' expectations. We believe Tetra's stock price will benefit from a rise in energy prices.

(1)  The S&P SmallCap 600 Index covers approximately 3% of the domestic equities market, and is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

UBS U.S. Small Cap Growth Fund

•  TeleTech Holdings, a leading provider of integrated customer management solutions for multinational companies, suffered a decline in its stock price due to worries that an expanded head count will adversely affect earnings. We believe that management will grow its business profitably over the next 12 months.

•  Hub Group Inc. shares declined based on economic jitters and the possible impact a weakened economy could have on intermodal services. (Intermodal transport involves the use of more than one form of transport for a journey.) Our research indicates this asset-light transportation provider of intermodal, truck brokerage and logistics services will show strength going forward.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Small Cap Growth Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-4.38%	4.68%	14.02%	N/A	10.31%
maximum sales charge	Class B(3)	-4.71	3.95	13.18	N/A	8.29
	Class C(4)	-4.72	3.95	13.18	N/A	7.98
	Class Y(5)	-4.26	4.96	14.31	8.75%	7.92
After deducting maximum	Class A(2)	-9.65	-1.09	12.74	N/A	9.63
sales charge	Class B(3)	-9.13	-0.87	12.94	N/A	8.29
	Class C(4)	-5.60	2.99	13.18	N/A	7.98
Russell 2000 Growth Index(6)		-2.09	7.05	16.50	4.32	3.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.65% and 1.28%; Class B—2.29% and 2.03%; Class C—2.28% and 2.03%; Class Y—1.18% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Pediatrix Medical Group, Inc.	3.7%
Steel Dynamics, Inc.	2.8
VCA Antech, Inc.	2.7
Nuance Communications, Inc.	2.2
Nice Systems Ltd. ADR	2.1
PetroHawk Energy Corp	1.9
AAR Corp.	1.9
Middleby Corp.	1.8
LKQ Corp.	1.8
Landstar System, Inc.	1.8
Total	22.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2007

Equities
Aerospace & defense	3.49%
Air freight & logistics	1.52
Biotechnology	5.83
Commercial banks	1.10
Commercial services & supplies	4.57
Communications equipment	5.66
Computers & peripherals	1.42
Construction & engineering	1.16
Distributors	1.83
Electrical equipment	1.80
Electronic equipment & instruments	1.76
Energy equipment & services	6.11
Health care equipment & supplies	5.27
Health care providers & services	7.80
Health care technology	2.89
Hotels, restaurants & leisure	5.21
Household products	0.49
Internet software & services	0.26
IT services	0.62
Life sciences tools & services	2.28%
Machinery	3.13
Media	0.31
Metals & mining	2.79
Oil, gas & consumable fuels	3.12
Personal products	1.56
Pharmaceuticals	0.78
Real estate investment trusts (REITs)	2.11
Road & rail	1.76
Semiconductors & semiconductor equipment	8.35
Software	7.84
Specialty retail	3.15
Textiles, apparel & luxury goods	1.89
Trading companies & distributors	0.21
Total equities	98.07
Short-term investment	2.27
Investment of cash collateral from securities loaned	14.22
Total investments	114.56
Liabilities, in excess of cash and other assets	(14.56)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—98.07%
Aerospace & defense—3.49%
AAR Corp.*(1)	209,600	$7,971,088
DRS Technologies, Inc.(1)	40,600	2,203,362
Taser International, Inc.*(1)	326,800	4,702,652
		14,877,102
Air freight & logistics—1.52%
Hub Group, Inc., Class A*	244,500	6,498,810
Biotechnology—5.83%
Array Biopharma, Inc.*(1)	209,600	1,764,832
BioMarin Pharmaceutical, Inc.*(1)	84,400	2,987,760
Genomic Health, Inc.*	100,500	2,275,320
Isis Pharmaceuticals, Inc.*(1)	145,400	2,290,050
LifeCell Corp.*(1)	167,100	7,203,681
Myriad Genetics, Inc.*(1)	40,800	1,893,936
Regeneron Pharmaceuticals, Inc.*	100,700	2,431,905
Sangamo Biosciences, Inc.*(1)	158,518	2,075,001
Seattle Genetics, Inc.*(1)	170,618	1,945,045
		24,867,530
Commercial banks—1.10%
UCBH Holdings, Inc.(1)	330,400	4,678,464
Commercial services & supplies—4.57%
CRA International, Inc.*(1)	110,500	5,260,905
Healthcare Services Group, Inc.(1)	193,700	4,102,566
TeleTech Holdings, Inc.*	284,300	6,047,061
TrueBlue, Inc.*(1)	281,500	4,076,120
		19,486,652
Communications equipment—5.66%
Blue Coat Systems, Inc.*	161,200	5,298,644
Ceragon Networks Ltd.*	257,300	2,544,697
Comtech Telecommunications Corp.*(1)	114,600	6,189,546
Neutral Tandem, Inc.*	58,600	1,114,572
Nice Systems Ltd. ADR*	261,800	8,984,976
		24,132,435
Computers & peripherals—1.42%
Compellent Technologies, Inc.*	116,600	1,402,698
Stratasys, Inc.*	180,600	4,666,704
		6,069,402
Construction & engineering—1.16%
EMCOR Group, Inc.*	208,800	4,933,944
Distributors—1.83%
LKQ Corp.*(1)	371,800	7,815,236
Electrical equipment—1.80%
Energy Conversion Devices, Inc.*(1)	58,300	1,961,795
Genlyte Group, Inc.*	59,900	5,702,480
		7,664,275

	Shares	Value
Electronic equipment & instruments—1.76%
Benchmark Electronics, Inc.*(1)	53,650	$951,214
FARO Technologies, Inc.*	62,200	1,690,596
Technitrol, Inc.	169,848	4,854,256
		7,496,066
Energy equipment & services—6.11%
Complete Production Services, Inc.*(1)	262,405	4,715,418
Core Laboratories NV*	48,600	6,061,392
ION Geophysical Corp.*(1)	394,500	6,225,210
T-3 Energy Services, Inc.*(1)	93,500	4,395,435
Tetra Technologies, Inc.*(1)	300,350	4,676,450
		26,073,905
Health care equipment & supplies—5.27%
Accuray, Inc.*(1)	79,500	1,209,990
AngioDynamics, Inc.*(1)	106,000	2,018,240
Arthrocare Corp.*(1)	110,600	5,314,330
Hansen Medical, Inc.*(1)	124,800	3,736,512
Integra LifeSciences Holdings Corp.*(1)	124,500	5,220,285
ResMed, Inc.*(1)	67,400	3,540,522
TomoTherapy, Inc.*	73,800	1,443,528
		22,483,407
Health care providers & services—7.80%
Pediatrix Medical Group, Inc.*	231,000	15,742,650
Psychiatric Solutions, Inc.*(1)	82,100	2,668,250
Res-Care, Inc.*	133,100	3,348,796
VCA Antech, Inc.*	260,600	11,526,338
		33,286,034
Health care technology—2.89%
Omnicell, Inc.*	268,000	7,217,240
Phase Forward, Inc.*(1)	235,400	5,119,950
		12,337,190
Hotels, restaurants & leisure—5.21%
California Pizza Kitchen, Inc.*(1)	286,750	4,464,698
CKE Restaurants, Inc.(1)	388,200	5,124,240
Orient-Express Hotels Ltd., Class A(1)	56,500	3,249,880
Red Robin Gourmet Burgers, Inc.*(1)	133,500	4,270,665
Texas Roadhouse, Inc., Class A*	464,500	5,137,370
		22,246,853
Household products—0.49%
Central Garden & Pet Co.*(1)	125,900	725,184
Central Garden & Pet Co., Class A*	251,800	1,349,648
		2,074,832
Internet software & services—0.26%
Perficient, Inc.*(1)	72,100	1,134,854

UBS U.S. Small Cap Growth Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—(concluded)
IT services—0.62%
NeuStar, Inc., Class A*(1)	91,900	$2,635,692
Life sciences tools & services—2.28%
AMAG Pharmaceuticals, Inc.*(1)	44,400	2,669,772
Parexel International Corp.*(1)	146,300	7,066,290
		9,736,062
Machinery—3.13%
ESCO Technologies, Inc.*(1)	138,400	5,527,696
Middleby Corp.*(1)	102,000	7,815,240
		13,342,936
Media—0.31%
National CineMedia, Inc.(1)	52,200	1,315,962
Metals & mining—2.79%
Steel Dynamics, Inc.(1)	199,700	11,896,129
Oil, gas & consumable fuels—3.12%
PetroHawk Energy Corp.*(1)	479,145	8,294,000
Quicksilver Resources, Inc.*	84,000	5,005,560
		13,299,560
Personal products—1.56%
Chattem, Inc.*(1)	88,100	6,655,074
Pharmaceuticals—0.78%
Auxilium Pharmaceuticals, Inc.*	81,100	2,432,189
Penwest Pharmaceuticals Co.*	150,400	879,840
		3,312,029
Real estate investment trusts (REITs)—2.11%
BioMed Realty Trust, Inc.(1)	109,100	2,527,847
Ventas, Inc.	143,000	6,470,750
		8,998,597
Road & rail—1.76%
Landstar System, Inc.(1)	178,600	7,527,990
Semiconductors & semiconductor equipment—8.35%
Advanced Analogic Technologies, Inc.*	471,800	5,321,904
Diodes, Inc.*(1)	162,600	4,889,382
FEI Co.*(1)	128,600	3,193,138
Hittite Microwave Corp.*(1)	107,900	5,153,304
Microsemi Corp.*(1)	319,800	7,080,372
Power Integrations, Inc.*	134,900	4,644,607
Standard Microsystems Corp.*	136,800	5,344,776
		35,627,483
Software—7.84%
Factset Research Systems, Inc.(1)	91,500	5,096,550
FalconStor Software, Inc.*(1)	362,000	4,076,120
Interactive Intelligence, Inc.*	86,582	2,281,436
Nuance Communications, Inc.*(1)	504,200	9,418,456
Progress Software Corp.*	171,100	5,762,648
Ultimate Software Group, Inc.*(1)	134,300	4,226,421
Verint Systems, Inc.*	132,821	2,596,650
		33,458,281

	Shares	Value
Specialty retail—3.15%
Children's Place Retail Stores, Inc.*(1)	130,600	$3,386,458
Christopher & Banks Corp.(1)	122,534	1,403,014
DSW, Inc., Class A*(1)	55,300	1,037,428
Gymboree Corp.*	111,500	3,396,290
Tween Brands, Inc.*(1)	142,200	3,765,456
Ulta Salon Cosmetics & Fragrance, Inc.*	27,800	476,770
		13,465,416
Textiles, apparel & luxury goods—1.89%
Lululemon Athletica, Inc.*(1)	24,200	1,146,354
Phillips-Van Heusen Corp.	188,000	6,929,680
		8,076,034
Trading companies & distributors—0.21%
Beacon Roofing Supply, Inc.*(1)	104,600	880,732
Total equities (cost $355,159,932)		418,384,968
Short-term investment—2.27%
Other—2.27%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $9,665,066)	9,665,066	9,665,066
Investment of cash collateral from securities loaned—14.22%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(2),(3) (cost $60,686,752)	60,686,752	60,686,752
Total investments—114.56% (cost $425,511,750)		488,736,786
Liabilities, in excess of cash and other assets—(14.56)%		(62,105,712)
Net assets—100.00%		$426,631,074

UBS U.S. Small Cap Growth Fund—Portfolio of investments

December 31, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $425,511,750;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$94,447,323
Gross unrealized depreciation	(31,222,287)
Net unrealized appreciation	$63,225,036

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at December 31, 2007.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at December 31, 2007.

ADR  American depositary receipt

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS Absolute Return Bond Fund (the "Fund") declined 7.01% (Class A shares declined 9.35% after the deduction of the maximum sales charge), while Class Y shares declined 6.88%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 5.09%, and the US LIBOR 3-Month Index (the "Index") returned 2.72%. (Class Y shares have lower expenses than other share classes in the Fund. Returns for all share classes over various time periods are shown on page 109; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's performance was hindered the most over the period by security selection. Duration and yield curve positioning, as well as spread management, also detracted from performance. Currency positioning neither helped nor hurt Fund performance during the reporting period.

Portfolio performance summary

The strategies used to actively manage the Fund were not rewarded during the reporting period.

•  Security selection was the largest detractor from the Fund's performance.

•  In the wake of the ongoing credit crisis, some of the investments in the Fund have suffered as a result of the general increase in risk premiums (the return investors receive for taking on risk) and illiquidity in the market, while others have been seriously affected by the deterioration in the credit quality of securities related to the US housing market.

•  Investment in securitized instruments unrelated to US housing also hurt performance, as events in the credit markets and the unexpectedly sharp deterioration in the state of the US housing market have significantly increased investor risk aversion. Compounded by the ongoing concern about liquidity, market volatility has now significantly exceeded historical highs, even in segments which originally were unaffected or only marginally affected by the subprime crisis.

•  Spread management was a negative contributor to Fund performance during the period (the spread is the difference between the yield paid on US Treasury bonds and higher risk securities).

•  Investor risk aversion led to several "flights to quality" during the period. While this benefited Treasury prices, it led to weakness among non-Treasury securities.

UBS Absolute Return Bond Fund

•  Yield curve management was negative for the Fund's performance.

•  The Fund had a neutral duration (which is a measure of a portfolio's sensitivity to changes in interest rates) in June and July, and moved to a short duration later in the period. This positioning was based on our view that the global economy was not as weak as consensus expectations. While we continue to have this view, this stance was detrimental to performance, as we did not expect the market would anticipate and price in such a difficult economic environment.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Absolute Return Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-7.01%	-6.70%	0.07%
maximum sales charge	Class C(3)	-7.18	-7.14	-0.32
	Class Y(4)	-6.88	-6.58	0.26
After deducting maximum	Class A(2)	-9.35	-9.04	-0.89
sales charge	Class C(3)	-7.64	-7.59	-0.32
Merrill Lynch US Treasury 1-3 Year Index(5)		5.09	7.32	4.72
US LIBOR 3-Month Index(6)		2.72	5.52	5.06

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—0.96% and 0.96%; Class C—1.31% and 1.31%; Class Y—0.76% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all shares of UBS Absolute Return Bond Fund is 04/27/05. Inception date of the indices, for the purpose of this illustration, is 04/30/05.

(2)  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years.

(6)  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
European Investment Bank, 6.250%, due 12/07/08	4.1%
Compagnie de Financement Foncier, 2.375%, due 01/29/09	3.4
Eurohypo AG, 4.000%, due 01/15/10	3.3
Federal National Mortgage Association, 6.625%, due 09/15/09	3.2
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10	3.1
Kreditanstalt fuer Wiederaufbau, 2.500%, due 10/11/10	2.5
Federal National Mortgage Association, 4.125%, due 04/15/14	2.3
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	1.9
Svenska Handelsbanken AB, 6.125%, due 03/04/09	1.4
Japan Bank for International Cooperation, 5.250%, due 03/23/16	1.4
Total	26.6%

(1)  Figures represent the direct investments of the UBS Absolute Return Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Absolute Return Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Bonds US bonds US corporate bonds
Capital markets	1.17%
Commercial banks	0.38
Commercial services & supplies	0.50
Consumer finance	2.72
Containers & packaging	0.02
Diversified financial services	3.21
Diversified telecommunication services	0.52
Electric utilities	0.12
Electronic equipment & instruments	0.10
Food & staples retailing	0.41
Hotels, restaurants & leisure	0.37
Independent power producers & energy traders	0.03
Industrial conglomerates	0.18
Insurance	0.54
Media	0.52
Multi-utilities	0.15
Office electronics	0.50
Oil, gas & consumable fuels	0.64
Paper & forest products	0.37
Semiconductors & semiconductor equipment	0.04
Thrifts & mortgage finance	1.87
Tobacco	0.38
Total US corporate bonds	14.74
Asset-backed securities	4.04
Collateralized debt obligations	2.18
Commercial mortgage-backed securities	1.97
Mortgage & agency debt security	17.79
Stripped mortgage-backed securities	0.02
Total US bonds	40.74
International bonds International corporate bonds
Building products	0.49%
Chemicals	0.04
Commercial banks	10.54
Commercial services & supplies	0.25
Construction & engineering	0.56
Containers & packaging	0.38
Diversified financial services	3.35
Diversified telecommunication services	0.70
Electric utilities	0.73
Media	0.40
Multi-utilities	0.27
Paper & forest products	0.77
Thrifts & mortgage finance	7.32
Total international corporate bonds	25.80
International asset-backed security	0.02
International collateralized debt obligations	6.19
International commercial mortgage-backed securities	0.64
International mortgage & agency debt securities	0.26
Foreign government bonds	5.88
Sovereign/supranational bonds	4.36
Total international bonds	43.15
Total bonds	83.89
Investment company	0.53
UBS Securitized Mortgage Relationship Fund	6.77
Short-term investments	0.49
Total investments	91.68
Cash and other assets, less liabilities	8.32
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Absolute Return Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—83.89%
US bonds—40.74%
US corporate bonds—14.74%
Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09		$250,000	$238,125
AbitibiBowater, Inc., 9.000%, due 08/01/09		940,000	911,800
AES Corp., 9.500%, due 06/01/09		100,000	103,500
American General Finance Corp., 5.375%, due 10/01/12		2,360,000	2,331,477
ARAMARK Corp., 8.411%, due 02/01/15(1)		1,250,000	1,218,750
AT&T, Inc., 5.875%, due 02/01/12		875,000	902,905
Berkshire Hathaway Finance Corp., 4.125%, due 01/15/10		1,500,000	1,505,416
Boise Cascade LLC, 7.125%, due 10/15/14		300,000	290,250
Caesars Entertainment, Inc., 8.125%, due 05/15/11		1,550,000	1,441,500
Citigroup, Inc., 5.625%, due 08/27/12		940,000	952,202
Countrywide Home Loans, Inc., 3.250%, due 05/21/08		2,240,000	2,036,840
5.127%, due 11/24/08(1)	EUR	2,550,000	3,019,864
5.875%, due 12/15/08	GBP	600,000	1,033,957
Edison Mission Energy, 7.000%, due 05/15/17		$290,000	284,925
7.200%, due 05/15/19		200,000	196,500
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		2,100,000	1,993,309
Freescale Semiconductor, Inc., 10.125%, due 12/15/16		200,000	165,000
General Electric Capital Corp., 3.600%, due 10/15/08		1,875,000	1,859,134
4.375%, due 01/20/10	EUR	1,795,000	2,609,064
5.500%, due 09/15/67(1),(2)		2,100,000	2,970,446
6.750%, due 03/15/32		$3,550,000	4,030,610
GMAC LLC, 7.250%, due 03/02/11		1,920,000	1,682,955
Goldman Sachs Group, Inc., 5.500%, due 10/12/21	GBP	550,000	985,474
Harland Clarke Holdings Corp., 9.619%, due 05/15/15(1)		$840,000	703,500
International Lease Finance Corp., 3.300%, due 01/23/08		1,875,000	1,872,979
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		2,750,000	2,489,369
Lehman Brothers Holdings, Inc., 5.125%, due 06/27/14	EUR	900,000	1,221,448
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		$550,000	566,256
Mirant North America LLC, 7.375%, due 12/31/13		563,000	564,408

	Face amount		Value
US corporate bonds—(concluded)
Morgan Stanley, 5.300%, due 03/01/13		$1,050,000	$1,047,358
5.750%, due 10/18/16		1,310,000	1,292,665
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14		1,250,000	1,164,062
Nissan Motor Acceptance Corp., 5.625%, due 03/14/11(2)		2,570,000	2,646,766
RBS Capital Trust A, 6.467%, due 06/30/12(1),(3)	EUR	1,000,000	1,459,535
Residential Capital LLC, 6.625%, due 05/17/12		1,400,000	1,146,247
Sanmina-SCI Corp., 7.741%, due 06/15/14(1),(2)		$410,000	395,138
Sheridan Group, Inc., 10.250%, due 08/15/11		725,000	725,000
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17		90,000	86,963
Sprint Capital Corp., 8.750%, due 03/15/32		1,000,000	1,127,198
Truvo Subsidiary Corp., 8.500%, due 12/01/14	EUR	150,000	205,875
Univision Communications, Inc., 7.850%, due 07/15/11		$650,000	647,563
UST, Inc., 6.625%, due 07/15/12		1,375,000	1,453,158
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		1,525,000	1,593,803
Xerox Capital Trust I, 8.000%, due 02/01/27		1,900,000	1,897,598
Total US corporate bonds (cost $58,808,652)			57,070,892
Asset-backed securities—4.04%
ACE Securities Corp., Series 06-SL1, Class B1, 7.865%, due 09/25/35(1),(2),(4)		800,000	7,280
Bank of America Credit Card Trust, Series 07-C1, Class C1, 5.318%, due 06/15/14(1)		2,000,000	1,849,423
Citibank Credit Card Issuance Trust, Series 03-A9, Class A9, 5.029%, due 11/22/10(1)		1,000,000	999,405
Series 07-A7, Class A7, 5.299%, due 08/20/14(1)		1,250,000	1,250,996
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(1),(4)		1,500,000	1,066,014
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26(2),(4),(5)		154,265	2,854

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(continued)
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(1)	$992,545	$498,087
GSAMP Trust, Series 05-S1, Class B1, 6.708%, due 12/25/34(4),(5)	787,844	23,635
Harley-Davidson Motorcycle Trust, Series 07-3, Series B, 6.040%, due 08/15/14	1,000,000	995,100
Home Equity Mortgage Trust, Series 06-3, Class A1, 5.594%, due 09/25/36(1)	311,283	222,636
Series 06-4, Class A1, 5.671%, due 11/25/36(5)	422,150	289,356
Hyundai Auto Receivables Trust, Series 05-A, Class D, 4.450%, due 02/15/12	1,000,000	984,858
Long Beach Mortgage Loan Trust, Series 06-A, Class A2, 5.548%, due 05/25/36(5)	600,000	151,246
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(1)	67,201	53,046
Series 05-SL3, Class B3, 7.015%, due 07/25/36(1),(4)	2,450,000	107,235
Series 04-SL2, Class B4, 9.615%, due 06/25/35(1),(2),(4)	1,041,353	106,911
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 5.025%, due 11/25/36(1)	254,644	136,637
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(1)	645,353	419,479
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1),(4)	592,965	270,157
Washington Mutual Master Note Trust, Series 06-C3A, Class C3A, 5.408%, due 10/15/13(1),(2)	1,500,000	1,392,563
Series 07-C1, Class C1, 5.428%, due 05/15/14(1),(2)	1,000,000	870,790
Series 07-A5A, Class A5, 5.778%, due 10/15/14(1),(2)	2,425,000	2,390,420
Wells Fargo Home Equity Trust, Series 05-3, Class M7, 6.015%, due 11/25/35(1)	1,775,000	1,064,624

	Face amount		Value
Asset-backed securities—(concluded)
World Omni Auto Receivables Trust, Series 07-B, Class A2B, 5.348%, due 02/16/10(1)		$500,000	$499,868
Total asset-backed securities (cost $23,346,136)			15,652,620
Collateralized debt obligations—2.18%
Ajax One Ltd., Series 2A, Class C, 7.743%, due 09/08/32(1),(2),(4)		500,000	310,000
Ares CLO Funds, Series 06-5RA, Class D, 6.915%, due 02/24/18(1),(2),(4)		890,000	691,441
Series 05-10A, Class D2, 6.966%, due 09/18/17(1),(2),(4)		500,000	393,450
Avery Street CLO, Series 06-1A, Class E, 10.244%, due 04/05/18(1),(2),(4)		700,000	577,500
Axius Europe CLO SA, Series 07-1A, Class D, 7.656%, due 11/15/23(1),(2),(4)	EUR	350,000	476,716
Series 07-1A, Class E, 9.156%, due 11/15/23(1),(2),(4)		350,000	447,548
Brentwood CLO Ltd., Series 06-1I, Class D, 8.661%, due 02/01/22(1),(4)		$310,000	211,296
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16(1),(2),(4),(6)		250,000	201,675
Colts, Series 07-1, due 03/20/21(1),(2),(4),(6)		300,000	190,218
Commercial Industrial Finance Corp., Series 06-2A, Class B2L, 9.124%, due 03/01/21(1),(2),(4)		280,000	210,616
Duke Funding Ltd., Series 06-11A, Class B1E, 6.839%, due 08/08/46(1),(2),(4)	EUR	882,030	257,914
Fortius Funding Ltd., Series 06-2A, Class INC, due 02/03/42(4),(5),(6)		$280,000	28
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22(2),(4),(6)		430,000	351,611
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21(2),(4),(5),(6)		250,000	165,000
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 7.603%, due 01/03/45(1),(2),(4)		700,000	77,000

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Collateralized debt obligations—(concluded)
Hewett's Island CDO Ltd., Series 06-4A, Class C, 5.646%, due 05/09/18(1),(2),(4)	$250,000	$214,375
Series 06-4A, Class D1, 6.546%, due 05/09/18(1),(2),(4)	250,000	203,900
Series 07-6A, Class D, 7.396%, due 06/09/19(1),(2),(4)	250,000	218,952
Series 06-4A, Class E, 9.446%, due 05/09/18(1),(2),(4)	350,000	280,385
Longport Funding Ltd., Series 07-1A, Class D, 11.498%, due 04/12/51(1),(2),(4)	500,000	0
Longshore CDO Funding Ltd., Series 06-1A, Class D, 7.778%, due 05/03/46(1),(2),(4)	380,000	30,400
MC Funding Ltd., Series 06-1, due 12/20/20(2),(4),(6)	490,000	269,267
Series 06-1A, Class E, 8.676%, due 12/20/20(1),(2),(4)	640,000	411,354
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22(2),(4),(6)	370,000	273,800
Shasta CLO Ltd., due 04/20/21(2),(4),(6)	770,000	677,600
Spirit CBO, Series 04-2A, Class D, 5.586%, due 10/27/10(1),(2),(4)	724,468	713,819
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 6.328%, due 02/05/37(1),(2),(4)	240,000	96,000
Series 06-7A, Class B1L, 7.828%, due 02/05/37(1),(2),(4)	310,000	15,500
Tricadia CDO Ltd., Series 05-3A, Class B1L, 8.358%, due 06/25/41(1),(2),(4)	475,871	95,174
Series 05-4A, Class B1L, 8.391%, due 12/11/40(1),(2),(4)	490,945	196,378
Series 06-5A, Class F, 10.941%, due 06/19/46(1),(2),(4)	578,754	185,201
Total collateralized debt obligations (cost $14,178,518)		8,444,118
Commercial mortgage-backed securities—1.97%
GS Mortgage Securities Corp., II, Series 07-GKK1, Class A1, 5.579%, due 12/20/49(1),(2),(4)	2,000,000	1,492,480
Series 98-GLII, Class F, 6.944%, due 04/13/31(1),(2)	1,650,000	1,723,496

	Face amount	Value
Commercial mortgage-backed securities—(concluded)
LB Commercial Conduit Mortgage Trust, Series 98-C4, Class G, 5.600%, due 10/15/35(2)	$1,000,000	$959,067
Morgan Stanley Capital I, Series 07-IQ15, Class B, 5.882%, due 06/11/49(1),(2)	1,600,000	1,446,336
Nomura Asset Securities Corp., Series 98-D6, Class B1, 6.000%, due 03/15/30(2)	480,000	473,425
TW Hotel Funding 2005 LLC, Series 05-LUX, Class L, 6.578%, due 01/15/21(1),(2)	1,702,946	1,543,245
Total commercial mortgage-backed securities (cost $8,478,632)		7,638,049
Mortgage & agency debt securities—17.79%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(1)	1,069,457	791,010
Banc of America Funding Corp., Series 07-1, Class 1B1, 6.000%, due 01/25/37	1,241,539	1,110,723
Series 06-H, Class B1, 6.101%, due 09/20/46(1)	1,490,127	1,334,396
Banc of America Mortgage Securities, Inc., Series 06-3, Class 30B1, 6.250%, due 10/25/36	2,262,535	2,027,892
Chase Mortgage Finance Corp., Series 07-S2, Class B1, 5.871%, due 03/25/37(1),(4)	2,018,949	1,761,452
Citigroup Mortgage Loan Trust, Inc., Series 06- AR7, Class 1B1, 5.987%, due 07/25/46(1)	498,184	485,021
Series 06-AR6, Class 1B1, 6.059%, due 08/25/36(1)	997,865	861,978
Countrywide Alternative Loan Trust, Series 05-79CB, Class M, 5.500%, due 01/25/36(4)	659,405	534,239
Series 06-5T2, Class A3, 6.000%, due 04/25/36	690,492	692,699
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10	11,825,000	12,134,271
5.000%, due 02/16/17	7,000,000	7,248,997
Federal National Mortgage Association, 4.125%, due 04/15/14	9,000,000	9,008,163
6.625%, due 09/15/09	11,725,000	12,305,915

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(concluded)
Mortgage & agency debt securities—(continued)
IndyMac INDX Mortgage Loan Trust, Series 06-AR31, Class A5, 6.104%, due 11/25/36(1)	$700,000	$658,782
Series 06-AR19, Class 1B2, 6.404%, due 08/25/36(1)	995,297	700,596
Lehman Structured Securities Corp., Series 07-1, Class M5, 5.186%, due 10/28/34(1),(2)	838,066	817,915
Merrill Lynch Alternative Note Asset, Series 07-F1, Class 2A1, 6.000%, due 03/25/37	1,189,460	1,185,328
MLCC Mortgage Investors, Inc., Series 07-1, Class M2, 6.135%, due 01/25/37(1)	1,501,580	1,336,406
Residential Accredit Loans, Inc., Series 06-QS5, Class M1, 6.000%, due 05/25/36	1,079,774	485,898
Series 06-QS5, Class A6, 6.000%, due 05/25/36	928,604	923,244
Series 07-QS6, A29, 6.000%, due 04/25/37	1,375,530	1,365,800
Residential Funding Mortgage Securities I, Series 06-S6, Class M1, 6.000%, due 07/25/36	445,010	393,735
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class B2II, 5.874%, due 04/25/37(1)	1,820,546	1,518,146
WaMu Mortgage Pass -Through Certificates, Series 06-AR14, Class 1B1, 5.647%, due 11/25/36(1)	1,099,055	1,006,352
Series 07-HY5, Class 2B1, 5.719%, due 05/25/37(1),(4),(7)	2,454,358	2,350,815
Series 07-HY1, Class LB2, 5.798%, due 02/25/37(1),(4),(7)	549,434	510,973
Series 07-HY7, Class 3A1, 5.914%, due 07/25/37(1)	966,332	961,886
Wells Fargo Alternative Loan Trust, Series 07-PA1, Class B1, 6.250%, due 03/25/37	1,987,848	1,746,115
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class B3, 6.000%, due 08/25/37	523,726	355,497
Series 07-3, Class CRB1, 6.000%, due 04/25/37	497,545	442,304
Series 07-11, Class B2, 6.000%, due 08/25/37	798,059	661,819

	Face amount		Value
Mortgage & agency debt securities—(concluded)
Series 06-AR19, Class B1, 6.146%, due 12/25/36(1)		$1,247,699	$1,196,780
Total mortgage & agency debt securities (cost $70,663,738)			68,915,147
Stripped mortgage-backed security—0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 05-21, Class 6AX, IO, 5.500%, due 11/25/35(1),(4) (cost $113,451)		716,472	82,719
Total US bonds (cost $175,589,127)			157,803,545
International bonds—43.15%
International corporate bonds—25.80%
Austria—0.49%
Wienerberger AG, 6.500%, due 02/09/17(1),(3)	EUR	1,450,000	1,901,573
British Virgin Islands—0.55%
C10-EUR Capital (SPV) Ltd., 6.277%, due 06/30/17(1),(3)	EUR	1,700,000	2,129,315
Canada—1.39%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10		$400,000	350,000
6.950%, due 04/01/08		1,975,000	1,937,969
Bowater Canada Finance Corp., 7.950%, due 11/15/11		850,000	686,375
Quebecor World Capital Corp., 4.875%, due 11/15/08		1,075,000	968,844
Stone Container Finance, 7.375%, due 07/15/14		1,540,000	1,451,450
			5,394,638
France—5.27%
BNP Paribas, 5.250%, due 12/17/12	EUR	3,565,000	5,241,396
Compagnie de Financement Foncier, 2.375%, due 01/29/09		9,100,000	13,016,263
France Telecom SA, 7.250%, due 01/28/13		705,000	1,110,818
Veolia Environnement, 4.875%, due 05/28/13		730,000	1,041,765
			20,410,242
Germany—8.05%
Eurohypo AG, 4.000%, due 01/15/10	EUR	8,900,000	12,907,275
iesy Hessen GmbH & Co KG and ish NRW GmbH, 7.481%, due 04/15/13(1)		270,000	382,418

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International corporate bonds—(concluded)
Germany—(concluded)
Kreditanstalt fuer Wiederaufbau, 2.500%, due 10/11/10	EUR	7,000,000	$9,819,224
3.500%, due 07/15/09		1,920,000	2,766,056
5.550%, due 06/07/21	GBP	2,500,000	5,290,716
			31,165,689
Ireland—1.71%
Diamond Finance PLC, 6.000%, due 05/18/15(1),(2)	BRL	1,560,000	1,368,006
Libretto Capital PLC, 5.576%, due 12/20/08(1)	EUR	3,500,000	5,091,589
Smurfit Kappa Funding PLC, 7.750%, due 04/01/15		110,000	153,588
			6,613,183
Italy—0.63%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	1,620,000	2,433,383
Luxembourg—1.09%
Erste Europaeische Pfandbrief und Kommunalkreditbank AG, 5.000%, due 02/16/16		$2,400,000	2,441,172
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	300,000	444,098
Lighthouse International Co. SA, 8.000%, due 04/30/14		800,000	1,172,564
SGL Carbon Luxembourg SA, 8.500%, due 02/01/12		100,000	153,150
			4,210,984
Netherlands—1.41%
Koninklijke KPN NV, 8.000%, due 10/01/10		$1,500,000	1,608,699
Linde Finance BV, 7.375%, due 07/14/66(1)	EUR	1,500,000	2,182,767
RWE Finance BV, 4.625%, due 08/17/10	GBP	850,000	1,656,818
			5,448,284
Sweden—1.39%
Svenska Handelsbanken AB, 6.125%, due 03/04/09(1),(3)	GBP	2,730,000	5,401,732
United Kingdom—3.82%
AIB UK 1 LP, 4.781%, due 12/17/14(1),(3)	EUR	1,030,000	1,216,355
Alliance & Leicester PLC, 4.250%, due 12/30/08	GBP	1,580,000	3,035,813
Anglo Irish Capital UK LP, 5.219%, due 09/29/16(1),(3)	EUR	1,600,000	1,811,625
Bank of Scotland PLC, 6.375%, due 08/16/19	GBP	1,945,000	3,842,764

	Face amount		Value
United Kingdom—(concluded)
Barclays Bank PLC, 4.750%, due 03/15/20(1),(3)	EUR	1,020,000	$1,180,536
Getin Finance PLC, 6.880%, due 04/25/08(1)		250,000	364,727
6.589%, due 05/13/09(1)		530,000	751,640
National Grid Electricity Transmission PLC, 4.125%, due 09/18/08		800,000	1,164,278
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	750,000	1,443,623
			14,811,361
Total international corporate bonds (cost $95,212,379)			99,920,384
International asset-backed security—0.02%
United Kingdom—0.02%
Whinstone Capital Management Ltd., Series 1A, Class B2, 5.530%, due 10/25/44(1),(2) (cost $84,892)	EUR	70,155	83,082
International collateralized debt obligations—6.19%
Cayman Islands—2.98%
Abacus Ltd., Series 05-CB1A, Class F, 9.355%, due 05/28/41(1),(2),(4)		$250,000	3,750
ACA ABS 2006-1 Ltd., Series 06-2, due 01/10/47(2),(4),(6)		600,000	0
Acacia CDO Ltd., Series 10A, Class SUB, due 09/07/46(2),(4),(6)		280,000	28,000
Aladdin CDO I Ltd., Series 06-2A, Class 10D, 12.426%, due 10/31/16(1),(2),(4)		250,000	169,000
Atrium CDO Corp., Series 5X, Class SUB, due 07/20/20(4),(6)		180,000	157,500
Avenue CLO Fund Ltd., Series 06-3A, Class B2L, 9.180%, due 07/20/18(1),(2),(4)		220,000	177,166
Series 06-4I, Class SUB, due 11/07/18(4),(6)		310,000	229,989
Series 07-5I, Class SUB, due 04/25/19(4),(6)		330,000	253,407
Avenue CLO III, due 07/20/18(1),(2),(4),(6)		150,000	121,500
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21(2),(4),(6)		250,000	250,000
Black Diamond CLO Ltd., Series 05-1A, Class E, 9.926%, due 06/20/17(1),(4)		350,000	315,525

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
International bonds—(continued)
International collateralized debt obligations—(continued)
Cayman Islands—(continued)
Series 05-2A, Class D, 7.043%, due 01/07/18(1),(2),(4)	$250,000	$212,500
Series 05-2A, Class E1, 9.743%, due 01/07/18(1),(2),(4)	250,000	207,575
Series 05-2X, Class IN, due 01/07/18(4),(6)	110,000	90,200
Series 06-1A, Class E, 8.106%, due 04/29/19(1),(4)	560,000	430,640
Series 06-1A, Class INC., due 04/29/19(4),(6)	400,000	360,000
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19(2),(4),(6)	300,000	237,000
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20(2),(4),(6)	200,000	148,000
Series 7A, Class SUB, due 01/21/21(2),(4),(6)	400,000	300,000
CIFC Funding 2006-II, due 03/01/21(2),(4),(6)	250,000	225,000
Cratos CLO Ltd., Series 07-1A, Class D, 7.305%, due 05/19/21(1),(2),(4)	250,000	202,500
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 7.778%, due 02/16/41(1),(2),(4)	236,359	47,272
Series 18A, Class D, 9.861%, due 03/13/47(1),(2),(4)	792,809	7,928
De Meer Middle Market CLO Ltd., Series 06-1A, Class E, 9.180%, due 10/20/18(1),(4)	223,155	180,807
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 9.430%, due 01/22/22(1),(2),(4)	290,000	217,616
Emporia Preferred Funding, Series 07-3A, Class D, 6.651%, due 04/23/21(1),(2),(4)	250,000	168,413
Series 07-3A, Class E, 8.851%, due 04/23/21(1),(2),(4)	250,000	163,028
FM Leveraged Capital Fund, Series 06-2A, Class E, 8.619%, due 11/15/20(1),(4)	400,000	266,832
FM Leveraged Capital Fund II, due 11/20/20(2),(4),(6)	370,000	261,039
Galena CDO Cayman Islands Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17(1),(2),(4)	1,000,000	667,900
Goldentree Loan Opportunities V Ltd., Series 07-5A, Class SUB, due 10/18/21(2),(4),(6)	400,000	328,000

	Face amount	Value
Cayman Islands—(continued)
Gresham Street CDO Funding, Series 03-1X, Class D, 8.125%, due 11/07/33(1),(4)	$100,000	$89,000
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21(2),(4),(6)	240,000	213,600
due 11/20/16(2),(4),(6)	250,000	155,500
Gulf Stream—Sextant CLO Ltd., Series 06-1A, Class D, 6.582%, due 08/21/20(1),(2),(4)	170,000	143,684
Series 07-1A, Class SUB, due 06/17/21(2),(4),(6)	520,000	431,600
Harbourview CLO VI Ltd., Series 6A, Class D, 8.558%, due 12/27/19(1),(2),(4)	370,000	276,020
Herald Ltd.29, 8.491%, due 09/16/45(1),(4)	300,000	75,600
ING Investment Management CLO II Ltd., due 08/01/20(2),(4),(6)	300,000	219,000
Ischus CDO Ltd., Series 06-S1, Class B1L, 9.248%, due 04/12/41(1),(2),(4)	724,654	181,164
Kingsland Ltd., Series 07-5A, Class E, 9.610%, due 07/14/21(1),(2),(4)	250,000	202,697
Series 07-5A, Class SUB, due 07/14/21(2),(4),(6)	220,000	172,106
Lenox CDO Ltd., Series 05-1A, Class E1, 8.370%, due 11/14/43(1),(2),(4)	246,661	22,199
Lightpoint CLO Ltd., Series 06-4A, Class C, 7.043%, due 04/15/18(1),(2),(4)	550,000	459,585
Logan CDO Ltd., Series II-A, Class E, 12.860%, due 05/04/51(1),(2),(4)	400,000	57,040
Series III-A, Class E, 20.244%, due 07/05/57(1),(2),(4)	390,000	94,653
Race Point CLO, Series 06-3, Class E, 9.493%, due 04/15/20(1),(2),(4)	500,000	406,625
Rockwall Investors Corp., due 08/01/21(2),(4),(6)	200,000	140,000
Rockwall CDO Ltd., Series 06-1A, Class B1L, 7.161%, due 08/01/21(1),(2),(4)	300,000	235,230
Sagittarius CDO Ltd. Series 07-1A, Class C, 7.343%, due 12/10/51(1),(2),(4),(7)	1,040,000	0
Saturn CLO Ltd., Series 07-1A, Class D, 8.879%, due 05/13/22(1),(2),(4)	250,000	197,050

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International collateralized debt obligations—(concluded)
Cayman Islands—(concluded)
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.843%, due 07/15/18(1),(2),(4)		$200,000	$167,200
Trimaran CLO Ltd., Series 06-2A, Class B2L, 8.661%, due 11/01/18(1),(2),(4)		410,000	322,465
Series 06-2A, Class C1, due 11/01/18(4),(7)		280,000	229,600
Series 07-1A, Class B2L, 8.391%, due 06/15/21(1),(2),(4)		200,000	151,600
Series 07-1A, Class C1, due 06/15/21(4),(7)		530,000	461,100
			11,532,405
Ireland—0.92%
Adagio CLO BV, Series III-A, Class SUB, due 09/15/22(2),(4),(6)	EUR	390,000	476,117
Adagio CLO, Series III-A, Class E, 8.505%, due 09/15/22(1),(2),(4)		270,000	325,435
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23(2),(4),(6)		250,000	332,616
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class SUB, due 12/09/46(2),(4),(5),(6)		$580,000	5,800
Series 06-1A, Class 7, 11.146%, due 12/09/46(1),(2),(4)		242,500	2,425
Eirles One Ltd., Series 29, 8.080%, due 10/07/15(1),(4)	EUR	500,000	668,888
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22(4),(6)		400,000	476,336
Series VIII-A, Class D, due 12/04/20(2),(4),(6)		400,000	540,958
MARC CDO PLC, Series 1A, Class E, 12.111%, due 03/13/53(1),(2),(4)		$350,000	7,000
Menton CDO PLC, Series II-A, Class E, 12.093%, due 10/24/53(1),(2),(4)		250,000	12,500
Series III-A, Class E, 12.203%, due 11/28/56(1),(2),(4)		550,000	0
PSION Synthetic CDO PLC, Series I-A, Class E, 10.160%, due 12/21/15(1),(2),(4)		330,000	277,695
Valleriite CDO, Series 07-A1, Class D1EU, 7.525%, due 12/20/17(1),(2),(4)	EUR	350,000	458,959
			3,584,729

	Face amount		Value
Luxembourg—0.44%
Ashwell Rated SA due 12/22/77(2),(4),(6)	GBP	420,000	$752,447
GSC European CDO SA, Series II-A, Class SUB, due 07/15/20(2),(4),(6)	EUR	320,000	397,678
Series 07-4A, Class E, 8.008%, due 04/25/23(1),(2),(4)		470,000	549,662
			1,699,787
Netherlands—1.85%
Ares Euro CLO BV, Series 07-1A, Class G1, due 05/15/24(2),(4),(6)	EUR	250,000	314,341
Series 07-1A, Class E, 8.073%, due 05/15/24(1),(2),(4)		470,000	557,908
Cadogan Square CLO BV, Series 3A, Class E, 7.714%, due 01/17/23(1),(4)		280,000	315,054
Series 2A, Class E, 8.477%, due 08/12/22(1),(2),(4)		300,000	354,752
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(2),(4)		530,000	712,896
Harbourmaster CLO BV, Series 10A, Class B1, 9.319% due 02/06/24(1),(2),(4)		600,000	877,230
Series 7A, Class C, due 09/22/22(2),(4),(6)		300,000	394,753
Series PR2A, Class B2, 8.832%, due 10/15/22(1),(2),(4)		300,000	358,699
Series PR2A, Class C, due 10/15/22(2),(4),(6)		150,000	149,107
Highlander Euro CDO, Series 06-2CA, Class E, 8.323%, due 12/14/22(1),(2),(4)		250,000	276,401
Series 06-2CA, Class F1, due 12/14/22(2),(4),(6)		450,000	519,759
Laurelin BV, Series 2A, Class SUB, due 07/15/23(2),(4),(6)		250,000	336,271
Queen Street CLO, Series 06-1A, Class F, due 04/15/23(2),(4),(6)		320,000	376,156
Series 07-1A, Class F, due 08/15/24(2),(4),(5),(6)		350,000	400,624
St James's Park CDO BV, Series 07-1A, Class D, 8.189%, due 11/15/20(1),(2),(4)		700,000	980,451
Series 07-1A, Class E, 11.039%, due 11/15/20(1),(2),(4)		170,000	246,063
			7,170,465
Total international collateralized debt obligations (cost $33,383,560)			23,987,386

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International commercial mortgage-backed securities—0.64%
Ireland—0.28%
Fleet Street Finance One PLC, Series 1, Class A, 6.576%, due 07/20/14(1)	GBP	557,979	$1,088,499
Luxembourg—0.36%
EMC PLC, Series 4, Class A, 4.815%, due 04/30/13(1)	EUR	969,998	1,400,808
Total international commercial mortgage-backed securities (cost $2,434,794)			2,489,307
International mortgage & agency debt securities—0.26%
Netherlands — 0.19%
Delphinus BV, Series 00-1, Class B, 6.250%, due 06/26/32(1)	EUR	500,000	742,945
United Kingdom—0.07%
Granite Master Issuer PLC, Series 05-1, Class A5, 4.966%, due 12/20/54(1)	EUR	190,000	274,716
Total international mortgage & agency debt securities (cost $897,683)			1,017,661
Foreign government bonds—5.88%
Argentina—1.81%
Republic of Argentina, 5.389%, due 08/03/12(1)		$9,350,000	5,329,500
Republic of Argentina, DISC, Series B, 5.830%, due 12/31/33(1)	ARS	4,590,000	1,675,714
			7,005,214
Canada—0.51%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	1,992,048
Egypt—1.20%
Egypt Treasury Bill, Credit Linked Note, 0.000%, due 05/29/08		$4,300,000	4,668,510
Germany—0.70%
Deutsche Bundesrepublik, 4.000%, due 01/04/37	EUR	2,045,000	2,703,849
Japan—1.38%
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$5,100,000	5,347,090
Venezuela—0.27%
Republic of Venezuela, 5.750%, due 02/26/16		$1,290,000	1,033,613
Total foreign government bonds (cost $22,789,767)			22,750,324

	Face amount		Value
Sovereign/supranational bonds—4.36%
Supranational—4.36%
European Investment Bank, 6.250%, due 12/07/08	GBP	7,900,000	$15,864,410
6.250%, due 04/15/14		470,000	1,001,530
Total sovereign/supranational bonds (cost $16,346,657)			16,865,940
Total international bonds (cost $171,149,732)			167,114,084
Total bonds (cost $346,738,859)			324,917,629
	Shares
Investment company—6.77%
UBS U.S. Securitized Mortgage Relationship Fund(8) (cost $25,634,004)		2,147,692	26,205,276
Short-term investments—1.02%
Investment company—0.53%
UBS U.S. Cash Management Prime Relationship Fund 4.75%,(8),(9) (cost $2,072,719)		2,072,719	2,072,719
	Face amount
US government obligations—0.49%
US Treasury Bills, 3.15%, due 06/19/08(10),(11) (cost $1,882,021)		$1,910,000	1,880,700
Total short-term investments (cost $3,954,740)			3,953,419
Total investments—91.68% (cost $376,327,603)			355,076,324
Cash and other assets, less liabilities—8.32%			32,233,425
Net assets—100.00%			$387,309,749

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $376,327,603; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,948,027
Gross unrealized depreciation	(31,199,306)
Net unrealized depreciation	$(21,251,279)

(1)  Floating rate security—The interest rate shown is the current rate as of December 31, 2007.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $48,309,922 or 12.47% of net assets.

(3)  Perpetual bond security. The maturity date reflects the next call date.

(4)  Security is illiquid. At December 31, 2007, the value of these securities amounted to $40,748,268 or 10.62% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

(7)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of these securities amounted to $2,861,788, or 0.74% of net assets.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at December 31, 2007.

(10)  The rate shown is the effective yield at the date of purchase.

(11)  Security, or portion thereof, was delivered to cover margin requirements for futures contracts.

ABS  Asset-backed securities

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer Price Index

DISC  Discount bond

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

MLCC  Merrill Lynch Credit Corp.

IO  Interest only security—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Currency type abbreviations:

ARS  Argentina Peso

BRL  Brazilian Real

EUR  Euro

GBP  Great Britain Pound

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Abacus Ltd., Series 05-CB1A, Class F, 9.355%, due 05/28/41	04/24/06	$252,656	0.07%	$3,750	0.00	%(1)
ACA ABS 2006-1 Ltd., Series 06-2, due 1/10/47	11/16/06	480,000	0.12	0	0.00
Acacia CDO Ltd., Series 10A, Class SUB, due 09/07/46	07/17/06	127,708	0.03	28,000	0.01

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
ACE Securities Corp., Series 06-SL1, Class B1, 7.865%, due 09/25/35	01/20/06	$678,151	0.18%	$7,280	0.00	%(1)
Adagio CLO BV, Series III-A, Class SUB, due 09/15/22	07/21/06	495,164	0.13	476,117	0.12
Adagio CLO, Series III-A, Class E, 8.505%, due 09/15/22	07/21/06	340,234	0.09	325,435	0.08
Ajax One Ltd., Series 2A, Class C, 7.743%, due 09/08/32	11/08/05	487,550	0.13	310,000	0.08
Aladdin CDO I Ltd., Series 06-2A, Class 10D, 12.426%, due 10/31/16	06/23/06	250,000	0.07	169,000	0.04
Ares Euro CLO BV, Series 07-1A, Class G1, due 05/15/24	03/16/07	332,800	0.09	314,341	0.08
Series 07-1A, Class E 8.073%, due 05/15/24	03/16/07	625,664	0.16	557,908	0.14
Ares CLO Funds, Series 06-5RA, Class D, 6.915%, due 02/24/18	02/16/06	885,550	0.23	691,441	0.18
Series 05-10A, Class D2, 6.966%, due 09/18/17	09/20/05	498,125	0.13	393,450	0.10
Ashwell Rated SA, due 12/22/77	01/29/07	397,209	0.10	394,139	0.10
due 12/22/77	08/07/07	380,784	0.10	358,308	0.09
Avenue CLO Fund Ltd., Series 06-3A, Class B2L, 9.180%, due 07/20/18	04/24/06	215,160	0.06	177,166	0.05
Avenue CLO III, due 07/20/18	04/24/06	146,625	0.04	121,500	0.03
Avery Street CLO, Series 06-1A, Class E, 10.244%, due 04/05/18	01/31/06	688,100	0.18	577,500	0.15
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	315,688	0.08	332,616	0.09
Axius Europe CLO SA, Series 07-1A, Class D, 7.656%, due 11/15/23	09/28/07	465,644	0.12	476,716	0.12
Series 07-1A, Class E, 9.156%, due 11/15/23	09/28/07	430,209	0.11	447,548	0.12
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21	02/02/07	237,500	0.06	250,000	0.07
Black Diamond CLO Ltd., Series 05-2A, Class D, 7.043%, due 01/07/18	10/31/07	216,563	0.06	212,500	0.06
Series 05-2A, Class E1, 9.743%, due 01/07/18	09/22/05	250,000	0.07	207,575	0.06

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19	06/22/07	$300,000	0.08%	$237,000	0.06%
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16	12/07/06	242,500	0.06	201,675	0.05
Cadogan Square CLO BV, Series 2A, Class E, 8.477%, due 08/12/22	06/08/06	379,635	0.10	354,752	0.09
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class SUB, due 12/09/46	08/11/06	493,000	0.13	5,800	0.00	(1)
Series 06-1A, Class 7, 11.146%, due 12/09/46	08/11/06	241,288	0.06	2,425	0.00	(1)
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	190,000	0.05	148,000	0.04
Series 7A, Class SUB due 01/21/21	11/02/07	320,000	0.08	300,000	0.08
CIFC Funding 2006-II, due 03/01/21	11/22/06	237,500	0.06	225,000	0.06
Colts, Series 07-1, due 03/20/21	02/09/07	285,000	0.07	190,218	0.05
Commercial Industrial Finance Corp., Series 06-2A, Class B2L, 9.124%, due 03/01/21	11/22/06	278,600	0.07	210,616	0.05
Cratos CLO Ltd., Series 07-1A, Class D, 7.305%, due 05/19/21	04/30/07	250,000	0.06	202,500	0.05
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 7.778%, due 02/16/41	01/25/06	238,308	0.06	47,272	0.01
Series 18A, Class D, 9.861%, due 03/13/47	03/06/07	792,809	0.21	7,928	0.00	(1)
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 9.430%, due 01/22/22	04/27/07	285,865	0.07	217,616	0.06
Duke Funding Ltd., Series 06-11A, Class B1E, 6.839%, due 08/08/46	09/19/06	1,063,723	0.28	257,914	0.07
Emporia Preferred Funding, Series 07-3A, Class D, 6.651%, due 04/23/21	02/27/07	250,000	0.06	168,413	0.05
Series 07-3A, Class E, 8.851%, due 04/23/21	02/27/07	250,000	0.06	163,028	0.04
Eurocredit CDO BV, Series VIII-A, Class D, due 12/04/20	11/09/07	542,753	0.14	540,958	0.14
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26	11/03/06	142,430	0.04	2,854	0.00	(1)

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	$370,000	0.09%	$261,039	0.07%
Galena CDO Cayman Islands Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17	03/08/07	1,000,000	0.26	667,900	0.17
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22	02/27/07	430,000	0.11	351,611	0.09
Goldentree Loan Opportunities V Ltd., Series 07-5A, Class SUB, due 10/18/21	11/08/07	320,000	0.08	328,000	0.09
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21	12/08/06	247,500	0.06	165,000	0.04
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	686,465	0.18	712,896	0.18
GS Mortgage Securities Corp., II, Series 07-GKK1, Class A1, 5.579%, due 12/20/49	05/02/07	2,001,948	0.52	1,492,480	0.39
GSC European CDO SA, Series II-A, Class SUB, due 07/15/20	07/18/06	386,262	0.10	397,678	0.10
Series 07-4A, Class E, 8.008%, due 04/25/23	03/16/07	625,664	0.16	549,662	0.14
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21	02/28/07	222,936	0.06	213,600	0.06
GSC Partners CDO Fund Corp., due 11/20/16	02/07/07	230,000	0.06	155,500	0.04
Gulf Stream—Sextant CLO Ltd., Series 07-1A, Class SUB, due 06/17/21	05/17/07	520,000	0.13	431,600	0.11
Series 06-1A, Class D, 6.582%, due 08/21/20	07/26/06	170,000	0.04	143,684	0.04
Harbourmaster CLO BV, Series 10A, Class B1, 9.319%, due 02/06/24	11/14/07	878,670	0.23	877,230	0.23
Series 7A, Class C, due 09/22/22	10/31/06	363,746	0.09	394,753	0.10
Series PR2A, Class B2, 8.832%, due 10/15/22	08/03/06	384,180	0.10	358,699	0.09
Series PR2A, Class C, due 10/15/22	08/03/06	142,500	0.04	149,107	0.04
Harbourview CLO VI Ltd., Series 6A, Class D, 8.558%, due 12/27/19	10/20/06	363,584	0.09	276,020	0.07
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 7.603%, due 01/03/45	11/04/05	696,500	0.18	77,000	0.02

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Hewett's Island CDO Ltd., Series 06-4A, Class C, 5.646%, due 05/09/18	04/11/06	$249,360	0.06%	$214,375	0.06%
Series 06-4A, Class D1, 6.546%, due 05/09/18	04/11/06	247,857	0.06	203,900	0.05
Series 07-6A, Class D, 7.396%, due 06/09/19	05/09/07	247,467	0.06	218,952	0.06
Series 06-4A, Class E, 9.446%, due 05/09/18	04/11/06	346,364	0.09	280,385	0.07
Highlander Euro CDO Series 06-2CA, Class F1 due 12/14/22	11/28/06	576,071	0.15	519,759	0.13
Series 06-2CA, Class E 8.323%, due 12/14/22	11/28/06	329,608	0.09	276,401	0.07
ING Investment Management CLO II Ltd., due 08/01/20	06/30/06	300,000	0.08	219,000	0.06
Ischus CDO Ltd., Series 06-S1, Class B1L, 9.248%, due 04/12/41	02/21/06	707,786	0.18	181,164	0.05
Kingsland Ltd., Series 07-5A, Class SUB, due 07/14/21	05/02/07	209,000	0.05	172,106	0.04
Series 07-5A, Class E, 9.610%, due 07/14/21	05/02/07	241,728	0.06	202,697	0.05
Laurelin BV, Series 2A, Class SUB, due 07/15/23	06/05/07	337,988	0.09	336,271	0.09
Lenox CDO Ltd., Series 05-1A, Class E1, 8.370%, due 11/14/43	11/23/05	238,644	0.06	22,199	0.01
Lightpoint CLO Ltd., Series 06-4A, Class C, 7.043%, due 04/15/18	03/03/06	550,000	0.14	459,585	0.12
Logan CDO Ltd., Series II-A, Class E, 12.860%, due 05/04/51	04/11/06	398,000	0.10	57,040	0.01
Series III-A, Class E, 20.244%, due 07/05/57	06/08/07	390,000	0.10	94,653	0.02
Longport Funding Ltd., Series 07-1A, Class D, 11.498%, due 04/12/51	05/31/07	428,500	0.11	0	0.00
Longshore CDO Funding Ltd., Series 06-1A, Class D, 7.778%, due 05/03/46	01/10/06	367,913	0.09	30,400	0.01
MARC CDO PLC, Series 1A, Class E, 12.111%, due 03/13/53	11/30/05	349,125	0.09	7,000	0.00	(1)
MC Funding Ltd., Series 06-1, due 12/20/20	12/08/06	482,876	0.12	269,267	0.07
Series 06-1A, Class E, 8.676%, due 12/20/20	12/08/06	640,000	0.17	411,354	0.11

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Menton CDO PLC, Series II-A, Class E, 12.093%, due 10/24/53	10/10/05	$249,375	0.06%	$12,500	0.00	%(1)
Series III-A, Class E, 12.203%, due 11/28/56	10/18/06	550,000	0.14	0	0.00
Merrill Lynch Mortgage Investors, Inc., Series 04-SL2, Class B4, 9.615%, due 06/25/35	02/10/06	939,170	0.24	106,911	0.03
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22	02/26/07	370,000	0.10	273,800	0.07
PSION Synthetic CDO PLC, Series I-A, Class E, 10.160%, due 12/21/15	12/15/05	314,985	0.08	277,695	0.07
Queen Street CLO, Series 07-1A, Class F, due 08/15/24	05/18/07	463,444	0.12	400,624	0.10
Series 06-1A, Class F, due 04/15/23	12/12/06	424,960	0.11	376,156	0.10
Race Point CLO, Series 06-3, Class E, 9.493%, due 04/15/20	03/10/06	500,000	0.13	406,625	0.11
Rockwall CDO Ltd., Series 06-1A, Class B1L, 7.161%, due 08/01/21	04/24/06	297,750	0.08	235,230	0.06
Rockwall Investors Corp., due 08/01/21	04/24/06	198,500	0.05	140,000	0.04
Sagittarius CDO Ltd., Series 07-1A, Class C, 7.343%, due 12/10/51	02/13/07	1,040,000	0.27	0	0.00
Saturn CLO Ltd., Series 07-1A, Class D, 8.879%, due 05/13/22	04/20/07	238,025	0.06	197,050	0.05
Shasta CLO I Ltd., due 04/20/21	12/20/06	731,500	0.19	677,600	0.17
Spirit CBO, Series 04-2A, Class D, 5.586%, due 10/27/10	11/16/05	690,509	0.18	713,819	0.18
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.843%, due 07/15/18	06/13/06	199,300	0.05	167,200	0.04
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 6.328%, due 02/05/37	09/15/06	232,629	0.06	96,000	0.02
Series 06-7A, Class B1L, 7.828%, due 02/05/37	09/15/06	303,800	0.08	15,500	0.00	(1)
Tricadia CDO Ltd., Series 05-3A, Class B1L, 8.358%, due 06/25/41	11/01/05	469,923	0.12	95,174	0.03
Series 05-4A, Class B1L, 8.391%, due 12/11/40	12/01/05	488,491	0.13	196,378	0.05
Series 06-5A, Class F, 10.941%, due 06/19/46	05/09/06	577,220	0.15	185,201	0.05

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Trimaran CLO Ltd., Series 07-1A, Class B2L, 8.391%, due 06/15/21	03/09/07	$198,806	0.05%	$151,600	0.04%
Series 06-2A, Class B2L, 8.661%, due 11/01/18	07/28/06	407,950	0.11	322,465	0.08
St James's Park CDO BV, Series 07-1A, Class D, 8.189%, due 11/15/20	10/29/07	967,474	0.25	980,451	0.25
Series 07-1A, Class E, 11.039%, due 11/15/20	10/29/07	237,926	0.06	246,063	0.07
Valleriite CDO, Series 07-A1, Class D1EU 7.525%, due 12/20/17	06/12/07	465,868	0.12	458,959	0.12
		$45,216,342	11.67%	$29,229,227	7.55%

(1)  Amount represents less than 0.005%.

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	7,755,000	USD	6,706,136	03/12/08	$(74,991)
Canadian Dollar	13,015,000	USD	12,780,478	03/12/08	(415,036)
Euro	2,878,418	SEK	27,000,000	03/12/08	(31,658)
Euro	108,480,000	USD	159,873,485	03/12/08	1,161,821
Great Britain Pound	37,275,000	USD	75,742,614	03/12/08	1,680,171
Japanese Yen	400,959,350	SGD	5,170,000	03/12/08	(8,400)
Japanese Yen	263,200,000	USD	2,381,534	03/12/08	7,689
New Zealand Dollar	6,679,126	AUD	5,850,000	03/12/08	16,245
United States Dollar	22,026,927	CHF	24,500,000	03/12/08	(300,124)
United States Dollar	2,616,938	EUR	1,780,000	03/12/08	(12,709)
United States Dollar	5,438,185	EUR	3,765,000	03/12/08	70,198
United States Dollar	9,216,254	GBP	4,535,000	03/12/08	(205,572)
United States Dollar	23,546,769	JPY	2,569,600,000	03/12/08	(371,120)
United States Dollar	4,288,928	SEK	27,320,000	03/12/08	(59,780)
United States Dollar	5,755,941	SGD	8,275,000	03/12/08	18,822
Net unrealized appreciation on forward foreign currency contracts					$1,475,556

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

UBS Absolute Return Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2007:
	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 370 contracts (USD)	March 2008	$77,688,487	$77,792,500	$(104,013)
5 Year US Treasury Notes, 840 contracts (USD)	March 2008	92,241,173	92,636,250	(395,077)
10 Year US Treasury Notes, 690 contracts (USD)	March 2008	77,973,910	78,239,531	(265,621)
Interest futures sell contracts:
EURO-Bobl, 265 contracts (EUR)	March 2008	42,458,601	41,820,624	637,977
EURO-Bund,155 contracts (EUR)	March 2008	26,127,434	25,632,734	494,700
EURO-Schatz, 250 contracts (EUR)	March 2008	38,031,796	37,777,544	254,252
Japanese 10 Year Bond, 6 contracts (JPY)	March 2008	7,309,118	7,347,805	(38,687)
Long Gilt, 35 contracts (GBP)	March 2008	7,624,830	7,679,834	(55,004)
Net unrealized appreciation on futures contracts				$528,527

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $3,527,368.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Bond Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS Global Bond Fund (the "Fund") returned 3.32% (Class A shares declined 1.29% after the deduction of the maximum sales charge), while Class Y shares returned 3.40%. The Fund's benchmark, the Lehman Brothers Global Aggregate Bond Index (the "Index"), returned 9.05% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 130; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance relative to the Index was primarily due to security selection. Specifically, the Fund's mortgage-related securities were a significant detractor from performance during the period.

Portfolio performance summary

What worked

•  Currency positioning was a modest contributor to performance.

•  The Fund's currency strategy enhanced its results, albeit modestly, during the reporting period. In particular, an underweight exposure to the British pound was beneficial as it weakened during the reporting period.

•  Our exposure to inflation-linked bonds aided the Fund's performance.

•  During the reporting period, we saw the combination of higher inflation with stable or easier central bank policy as favoring inflation-linked bonds in a number of markets. Our opportunistic exposure to US Treasury inflation protected securities (TIPS), in particular, enhanced the Fund's performance.

What didn't work

•  Security selection was the largest detractor from performance over the period.

•  The Fund's significant underperformance versus the Index was largely due to security selection in residential mortgage-backed securities (RMBS) and collateralized debt obligations (CDOs) that were invested in asset-backed securities (ABS). These holdings were negatively impacted by the continued fallout from the issues related to the problems in the subprime mortgage market.

•  The Fund's corporate bond holdings also detracted from results. In particular, the Fund's exposure to lower-rated, high yield corporate bonds hindered its performance as investors became more risk averse given the escalating problems in the subprime mortgage market and the ensuing credit crunch.

•  A defensive duration strategy in the US detracted from performance.

•  The Fund held a less-than-Index duration (duration is a measure of a bond's sensitivity to changes in interest rates) in the US during the period. This defensive stance detracted from the Fund's performance as, overall, US interest rates fell (and bond prices rose) over the six-month reporting period.

UBS Global Bond Fund

•  Spread management (our allocation between sectors) was a negative contributor to performance.

•  The Fund's overweight allocations to some securitized sectors hindered its performance. Investor risk aversion led to several "flights to quality" during the period. While this benefited US Treasury prices, it led to weakness in the securitized sectors.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	3.32%	2.31%	4.68%	N/A	6.28%
maximum sales charge	Class B(3)	2.91	1.52	3.90	N/A	6.05
	Class C(4)	3.08	1.71	4.15	N/A	5.19
	Class Y(5)	3.40	2.51	4.93	4.88%	5.47
After deducting maximum	Class A(2)	-1.29	-2.25	3.72	N/A	5.50
sales charge	Class B(3)	-2.09	-3.40	3.56	N/A	6.05
	Class C(4)	2.33	0.98	4.15	N/A	5.19
Lehman Brothers Global Aggregate Bond Index(6)		9.05	9.48	6.51	6.08	6.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.41% and 1.16%; Class B—2.18% and 1.91%; Class C—1.78% and 1.66%; Class Y—1.04% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Bond Fund Class A shares is 11/05/01. Inception dates of Class B and Class C shares are 11/26/01 and 07/02/02, respectively. Inception date of Class Y shares and the index is 07/31/93.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers Global Aggregate Bond Index is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
Government of Japan CPI Linked Bond, 0.500%, due 12/10/14	6.3%
Government of Belgium, 5.750%, due 03/28/08	4.9
Government of Sweden, 5.000%, due 01/28/09	3.7
Government of Japan CPI Linked Bond, 1.200%, due 06/10/17	3.4
US Treasury Inflation Indexed Notes, 2.375%, due 01/15/17	3.3
Deutsche Bundesrepublik, 6.250%, due 01/04/24	3.0
US Treasury Notes, 5.000%, due 02/15/11	3.0
European Investment Bank, 6.125%, due 05/21/10	2.9
Government of Japan, 1.900%, due 06/20/25	2.8
Deutsche Bundesrepublik, 5.250%, due 01/04/08	2.4
Total	35.7%

Country exposure, top five (unaudited)(1)

As of December 31, 2007

Percentage of net assets
United States	27.1%
Japan	12.5
Germany	11.0
United Kingdom	6.1
France	5.0
Total	61.7%

(1)  Figures represent the direct investments of the UBS Global Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Global Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Bonds US bonds US corporate bonds
Auto components	0.04%
Automobiles	0.44
Beverages	0.85
Capital markets	1.16
Commercial banks	2.46
Commercial services & supplies	0.24
Consumer finance	0.68
Containers & packaging	0.25
Diversified financial services	1.75
Diversified telecommunication services	0.69
Electronic equipment & instruments	0.04
Food & staples retailing	0.62
Food products	0.17
Hotels, restaurants & leisure	0.25
Independent power producers & energy traders	0.06
Industrial conglomerates	0.06
Insurance	0.17
Media	0.54
Metals & mining	0.13
Multi-utilities	0.19
Office electronics	0.08
Paper & forest products	0.66
Pharmaceuticals	0.72
Road & rail	0.11
Semiconductors & semiconductor equipment	0.10
Thrifts & mortgage finance	0.78
Total US corporate bonds	13.24
Asset-backed securities	1.62
Collateralized debt obligations	1.33
Commercial mortgage-backed securities	1.37
Mortgage & agency debt securities	2.24
US government obligations	7.29
Total US bonds	27.09
International bonds International corporate bonds
Capital markets	0.16%
Chemicals	0.90
Commercial banks	6.40
Commercial services & supplies	0.11
Construction materials	0.74
Containers & packaging	0.12
Diversified financial services	1.38
Diversified telecommunication services	0.75
Electric utilities	0.37
Food & staples retailing	0.87
Multi-utilities	0.23
Oil, gas & consumable fuels	1.10
Paper & forest products	0.45
Thrifts & mortgage finance	1.33
Tobacco	0.90
Total international corporate bonds	15.81
International asset-backed security	0.15
International collateralized debt obligations	2.59
International mortgage & agency debt security	0.20
Foreign government bonds	34.93
Sovereign/supranational bonds	5.02
Total international bonds	58.70
Total bonds	85.79
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	7.66
Short-term investment	2.66
Total investments	96.11
Cash and other assets, less liabilities	3.89
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Bond Fund. Figures would be different if a breakdown of the underlying investment company's industry diversification was included.

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—85.79%
US bonds—27.09%
US corporate bonds—13.24%
ArvinMeritor, Inc., 8.125%, due 09/15/15		$50,000	$43,250
Bank One Corp., 7.875%, due 08/01/10		675,000	728,099
BNP Paribas Capital Trust III, 6.625%, due 10/23/11(1),(2)	EUR	650,000	969,985
Cincinnati Bell, Inc., 7.250%, due 07/15/13		$150,000	150,375
Citigroup, Inc. 5.500%, due 02/15/17		900,000	874,664
Citigroup, Inc., 5.000%, due 09/15/14		400,000	381,138
6.000%, due 08/15/17		700,000	714,167
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	156,823
Countrywide Home Loans, Inc., 3.250%, due 05/21/08		850,000	768,118
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09		150,000	152,625
Daimler Finance N.A. LLC, 7.200%, due 09/01/09		150,000	154,677
7.200%, due 09/01/09		350,000	364,122
Deluxe Corp., 5.000%, due 12/15/12		150,000	132,375
Dynegy Holdings, Inc., 8.375%, due 05/01/16		75,000	73,313
Echostar DBS Corp., 6.625%, due 10/01/14		100,000	99,500
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		380,000	360,694
Freeport-McMoRan Copper & Gold, Inc., 8.250%, due 04/01/15		150,000	159,000
Freescale Semiconductor, Inc., 10.125%, due 12/15/16		150,000	123,750
General Electric Capital Corp., 6.750%, due 03/15/32		110,000	124,892
GMAC LLC, 7.250%, due 03/02/11		100,000	87,654
Harland Clarke Holdings Corp., 9.619%, due 05/15/15(1)		85,000	71,188
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	363,078
Jacobs Entertainment, Inc., 9.750%, due 06/15/14		50,000	46,500
JPMorgan Chase Bank N.A., 4.375%, due 11/30/21(1)	EUR	350,000	443,930
Kraft Foods, Inc., 5.625%, due 11/01/11		$200,000	204,535
Kroger Co., 8.050%, due 02/01/10		350,000	372,606

	Face amount		Value
US corporate bonds—(concluded)
Landry's Restaurants, Inc., 9.500%, due 12/15/14		$250,000	$247,500
Lehman Brothers Holdings, Inc., 4.959%, due 03/05/10(1)	EUR	450,000	658,554
LIN Television Corp. 6.500%, due 05/15/13		$25,000	23,531
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		200,000	205,911
Miller Brewing Co., 5.500%, due 08/15/13(3)		1,000,000	1,013,298
Mirant Americas Generation LLC, 8.300%, due 05/01/11		150,000	150,375
Mirant North America LLC, 7.375%, due 12/31/13		75,000	75,187
Morgan Stanley, 5.300%, due 03/01/13		235,000	234,409
5.750%, due 10/18/16		500,000	493,383
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14		75,000	69,844
Owens-Brockway Glass Container, Inc., 8.250%, due 05/15/13		250,000	259,375
Residential Capital LLC, 5.646%, due 06/09/08(1)		140,000	119,700
Sanmina-SCI Corp., 7.741%, due 06/15/14(1),(3)		45,000	43,369
Sheridan Group, Inc., 10.250%, due 08/15/11		150,000	150,000
Sinclair Television Group, Inc., 8.000%, due 03/15/12		89,000	90,669
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17		35,000	33,819
Sprint Capital Corp., 8.375%, due 03/15/12		620,000	671,475
United Rentals North America, Inc., 7.750%, due 11/15/13		150,000	130,500
Univision Communications, Inc., 7.850%, due 07/15/11		50,000	49,813
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		350,000	365,791
Washington Mutual Bank, 5.130%, due 08/25/08(1)		50,000	47,514
Wells Fargo Bank N.A., 6.450%, due 02/01/11		750,000	793,464
Weyerhaeuser Co., 6.750%, due 03/15/12		750,000	787,604
Wyeth, 5.500%, due 02/01/14		850,000	863,315
Xerox Capital Trust I, 8.000%, due 02/01/27		100,000	99,874
Total US corporate bonds (cost $15,878,176)			15,799,332

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—1.62%
Countrywide Asset Backed Certificates,
Series 04-SD1, Class A1, 5.205%, due 06/25/33(1),(3)	$5,801	$5,413
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(1)	209,961	105,364
Series 05-FFA, Class M3, 5.517%, due 03/25/25(4),(5)	500,000	90,899
Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, 5.178%, due 05/15/10(1)	150,000	149,897
GSAMP Trust, Series 06-S1, Class M6, 7.000%, due 11/25/35(4),(5)	72,427	0
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 4.995%, due 06/25/36(1)	139,335	73,138
Series 06-1, Class A4, 6.166%, due 05/25/36(5)	1,000,000	755,638
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(1)	34,426	14,721
Series 06-5, Class A1, 5.500%, due 01/25/37(5)	161,308	104,495
Series 06-3, Class A1, 5.594%, due 09/25/36(1)	124,513	89,054
Series 06-4, Class A1, 5.671%, due 11/25/36(5)	26,384	18,085
Long Beach Mortgage Loan Trust, Series 06-A, Class A2, 5.548%, due 05/25/36(5)	25,000	6,302
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(1)	126,894	112,836
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(1)	74,668	58,940
Morgan Stanley Mortgage Loan Trust, Series 06-14SL, Class A1, 5.025%, due 11/25/36(1)	36,378	19,520
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(1)	48,401	31,461
SACO I Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(1)	273,676	124,688

	Face amount		Value
Asset-backed securities—(concluded)
Series 06-3, Class A1, 5.045%, due 04/25/36(1)		$248,136	$162,587
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(3)		13,438	12,300
Total asset-backed securities (cost $3,123,093)			1,935,338
Collateralized debt obligations—1.33%
Ares CLO Funds, Series 06-5RA, Class D, 6.915%, due 02/24/18(1),(3),(4)		140,000	108,766
Brentwood CLO Ltd., Series 06-1A, Class C, 6.511%, due 02/01/22(1),(3),(4)		250,000	185,250
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21(1),(3),(4)		200,000	168,720
Duke Funding Ltd., Series 06-11A, Class B1E, 6.839%, due 08/08/46(3),(4)	EUR	178,388	52,163
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 6.180%, due 12/20/18(1),(3),(4)		$250,000	205,425
Halcyon Loan Investors CLO Ltd., Series 06-1A, Class C, 6.399%, due 11/20/20(1),(3),(4)		250,000	196,425
Hewett's Island CDO Ltd., Series 07-6A, Class D, 7.396%, due 06/09/19(1),(3),(4)		250,000	218,952
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 5.761%, due 11/01/13(1),(3),(4)		250,000	229,750
Longport Funding Ltd., Series 07-1A, Class D, 11.498%, due 04/12/51(1),(3),(4)		250,000	0
Sagittarius CDO Ltd. Series 07-1A, Class C, 7.343%, due 12/10/51(1),(3),(4),(6)		250,000	0
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.328%, due 08/05/36(1),(3),(4)		200,000	40,000
Series 06-7A, Class A3L, 6.328%, due 02/05/37(1),(3),(4)		330,000	132,000
Series 06-7A, Class B1L, 7.828%, due 02/05/37(1),(3),(4)		200,000	10,000
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.391%, due 12/11/40(1),(3),(4)		90,916	36,366
Total collateralized debt obligations (cost $2,811,353)			1,583,817

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(concluded)
Commercial mortgage-backed securities—1.37%
Bear Stearns Commercial Mortgage Securities Trust, Series 07-T28, Class A4, 5.742%, due 09/11/42(1)	$100,000	$102,440
Series 00-WF2, Class A2, 7.320%, due 10/15/32(1)	80,000	84,507
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4, 5.889%, due 12/10/49(1)	250,000	257,071
Hilton Hotel Pool Trust, Series 00-HLTA, Class A1, 7.055%, due 10/03/15(3)	200,078	208,332
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(1)	69,141	70,653
Mach One Trust Commercial Mortgage-Backed Securities, Series 04-1A, Class A1, 3.890%, due 05/28/40(3),(4)	14,108	13,684
Morgan Stanley Capital I, Series 05-HQ7, Class A4, IO, 5.374%, due 11/14/42(1)	870,000	864,226
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(3)	36,969	37,020
Total commercial mortgage-backed securities (cost $1,615,471)		1,637,933
Mortgage & agency debt securities—2.24%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(1)	213,891	158,202
Bear Stearns Adjustable Rate Mortgage Trust, Series 07-3, Class 2A1, 5.643%, due 05/25/47(1)	246,048	244,537
Federal National Mortgage Association, 4.625%, due 12/15/09	1,500,000	1,529,709
6.625%, due 09/15/09	360,000	377,836
Government National Mortgage Association Pools, 6.500%, due 04/15/31, # 781276	94,443	97,917
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 4.995%, due 08/25/36(1)	113,318	69,151

	Face amount		Value
Mortgage & agency debt securities—(concluded)
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.883%, due 02/25/37(1)		$200,000	$197,161
Total mortgage & agency debt securities (cost $2,691,742)			2,674,513
US government obligations—7.29%
US Treasury Bonds, 6.250%, due 05/15/30		500,000	623,984
US Treasury Inflation Indexed Notes (TIPS), 2.375%, due 01/15/17		3,719,124	3,924,546
US Treasury Notes, 4.750%, due 08/15/17		580,000	612,580
5.000%, due 02/15/11		3,350,000	3,537,654
Total US government obligations (cost $8,312,587)			8,698,764
Total US bonds (cost $34,432,422)			32,329,697
International bonds—58.70%
International corporate bonds—15.81%
Canada—0.68%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08		$225,000	220,781
8.550%, due 08/01/10		150,000	131,250
Ainsworth Lumber Co., Ltd., 7.250%, due 10/01/12		9,000	5,423
Bowater Canada Finance Corp., 7.950%, due 11/15/11		225,000	181,687
Quebecor World Capital Corp., 4.875%, due 11/15/08		150,000	135,188
Stone Container Finance, 7.375%, due 07/15/14		150,000	141,375
			815,704
Denmark—0.35%
Dong Energy A/S, 5.500%, due 06/29/05(1)	EUR	300,000	413,447
France—2.92%
BNP Paribas, 5.250%, due 12/17/12	EUR	140,000	205,833
5.625%, due 08/07/08		100,000	146,870
5.750%, due 01/24/22	GBP	80,000	153,261
Casino Guichard Perrachon SA, 4.875%, due 04/10/14	EUR	750,000	1,039,280
Compagnie de Financement Foncier, 2.375%, due 01/29/09		550,000	786,697
Lafarge SA, 4.750%, due 03/23/20		700,000	881,689
Veolia Environnement, 4.875%, due 05/28/13		190,000	271,144
			3,484,774

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International corporate bonds—(concluded)
Germany—3.10%
Eurohypo AG, 3.750%, due 11/05/08	EUR	550,000	$799,715
EWE AG, 4.875%, due 10/14/19		170,000	234,956
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP	800,000	1,649,690
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	700,000	600,246
6.000%, due 05/30/13		500,000	411,134
			3,695,741
Ireland—0.69%
Allied Irish Banks PLC, 7.500%, due 02/28/11(1),(2)	EUR	550,000	821,775
Luxembourg—1.61%
Clariant Finance Luxembourg SA, 4.375%, due 04/05/13	EUR	750,000	1,028,194
Telecom Italia Finance SA, 6.575%, due 07/30/09		600,000	892,259
			1,920,453
Netherlands—0.21%
E.ON International Finance BV, 6.375%, due 05/29/12	GBP	100,000	204,734
Montell Finance Co. BV, 8.100%, due 03/15/27(3)		$65,000	49,400
			254,134
Spain—1.65%
Ayt Cedulas Cajas Global, 4.250%, due 06/14/18	EUR	600,000	819,217
Caja de Ahorros y Monte de Piedad de Madrid, 4.125%, due 03/24/36		950,000	1,156,936
			1,976,153
Sweden—0.90%
Swedish Match AB, 4.625%, due 06/28/13	EUR	750,000	1,070,845
Trinidad & Tobago—0.75%
Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22(3)		$900,000	896,400
United Kingdom—2.95%
AIB UK 1 LP, 4.781%, due 12/17/14(1),(2)	EUR	700,000	826,649
Barclays Bank PLC, 4.500%, due 03/04/19(1)		190,000	260,395
4.750%, due 03/15/20(1),(2)		500,000	578,694
5.750%, due 09/14/26	GBP	80,000	152,174

	Face amount		Value
United Kingdom—(concluded)
Lloyds TSB Bank PLC, 5.875%, due 06/20/14	GBP	400,000	$783,100
National Westminster Bank PLC, 6.000%, due 01/21/10	EUR	335,000	498,490
6.500%, due 09/07/21	GBP	110,000	224,778
Travelers Insurance Co. Institutional Funding Ltd., 5.750%, due 12/06/11		100,000	199,544
			3,523,824
Total international corporate bonds (cost $18,133,772)			18,873,250
International asset-backed security—0.15%
United Kingdom—0.15%
Whinstone Capital Management Ltd., Series 1A, Class B2, 5.530%, due 10/25/44(1),(3) (cost $186,761)	EUR	154,342	182,781
International collateralized debt obligations—2.59%
Cayman Islands—1.14%
Black Diamond CLO Ltd., Series 05-2X, Class IN, due 01/07/18(4),(6)		$100,000	82,000
Series 06-1A, Class D, 6.361%, due 04/29/19(1),(3),(4)		250,000	206,050
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19(3),(4),(6)		100,000	79,000
Cratos CLO Ltd., Series 07-1A, Class D, 7.305%, due 05/19/21(1),(3),(4)		250,000	202,500
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 7.111%, due 03/13/47(1),(3),(4)		250,000	2,500
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17(1),(3),(4)		300,000	200,370
Greywolf CLO Ltd., Series 07-1A, Class D, 6.405%, due 02/18/21(1),(3),(4)		250,000	186,725
Gulf Stream—Sextant CLO Ltd., Series 06-1A, Class D, 6.582%, due 08/21/20(1),(3),(4)		180,000	152,136
Series 07-1A, Class SUB, due 06/17/21(3),(4),(6)		100,000	83,000
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.843%, due 07/15/18(1),(3),(4)		200,000	167,200
			1,361,481

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International collateralized debt obligations—(concluded)
Ireland—0.44%
Mercator CLO PLC, Series 07-IIIA, Class B1, 6.769%, due 10/15/24(1),(3),(4)	EUR	250,000	$316,644
Valleriite CDO, Series 07-1A, Class A1EU 4.875%, due 12/20/17(1),(3),(4)		160,000	209,810
			526,454
Luxembourg—0.26%
GSC European CDO SA, Series I-RA, Class D, 6.398%, due 12/15/22(1),(3),(4)	EUR	250,000	308,273
Netherlands—0.75%
Cadogan Square CLO BV, Series 06- 2A, Class B, 4.877%, due 08/12/22(1),(3),(4)	EUR	150,000	197,596
Highlander Euro CDO, Series 06-2NA, Class D, 6.424%, due 12/14/22(1),(3),(4)		250,000	277,790
Queen Street CLO, Series 06-1A, Class C1, 5.293%, due 04/15/23(1),(3),(4)		250,000	303,777
Series 07-1A, Class F, due 08/15/24(3),(4),(6)		100,000	114,464
			893,627
Total international collateralized debt obligations (cost $4,042,534)			3,089,835
International mortgage & agency debt security—0.20%
United Kingdom—0.20%
Granite Master Issuer PLC, Series 05-4, Class C4, 5.134%, due 12/20/54(1) (cost $217,335)	EUR	180,000	239,047
Foreign government bonds—34.93%
Belgium—4.92%
Government of Belgium, 5.750%, due 03/28/08	EUR	4,000,000	5,871,698
Canada—1.06%
Government of Canada, 6.000%, due 06/01/08	CAD	1,240,000	1,266,384
France—2.12%
Government of France, 5.500%, due 04/25/29	EUR	1,555,000	2,530,687
Germany—7.88%
Bundesschatzanweisungen, 3.750%, due 12/12/08	EUR	2,000,000	2,914,129
Deutsche Bundesrepublik, 5.250%, due 01/04/08		2,000,000	2,924,412
6.250%, due 01/04/24		2,055,000	3,573,267
			9,411,808

	Face amount		Value
Japan—12.53%
Government of Japan CPI Linked Bond, 0.500%, due 12/10/14	JPY	864,000,000	$7,556,858
1.200%, due 06/10/17		446,875,000	4,032,136
Government of Japan, 1.900%, due 06/20/25		380,000,000	3,363,783
			14,952,777
Sweden—3.67%
Government of Sweden, 5.000%, due 01/28/09	SEK	28,070,000	4,378,368
United Kingdom—2.75%
UK Gilts, 4.750%, due 09/07/15	GBP	700,000	1,415,338
5.000%, due 03/07/12		500,000	1,018,242
5.000%, due 03/07/25		400,000	845,161
			3,278,741
Total foreign government bonds (cost $38,760,840)			41,690,463
Sovereign/supranational bonds—5.02%
European Investment Bank, 5.750%, due 09/15/09	AUD	880,000	753,655
6.000%, due 12/07/28	GBP	150,000	346,006
6.125%, due 05/21/10	AUD	4,000,000	3,417,950
6.250%, due 04/15/14	GBP	690,000	1,470,331
Total sovereign/supranational bonds (cost $5,682,695)			5,987,942
Total international bonds (cost $67,023,937)			70,063,318
Total bonds (cost $101,456,359)			102,393,015
Investment company—7.66%
UBS U.S. Securitized Mortgage Relationship Fund(7) (cost $9,341,560)		749,536	9,145,533
Short-term investment—2.66%
Other—2.66%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $3,179,213)		3,179,213	3,179,213
Total investments—96.11% (cost $113,977,132)			114,717,761
Cash and other assets, less liabilities—3.89%			4,646,442
Net assets—100.00%			$119,364,203

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $113,977,132;
and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,797,864
Gross unrealized depreciation	(4,057,235)
Net unrealized appreciation	$740,629

(1)  Floating rate security—The interest rates shown are the current rates as of December 31, 2007.

(2)  Perpetual bond security. The maturity date reflects the next call date.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $7,053,649 or 5.91% of net assets.

(4)  Security is illiquid. These securities amounted to $4,778,235 or 4.00% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2007.

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

IO  Interest only security—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High repayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Forward foreign currency contracts

UBS Global Bond Fund had the following forward foreign currency contracts as of December 31, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	6,665,000	USD	6,085,412	04/03/08	$267,689
Canadian Dollar	1,175,000	USD	1,224,309	04/03/08	32,930
Euro	4,835,000	USD	6,985,455	04/03/08	(88,354)
Euro	510,000	USD	748,889	04/03/08	2,738
Great Britain Pound	4,072,225	USD	8,336,627	04/03/08	250,278
Japanese Yen	71,900,000	CAD	595,169	04/03/08	(46,533)
Japanese Yen	117,559,800	CHF	1,205,000	04/03/08	7,000
Japanese Yen	176,297,485	SGD	2,275,000	04/03/08	(4,295)
Japanese Yen	58,500,000	USD	519,607	04/03/08	(9,251)
Japanese Yen	107,200,000	USD	982,045	04/03/08	12,924
Swedish Krona	15,340,000	USD	2,409,904	04/03/08	35,299
Swiss Franc	1,163,479	SEK	6,680,000	04/03/08	1,136
Swiss Franc	2,041,748	USD	1,827,506	04/03/08	14,879
United States Dollar	1,269,298	AUD	1,385,000	04/03/08	(60,364)
United States Dollar	6,425,512	CHF	7,425,000	04/03/08	166,267
United States Dollar	481,538	DKK	2,490,000	04/03/08	7,006
United States Dollar	720,917	EUR	490,000	04/03/08	(4,027)
United States Dollar	7,736,095	JPY	872,500,000	04/03/08	151,573
United States Dollar	1,839,439	JPY	200,700,000	04/03/08	(25,049)
United States Dollar	1,770,067	KRW	1,612,000,000	02/21/08	(41,817)
United States Dollar	1,001,513	SGD	1,440,000	04/03/08	4,581
United States Dollar	2,857,143	TWD	91,000,000	02/21/08	(31,051)
Net unrealized appreciation on forward foreign currency contracts					$643,559

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets		12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Ares CLO Funds, Series 06-5RA, Class D, 6.915%, due 02/24/18	02/16/06	$139,300	0.12%		$108,766	0.09%
Black Diamond CLO Ltd., Series 06-1A, Class D, 6.361%, due 04/29/19	12/22/06	250,000	0.21		206,050	0.17
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19	06/22/07	100,000	0.08		79,000	0.07
Brentwood CLO Ltd., Series 06-1A, Class C, 6.511%, due 02/01/22	12/07/06	249,100	0.21		185,250	0.16
Cadogan Square CLO BV, Series 06-2A, Class B, 4.877%, due 08/12/22	09/19/07	190,763	0.16		197,596	0.17
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 5.637%, due 05/10/21	01/26/07	200,000	0.17		168,720	0.14
Cratos CLO Ltd., Series 07-1A, Class D, 7.305%, due 05/19/21	04/30/07	250,000	0.21		202,500	0.17
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 7.111%, due 03/13/47	03/06/07	250,000	0.21		2,500	0.00	(1)
Duke Funding Ltd., Series 06-11A, Class B1E, 6.839%, due 08/08/46	09/19/06	216,107	0.18		51,463	0.04
6.839%, due 08/08/46	05/08/07	2,183	0.00	(1)	465	0.00	(1)
6.839%, due 08/08/46	09/19/07	0	0.00		235	0.00	(1)
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17	03/08/07	300,000	0.25		200,370	0.17
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 6.180%, due 12/20/18	11/28/06	245,500	0.21		205,425	0.17
Greywolf CLO Ltd., Series 07-1A, Class D, 6.405%, due 02/18/21	12/08/06	250,000	0.21		186,725	0.16
GSC European CDO SA, Series I-RA, Class D, 6.398%, due 12/15/22	12/01/06	333,413	0.28		308,273	0.26
Gulf Stream—Sextant CLO Ltd., Series 06-1A, Class D, 6.582%, due 08/21/20	07/26/06	180,000	0.15		152,136	0.13
Series 07-1A, Class SUB, due 06/17/21	05/17/07	100,000	0.08		83,000	0.07
Halcyon Loan Investors CLO Ltd., Series 06-1A, Class C, 6.399%, due 11/20/20	09/27/06	250,000	0.21		196,425	0.16

UBS Global Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Hewett's Island CDO Ltd., Series 07-6A, Class D, 7.396%, due 06/09/19	05/09/07	$247,467	0.21%	$218,952	0.18%
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 5.761%, due 11/01/13	09/28/06	250,000	0.21	229,750	0.19
Highlander Euro CDO, Series 06-2NA, Class D, 6.424%, due 12/14/22	11/28/06	329,938	0.28	277,790	0.23
Longport Funding Ltd., Series 07-1A, Class D, 11.498%, due 04/12/51	05/31/07	214,250	0.18	0	0.00
Mercator CLO PLC, Series 07-III-A, Class B1, 6.769%, due 10/15/24	09/05/07	289,400	0.24	316,644	0.27
Queen Street CLO, Series 06-1A, Class C1, 5.293%, due 04/15/23	12/21/06	323,782	0.27	303,777	0.25
Series 07-1A, Class F, due 08/15/24	05/18/07	132,413	0.11	114,464	0.10
Sagittarius CDO Ltd.,
Series 07-1A, Class C, 7.343%, due 12/10/51	02/13/07	250,000	0.21	0	0.00
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.843%, due 07/15/18	06/13/06	199,300	0.17	167,200	0.14
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.328%, due 08/05/36	05/26/06	195,000	0.16	40,000	0.03
Series 06-7A, Class A3L, 6.328%, due 02/05/37	09/15/06	319,865	0.27	132,000	0.11
Series 06-7A, Class B1L, 7.828%, due 02/05/37	09/15/06	196,000	0.16	10,000	0.01
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.391%, due 12/11/40	12/01/05	90,461	0.08	36,366	0.03
Valleriite CDO, Series 07-1A, Class A1EU, 4.875%, due 12/20/17	06/12/07	212,968	0.17	209,810	0.18
		$6,757,210	5.66%	$4,591,652	3.85%

(1)  Amount represents less than 0.005%.

See accompanying notes to financial statements.

UBS High Yield Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS High Yield Fund (the "Fund") declined 1.94% (Class A shares declined 6.41% after the deduction of the maximum sales charge), while Class Y shares declined 1.80%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 0.56% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 144; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to sector allocations. In contrast, security selection enhanced the Fund's relative performance.

Portfolio performance summary

What worked

•  Overall, security selection enhanced the Fund's relative performance. In particular, security selection in the diversified financial services sector, as well as paper-related holdings enhanced results relative to the Index during the reporting period.

•  In diversified financial services, we did not hold bonds from issuers that were the most severely impacted by the problems in the subprime mortgage market.

•  In the paper-related sector, our holdings in Abitibi and Bowater, two dominant newspaper producers, contributed to performance.

•  In a number of instances, sector allocations contributed to performance. The Fund's underweight positions in home builders/real estate and automobile/automobile parts distributors enhanced the Fund's relative results.

•  Home builders/real estate companies suffered due to the bursting of the housing bubble and subprime-related issues.

•  Automobile-related high yield securities were weak due to company-specific issues and concerns regarding the economy and consumer spending.

•  Our cautious approach to the high yield market was beneficial during investor flights to quality.

•  In general, we maintained a conservative stance by maintaining a focus on higher rated high yield bonds, because we were concerned about the economy, the financial markets and rich spread valuations. (The spread is the interest rate differential between high yield bonds and US Treasuries.) As a result, among other things, we underweighted CCC-rated credits.

This strategy was rewarded during the period, as the fallout from the subprime mortgage market triggered several flights to quality. For the six months as a whole, lower rated high yield bonds lagged their higher rated counterparts.

UBS High Yield Fund

What didn't work

•  Overall, sector allocation detracted from Fund performance.

•  While security selection in diversified financial services enhanced the Fund's relative result, our overweight in the sector overall versus the benchmark was a drag on performance.

•  Underweights to the energy and healthcare sectors detracted from relative performance. Early in the reporting period, our analysis determined that these sectors were richly valued. While we added to our exposure in these sectors during periods of weakness, overall, our underweight was detrimental to results.

•  Additionally, security selection in a number of sectors detracted from results.

•  Security selection in the banks and thrifts sector negatively impacted the Fund. In particular, Washington Mutual hurt the Fund's performance versus the Index.

•  While the Fund benefited from its underweight in home builder/real estate, security selection in the sector detracted from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS High Yield Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	-1.94%	0.56%	9.06%	N/A	5.11%
maximum sales charge	Class B(3)	-2.31	-0.18	8.27	N/A	6.88
	Class C(4)	-2.19	0.06	8.51	N/A	7.15
	Class Y(5)	-1.80	0.83	9.33	5.63%	5.73
After deducting maximum	Class A(2)	-6.41	-3.95	8.06	N/A	4.57
sales charge	Class B(3)	-7.04	-4.85	7.97	N/A	6.88
	Class C(4)	-2.90	-0.64	8.51	N/A	7.15
Merrill Lynch US High Yield Cash Pay Constrained Index(6)		-0.56	2.50	10.41	5.85	5.95

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.28% and 1.20%; Class B—2.04% and 1.95%; Class C—1.78% and 1.70%; Class Y—0.98% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS High Yield Fund Class A shares is 12/31/98. Inception date of Class B and Class C shares is 11/07/01. Inception date of Class Y shares and the index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Top ten long-term fixed income

holdings (unaudited)

As of December 31, 2007

Percentage of net assets
Residential Capital LLC, 5.646%, due 06/09/08	2.5%
Community Health Systems, Inc., 8.875%, due 07/15/15	2.1
Echostar DBS Corp., 6.625%, due 10/01/14	2.1
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2.0
US Concrete, Inc., 8.375%, due 04/01/14	1.8
Reliant Energy, Inc., 6.750%, due 12/15/14	1.7
Washington Mutual Preferred Funding, 9.750%, due 12/15/17	1.7
Unisys Corp., 8.000%, due 10/15/12	1.4
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	1.4
United Rentals North America, Inc., 7.750%, due 11/15/13	1.4
Total	18.1%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2007

Bonds US bonds US corporate bonds
Aerospace/defense	1.14%
Automotive	1.99
Banks & thrifts	1.98
Broadcasting	4.23
Building materials	3.94
Cable	1.63
Capital goods	1.15
Chemicals	1.93
Consumer products	2.40
Containers	1.59
Diversified financial services	7.97
Diversified media	1.21
Energy	4.92
Food & drug retailers	1.36
Food/beverage/tobacco	1.77
Gaming	5.33
Health care providers & services	0.21
Healthcare	3.58
Media	0.00
Metals/mining	1.62
Non-food & drug retailers	0.92
Paper	3.13
Printing & publishing	6.09
Railroads	0.60
Restaurants	1.01
Services	3.09
Software	0.00
Steel	2.33
Technology	5.40
Telecommunications	6.00
Transportation ex air/rail	0.60
Utilities	6.44
Total US corporate bonds	85.56
Total US bonds	85.56
International bonds International corporate bonds
Automotive	0.19%
Capital goods	0.77
Chemicals	0.83
Containers	1.04
Diversified media	0.67
Energy	0.26
Gaming	0.12
Paper	3.31
Printing & publishing	0.88
Technology	0.23
Telecommunications	0.92
Total international bonds	9.22
Total bonds	94.78
Equities	0.04
Warrants	0.00
Short-term investment	3.83
Total investments	98.65
Cash and other assets, less liabilities	1.35
Net assets	100.00%

UBS High Yield Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—94.78%
US bonds—85.56%
US corporate bonds—85.56%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,100,000	$946,000
Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	1,150,000	1,095,375
Activant Solutions, Inc., 9.500%, due 05/01/16	200,000	173,000
AES Corp., 8.000%, due 10/15/17(2)	1,400,000	1,431,500
8.875%, due 02/15/11	500,000	521,250
Affinion Group, Inc., 10.125%, due 10/15/13	650,000	657,313
Ahern Rentals, Inc., 9.250%, due 08/15/13	875,000	737,188
AK Steel Corp., 7.750%, due 06/15/12	1,600,000	1,608,000
American Rock Salt Co. LLC, 9.500%, due 03/15/14	900,000	918,000
AmeriQual Group LLC, 9.500%, due 04/01/12(2)	1,000,000	700,000
ARAMARK Corp., 8.411%, due 02/01/15(3)	500,000	487,500
ArvinMeritor, Inc., 8.125%, due 09/15/15	500,000	432,500
Ashtead Capital, Inc., 9.000%, due 08/15/16(2)	250,000	221,250
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	900,000	891,000
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	400,000	396,000
Bausch & Lomb Inc., 9.875%, due 11/01/15(2)	125,000	126,875
Boise Cascade LLC, 7.125%, due 10/15/14	620,000	599,850
Brookstone Co., Inc., 12.000%, due 10/15/12	275,000	256,438
Buckeye Technologies, Inc., 8.000%, due 10/15/10	910,000	900,900
Cadmus Communications Corp., 8.375%, due 06/15/14	1,200,000	1,071,000
Caesars Entertainment, Inc., 8.125%, due 05/15/11	550,000	511,500
Carriage Services, Inc., 7.875%, due 01/15/15	465,000	458,025
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,050,000	1,013,250
Century Aluminum Co., 7.500%, due 08/15/14	725,000	714,125
Cenveo Corp., 7.875%, due 12/01/13	700,000	623,875
Chesapeake Energy Corp., 6.625%, due 01/15/16	600,000	586,500

	Face amount	Value
US corporate bonds—(continued)
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	$550,000	$536,250
Cincinnati Bell, Inc., 8.375%, due 01/15/14	1,000,000	975,000
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp., 10.125%, due 03/01/12	500,000	516,250
Citizens Communications Co., 9.000%, due 08/15/31	1,525,000	1,521,187
CMP Susquehanna Corp., 9.875%, due 05/15/14	625,000	468,750
Coleman Cable, Inc., 9.875%, due 10/01/12	450,000	421,875
Community Health Systems, Inc., 8.875%, due 07/15/15	2,600,000	2,648,750
Comstock Resources, Inc., 6.875%, due 03/01/12	500,000	471,250
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	1,950,000	1,762,153
CPG International I, Inc., 11.468%, due 07/01/12(3)	800,000	768,000
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	500,000	498,750
Series B, 8.125%, due 08/15/09	375,000	381,563
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	650,000	646,750
Dayton Superior Corp., 13.000%, due 06/15/09	550,000	512,875
Deluxe Corp., 5.000%, due 12/15/12	1,625,000	1,434,062
7.375%, due 06/01/15	150,000	149,250
Dole Food Co., Inc., 8.875%, due 03/15/11	1,025,000	948,125
Dycom Industries, Inc., 8.125%, due 10/15/15	350,000	346,500
Dynegy Holdings, Inc., 8.375%, due 05/01/16	775,000	757,562
Echostar DBS Corp., 6.625%, due 10/01/14	2,650,000	2,636,750
Esterline Technologies Corp., 6.625%, due 03/01/17	900,000	891,000
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,700,000	2,541,364
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	800,000	858,000
Freescale Semiconductor, Inc., 8.875%, due 12/15/14	1,075,000	959,437
10.125%, due 12/15/16	350,000	288,750
General Motors Corp., 7.200%, due 01/15/11	1,600,000	1,472,000
Glatfelter, 7.125%, due 05/01/16	25,000	24,625

UBS High Yield Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
GMAC LLC, 7.250%, due 03/02/11	$1,475,000	$1,292,895
8.000%, due 11/01/31	500,000	419,438
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	750,000	757,500
Harland Clarke Holdings Corp., 9.500%, due 05/15/15	1,025,000	886,625
9.619%, due 05/15/15(3)	1,500,000	1,256,250
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.500%, due 04/01/15(2)	550,000	550,000
HCA, Inc., 9.125%, due 11/15/14	250,000	260,000
9.250%, due 11/15/16	250,000	262,500
Helix Energy Solutions Group Inc., 9.500%, due 01/15/16(2)	625,000	635,938
Hercules, Inc., 6.500%, due 06/30/29	375,000	307,500
Inergy LP/ Inergy Finance Corp., 8.250%, due 03/01/16	875,000	905,625
Ingles Markets, Inc., 8.875%, due 12/01/11	1,175,000	1,192,625
Interface, Inc., 10.375%, due 02/01/10	900,000	942,750
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,100,000	1,023,000
Jefferson Smurfit Corp., 8.250%, due 10/01/12	500,000	492,500
Kansas City Southern Railway, 7.500%, due 06/15/09	750,000	750,937
Key Energy Services, Inc., 8.375%, due 12/01/14(2)	240,000	245,400
Landry's Restaurants, Inc., 9.500%, due 12/15/14	900,000	891,000
Lehman Brothers Holdings, Inc., 6.500%, due 07/19/17	850,000	860,078
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,775,000	1,670,719
Mediacom LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	1,265,000	1,174,869
Mirant Americas Generation LLC, 8.300%, due 05/01/11	250,000	250,625
9.125%, due 05/01/31	500,000	467,500
Mirant North America LLC, 7.375%, due 12/31/13	1,150,000	1,152,875
Momentive Performance Materials, Inc., 9.750%, due 12/01/14(2)	1,775,000	1,633,000
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	425,000	399,500
Series B, 9.750%, due 04/01/10	750,000	750,000

	Face amount	Value
US corporate bonds—(continued)
Neenah Foundary Co., 9.500%, due 01/01/17	$500,000	$402,500
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14	675,000	628,594
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., 0.000%, due 04/01/13(1)	500,000	495,625
NGPL PipeCo. LLC, 7.119%, due 12/15/17(2)	300,000	307,604
NRG Energy, Inc., 7.375%, due 02/01/16	400,000	390,000
7.375%, due 01/15/17	650,000	633,750
Owens-Illinois, Inc., 7.500%, due 05/15/10	700,000	708,750
Pantry, Inc., 7.750%, due 02/15/14	975,000	897,000
Pathmark Stores, Inc., 8.750%, due 02/01/12	500,000	514,585
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	700,000	752,500
Prestige Brands, Inc., 9.250%, due 04/15/12	750,000	748,125
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	750,000	748,125
Qwest Communications International, Inc., 7.250%, due 02/15/11	1,050,000	1,050,000
Qwest Corp., 8.875%, due 03/15/12	350,000	374,500
R.H. Donnelley Corp., Series A-3, 8.875%, due 01/15/16	1,000,000	935,000
Realogy Corp., 10.500%, due 04/15/14(2)	400,000	299,000
12.375%, due 04/15/15(2)	250,000	157,500
Reliant Energy, Inc., 6.750%, due 12/15/14	2,165,000	2,170,412
Residential Capital LLC, 5.646%, due 06/09/08(3)	3,690,000	3,154,950
Restaurant Co., 10.000%, due 10/01/13	525,000	376,688
Reynolds American, Inc., 7.250%, due 06/01/13	550,000	581,754
Riddell Bell Holdings, Inc., 8.375%, due 10/01/12	750,000	675,000
River Rock Entertainment Authority, 9.750%, due 11/01/11	650,000	679,250
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	738,750
Sanmina-SCI Corp., 7.741%, due 06/15/14(2),(3)	975,000	939,656
8.125%, due 03/01/16	750,000	664,688
Sheridan Group, Inc., 10.250%, due 08/15/11	975,000	975,000

UBS High Yield Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(concluded)
US bonds—(concluded)
US corporate bonds—(concluded)
Sinclair Television Group, Inc., 8.000%, due 03/15/12	$492,000	$501,225
Smurfit-Stone Container Enterprises, Inc., 8.000%, due 03/15/17	810,000	782,662
SPX Corp., 7.625%, due 12/15/14(2)	500,000	510,000
Stanadyne Corp., Series 1, 10.000%, due 08/15/14	625,000	603,125
Terra Capital, Inc., Series B, 7.000%, due 02/01/17	500,000	488,750
Texas Competitive Electric Holdings Co. LLC, 10.250%, due 11/01/15(2)	1,375,000	1,361,250
Tropicana Entertainment LLC, 9.625%, due 12/15/14	300,000	190,500
Tube City IMS Corp., 9.750%, due 02/01/15	525,000	472,500
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	600,000	613,500
Unisys Corp., 8.000%, due 10/15/12	2,025,000	1,771,875
United Rentals North America, Inc., 6.500%, due 02/15/12	1,295,000	1,175,212
7.750%, due 11/15/13	2,025,000	1,761,750
Universal Hospital Services, Inc., 8.288%, due 06/01/15(2),(3)	130,000	130,000
8.500%, due 06/01/15(2),(4)	130,000	131,300
Univision Communications, Inc., 7.850%, due 07/15/11	295,000	293,894
9.750%, due 03/15/15(2),(4)	1,900,000	1,731,375
US Concrete, Inc., 8.375%, due 04/01/14	2,650,000	2,318,750
Verso Paper Holdings LLC and Verso Paper, Inc., Series B, 9.125%, due 08/01/14	300,000	303,000
Vertis, Inc., Series B, 10.875%, due 06/15/09	550,000	334,813
Washington Mutual Bank, 5.130%, due 08/25/08(3)	350,000	332,601
Washington Mutual Preferred Funding, 9.750%, due 12/15/17(2),(3),(5)	2,700,000	2,160,000
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,150,000	1,132,750
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	500,000	545,000
Windstream Corp., 8.625%, due 08/01/16	425,000	446,250
Xerox Capital Trust I, 8.000%, due 02/01/27	1,650,000	1,647,914
Total US bonds (cost $113,126,932)		107,685,993

	Face amount	Value
International bonds—9.22%
International corporate bonds—9.22%
Bermuda—1.18%
Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	$1,150,000	$1,155,750
Petroplus Finance Ltd., 6.750%, due 05/01/14(2)	175,000	162,969
7.000%, due 05/01/17(2)	175,000	160,125
		1,478,844
Canada—6.02%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	1,525,000	1,496,406
8.550%, due 08/01/10	800,000	700,000
Ainsworth Lumber Co., Ltd., 7.250%, due 10/01/12	285,000	171,713
Bowater Canada Finance Corp., 7.950%, due 11/15/11	1,300,000	1,049,750
Great Canadian Gaming Corp., 7.250%, due 02/15/15(2)	150,000	148,500
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	745,000
Quebecor World Capital Corp., 4.875%, due 11/15/08	1,225,000	1,104,031
8.750%, due 03/15/16(2)	1,150,000	846,687
Stone Container Finance, 7.375%, due 07/15/14	1,400,000	1,319,500
		7,581,587
Netherlands—1.59%
Clondalkin Acquisition BV, 6.991%, due 12/15/13(2),(3)	780,000	737,100
Ford Capital BV, 9.500%, due 06/01/10	250,000	235,625
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	675,000	513,000
NXP BV / NXP Funding LLC, 7.875%, due 10/15/14	300,000	285,000
Sensata Technologies BV 8.000%, due 05/01/14	250,000	235,000
		2,005,725
United Kingdom—0.43%
Ineos Group Holdings PLC, 8.500%, due 02/15/16(2)	600,000	534,000
Total international bonds (cost $12,894,522)		11,600,156
Total bonds (cost $126,021,454)		119,286,149

UBS High Yield Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Shares	Value
Equities—0.04%
US equities—0.04%
Aerospace & defense—0.00%
Sabreliner Corp.*(6),(7)	8,400	$0
Hotels, restaurants & leisure—0.00%
American Restaurant Group, Inc.*(6),(7)	972	0
Media—0.04%
Knology, Inc.*	3,926	50,174
Total US equities (cost $153,000)		50,174
	Number of warrants
Warrants—0.00%
Dayton Superior Corp., strike @ $0.01, expires 6/15/09*(2),(6),(7)	225	0
Pathnet, Inc., strike @ $0.01, expires 04/15/08*(6),(7)	6,275	0
Pliant Corp., strike @ $0.01, expires 06/01/10*(2),(6),(7)	1	0
Total warrants (cost $0)		0

	Shares	Value
Short-term investment—3.83%
Other—3.83%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(8),(9) (cost $4,822,831)	4,822,831	$4,822,831
Total investments—98.65% (cost $130,997,285)		124,159,154
Cash and other assets, less liabilities—1.35%		1,701,367
Net assets—100.00%		$125,860,521

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $130,997,285;
and net unrealized depreciation consisted of:

Gross unrealized appreciation	$801,750
Gross unrealized depreciation	(7,639,881)
Net unrealized depreciation	$(6,838,131)

*  Non-income producing security.

(1)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $19,956,029 or 15.86% of net assets.

(3)  Floating rate security—The interest rate shown is the current rate as of December 31, 2007.

(4)  PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(5)  Perpetual bond security. The maturity date reflects the next call date.

(6)  Security is illiquid. At December 31, 2007, the value of these securities amounted to $0 or 0.00% of net assets.

(7)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2007, the value of these securities amounted to $0 or 0.00% of net assets.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at December 31, 2007.

GMAC  General Motors Acceptance Corp.

UBS High Yield Fund—Portfolio of investments

December 31, 2007 (unaudited)

Restricted securities

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 6/15/09	08/07/00	$0	0.00%	$0	0.00%
Pliant Corp., strike @ $0.01, expires 06/01/10	10/20/00	0	0.00	0	0.00
		$0	0.00%	$0	0.00%

See accompanying notes to financial statements.

UBS U.S. Bond Fund

Portfolio performance

For the six months ended December 31, 2007, Class A shares of UBS U.S. Bond Fund (the "Fund") returned 0.39% (Class A shares declined 4.11% after the deduction of the maximum sales charge), while Class Y shares returned 0.43%. The Fund's benchmark, the Lehman Brothers US Aggregate Bond Index (the "Index"), returned 5.93% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 154; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to security selection and sector allocations, in particular among mortgage-related securities.

Portfolio performance summary

What worked

•  The Fund's allocation to the investment grade corporate bond sector was a modest contributor over the period. When spreads—the difference between the yields paid on US Treasury bonds and higher risk securities—widened, we added to our positions in the financial and banking sectors. However, the prices of banks and financial services firms' debt remained quite volatile throughout the reporting period, which limited results in this area.

What didn't work

•  Security selection detracted from relative performance—particularly among the Fund's positions in asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). This extended not only to the positions we entered the reporting period with, but also to those we added during the period.

•  Within the ABS sector, housing-related securities were the largest hindrance to performance during the period.

•  Despite volatile market conditions throughout 2007, we continued to find value in the securitized sectors. In particular, we increased our exposure to CMBS, where we added exposure to AAA-rated and AA-rated securities. We also sought to increase our overweight position to the ABS sector, focusing our attention on purchasing high-quality (predominantly AAA-rated) residential mortgage-backed securities (RMBS) priced at what we viewed to be a discount to their fundamentals. In the face of ongoing market volatility, these additions further detracted from performance.

•  Among mortgage-backed securities, we held mostly high-quality, non-agency mortgages. During the period, non-agency mortgages began to underperform agency mortgages. While our allocation to non-agency mortgages negatively impacted performance during the reporting period, we believe that these securities have stronger potential over the longer term.

UBS U.S. Bond Fund

•  Despite some positives, overall sector allocation hindered performance. Our positions in investment grade corporate bonds and cash equivalents had a slightly positive effect on Fund performance. However, this was more than offset by our overweight positions in ABS and CMBS, which detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2007. The views and opinions in the letter were current as of February 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Bond Fund

Average annual total return (unaudited)

		6 months ended 12/31/07	1 year ended 12/31/07	5 years ended 12/31/07	10 years ended 12/31/07	Inception(1) to 12/31/07
Before deducting	Class A(2)	0.39%	1.51%	3.00%	4.89%	5.28%
maximum sales charge	Class B(3)	0.01	0.75	2.24	N/A	2.75
	Class C(4)	0.05	0.92	2.48	N/A	2.97
	Class Y(5)	0.43	1.68	3.25	5.15	5.69
After deducting maximum	Class A(2)	-4.11	-3.02	2.06	4.41	4.82
sales charge	Class B(3)	-4.85	-4.09	1.89	N/A	2.75
	Class C(4)	-0.68	0.20	2.48	N/A	2.97
Lehman Brothers US Aggregate Bond Index(6)		5.93	6.97	4.42	5.97	6.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2007 prospectuses were as follows: Class A—1.10% and 0.88%; Class B—1.87% and 1.63%; Class C—1.58% and 1.38%; Class Y—0.79% and 0.63%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Bond Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/06/01 and 11/08/01, respectively. Inception date of Class Y shares and the index is 08/31/95.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Top ten long-term fixed income

holdings (unaudited)(1)

As of December 31, 2007

Percentage of net assets
US Treasury Bonds, 6.250%, due 08/15/23	4.6%
US Treasury Notes, 4.875%, due 06/30/12	3.5
US Treasury Bonds, 4.750%, due 02/15/37	2.7
US Treasury Notes, 4.250%, due 11/15/13	2.6
Federal National Mortgage Association, 6.000%, due 08/22/16	1.6
Federal National Mortgage Association, 5.500%, due 03/15/11	1.5
US Treasury Notes, 4.625%, due 11/15/16	1.5
US Treasury Inflation Indexed Bonds, 2.375%, due 01/15/27	1.3
US Treasury Bonds, 8.125%, due 08/15/19	1.2
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1.2
Total	21.7%

(1)  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS U.S. Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of December 31, 2007

Bonds US bonds US corporate bonds
Capital markets	0.65%
Chemicals	0.12
Commercial banks	0.58
Consumer finance	1.79
Diversified financial services	1.55
Diversified telecommunication services	0.11
Electric utilities	0.11
Insurance	0.08
IT services	0.09
Media	0.23
Multi-utilities	0.06
Personal products	0.08
Real estate investment trusts (REITs)	0.05
Road & rail	0.23
Thrift & mortgage finance	0.28
Wireless telecommunication services	0.09
Total US corporate bonds	6.10
Asset-backed securities	2.86
Collateralized debt obligation	0.15
Commercial mortgage-backed securities	8.34
Mortgage & agency debt securities	21.79
US government obligations	17.90
Total US bonds	57.14
International bonds International corporate bonds
Commercial banks	0.11
Diversified telecommunication services	0.06
Total international corporate bonds	0.17
Total bonds	57.31
Investment companies
UBS Corporate Bond Relationship Fund	1.70%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.13
UBS Opportunistic High Yield Relationship Fund	6.56
UBS U.S. Securitized Mortgage Relationship Fund	29.60
Total investment companies	39.99
Short-term investments	1.57
Options purchased	0.20
Investment of cash collateral from securities loaned	3.82
Total investments	102.89
Liabilities, in excess of cash and other assets	(2.89)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—57.31%
US bonds—57.14%
US corporate bonds—6.10%
AvalonBay Communities, Inc., 7.500%, due 08/01/09	$95,000	$98,768
Avon Products, Inc., 7.150%, due 11/15/09	150,000	158,361
Bank of America Corp., 5.420%, due 03/15/17	400,000	386,520
BellSouth Corp., 6.550%, due 06/15/34	125,000	129,288
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	200,000	216,720
Capital One Financial Corp., 5.500%, due 06/01/15	170,000	156,803
Citigroup, Inc., 5.625%, due 08/27/12	975,000	987,656
Comcast Cable Communications LLC, 6.750%, due 01/30/11	425,000	444,331
Computer Sciences Corp., 3.500%, due 04/15/08	165,000	164,007
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	130,000	121,492
Erac USA Finance Co., 8.000%, due 01/15/11(1)	200,000	213,993
First Union National Bank, 7.800%, due 08/18/10	345,000	371,813
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	2,325,000	2,206,878
General Electric Capital Corp., 6.000%, due 06/15/12	1,145,000	1,200,347
GMAC LLC, 6.875%, due 09/15/11	510,000	436,302
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	500,000	530,302
HSBC Bank USA N.A., 5.625%, due 08/15/35	265,000	234,174
HSBC Finance Corp., 6.750%, due 05/15/11	295,000	306,023
ICI Wilmington, Inc., 4.375%, due 12/01/08	220,000	219,697
International Lease Finance Corp., 3.500%, due 04/01/09	300,000	294,869
JPMorgan Chase & Co., 6.750%, due 02/01/11	225,000	236,248
MBNA Corp., 7.500%, due 03/15/12	125,000	136,340
MetLife, Inc., 5.000%, due 11/24/13	145,000	144,897
Morgan Stanley, 6.750%, due 04/15/11	680,000	712,737
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	130,000	168,478
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	200,000	204,738

	Face amount	Value
US corporate bonds—(concluded)
Residential Capital LLC, 5.646%, due 06/09/08(2)	$620,000	$530,100
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	70,000	76,849
Wells Fargo Bank N.A., 6.450%, due 02/01/11	480,000	507,817
Total US corporate bonds (cost $11,746,718)		11,596,548
Asset-backed securities—2.86%
Conseco Finance, Series 01-D, Class M2, 6.778%, due 11/15/32(2)	465,340	196,651
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.205%, due 06/25/33(1),(2)	84,433	78,794
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.085%, due 01/25/37(1),(2)	407,644	264,968
First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FFB, Class A2, 4.995%, due 12/25/26(2)	763,496	383,144
Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, 5.178%, due 05/15/10(2)	650,000	649,556
Green Tree Financial Corp., Series 94-5, Class A5, 8.300%, due 11/15/19	75,863	79,642
GSAMP Trust, Series 06-S3, Class A2, 5.769%, due 05/25/36(3),(4)	1,450,000	145,000
Series 06-S3, Class A1, 6.085%, due 05/25/36(4)	803,683	281,289
Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, 4.995%, due 06/25/36(2)	195,068	102,393
Home Equity Mortgage Trust, Series 06-6, Class 2A1, 4.965%, due 03/25/37(2)	223,768	95,687
Series 06-5, Class A1, 5.500%, due 01/25/37(4)	403,270	261,237
Series 06-3, Class A1, 5.594%, due 09/25/36(2)	373,539	267,163
Series 06-4, Class A1, 5.671%, due 11/25/36(4)	158,306	108,509
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 4.955%, due 05/25/36(2)	1,679,198	663,175
Series 06-A, Class A2, 5.548%, due 05/25/36(4)	200,000	50,415

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(concluded)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-A, Class A1, 5.965%, due 10/25/27(2)	$315,046	$280,145
Merrill Lynch Mortgage Investors, Inc., Series 06-SL1, Class A, 5.045%, due 09/25/36(2)	104,535	82,516
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class A1, 4.995%, due 08/25/36(2)	212,471	129,659
Nomura Asset Acceptance Corp., Series 06-S4, Class A1, 5.035%, due 08/25/36(2)	306,543	199,253
SACO I, Trust, Series 06-5, Class 2A1, 5.015%, due 05/25/36(2)	296,483	135,079
Series 06-3, Class A1, 5.045%, due 04/25/36(2)	178,658	117,063
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(1)	165,727	151,693
Series 05-S7, Class A2, 5.165%, due 12/25/35(1),(2)	500,000	483,397
Series 06-WF2, Class M7, 5.765%, due 07/25/36(2)	475,000	237,500
Total asset-backed securities (cost $9,836,152)		5,443,928
Collateralized debt obligation—0.15%
Abacus Ltd., Series 06-10A, Class H, 6.355%, due 10/30/45(1),(2),(3) (cost $400,000)	400,000	294,000
Commercial mortgage-backed securities—8.34%
Banc of America Commercial Mortgage, Inc., Series 06-5, Class B, 5.463%, due 09/10/47	375,000	344,017
Series 06-4, Class C, 5.754%, due 07/10/46(2)	375,000	350,798
Series 06-3, Class A4, 5.889%, due 07/10/44(2)	950,000	987,064
Series 02-PB2, Class C, 6.349%, due 06/11/35	745,000	789,140
Bear Stearns Commercial Mortgage Securities Trust, Series 07-PW17, Class C, 5.941%, due 06/11/50(2)	425,000	391,510
Series 06-PW14, Class B, 5.333%, due 12/11/38(1)	400,000	362,764

	Face amount	Value
Commercial mortgage-backed securities—(continued)
Series 07-T28, Class A4, 5.742%, due 09/11/42(2)	$950,000	$973,184
Series 00-WF2, Class A2, 7.320%, due 10/15/32(2)	200,000	211,267
Credit Suisse Mortgage Capital Certificates, Series 07-C5, Class B, 6.134%, due 09/15/40(2)	1,000,000	939,950
Series 06-C2, Class A3, 5.658%, due 03/15/39(2)	975,000	1,001,568
Series 07-C4, Class C, 5.811%, due 09/15/39(1),(2)	300,000	274,907
Series 06-C3, Class B, 5.827%, due 06/15/38(2)	300,000	284,417
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4, 5.700%, due 12/10/49(2)	1,375,000	1,413,890
Series 06-C4, Class A3, 5.723%, due 03/15/49(2)	1,175,000	1,213,153
GS Mortgage Securities Corp. II, Series 06-CC1, Class A, 5.457%, due 03/21/46(1),(2)	499,088	432,095
Series 07-GG10, Class C, 5.799%, due 08/10/45(2)	300,000	273,193
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(1)	100,024	102,108
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP8, Class B, 5.520%, due 05/15/45(2)	300,000	272,794
Series 07-LD12, Class C, 6.063%, due 02/15/51(2)	300,000	278,279
Mach One Trust Commercial Mortgage-Backed Securities, Series 04-1A, Class A1, 3.890%, due 05/28/40(1),(3)	67,107	65,093
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(2)	1,475,000	1,470,778
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 06-3, Class B, 5.525%, due 07/12/46(2)	300,000	271,442
Series 07-9, Class A4, 5.700%, due 09/12/49	950,000	950,111
Series 07-8, Class C, 5.957%, due 08/12/49(2)	300,000	268,887
Morgan Stanley Capital I, Series 07-IQ13, Class B, 5.517%, due 03/15/44(1),(2)	400,000	355,920
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	115,000	121,057

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Commercial mortgage-backed securities—(concluded)
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(2)	$1,240,300	$1,289,877
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(1)	168,041	168,274
Total commercial mortgage-backed securities (cost $15,917,196)		15,857,537
Mortgage & agency debt securities—21.79%
American Home Mortgage Investment Trust, Series 06-3, Class 4A, 5.055%, due 11/25/35(2)	356,486	263,670
Banc of America Funding Corp., Series 07-C, Class XB1, 5.729%, due 05/20/36(2)	224,760	211,541
Countrywide Alternative Loan Trust, Series 04-J8, Class 2A1, 7.000%, due 08/25/34	169,548	171,476
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-HYB1, Class 1A1, 5.357%, due 03/20/36(2)	894,483	883,350
Credit Suisse Mortgage Capital Certificates, Series 06-2, Class 3A1, 6.500%, due 03/25/36	1,073,781	1,057,392
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	849,342	826,758
Series 03-8, Class 5A1, 6.500%, due 04/25/33	98,637	98,907
Series 05-11, Class 1A1, 6.500%, due 12/25/35	846,840	864,571
Series 05-12, Class 1A1, 6.500%, due 01/25/36	1,060,973	1,054,343
Series 02-10, Class 2A1, 7.500%, due 05/25/32	87,929	88,157
Federal Home Loan Bank, 4.625%, due 11/19/10	1,920,000	1,929,130
Federal Home Loan Mortgage Corp., 4.750%, due 03/05/12	1,355,000	1,398,840
5.250%, due 10/10/12	780,000	787,716
5.300%, due 02/27/09	760,000	761,582
5.600%, due 10/17/13	1,265,000	1,276,565
5.750%, due 06/27/16	815,000	880,058

	Face amount	Value
Mortgage & agency debt securities—(continued)
Federal Home Loan Mortgage Corp. Gold Pools, 5.500%, due 01/01/18, # E93969	$341,467	$346,281
5.500%, due 04/01/18, # E01345	293,940	298,000
6.000%, due 12/01/17, # G11429	236,941	242,498
6.000%, due 01/01/32, # C63008	868,579	885,490
6.500%, due 06/01/29, # G01038	45,451	47,101
6.500%, due 11/01/29, # G01717	297,500	308,897
6.500%, due 03/01/32, # C64678	48,787	50,452
7.000%, due 07/01/32, # G01449	657,467	690,926
Federal Home Loan Mortgage Corp. REMICs, Series 2297, Class NB, 6.000%, due 03/15/16	309,374	318,974
Series 1595, Class D, 7.000%, due 10/15/13	103,036	105,722
Federal National Mortgage Association, 5.000%, due 10/15/10	775,000	780,392
5.250%, due 08/01/12	1,000,000	1,039,489
5.500%, due 03/15/11	2,770,000	2,920,115
5.500%, due 01/23/12	1,275,000	1,275,490
6.000%, due 08/22/16	2,935,000	2,961,723
6.070%, due 05/12/16	800,000	803,254
Federal National Mortgage Association Grantor Trust, Series 00-T6, Class A1, 7.500%, due 06/25/30	349,769	371,679
Federal National Mortgage Association Pools, 5.500%, due 12/01/17, # 735661	870,689	883,853
5.500%, due 01/01/24, # 255047	1,050,425	1,057,018
5.500%, due 02/01/24, # 357501	972,935	978,279
5.500%, due 09/01/24, # 576764	269,005	271,677
5.500%, due 03/01/33, # 688066	463,455	464,281
5.500%, due 03/01/33, # 688314	544,351	544,754
5.500%, due 11/01/34, # 802481	840,934	840,980
6.000%, due 06/01/16, # 545015	687,161	704,295
6.000%, due 03/01/28, # 408267	53,615	54,830
6.000%, due 05/01/29, # 323715	56,535	57,817
6.000%, due 07/01/29, # 522564	199,320	203,977
6.000%, due 01/01/33, # 676733	401,449	408,992
6.000%, due 06/01/33, # 708631	65,013	66,150
7.000%, due 03/01/31, # 253824	13,695	14,438
7.000%, due 11/01/31, # 619809	84,074	88,603
Federal National Mortgage Association Whole Loan, Series 04-W12, Class 1A3, 7.000%, due 07/25/44	405,945	432,345
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	419,665	444,920
Series 95-W3, Class A, 9.000%, due 04/25/25	3,649	4,077

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face amount	Value
Bonds—(concluded)
US bonds—(concluded)
Mortgage & agency debt securities—(concluded)
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.302%, due 09/25/34(2)	$439,872	$437,922
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.135%, due 02/25/35(2)	54,231	51,367
Government National Mortgage Association Pools, 6.000%, due 12/20/28, # 2687	64,240	65,787
6.000%, due 05/20/29, # 2753	293,955	300,931
6.000%, due 08/20/29, # 2794	212,972	218,026
6.125%, due 10/20/29, # 80329(2)	84,909	86,012
7.000%, due 07/15/25, # 780204	5,528	5,872
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	637,799	660,018
IndyMac Index Mortgage Loan Trust, Series 05-AR3, Class B1, 5.460%, due 04/25/35(2)	1,246,270	1,225,697
Morgan Stanley Mortgage Loan Trust, Series 06-1AR, Class 2A, 5.636%, due 02/25/36(2)	1,103,289	1,103,242
Series 04-4, Class 2A, 6.392%, due 09/25/34(2)	438,288	448,287
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.400%, due 12/25/34(2)	956,233	945,261
Structured Asset Securities Corp., Series 06-S4, Class A, 5.035%, due 01/25/37(2)	101,396	62,048
Series 04-20, Class 4A1, 6.000%, due 11/25/34	397,333	393,495
WaMu Mortgage Pass-Through Certificates, Series 07-HY7, Class 2A2, 5.880%, due 07/25/37(2)	1,892,220	1,888,250
Total mortgage & agency debt securities (cost $41,397,645)		41,414,040
US government obligations—17.90%
US Treasury Bonds, 4.750%, due 02/15/37(5)	4,930,000	5,159,551
6.250%, due 08/15/23(5)	7,290,000	8,728,069
8.125%, due 08/15/19(5)	1,645,000	2,217,409
US Treasury Inflation Indexed Bonds (TIPS), 2.375%, due 01/15/27	2,371,272	2,507,620

	Face amount	Value
US government obligations—(concluded)
US Treasury Notes, 3.625%, due 10/31/09	$1,005,000	$1,014,893
4.250%, due 11/15/13	4,745,000	4,919,602
4.625%, due 11/15/16(5)	2,740,000	2,869,509
4.875%, due 06/30/12(5)	6,220,000	6,597,087
Total US government obligations (cost $33,702,631)		34,013,740
Total US bonds (cost $113,000,342)		108,619,793
International bonds—0.17%
International corporate bonds—0.17%
Luxembourg—0.06%
Telecom Italia Capital SA, 5.250%, due 11/15/13	$120,000	118,600
United Kingdom—0.11%
Abbey National PLC, 7.950%, due 10/26/29	$105,000	124,507
Royal Bank of Scotland Group PLC, 9.118%, due 3/31/10(6)	70,000	74,833
		199,340
Total international corporate bonds (cost $330,177)		317,940
Total bonds (cost $113,330,519)		108,937,733
	Shares
Investment companies—39.99%
UBS Corporate Bond Relationship Fund(7)	266,105	3,231,177
UBS Opportunistic Emerging Markets Debt Relationship Fund(7)	337,846	4,045,301
UBS Opportunistic High Yield Relationship Fund(7)	957,291	12,480,780
UBS U.S. Securitized Mortgage Relationship Fund(7)	4,610,533	56,255,875
Total investment companies (cost $76,877,051)		76,013,133
Short-term investments—1.57%
Other—1.44%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $2,742,857)	2,742,857	2,742,857

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

	Face Amount	Value
US government obligations—0.13%
US Treasury Bills, 3.15%, due 06/19/08(9),(10) (cost $236,486)	$240,000	$236,318
Total short-term investments (cost $2,979,343)		2,979,175
	Number of contracts
Options purchased—0.20%
Call options—0.13%
3 Month Euro Euribor Interest Rate Futures, strike @ EUR 96.75, expires September 2009*(10)	209	68,753
90 Day Euro-Dollar Futures, strike @ USD 96.25, expires June 2008*(10)	240	166,500
		235,253

	Number of contracts	Value
Put options—0.07%
90 Day Euro-Dollar Futures, strike @ USD 94.625, expires March 2008*(10)	618	$0
10 Year US Treasury Notes Futures, strike @ USD 111.00, expires February 2008*(10)	285	129,140
		129,140
Total options purchased (cost $623,853)		364,393
	Shares
Investment of cash collateral from securities loaned—3.82%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 4.76%(7),(8) (cost $7,270,044)	7,270,044	7,270,044
Total investments—102.89% (cost $201,080,810)		195,564,478
Liabilities, in excess of cash and other assets—(2.89)%		(5,486,897)
Net assets—100.00%		$190,077,581

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $201,080,810;
and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,084,082
Gross unrealized depreciation	(7,600,414)
Net unrealized depreciation	$(5,516,332)

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $3,248,006 or 1.71% of net assets.

(2)  Floating rate security—The interest rate shown is the current rate as of December 31, 2007.

(3)  Security is illiquid. At December 31, 2007, the value of these securities amounted to $504,093 or 0.27% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(5)  Security, or portion thereof, was on loan at December 31, 2007.

(6)  Perpetual bond security. The maturity date reflects the next call date.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at December 31, 2007.

(9)  The rate shown is the effective yield at the date of purchase.

(10)  Security, or portion thereof, was delivered to cover margin requirements for futures contracts.

CS  Credit Suisse

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

REMIC  Real Estate Mortgage Investment Conduit

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not

UBS U.S. Bond Fund—Portfolio of investments

December 31, 2007 (unaudited)

drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/07 Market value	12/31/07 Market value as a percentage of net assets
Abacus Ltd., Series 06-10A, Class H, 6.355%, due 10/30/45	02/23/06	$400,000	0.21%	$294,000	0.15%

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of December 31, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 125 contracts (USD)	March 2008	$14,054,571	$14,173,828	$119,257
US Treasury futures sell contracts:
2 Year US Treasury Notes, 271 contracts (USD)	March 2008	56,900,027	56,977,750	(77,723)
Interest rate futures buy contracts:
90 Day Euro-Dollar, 114 contracts (USD)	January 2008	27,176,640	27,190,425	13,785
90 Day Euro-Dollar, 47 contracts (USD)	February 2008	11,235,428	11,237,700	2,272
90 Day Euro-Dollar, 62 contracts (USD)	March 2008	14,676,449	14,843,575	167,126
Interest rate futures sell contracts:
90 Day Euro Futures, 62 contracts (USD)	March 2008	14,673,676	14,843,575	(169,899)
Net unrealized appreciation on futures contracts				$54,818

The segregated aggregate market value of investments and cash collateral delivered to cover margin requirements for the open futures positions at December 31, 2007 was $972,272.

Currency type abbreviation:

USD  United States Dollar

Options written

UBS U.S. Bond Fund had the following open options written as of December 31, 2007:

	Expiration dates	Premiums received	Value
Call options written
One Year Euro Mid-CRV, 96 contracts, strike @ USD 96.25	June 2008	$93,387	$123,600
One Year Euro Mid-CRV, 96 contracts, strike @ USD 96.38	June 2008	90,988	107,400
Put option written
90 Day Euro-Dollar, 618 contracts, strike @ USD 94.50	March 2008	129,595	3,863
Total options written		$313,970	$234,863

Currency type abbreviation:

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2007 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that the UBS Global Frontier Fund commenced operations on July 26, 2007, therefore "Actual" expenses paid during the period reflect activity from July 26, 2007 through December 31, 2007.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS Global Frontier Fund commenced operations on July 26, 2007, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2007 to December 31, 2007.

The UBS Funds

December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07 - 12/31/07	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$975.50	$5.91	1.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	6.04	1.19%
Class B Actual	1,000.00	972.10	9.82	1.98%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.18	10.03	1.98%
Class C Actual	1,000.00	971.10	9.71	1.96%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.28	9.93	1.96%
Class Y Actual	1,000.00	976.60	4.47	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57	0.90%
UBS Global Allocation Fund
Class A Actual	1,000.00	1,001.50	5.48	1.09%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.53	1.09%
Class B Actual	1,000.00	997.70	9.59	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.53	9.68	1.91%
Class C Actual	1,000.00	997.90	9.44	1.88%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.69	9.53	1.88%
Class Y Actual	1,000.00	1,002.60	4.08	0.81%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.06	4.12	0.81%
UBS Global Frontier Fund**
Class A Actual	1,000.00	1,008.20	6.11	1.40%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40%
Class C Actual	1,000.00	1,004.80	9.36	2.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.89	2.15%
Class Y Actual	1,000.00	1,010.10	5.02	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15%
UBS Global Equity Fund
Class A Actual	1,000.00	972.80	6.20	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25%
Class B Actual	1,000.00	968.90	9.90	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00%
Class C Actual	1,000.00	968.70	9.90	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00%
Class Y Actual	1,000.00	973.40	4.96	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00%

The UBS Funds

December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07 - 12/31/07	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000.00	$993.70	$6.26	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25%
Class B Actual	1,000.00	990.60	10.01	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00%
Class C Actual	1,000.00	990.80	10.01	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00%
Class Y Actual	1,000.00	995.90	5.02	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00%
UBS U.S. Equity Alpha Fund
Class A Actual	1,000.00	941.70	9.22	1.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.58	1.89%
Class C Actual	1,000.00	937.60	12.86	2.64%
Hypothetical (5% annual return before expenses)	1,000.00	1,011.86	13.35	2.64%
Class Y Actual	1,000.00	941.60	7.81	1.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.09	8.11	1.60%
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000.00	942.40	5.52	1.13%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13%
Class B Actual	1,000.00	938.30	9.35	1.92%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.48	9.73	1.92%
Class C Actual	1,000.00	938.50	9.21	1.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.58	1.89%
Class Y Actual	1,000.00	943.80	4.10	0.84%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.27	0.84%
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000.00	1,091.10	5.52	1.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.33	1.05%
Class B Actual	1,000.00	1,087.10	9.44	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.09	9.12	1.80%
Class C Actual	1,000.00	1,088.10	9.45	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.09	9.12	1.80%
Class Y Actual	1,000.00	1,093.90	4.21	0.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.11	4.06	0.80%

The UBS Funds

December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07 - 12/31/07	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000.00	$938.30	$5.36	1.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10%
Class B Actual	1,000.00	935.40	9.00	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.84	9.37	1.85%
Class C Actual	1,000.00	935.60	9.00	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.84	9.37	1.85%
Class Y Actual	1,000.00	939.50	4.14	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.86	4.32	0.85%
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	995.70	7.27	1.45%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45%
Class C Actual	1,000.00	993.10	11.02	2.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	11.14	2.20%
Class Y Actual	1,000.00	997.40	6.02	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20%
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000.00	956.20	6.29	1.28%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.50	1.28%
Class B Actual	1,000.00	952.90	9.97	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	10.28	2.03%
Class C Actual	1,000.00	952.80	9.96	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	10.28	2.03%
Class Y Actual	1,000.00	957.40	5.07	1.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.23	1.03%
UBS Absolute Return Bond Fund
Class A Actual	1,000.00	929.90	4.75	0.98%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	4.98	0.98%
Class C Actual	1,000.00	928.20	6.40	1.32%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.70	1.32%
Class Y Actual	1,000.00	931.20	3.69	0.76%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.86	0.76%

The UBS Funds

December 31, 2007 (unaudited)

	Beginning account value July 1, 2007	Ending account value December 31, 2007	Expenses paid during period* 07/01/07 - 12/31/07	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000.00	$1,033.20	$5.88	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.84	1.15%
Class B Actual	1,000.00	1,029.10	9.69	1.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.58	9.63	1.90%
Class C Actual	1,000.00	1,030.80	8.42	1.65%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.84	8.36	1.65%
Class Y Actual	1,000.00	1,034.00	4.60	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57	0.90%
UBS High Yield Fund
Class A Actual	1,000.00	980.60	5.97	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20%
Class B Actual	1,000.00	976.90	9.69	1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.33	9.88	1.95%
Class C Actual	1,000.00	978.10	8.45	1.70%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.59	8.62	1.70%
Class Y Actual	1,000.00	982.00	4.73	0.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95%
UBS U.S. Bond Fund
Class A Actual	1,000.00	1,003.90	4.28	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.86	4.32	0.85%
Class B Actual	1,000.00	1,000.10	8.04	1.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.09	8.11	1.60%
Class C Actual	1,000.00	1,000.50	6.79	1.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85	1.35%
Class Y Actual	1,000.00	1,004.30	3.02	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60%

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

**  The Fund commenced operations on July 26, 2007. Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 159 divided by 366 (to reflect actual days in the period for the actual example) and multiplied by 184 divided by 366 (to reflect the one-half year period for the hypothetical example).

The UBS Funds—Financial statements

Statements of assets and liabilities

December 31, 2007 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund		UBS Global Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$1,003,961,418	$3,955,420,553	$20,786,349		$262,654,256
Affiliated issuers	983,963,512	801,982,369	115,915,518		21,476,305
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	17,629,034	75,947,556	—		3,450,625
Foreign currency, at cost	40,523,986	8,254,362	12,433		2,881,061
	$2,046,077,950	$4,841,604,840	$136,714,300		$290,462,247
Investments, at value:
Unaffiliated issuers	$1,014,425,576	$4,194,721,784	$21,307,078		$333,913,883
Affiliated issuers	1,158,475,496	866,984,315	115,183,158		34,752,945
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	17,629,034	75,947,556	—		3,450,625
Foreign currency, at value	40,600,878	8,247,154	12,475		2,912,052
Cash	—	—	432,941		928
Receivables:
Investment securities sold	90,996,046	21,497,662	—		—
Due from advisor	—	—	—		—
Dividends	1,416,695	3,926,132	16,158		519,659
Interest	2,349,471	14,539,881	339,997		8,378
Fund shares sold	13,386,484	9,489,894	584,017		140,608
Variation margin	6,900,039	—	354		—
Receivable for foreign tax reclaims	638,591	164,981	—		200,847
Cash collateral for futures contracts	174,831,391	29,283,819	246,848		—
Cash collateral for swap agreements	7,540,000	—	—		—
Outstanding swap agreements, at value	55,548,817	4,446,358	—		—
Unrealized appreciation on forward foreign currency contracts	37,283,050	29,545,170	499,759		2,873,518
Other assets	90,749	343,039	75,017		72,631
Total assets	2,622,112,317	5,259,137,745	138,697,802		378,846,074
Liabilities:
Payables:
Cash collateral from securities loaned	17,629,034	75,947,556	—		3,450,625
Investment securities purchased	25,666,218	17,320,066	51,310		—
Investment advisory and fund administration fees	1,814,442	3,204,589	105,657	(2)	250,149
Fund shares redeemed	46,320,717	16,217,536	419,266		1,224,278
Distribution and service fees	757,387	1,871,526	42,256		77,173
Trustees' fees	7,348	7,224	1,803		6,116
Custody and fund accounting fees	487,474	1,172,714	20,714		132,927
Variation margin	—	806,213	—		—
Due to custodian	1,845,082	184,140	—		—
Dividends payable for securities sold short	—	—	—		—
Accrued expenses	374,441	1,001,043	53,782		217,793
Securities sold short	—	—	—		—
Outstanding swap agreements, at value	88,551,509	2,647,847	638,091		—
Unrealized depreciation on forward foreign currency contracts	34,642,190	16,264,519	269,459		1,296,983
Total liabilities	218,095,842	136,644,973	1,602,338		6,656,044
Net assets	$2,404,016,475	$5,122,492,772	$137,095,464		$372,190,030

(1)  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund as of December 31, 2007 was $16,741,280, $105,636,137, $3,298,180 and $13,092,360, respectively.

(2)  Includes $1,336 of reimbursement for offering costs receivable from the Advisor.

(3)  Includes $153 of reimbursement for offering costs payable to Advisor.

(4)  Proceeds from securities sold short by UBS U.S. Equity Alpha Fund were $41,169,614.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$130,565,190	$249,368,090		$855,521,422	$69,940,443
Affiliated issuers	12,432,861	—		7,772,430	2,233,098
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	13,764,967	—		—	—
Foreign currency, at cost	375,293	—		—	—
	$157,138,311	$249,368,090		$863,293,852	$72,173,541
Investments, at value:
Unaffiliated issuers	$180,293,875	$242,276,053		$931,150,906	$78,072,177
Affiliated issuers	18,358,198	—		7,772,430	2,233,098
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	13,764,967	—		—	—
Foreign currency, at value	380,479	—		—	—
Cash	—	213,318		—	—
Receivables:
Investment securities sold	—	9,184,835		1,707,603	—
Due from advisor	—	—		—	3,082
Dividends	230,519	368,617		1,277,392	50,933
Interest	5,020	103		69,066	5,212
Fund shares sold	180,998	218,331		2,303,919	16,743,466
Variation margin	—	—		—	—
Receivable for foreign tax reclaims	106,169	—		—	—
Cash collateral for futures contracts	—	—		—	—
Cash collateral for swap agreements	—	—		—	—
Outstanding swap agreements, at value	—	—		—	—
Unrealized appreciation on forward foreign currency contracts	1,617,283	—		—	—
Other assets	44,643	—		—	3,786
Total assets	214,982,151	252,261,257		944,281,316	97,111,754
Liabilities:
Payables:
Cash collateral from securities loaned	13,764,967	—		—	—
Investment securities purchased	—	5,164,110		2,939,853	369,570
Investment advisory and fund administration fees	131,335	267,253	(3)	592,365	—
Fund shares redeemed	5,639,943	2,396,651		4,318,905	252,753
Distribution and service fees	8,135	69,585		41,576	5,044
Trustees' fees	6,038	5,814		5,826	5,757
Custody and fund accounting fees	112,541	64,443		210,003	23,996
Variation margin	—	—		—	—
Due to custodian	4,354	—		—	4,316
Dividends payable for securities sold short	—	46,859		—	—
Accrued expenses	93,206	52,349		18,019	—
Securities sold short	—	41,313,430	(4)	—	—
Outstanding swap agreements, at value	—	—		—	—
Unrealized depreciation on forward foreign currency contracts	882,748	—		—	—
Total liabilities	20,643,267	49,380,494		8,126,547	661,436
Net assets	$194,338,884	$202,880,763		$936,154,769	$96,450,318

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of assets and liabilities (cont'd)

Net asset value, offering price and redemption value per share:

December 31, 2007 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(2)	UBS Global Equity Fund
Net assets consist of:
Beneficial interest	$2,334,431,607	$4,654,646,384	$138,514,551	$1,003,542,900
Accumulated undistributed (distributions in excess of) net investment income	(141,748,985)	(49,673,977)	(597,952)	1,208,293
Accumulated undistributed net realized gain (loss)	79,170,693	195,571,209	(389,505)	(718,721,117)
Net unrealized appreciation (depreciation)	132,163,160	321,949,156	(431,630)	86,159,954
Net assets	$2,404,016,475	$5,122,492,772	$137,095,464	$372,190,030
Class A:
Net assets	$1,549,620,468	$3,106,356,285	$100,965,912	$147,809,770
Shares outstanding	153,032,666	225,553,838	10,113,637	9,824,477
Net asset value per share	$10.13	$13.77	$9.98	$15.05
Offering price per share (NAV per share plus maximum sales charge)(1)	$10.72	$14.57	$10.56	$15.93
Redemption proceeds per share	$10.13	$13.77	$9.98	$15.05
Class B:
Net assets	$20,248,373	$123,295,792	N/A	$5,409,529
Shares outstanding	2,036,088	9,089,958	N/A	369,500
Net asset value per share and offering price per share	$9.94	$13.56	N/A	$14.64
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.44	$12.88	N/A	$13.91
Class C:
Net assets	$412,861,612	$1,253,927,519	$26,635,309	$45,013,087
Shares outstanding	41,521,138	92,894,915	2,670,487	3,093,019
Net asset value per share and offering price per share	$9.94	$13.50	$9.97	$14.55
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.84	$13.37	$9.87	$14.40
Class Y:
Net assets	$421,286,022	$638,913,176	$9,494,243	$173,957,644
Shares outstanding	41,382,263	45,691,495	950,197	11,322,529
Net asset value per share, offering price and redemption value per share	$10.18	$13.98	$9.99	$15.36

(1)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50% . Class Y has no contingent deferred sales charges.

(2)  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(2)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Net assets consist of:
Beneficial interest	$134,373,368	$206,819,622	$852,079,698	$87,314,661
Accumulated undistributed (distributions in excess of) net investment income	(1,272,972)	1,978	535,842	40,093
Accumulated undistributed net realized gain (loss)	4,830,416	3,295,016	7,909,745	963,829
Net unrealized appreciation (depreciation)	56,408,072	(7,235,853)	75,629,484	8,131,735
Net assets	$194,338,884	$202,880,763	$936,154,769	$96,450,318
Class A:
Net assets	$25,131,263	$161,015,950	$148,653,227	$10,124,597
Shares outstanding	2,182,882	15,806,481	7,857,963	874,700
Net asset value per share	$11.51	$10.19	$18.92	$11.57
Offering price per share (NAV per share plus maximum sales charge)(1)	$12.18	$10.78	$20.02	$12.24
Redemption proceeds per share	$11.51	$10.19	$18.92	$11.57
Class B:
Net assets	$451,549	N/A	$877,788	$1,313,665
Shares outstanding	39,795	N/A	47,470	118,642
Net asset value per share and offering price per share	$11.35	N/A	$18.49	$11.07
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$10.78	N/A	$17.57	$10.52
Class C:
Net assets	$2,621,959	$36,770,429	$9,080,337	$2,189,987
Shares outstanding	233,435	3,630,030	490,747	197,622
Net asset value per share and offering price per share	$11.23	$10.13	$18.50	$11.08
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$11.12	$10.03	$18.32	$10.97
Class Y:
Net assets	$166,134,113	$5,094,384	$777,543,417	$82,822,069
Shares outstanding	14,326,098	500,638	40,646,791	6,979,718
Net asset value per share, offering price and redemption value per share	$11.60	$10.18	$19.13	$11.87

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

December 31, 2007 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$101,488,951	$5,884,087	$355,159,932	$348,620,880
Affiliated issuers	1,486,425	52,552	9,665,066	27,706,723
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	60,686,752	—
Foreign currency, at cost	—	—	—	26,483,583
	$102,975,376	$5,936,639	$425,511,750	$402,811,186
Investments, at value:
Unaffiliated issuers	$119,143,223	$6,181,773	$418,384,968	$326,798,329
Affiliated issuers	1,486,425	52,552	9,665,066	28,277,995
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	60,686,752	—
Foreign currency, at value	—	—	—	26,647,380
Cash	8,136	—	—	926,474
Receivables:
Investment securities sold	175,642	—	139,338	—
Due from advisor	—	117,867	—	—
Dividends	222,138	2,641	81,040	—
Interest	9,129	277	44,760	5,692,438
Fund shares sold	127,850	4,500	516,599	220,384
Due from broker	—	—	—	—
Variation margin	—	—	—	—
Cash collateral for futures contracts	—	—	—	3,155,344
Outstanding swap agreements, at value(2)	—	—	—	3,770,784
Unrealized appreciation on forward foreign currency contracts	—	—	—	2,954,946
Other assets	—	—	189,509	—
Total assets	121,172,543	6,359,610	489,708,032	398,444,074
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	60,686,752	—
Investment securities purchased	343,527	—	717,758	—
Investment advisory and fund administration fees	56,069	—	295,178	200,780
Fund shares redeemed	196,887	—	916,339	3,598,403
Distribution and service fees	35,502	666	32,528	30,090
Trustees' fees	5,789	5,753	6,325	6,103
Custody and fund accounting fees	35,500	18,134	106,103	194,407
Variation margin	—	—	—	749,157
Due to custodian	—	—	—	—
Options written, at value(3)	—	—	—	—
Accrued expenses	71,935	35,718	315,975	87,547
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,479,390
Outstanding swap agreements, at value(2)	—	—	—	4,788,448
Total liabilities	745,209	60,271	63,076,958	11,134,325
Net assets	$120,427,334	$6,299,339	$426,631,074	$387,309,749

(1)  The market value of securities loaned by UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund as of December 31, 2007 was $58,886,515 and $9,401,719, respectively.

(2)  Upfront payments made by UBS Absolute Return Bond were $2,226,497.

(3)  Premiums received by UBS U.S. Bond Fund were $313,970.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$101,456,359	$126,174,454	$114,190,858
Affiliated issuers	12,520,773	4,822,831	79,619,908
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—	7,270,044
Foreign currency, at cost	1,230,163	—	329,545
	$115,207,295	$130,997,285	$201,410,355
Investments, at value:
Unaffiliated issuers	$102,393,015	$119,336,323	$109,538,444
Affiliated issuers	12,324,746	4,822,831	78,755,990
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	—	—	7,270,044
Foreign currency, at value	1,217,126	—	323,036
Cash	1,297,905	—	126,496
Receivables:
Investment securities sold	—	—	—
Due from advisor	—	—	—
Dividends	—	—	—
Interest	2,059,542	2,420,920	1,072,825
Fund shares sold	231,968	54,479	390,303
Due from broker	1,177	—	—
Variation margin	—	—	68,933
Cash collateral for futures contracts	—	—	265,227
Outstanding swap agreements, at value(2)	254,618	510,780	3,517,320
Unrealized appreciation on forward foreign currency contracts	954,300	—	—
Other assets	—	—	62,057
Total assets	120,734,397	127,145,333	201,390,675
Liabilities:
Payables:
Cash collateral from securities loaned	—	—	7,270,044
Investment securities purchased	—	—	—
Investment advisory and fund administration fees	59,066	74,338	60,294
Fund shares redeemed	145,207	727,411	348,679
Distribution and service fees	4,032	16,796	4,849
Trustees' fees	5,818	5,811	5,852
Custody and fund accounting fees	39,046	34,226	45,407
Variation margin	—	—	—
Due to custodian	—	63,078	—
Options written, at value(3)	—	—	234,863
Accrued expenses	49,875	64,251	98,913
Unrealized depreciation on forward foreign currency contracts	310,741	—	—
Outstanding swap agreements, at value(2)	756,409	298,901	3,244,193
Total liabilities	1,370,194	1,284,812	11,313,094
Net assets	$119,364,203	$125,860,521	$190,077,581

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of assets and liabilities (cont'd)

Net asset value, offering price and redemption value per share:

December 31, 2007 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(2)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(2)
Net assets consist of:
Beneficial interest	$99,616,380	$5,785,837	$368,343,158	$432,060,405
Accumulated undistributed (distributions in excess of) net investment income	18,916	(26,969)	(1,658,027)	2,829,994
Accumulated undistributed net realized gain (loss)	3,137,765	242,785	(3,279,093)	(25,265,986)
Net unrealized appreciation (depreciation)	17,654,273	297,686	63,225,036	(22,314,664)
Net assets	$120,427,334	$6,299,339	$426,631,074	$387,309,749
Class A:
Net assets	$99,568,750	$544,447	$116,170,072	$139,607,033
Shares outstanding	10,162,010	50,235	8,191,722	15,251,364
Net asset value per share	$9.80	$10.84	$14.18	$9.15
Offering price per share (NAV per share plus maximum sales charge)(1)	$10.37	$11.47	$15.01	$9.38
Redemption proceeds per share	$9.80	$10.84	$14.18	$9.15
Class B:
Net assets	$766,894	N/A	$1,001,325	N/A
Shares outstanding	78,843	N/A	74,329	N/A
Net asset value per share and offering price per share	$9.73	N/A	$13.47	N/A
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.24	N/A	$12.80	N/A
Class C:
Net assets	$12,815,173	$166,382	$7,161,788	$22,249,015
Shares outstanding	1,329,573	15,514	532,444	2,431,623
Net asset value per share and offering price per share	$9.64	$10.72	$13.45	$9.15
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.54	$10.61	$13.32	$9.10
Class Y:
Net assets	$7,276,517	$5,588,510	$302,297,889	$225,453,701
Shares outstanding	740,099	514,069	20,671,664	24,626,150
Net asset value per share, offering price and redemption value per share	$9.83	$10.87	$14.62	$9.16

(1)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Class Y has no contingent deferred sales charges.

(2)  UBS Global Frontier, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Net assets consist of:
Beneficial interest	$119,551,432	$354,054,144	$198,126,088
Accumulated undistributed (distributions in excess of) net investment income	(2,243,599)	197,844	(3,138,655)
Accumulated undistributed net realized gain (loss)	1,131,846	(221,765,216)	207,679
Net unrealized appreciation (depreciation)	924,524	(6,626,251)	(5,117,531)
Net assets	$119,364,203	$125,860,521	$190,077,581
Class A:
Net assets	$13,564,651	$39,877,842	$16,814,877
Shares outstanding	1,429,532	6,085,986	1,656,947
Net asset value per share	$9.49	$6.55	$10.15
Offering price per share (NAV per share plus maximum sales charge)(1)	$9.94	$6.86	$10.63
Redemption proceeds per share	$9.49	$6.55	$10.15
Class B:
Net assets	$141,024	$1,826,756	$344,973
Shares outstanding	14,826	278,658	33,965
Net asset value per share and offering price per share	$9.51	$6.56	$10.16
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.03	$6.23	$9.65
Class C:
Net assets	$1,554,875	$9,607,440	$1,390,943
Shares outstanding	164,316	1,466,150	137,277
Net asset value per share and offering price per share	$9.46	$6.55	$10.13
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$9.39	$6.50	$10.05
Class Y:
Net assets	$104,103,653	$74,548,483	$171,526,788
Shares outstanding	9,856,928	11,314,387	16,909,369
Net asset value per share, offering price and redemption value per share	$10.56	$6.59	$10.14

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the six months ended December 31, 2007 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund(1)	UBS Global Equity Fund
Investment income:
Dividends	$7,952,359	$27,132,415	$16,158	$3,425,466
Interest and other	1,380,113	25,958,101	292,381	8,739
Affiliated interest	2,455,313	716,954	120,752	45,052
Securities lending-net	92,562	297,568	—	29,368
Foreign tax withheld	(124,089)	(525,626)	(5,400)	(90,080)
Total income	$11,756,258	$53,579,412	$423,891	$3,418,545
Expenses:
Advisory and administration	$12,383,685	$19,584,117	$461,682	$1,622,375
Service and distribution:
Class A	2,474,870	3,955,658	82,797	200,816
Class B	119,503	660,652	—	31,999
Class C	2,618,242	6,441,297	84,664	246,916
Transfer agency:
Class A	496,129	570,102	5,447	122,579
Class B	11,240	61,107	—	6,109
Class C	175,721	398,248	2,985	47,199
Class Y	21,877	87,330	14,727	28,931
Custodian and fund accounting	368,569	748,575	20,714	76,785
Federal and state registration	68,560	69,182	2,708	25,181
Professional services	47,634	56,243	40,636	48,660
Shareholder reports	173,205	299,203	4,384	60,054
Trustees	15,488	21,930	3,641	6,895
Offering costs	—	—	18,925	—
Dividend expense for securities sold short	—	—	—	—
Other	107,098	154,837	7,977	21,914
Total operating expenses	19,081,821	33,108,481	751,287	2,546,413
Fee waivers and/or expense reimbursements by Advisor	—	—	(61,975)	(94,669)
Net operating expenses	19,081,821	33,108,481	689,312	2,451,744
Interest expense	1,432	—	—	—
Net expenses	19,083,253	33,108,481	689,312	2,451,744
Net investment income (loss)	(7,326,995)	20,470,931	(265,421)	966,801
Net realized gain (loss) on:
Investments in unaffiliated issuers	57,588,002	137,884,435	578,582	13,977,178
Investments in affiliated issuers	300,611,229	138,145,041	1,229	246,961
Futures contracts	99,798,413	(4,454,017)	(119,233)	—
Options written	10,048,792	—	—	—
Securities sold short	—	—	—	—
Swap agreements	18,038,584	3,764,783	(24,498)	—
Foreign forward currency transactions	(123,174,532)	7,193,011	130,214	276,743
Net realized gain (loss)	362,910,488	282,533,253	566,294	14,500,882
Change in net unrealized appreciation (depreciation) on:
Investments	(398,427,638)	(341,799,263)	(211,631)	(29,860,635)
Futures contracts	(10,794,313)	626,976	182,168	—
Options written	(246,650)	—	—	—
Securities sold short	—	—	—	—
Swap agreements	(51,058,265)	1,314,981	(638,091)	—
Foreign forward currency contracts	34,774,658	40,129,634	230,300	3,697,497
Translation of other assets and liabilities denominated in foreign currency	2,029,480	936,114	5,624	32,431
Change in net unrealized appreciation (depreciation)	(423,722,728)	(298,791,558)	(431,630)	(26,130,707)
Net realized and unrealized gain (loss)	(60,812,240)	(16,258,305)	134,664	(11,629,825)
Net increase (decrease) in net assets resulting from operations	$(68,139,235)	$4,212,626	$(130,757)	$(10,663,024)

(1)  For the period July 26, 2007 (commencement of operations) to December 31, 2007.

The UBS Funds—Financial statements

	UBS International Equity Fund	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment income:
Dividends	$1,531,776	$2,619,971	$8,982,983	$360,336
Interest and other	16,790	—	21,242	—
Affiliated interest	33,375	37,166	715,696	26,493
Securities lending-net	10,716	—	—	—
Foreign tax withheld	(108,407)	—	—	—
Total income	$1,484,250	$2,657,137	$9,719,921	$386,829
Expenses:
Advisory and administration	$893,805	$1,244,672	$3,717,854	$304,454
Service and distribution:
Class A	32,716	228,615	197,786	12,633
Class B	2,431	—	4,434	3,886
Class C	13,301	207,789	50,764	7,013
Transfer agency:
Class A	11,019	28,121	57,698	2,884
Class B	468	—	491	233
Class C	1,103	15,131	4,441	508
Class Y	61,832	19	126,687	36,345
Custodian and fund accounting	68,715	48,000	139,489	18,918
Federal and state registration	26,209	24,943	36,139	23,579
Professional services	45,024	39,150	42,992	36,303
Shareholder reports	9,204	6,493	27,205	3,017
Trustees	6,274	6,220	8,574	5,730
Offering costs	—	16,321	—	—
Dividend expense for securities sold short	—	371,975	—	—
Other	14,344	7,275	30,555	4,493
Total operating expenses	1,186,445	2,244,724	4,445,109	459,996
Fee waivers and/or expense reimbursements by Advisor	(119,374)	(7,301)	—	(122,193)
Net operating expenses	1,067,071	2,237,423	4,445,109	337,803
Interest expense	—	73,075	—	—
Net expenses	1,067,071	2,310,498	4,445,109	337,803
Net investment income (loss)	417,179	346,639	5,274,812	49,026
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,623,059	6,680,306	30,366,679	2,474,347
Investments in affiliated issuers	245,167	—	—	—
Futures contracts	—	—	(1,123,027)	—
Options written	—	—	—	—
Securities sold short	—	1,872,015	—	—
Swap agreements	—	—	—	—
Foreign forward currency transactions	(690,332)	—	—	—
Net realized gain (loss)	8,177,894	8,552,321	29,243,652	2,474,347
Change in net unrealized appreciation (depreciation) on:
Investments	(11,058,274)	(24,657,829)	(91,579,502)	4,470,403
Futures contracts	—	—	43,816	—
Options written	—	—	—	—
Securities sold short	—	1,963,186	—	—
Swap agreements	—	—	—	—
Foreign forward currency contracts	1,757,792	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(21,583)	—	—	—
Change in net unrealized appreciation (depreciation)	(9,322,065)	(22,694,643)	(91,535,686)	4,470,403
Net realized and unrealized gain (loss)	(1,144,171)	(14,142,322)	(62,292,034)	6,944,750
Net increase (decrease) in net assets resulting from operations	$(726,992)	$(13,795,683)	$(57,017,222)	$6,993,776

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations (cont'd)

For the six months ended December 31, 2007 (unaudited)

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund
Investment income:
Dividends	$1,543,265	$11,064	$518,694	$28,345
Interest and other	—	—	3,518	12,872,098
Affiliated interest	38,052	1,826	247,768	238,749
Securities lending-net	—	—	99,403	—
Foreign tax withheld	—	—	—	(12,902)
Total income	$1,581,317	$12,890	$869,383	$13,126,290
Expenses:
Advisory and administration	$512,825	$28,817	$2,089,519	$1,538,087
Service and distribution:
Class A	135,455	542	160,971	159,698
Class B	4,779	—	6,667	—
Class C	72,755	630	38,905	75,993
Transfer agency:
Class A	47,853	146	189,402	91,723
Class B	1,184	—	3,588	—
Class C	8,499	48	9,512	11,240
Class Y	4,163	215	142,351	21,632
Custodian and fund accounting	23,334	17,591	67,001	136,897
Federal and state registration	22,336	18,195	26,535	28,122
Professional services	44,703	39,727	40,971	46,340
Shareholder reports	19,690	1,338	27,418	26,975
Trustees	5,954	5,523	7,333	7,271
Other	7,866	2,834	17,826	19,170
Total operating expenses	911,396	115,606	2,827,999	2,163,148
Fee waivers and/or expense reimbursements by Advisor	(137,386)	(77,162)	(300,589)	—
Net operating expenses	774,010	38,444	2,527,410	2,163,148
Interest expense	—	—	—	31,496
Net expenses	774,010	38,444	2,527,410	2,194,644
Net investment income (loss)	807,307	(25,554)	(1,658,027)	10,931,646
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,595,193	338,623	18,832,766	(4,056,610)
Investments in affiliated issuers	—	—	—	57,142
Futures contracts	—	—	—	(18,198,743)
Options written	—	—	—	—
Swap agreements	—	—	—	1,584,648
Foreign forward currency transactions	—	—	—	(3,107,134)
Net realized gain (loss)	8,595,193	338,623	18,832,766	(23,720,697)
Change in net unrealized appreciation (depreciation) on:
Investments	(17,672,882)	(331,948)	(36,717,104)	(20,324,830)
Futures contracts	—	—	—	(725,020)
Options written	—	—	—	—
Swap agreements	—	—	—	(3,803,189)
Foreign forward currency contracts	—	—	—	2,110,246
Translation of other assets and liabilities denominated in foreign currency	—	—	—	(232,468)
Change in net unrealized appreciation (depreciation)	(17,672,882)	(331,948)	(36,717,104)	(22,975,261)
Net realized and unrealized gain (loss)	(9,077,689)	6,675	(17,884,338)	(46,695,958)
Net increase from payments by unaffiliated service provider	—	22,075	—	—
Net increase (decrease) in net assets resulting from operations	$(8,270,382)	$3,196	$(19,542,365)	$(35,764,312)

The UBS Funds—Financial statements

	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$—	$—	$—
Interest and other	2,106,879	4,870,007	3,126,772
Affiliated interest	117,625	154,501	348,662
Securities lending-net	—	—	18,155
Foreign tax withheld	—	—	—
Total income	$2,224,504	$5,024,508	$3,493,589
Expenses:
Advisory and administration	$456,101	$395,662	$569,379
Service and distribution:
Class A	17,477	53,460	22,536
Class B	927	11,106	2,119
Class C	5,735	39,244	5,556
Transfer agency:
Class A	15,142	41,556	11,619
Class B	265	1,922	479
Class C	665	8,871	736
Class Y	41,794	24,980	41,695
Custodian and fund accounting	25,746	23,015	34,566
Federal and state registration	23,937	22,854	26,290
Professional services	42,857	44,001	41,324
Shareholder reports	9,131	20,497	7,532
Trustees	5,946	5,882	6,135
Other	6,873	7,140	9,009
Total operating expenses	652,596	700,190	778,975
Fee waivers and/or expense reimbursements by Advisor	(63,797)	(40,495)	(156,225)
Net operating expenses	588,799	659,695	622,750
Interest expense	—	—	—
Net expenses	588,799	659,695	622,750
Net investment income (loss)	1,635,705	4,364,813	2,870,839
Net realized gain (loss) on:
Investments in unaffiliated issuers	(321,322)	(52,531)	1,880,568
Investments in affiliated issuers	406,180	—	439,270
Futures contracts	(123,267)	—	121,206
Options written	—	—	(506,942)
Swap agreements	381,856	(424,491)	1,801,521
Foreign forward currency transactions	1,512,520	—	9,914
Net realized gain (loss)	1,855,967	(477,022)	3,745,537
Change in net unrealized appreciation (depreciation) on:
Investments	(7,408)	(6,839,425)	(5,707,209)
Futures contracts	—	—	52,777
Options written	—	—	34,022
Swap agreements	(501,792)	211,880	(52,915)
Foreign forward currency contracts	1,256,778	—	—
Translation of other assets and liabilities denominated in foreign currency	13,127	—	(7,809)
Change in net unrealized appreciation (depreciation)	760,705	(6,627,545)	(5,681,134)
Net realized and unrealized gain (loss)	2,616,672	(7,104,567)	(1,935,597)
Net increase from payments by unaffiliated service provider	—	—	—
Net increase (decrease) in net assets resulting from operations	$4,252,377	$(2,739,754)	$935,242

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Frontier Fund
	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Period ended December 31, 2007 (unaudited)(1)
Operations:
Net investment income (loss)	$(7,326,995)	$(1,499,952)	$20,470,931	$49,508,163	$(265,421)
Net realized gain (loss)	362,910,488	(354,568,730)	282,533,253	187,216,218	566,294
Change in net unrealized appreciation (depreciation)	(423,722,728)	442,408,207	(298,791,558)	368,302,791	(431,630)
Net increase (decrease) in net assets from operations	(68,139,235)	86,339,525	4,212,626	605,027,172	(130,757)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(2,126,517)	(36,977)	(47,817,449)	(46,009,509)	(284,895)
Distributions from net realized gain	(146,653,781)	—	(173,372,470)	(138,962,907)	(702,936)
Total Class A dividends and distributions	(148,780,298)	(36,977)	(221,189,919)	(184,972,416)	(987,831)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(790,695)	(1,454,318)	—
Distributions from net realized gain	(1,886,941)	—	(7,053,722)	(8,537,738)	—
Total Class B dividends and distributions	(1,886,941)	—	(7,844,417)	(9,992,056)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(10,110,965)	(12,514,040)	(12,394)
Distributions from net realized gain	(39,173,757)	—	(71,832,344)	(63,009,563)	(185,387)
Total Class C dividends and distributions	(39,173,757)	—	(81,943,309)	(75,523,603)	(197,781)
Class Y:
Dividends from net investment income and net foreign currency gains	(1,348,972)	(9,903)	(11,213,322)	(10,584,281)	(35,242)
Distributions from net realized gain	(37,471,448)	—	(35,120,005)	(28,466,966)	(67,476)
Total Class Y dividends and distributions	(38,820,420)	(9,903)	(46,333,327)	(39,051,247)	(102,718)
Decrease in net assets from dividends and distributions	(228,661,416)	(46,880)	(357,310,972)	(309,539,322)	(1,288,330)
Beneficial interest transactions:
Proceeds from shares sold	245,935,104	1,484,636,528	492,417,443	1,457,963,124	149,664,376
Shares issued on reinvestment of dividends and distributions	219,170,096	42,579	339,696,224	296,393,014	1,227,251
Cost of shares redeemed	(1,017,513,794)	(939,202,364)	(512,779,945)	(809,465,895)	(12,390,090)
Redemption fees	137,200	181,216	142,378	104,285	13,014
Net increase (decrease) in net assets resulting from beneficial interest transactions	(552,271,394)	545,657,959	319,476,100	944,994,528	138,514,551
Increase (decrease) in net assets	(849,072,045)	631,950,604	(33,622,246)	1,240,482,378	137,095,464
Net assets, beginning of period	3,253,088,520	2,621,137,916	5,156,115,018	3,915,632,640	—
Net assets, end of period	$2,404,016,475	$3,253,088,520	$5,122,492,772	$5,156,115,018	$137,095,464
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(141,748,985)	$(130,946,501)	$(49,673,977)	$(212,477)	$(597,952)

(1)  For the period July 26, 2007 (commencement of operations) to December 31, 2007.

The UBS Funds—Financial statements

	UBS Global Equity Fund		UBS International Equity Fund
	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Operations:
Net investment income (loss)	$966,801	$4,049,833	$417,179	$3,296,223
Net realized gain (loss)	14,500,882	43,252,595	8,177,894	17,056,148
Change in net unrealized appreciation (depreciation)	(26,130,707)	33,649,033	(9,322,065)	25,820,477
Net increase (decrease) in net assets from operations	(10,663,024)	80,951,461	(726,992)	46,172,848
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	(1,538,106)	(395,862)	(228,735)
Distributions from net realized gain	—	—	(2,260,166)	(1,094,747)
Total Class A dividends and distributions	—	(1,538,106)	(2,656,028)	(1,323,482)
Class B:
Dividends from net investment income and net foreign currency gains	—	(15,312)	(5,165)	(428)
Distributions from net realized gain	—	—	(41,131)	(29,133)
Total Class B dividends and distributions	—	(15,312)	(46,296)	(29,561)
Class C:
Dividends from net investment income and net foreign currency gains	—	(254,412)	(33,741)	(6,311)
Distributions from net realized gain	—	—	(245,694)	(114,736)
Total Class C dividends and distributions	—	(254,412)	(279,435)	(121,047)
Class Y:
Dividends from net investment income and net foreign currency gains	—	(2,156,504)	(2,893,911)	(2,116,644)
Distributions from net realized gain	—	—	(15,270,335)	(8,036,802)
Total Class Y dividends and distributions	—	(2,156,504)	(18,164,246)	(10,153,446)
Decrease in net assets from dividends and distributions	—	(3,964,334)	(21,146,005)	(11,627,536)
Beneficial interest transactions:
Proceeds from shares sold	22,480,441	81,018,863	29,272,267	103,318,624
Shares issued on reinvestment of dividends and distributions	—	3,801,067	20,942,139	11,499,707
Cost of shares redeemed	(47,684,219)	(178,310,291)	(35,855,457)	(121,601,827)
Redemption fees	5,547	4,771	7,694	3,595
Net increase (decrease) in net assets resulting from beneficial interest transactions	(25,198,231)	(93,485,590)	14,366,643	(6,779,901)
Increase (decrease) in net assets	(35,861,255)	(16,498,463)	(7,506,354)	27,765,411
Net assets, beginning of period	408,051,285	424,549,748	201,845,238	174,079,827
Net assets, end of period	$372,190,030	$408,051,285	$194,338,884	$201,845,238
Net assets include accumulated undistributed (distributions in excess of) net investment income	$1,208,293	$241,492	$(1,272,972)	$1,638,529

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Six months ended December 31, 2007 (unaudited)	Period Ended June 30, 2007(1)	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Operations:
Net investment income (loss)	$346,639	$221,924	$5,274,812	$8,003,958	$49,026	$96,893
Net realized gain (loss)	8,552,321	7,479,975	29,243,652	39,310,685	2,474,347	1,439,799
Change in net unrealized appreciation (depreciation)	(22,694,643)	15,458,790	(91,535,686)	103,510,708	4,470,403	3,681,852
Net increase from payments made by unaffiliated service provider	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	(13,795,683)	23,160,689	(57,017,222)	150,825,351	6,993,776	5,218,544
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(528,450)	(112,683)	(1,177,152)	(589,980)	—	(4,031)
Distributions from net realized gain	(10,020,460)	(127,187)	(6,625,321)	(3,618,463)	(70,792)	—
Total Class A dividends and distributions	(10,548,910)	(239,870)	(7,802,473)	(4,208,443)	(70,792)	(4,031)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	(245)	—	—	—
Distributions from net realized gain	—	—	(40,054)	(30,560)	(9,693)	—
Total Class B dividends and distributions	—	—	(40,299)	(30,560)	(9,693)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	—	—	—	—	—
Distributions from net realized gain	(2,253,303)	(30,761)	(417,852)	(277,580)	(15,221)	—
Total Class C dividends and distributions	(2,253,303)	(30,761)	(417,852)	(277,580)	(15,221)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(29,142)	(150)	(8,246,286)	(4,600,476)	(72,391)	(10,358)
Distributions from net realized gain	(303,337)	(112)	(34,151,483)	(20,376,839)	(454,792)	—
Total Class Y dividends and distributions	(332,479)	(262)	(42,397,769)	(24,977,315)	(527,183)	(10,358)
Decrease in net assets from dividends and distributions	(13,134,692)	(270,893)	(50,658,393)	(29,493,898)	(622,889)	(14,389)
Beneficial interest transactions:
Proceeds from shares sold	16,875,085	242,289,940	122,744,147	431,482,430	34,034,063	64,821,995
Shares issued on reinvestment of dividends and distributions	12,657,562	262,664	47,101,585	27,311,261	620,363	14,250
Cost of shares redeemed	(35,346,332)	(29,868,602)	(128,673,007)	(216,543,622)	(17,850,555)	(9,570,585)
Redemption fees	26,087	24,938	35,015	8,917	2,806	460
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,787,598)	212,708,940	41,207,740	242,258,986	16,806,677	55,266,120
Increase (decrease) in net assets	(32,717,973)	235,598,736	(66,467,875)	363,590,439	23,177,564	60,470,275
Net assets, beginning of period	235,598,736	—	1,002,622,644	639,032,205	73,272,754	12,802,479
Net assets, end of period	$202,880,763	$235,598,736	$936,154,769	$1,002,622,644	$96,450,318	$73,272,754
Net assets include accumulated undistributed (distributions in excess of) net investment income	$1,978	$212,931	$535,842	$4,684,713	$40,093	$63,458

(1)  For the period September 26, 2006 (commencement of operations) to June 30, 2007.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund
	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Operations:
Net investment income (loss)	$807,307	$1,407,648	$(25,554)	$(40,110)
Net realized gain (loss)	8,595,193	11,760,005	338,623	53,214
Change in net unrealized appreciation (depreciation)	(17,672,882)	12,654,030	(331,948)	802,159
Net increase from payments made by unaffiliated service provider	—	—	22,075	—
Net increase (decrease) in net assets from operations	(8,270,382)	25,821,683	3,196	815,263
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,321,256)	(1,076,729)	(1,276)	—
Distributions from net realized gain	(9,164,654)	(8,837,350)	(12,162)	—
Total Class A dividends and distributions	(10,485,910)	(9,914,079)	(13,438)	—
Class B:
Dividends from net investment income and net foreign currency gains	(2,162)	—	—	—
Distributions from net realized gain	(71,441)	(112,812)	—	—
Total Class B dividends and distributions	(73,603)	(112,812)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(56,435)	(29,335)	(116)	—
Distributions from net realized gain	(1,190,175)	(1,255,982)	(3,793)	—
Total Class C dividends and distributions	(1,246,610)	(1,285,317)	(3,909)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(115,125)	(90,763)	(17,422)	(6,100)
Distributions from net realized gain	(660,370)	(595,960)	(125,402)	—
Total Class Y dividends and distributions	(775,495)	(686,723)	(142,824)	(6,100)
Decrease in net assets from dividends and distributions	(12,581,618)	(11,998,931)	(160,171)	(6,100)
Beneficial interest transactions:
Proceeds from shares sold	1,863,445	7,885,699	372,904	426,342
Shares issued on reinvestment of dividends and distributions	11,350,736	10,871,379	160,171	6,100
Cost of shares redeemed	(11,203,475)	(23,854,078)	(32)	(351,835)
Redemption fees	1,580	51	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,012,286	(5,096,949)	533,043	80,607
Increase (decrease) in net assets	(18,839,714)	8,725,803	376,068	889,770
Net assets, beginning of period	139,267,048	130,541,245	5,923,271	5,033,501
Net assets, end of period	$120,427,334	$139,267,048	$6,299,339	$5,923,271
Net assets include accumulated undistributed (distributions in excess of) net investment income	$18,916	$706,587	$(26,969)	$17,399

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund		UBS Global Bond Fund
	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Operations:
Net investment income (loss)	$(1,658,027)	$(3,576,493)	$10,931,646	$18,665,977	$1,635,705	$3,219,605
Net realized gain (loss)	18,832,766	13,576,424	(23,720,697)	964,266	1,855,967	(1,038,985)
Change in net unrealized appreciation (depreciation)	(36,717,104)	51,793,775	(22,975,261)	(4,998,880)	760,705	(423,238)
Net increase from payment by Advisor	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	(19,542,365)	61,793,706	(35,764,312)	14,631,363	4,252,377	1,757,382
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	—	—	(3,845,164)	(7,516,653)	(329,033)	(398,966)
Distributions from net realized gain	(8,040,750)	(4,757,748)	—	(1,927,672)	—	—
Total Class A dividends and distributions	(8,040,750)	(4,757,748)	(3,845,164)	(9,444,325)	(329,033)	(398,966)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	(3,247)	(6,617)
Distributions from net realized gain	(72,906)	(135,148)	—	—	—	—
Total Class B dividends and distributions	(72,906)	(135,148)	—	—	(3,247)	(6,617)
Class C:
Dividends from net investment income and net foreign currency gains	—	—	(502,185)	(987,564)	(33,237)	(33,975)
Distributions from net realized gain	(517,433)	(254,106)	—	(290,753)	—	—
Total Class C dividends and distributions	(517,433)	(254,106)	(502,185)	(1,278,317)	(33,237)	(33,975)
Class Y:
Dividends from net investment income and net foreign currency gains	—	—	(5,189,517)	(7,668,427)	(2,446,894)	(2,467,037)
Distributions from net realized gain	(20,219,591)	(8,601,303)	—	(1,801,190)	—	—
Total Class Y dividends and distributions	(20,219,591)	(8,601,303)	(5,189,517)	(9,469,617)	(2,446,894)	(2,467,037)
Decrease in net assets from dividends and distributions	(28,850,680)	(13,748,305)	(9,536,866)	(20,192,259)	(2,812,411)	(2,906,595)
Beneficial interest transactions:
Proceeds from shares sold	59,662,324	121,643,837	42,825,977	237,542,541	22,245,751	61,327,924
Shares issued on reinvestment of dividends and distributions	26,289,775	12,462,455	9,287,339	19,483,491	2,767,201	2,833,920
Cost of shares redeemed	(73,015,004)	(155,442,604)	(173,349,628)	(173,470,533)	(30,360,805)	(38,678,925)
Redemption fees	21,186	3,049	30,232	13,208	8,516	2,168
Net increase (decrease) in net assets resulting from beneficial interest transactions	12,958,281	(21,333,263)	(121,206,080)	83,568,707	(5,339,337)	25,485,087
Increase (decrease) in net assets	(35,434,764)	26,712,138	(166,507,258)	78,007,811	(3,899,371)	24,335,874
Net assets, beginning of period	462,065,838	435,353,700	553,817,007	475,809,196	123,263,574	98,927,700
Net assets, end of period	$426,631,074	$462,065,838	$387,309,749	$553,817,007	$119,364,203	$123,263,574
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(1,658,073)	$—	$2,829,994	$1,435,214	$(2,243,599)	$(1,066,893)

The UBS Funds—Financial statements

	UBS High Yield Fund		UBS U.S. Bond Fund
	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six months ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Operations:
Net investment income (loss)	$4,364,813	$7,670,049	$2,870,839	$5,631,430
Net realized gain (loss)	(477,022)	(905,916)	3,745,537	343,823
Change in net unrealized appreciation (depreciation)	(6,627,545)	2,131,556	(5,681,134)	3,019,929
Net increase from payment by Advisor	—	—	—	2,876
Net increase (decrease) in net assets from operations	(2,739,754)	8,895,689	935,242	8,998,058
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,487,113)	(3,973,940)	(560,693)	(1,135,733)
Distributions from net realized gain	—	—	—	—
Total Class A dividends and distributions	(1,487,113)	(3,973,940)	(560,693)	(1,135,733)
Class B:
Dividends from net investment income and net foreign currency gains	(68,613)	(159,102)	(11,123)	(19,345)
Distributions from net realized gain	—	—	—	—
Total Class B dividends and distributions	(68,613)	(159,102)	(11,123)	(19,345)
Class C:
Dividends from net investment income and net foreign currency gains	(338,088)	(870,935)	(44,537)	(46,306)
Distributions from net realized gain	—	—	—	—
Total Class C dividends and distributions	(338,088)	(870,935)	(44,537)	(46,306)
Class Y:
Dividends from net investment income and net foreign currency gains	(2,312,889)	(3,345,623)	(6,100,035)	(5,264,231)
Distributions from net realized gain	—	—	—	—
Total Class Y dividends and distributions	(2,312,889)	(3,345,623)	(6,100,035)	(5,264,231)
Decrease in net assets from dividends and distributions	(4,206,703)	(8,349,600)	(6,716,388)	(6,465,615)
Beneficial interest transactions:
Proceeds from shares sold	39,313,893	33,241,831	47,294,989	90,314,904
Shares issued on reinvestment of dividends and distributions	3,265,332	5,740,511	6,627,384	5,950,248
Cost of shares redeemed	(16,295,000)	(31,825,332)	(52,585,068)	(43,454,878)
Redemption fees	8,407	722	26,471	2,659
Net increase (decrease) in net assets resulting from beneficial interest transactions	26,292,632	7,157,732	1,363,776	52,812,933
Increase (decrease) in net assets	19,346,175	7,703,821	(4,417,370)	55,345,376
Net assets, beginning of period	106,514,346	98,810,525	194,494,951	139,149,575
Net assets, end of period	$125,860,521	$106,514,346	$190,077,581	$194,494,951
Net assets include accumulated undistributed (distributions in excess of) net investment income	$197,844	$39,734	$(3,138,655)	$706,894

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,			For the period ended
	(unaudited)		2007	2006		June 30, 2005(7)
Net asset value, beginning of period	$11.42		$11.04	$10.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)		0.01	(0.09)		(0.04)
Net realized and unrealized gain (loss) from investment activities	(0.26)		0.37	1.01		0.26
Total income (loss) from investment operations	(0.28)		0.38	0.92		0.22
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.01)		0.00 (4)	(0.10)		—
From net realized gains	(1.00)		—	—		—
Total dividends/distributions	(1.01)		—	(0.10)		—
Net increase from payment by Advisor	—		—	0.00	(4)	—
Net asset value, end of period	$10.13		$11.42	$11.04		$10.22
Total investment return(2)	(2.45)%		3.44%	9.02	%(5)	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,549,620		$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.19	%(3)	1.17%	1.20%		1.32	%(3)
Ratio of net investment income (loss) to average net assets	(0.40	)%(3)	0.06%	(0.80)%		(1.04	)%(3)
Portfolio turnover	18%		28%	38%		6%
	Class B
	Six months ended December 31, 2007		Year ended June 30,			For the period ended
	(unaudited)		2007	2006		June 30, 2005(6)
Net asset value, beginning of period	$11.26		$10.98	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		(0.09)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(0.25)		0.37	1.00		0.27
Total income (loss) from investment operations	(0.32)		0.28	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	(0.04)		—
From net realized gains	(1.00)		—	—		—
Total dividends/distributions	(1.00)		—	(0.04)		—
Net increase from payment by Advisor	—		—	0.00	(4)	—
Net asset value, end of period	$9.94		$11.26	$10.98		$10.19
Total investment return(2)	(2.79)%		2.64%	8.09	%(5)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$20,248		$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.98	%(3)	1.95%	1.98%		2.11	%(3)
After expense reimbursement/recoupment	1.98	%(3)	1.95%	1.99	%(6)	2.10	%(3)
Ratio of net investment income (loss) to average net assets	(1.19	)%(3)	(0.78)%	(1.59)%		(1.82	)%(3)
Portfolio turnover	18%		28%	38%		6%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share.

(5)  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(7)  For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

	Class C
	Six months ended December 31, 2007		Year ended June 30,			For the period ended
	(unaudited)		2007	2006		June 30, 2005(7)
Net asset value, beginning of period	$11.26		$10.97	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		(0.08)	(0.17)		(0.08)
Net realized and unrealized gain (loss) from investment activities	(0.25)		0.37	1.00		0.27
Total income (loss) from investment operations	(0.32)		0.29	0.83		0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		—	(0.05)		—
From net realized gains	(1.00)		—	—		—
Total dividends/distributions	(1.00)		—	(0.05)		—
Net increase from payment by Advisor	0.00		—	0.00	(4)	—
Net asset value, end of period	$9.94		$11.26	$10.97		$10.19
Total investment return(2)	(2.89)%		2.64%	8.15	%(5)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$412,862		$579,916	$520,754		$202,891
Ratio of expenses to average net assets	1.96	%(3)	1.93%	1.97%		2.09	%(3)
Ratio of net investment income (loss) to average net assets	(1.16	)%(3)	(0.72)%	(1.57)%		(1.81	)%(3)
Portfolio turnover	18%		28%	38%		6%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,			For the period ended
	(unaudited)		2007	2006		June 30, 2005(7)
Net asset value, beginning of period	$11.48		$11.07	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.05	(0.06)		(0.03)
Net realized and unrealized gain (loss) from investment activities	(0.25)		0.36	1.02		0.26
Total income (loss) from investment operations	(0.26)		0.41	0.96		0.23
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.04)		0.00 (4)	(0.12)		—
From net realized gains	(1.00)		—	—		—
Total dividends/distributions	(1.04)		0.00	(0.12)		—
Net increase from payment by Advisor	—		0.00	0.00	(4)	—
Net asset value, end of period	$10.18		$11.48	$11.07		$10.23
Total investment return(2)	(2.34)%		3.80%	9.28	%(5)	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$421,286		$478,785	$293,004		$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.90	%(3)	0.89%	0.92%		1.00	%(3)
After expense reimbursement/recoupment	0.90	%(3)	0.89%	0.92%		1.00	%(3)
Ratio of net investment income (loss) to average net assets	(0.11	)%(3)	0.40%	(0.52)%		(0.72	)%(3)
Portfolio turnover	18%		28%	38%		6%

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.81		$13.86	$13.33	$12.35	$10.69	$10.60
Income (loss) from investment operations:
Net investment income(1)	0.07		0.19	0.19	0.17	0.12	0.10
Net realized and unrealized gain (loss) from investment activities	(0.06)		1.83	1.08	1.32	1.69	0.41
Total income (loss) from investment operations	0.01		2.02	1.27	1.49	1.81	0.51
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.23)		(0.27)	(0.14)	(0.19)	(0.15)	(0.42)
From net realized gains	(0.82)		(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.05)		(1.07)	(0.74)	(0.51)	(0.15)	(0.42)
Net asset value, end of period	$13.77		$14.81	$13.86	$13.33	$12.35	$10.69
Total investment return(2)	0.15%		14.93%	9.72%	12.11%	17.02%	5.35%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$3,106,356		$3,094,036	$2,246,289	$1,594,113	$876,636	$175,415
Ratio of expenses to average net assets.	1.09	%(3)	1.13%	1.14%	1.20%	1.28%	1.35%
Ratio of net investment income to average net assets	0.97	%(3)	1.28%	1.41%	1.34%	1.00%	0.98%
Portfolio turnover	44%		74%	83%	84%	78%	66%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.52		$13.60	$13.08	$12.14	$10.55	$10.52
Income (loss) from investment operations:
Net investment income(1)	0.01		0.07	0.08	0.08	0.02	0.02
Net realized and unrealized gain (loss) from investment activities	(0.06)		1.79	1.06	1.29	1.68	0.41
Total income (loss) from investment operations	(0.05)		1.86	1.14	1.37	1.70	0.43
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.09)		(0.14)	(0.02)	(0.11)	(0.11)	(0.40)
From net realized gains	(0.82)		(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.91)		(0.94)	(0.62)	(0.43)	(0.11)	(0.40)
Net asset value, end of period	$13.56		$14.52	$13.60	$13.08	$12.14	$10.55
Total investment return(2)	(0.23)%		13.96%	8.81%	11.24%	16.14%	4.60%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$123,296		$139,061	$161,704	$184,359	$153,481	$49,573
Ratio of expenses to average net assets	1.91	%(3)	1.93%	1.95%	1.96%	2.09%	2.10%
Ratio of net investment income to average net assets	0.14	%(3)	0.48%	0.60%	0.58%	0.19%	0.23%
Portfolio turnover	44%		74%	83%	84%	78%	66%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.48		$13.58	$13.09	$12.15	$10.56	$10.54
Income (loss) from investment operations:
Net investment income(1)	0.01		0.07	0.09	0.09	0.03	0.02
Net realized and unrealized gain (loss) from investment activities	(0.05)		1.79	1.05	1.29	1.68	0.41
Total income (loss) from investment operations	(0.04)		1.86	1.14	1.38	1.71	0.43
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.12)		(0.16)	(0.05)	(0.12)	(0.12)	(0.41)
From net realized gains	(0.82)		(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.94)		(0.96)	(0.65)	(0.44)	(0.12)	(0.41)
Net asset value, end of period	$13.50		$14.48	$13.58	$13.09	$12.15	$10.56
Total investment return(2)	(0.21)%		14.02%	8.82%	11.32%	16.19%	4.55%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,253,928		$1,274,539	$1,044,517	$903,280	$539,399	$137,078
Ratio of expenses to average net assets.	1.88	%(3)	1.90%	1.91%	1.95%	2.06%	2.10%
Ratio of net investment income to average net assets	0.17	%(3)	0.51%	0.64%	0.59%	0.23%	0.23%
Portfolio turnover	44%		74%	83%	84%	78%	66%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.04		$14.06	$13.51	$12.50	$10.79	$10.69
Income (loss) from investment operations:
Net investment income(1)	0.09		0.23	0.23	0.22	0.15	0.12
Net realized and unrealized gain (loss) from investment activities	(0.07)		1.85	1.09	1.33	1.73	0.41
Total income (loss) from investment operations	0.02		2.08	1.32	1.55	1.88	0.53
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.26)		(0.30)	(0.17)	(0.22)	(0.17)	(0.43)
From net realized gains	(0.82)		(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.08)		(1.10)	(0.77)	(0.54)	(0.17)	(0.43)
Net asset value, end of period	$13.98		$15.04	$14.06	$13.51	$12.50	$10.79
Total investment return(2)	0.26%		15.18%	9.98%	12.40%	17.44%	5.50%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$638,913		$648,479	$463,122	$356,154	$263,675	$193,758
Ratio of expenses to average net assets	0.81	%(3)	0.88%	0.88%	0.93%	1.02%	1.10%
Ratio of net investment income to average net assets	1.24	%(3)	1.53%	1.67%	1.61%	1.26%	1.23%
Portfolio turnover	44%		74%	83%	84%	78%	66%

See accompanying notes to financial statements.

UBS Global Frontier Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	For the period ended December 31, 2007 (unaudited)(2)		For the period ended December 31, 2007 (unaudited)(2)
Net asset value, beginning of period	$10.00		$10.00
Income (loss) from investment operations:
Net investment (loss)(1)	(0.02)		(0.05)
Net realized and unrealized gain from investment activities	0.10		0.09
Total income from investment operations	0.08		0.04
Less dividends/distributions:
From net investment income	(0.03)		0.00	(5)
From net realized gains	(0.07)		(0.07)
Total dividends/distributions	(0.10)		(0.07)
Net asset value, end of period	$9.98		$9.97
Total investment return(3)	0.82%		0.48%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$100,966		$26,635
Ratio of expenses to average net assets:
Before expense reimbursement	1.50	%(4)	2.27	%(4)
After expense reimbursement	1.40	%(4)	2.15	%(4)
Ratio of net investment (loss) to average net assets	(0.46	)%(4)	(1.22	)%(4)
Portfolio turnover	34%		34%
			Class Y
			For the period ended December 31, 2007 (unaudited)(2)
Net asset value, beginning of period			$10.00
Income (loss) from investment operations:
Net investment (loss)(1)			(0.01)
Net realized and unrealized gain from investment activities			0.11
Total income from investment operations			0.10
Less dividends/distributions:
From net investment income			(0.04)
From net realized gains			(0.07)
Total dividends/distributions			(0.11)
Net asset value, end of period			$9.99
Total investment return(3)			1.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)			$9,494
Ratio of expenses to average net assets:
Before expense reimbursement			1.66	%(4)
After expense reimbursement			1.15	%(4)
Ratio of net investment (loss) to average net assets			(0.21	)%(4)
Portfolio turnover			34%

(1)  Calculated using the average shares method.

(2)  For the period July 26, 2007 (commencement of operations) through December 31, 2007.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(4)  Annualized.

(5)  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

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UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.47		$12.99	$11.63	$10.51	$8.89	$9.37
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		0.13	0.11	0.15	0.10	0.16
Net realized and unrealized gain (loss) from investment activities	(0.46)		2.47	1.32	0.97	1.63	(0.39)
Total income (loss) from investment operations	(0.42)		2.60	1.43	1.12	1.73	(0.23)
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.12)	(0.07)	—	(0.11)	(0.25)
Net asset value, end of period	$15.05		$15.47	$12.99	$11.63	$10.51	$8.89
Total investment return(2)	(2.72)%		20.11%	12.35%	10.66%	19.49%	(2.23)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$147,810		$168,208	$173,052	$109,998	$117,084	$123,756
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.33	%(3)	1.35%	1.37%	1.39%	1.44%	1.44%
After expense reimbursement and earnings credits	1.25	%(3)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.48	%(3)	0.91%	0.88%	1.35%	0.99%	1.92%
Portfolio turnover	11%		32%	48%	37%	50%	206%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.11		$12.69	$11.39	$10.37	$8.82	$9.34
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)		0.01	0.02	0.07	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	(0.45)		2.43	1.28	0.95	1.62	(0.39)
Total income (loss) from investment operations..	(0.47)		2.44	1.30	1.02	1.64	(0.29)
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.02)	—	—	(0.09)	(0.23)
Net asset value, end of period	$14.64		$15.11	$12.69	$11.39	$10.37	$8.82
Total investment return(2)	(3.11)%		19.25%	11.41%	9.84%	18.61%	(2.91)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,410		$7,439	$13,672	$108,894	$134,419	$144,232
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	2.12	%(3)	2.17%	2.35%	2.22%	2.27%	2.20%
After expense reimbursement/recoupment and earnings credits	2.00	%(3)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.28	)%(3)	0.10%	0.13%	0.60%	0.24%	1.17%
Portfolio turnover	11%		32%	48%	37%	50%	206%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.02		$12.65	$11.35	$10.33	$8.79	$9.33
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)		0.02	0.02	0.06	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	(0.45)		2.42	1.28	0.96	1.61	(0.40)
Total income (loss) from investment operations	(0.47)		2.44	1.30	1.02	1.63	(0.30)
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.07)	—	—	(0.09)	(0.24)
Net asset value, end of period	$14.55		$15.02	$12.65	$11.35	$10.33	$8.79
Total investment return(2)	(3.13)%		19.28%	11.45%	9.87%	18.54%	(2.93)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$45,013		$52,378	$56,836	$68,735	$82,684	$93,605
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	2.12	%(3)	2.14%	2.20%	2.20%	2.28%	2.24%
After expense reimbursement and earnings credits	2.00	%(3)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.27	)%(3)	0.16%	0.13%	0.60%	0.25%	1.17%
Portfolio turnover	11%		32%	48%	37%	50%	206%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.78		$13.23	$11.83	$10.67	$8.99	$9.47
Income (loss) from investment operations:
Net investment income (loss)(1)	0.06		0.17	0.15	0.18	0.13	0.18
Net realized and unrealized gain (loss) from investment activities	(0.48)		2.52	1.34	0.98	1.67	(0.39)
Total income (loss) from investment operations..	(0.42)		2.69	1.49	1.16	1.80	(0.21)
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.14)	(0.09)	—	(0.12)	(0.27)
Net asset value, end of period	$15.36		$15.78	$13.23	$11.83	$10.67	$8.99
Total investment return(2)	(2.66)%		20.44%	12.67%	10.87%	20.09%	(1.93)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$173,958		$180,027	$180,990	$159,252	$114,835	$62,873
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.97	%(3)	0.99%	0.99%	1.04%	1.03%	1.16%
After expense reimbursement/recoupment and earnings credits	1.00	%(3),(4)	0.99%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.74	%(3)	1.16	1.14%	1.60%	1.24%	2.17%
Portfolio turnover	11%		32%	48%	37%	50%	206%

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$12.99		$10.98		$9.48	$8.58	$6.99	$8.08
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		0.17		0.16	0.15	0.12	0.10
Net realized and unrealized gain (loss) from investment activities	(0.13)		2.47		1.81	0.86	1.69	(0.87)
Total income (loss) from investment operations	(0.12)		2.64		1.97	1.01	1.81	(0.77)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.20)		(0.11)		(0.10)	(0.11)	(0.22)	(0.31)
From net realized gains	(1.16)		(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(1.36)		(0.63)		(0.47)	(0.11)	(0.22)	(0.32)
Net asset value, end of period	$11.51		$12.99		$10.98	$9.48	$8.58	$6.99
Total investment return(2)	(0.63)%		24.84%		20.93%	11.73%	26.00%	(9.24)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$25,131		$26,564		$23,539	$15,168	$7,866	$3,146
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.38	%(3)	1.38	%(4)	1.48%	1.68%	1.55%	1.47%
After expense reimbursement and earnings credits	1.25	%(3)	1.26	%(4)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.20	%(3)	1.42%		1.52%	1.61%	1.43%	1.43%
Portfolio turnover	23%		72%		69%	71%	108%	120%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$12.81		$10.82		$9.34	$8.48	$6.92	$8.05
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		0.06		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	(0.11)		2.46		1.77	0.85	1.67	(0.86)
Total income (loss) from investment operations	(0.15)		2.52		1.85	0.93	1.73	(0.82)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.15)		(0.01)		—	(0.07)	(0.17)	(0.30)
From net realized gains	(1.16)		(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(1.31)		(0.53)		(0.37)	(0.07)	(0.17)	(0.31)
Net asset value, end of period	$11.35		$12.81		$10.82	$9.34	$8.48	$6.92
Total investment return(2)	(0.94)%		23.97%		19.86%	10.92%	25.17%	(9.94)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$452		$555		$732	$876	$815	$352
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.22	%(3)	2.25	%(4)	2.22%	2.25%	2.60%	2.18%
After expense reimbursement and earnings credits	2.00	%(3)	2.01	%(4)	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.56	)%(3)	0.51%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	23%		72%		69%	71%	108%	120%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Includes interest expense of 0.01%.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$12.71		$10.76		$9.30	$8.45	$6.90	$8.05
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		0.08		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	(0.13)		2.42		1.77	0.85	1.68	(0.89)
Total income (loss) from investment operations	(0.16)		2.50		1.85	0.93	1.74	(0.85)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.16)		(0.03)		(0.02)	(0.08)	(0.19)	(0.29)
From net realized gains	(1.16)		(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(1.32)		(0.55)		(0.39)	(0.08)	(0.19)	(0.30)
Net asset value, end of period	$11.23		$12.71		$10.76	$9.30	$8.45	$6.90
Total investment return(2)	(0.92)%		23.85%		19.93%	10.97%	25.26%	(10.29)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,622		$2,576		$2,412	$1,816	$1,338	$399
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.13	%(3)	2.16	%(4)	2.17%	2.16%	2.35%	2.21%
After expense reimbursement and earnings credits	2.00	%(3)	2.01	%(4)	2.01%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.54	)%(3)	0.66%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	23%		72%		69%	71%	108%	120%
	Class Y
	Six months ended December 31, 2007		Year Ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$13.07		$11.04		$9.55	$8.63	$7.01	$8.12
Income (loss) from investment operations:
Net investment income (loss)(1)	0.03		0.20		0.19	0.17	0.14	0.11
Net realized and unrealized gain (loss) from investment activities	(0.12)		2.49		1.79	0.86	1.71	(0.88)
Total income (loss) from investment operations	(0.09)		2.69		1.98	1.03	1.85	(0.77)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.22)		(0.14)		(0.12)	(0.11)	(0.23)	(0.33)
From net realized gains	(1.16)		(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(1.38)		(0.66)		(0.49)	(0.11)	(0.23)	(0.34)
Net asset value, end of period	$11.60		$13.07		$11.04	$9.55	$8.63	$7.01
Total investment return(2)	(0.41)%		24.83%		21.22%	11.97%	26.56%	(9.21)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$166,134		$172,150		$147,397	$113,264	$100,782	$90,514
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.12	%(3)	1.16	%(4)	1.19%	1.18%	1.26%	1.21%
After expense reimbursement and earnings credits	1.00	%(3)	1.01	%(4)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.46	%(3)	1.63%		1.77%	1.86%	1.69%	1.68%
Portfolio turnover	23%		72%		69%	71%	108%	120%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A				Class C
	Six months ended December 31, 2007 (unaudited)		For the period ended June 30, 2007(3)		Six months ended December 31, 2007 (unaudited)		For the period ended June 30, 2007(3)
Net asset value, beginning of period	$11.55		$10.00		$11.50		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02		0.02		(0.02)		(0.04)
Net realized and unrealized gain (loss) from investment activities	(0.70)		1.55		(0.70)		1.55
Total income (loss) from investment operations	(0.68)		1.57		(0.72)		1.51
Less dividends/distributions:
From net investment income	(0.03)		(0.01)		—		—
From net realized gains	(0.65)		(0.01)		(0.65)		(0.01)
Total dividends/distributions	(0.68)		(0.02)		(0.65)		(0.01)
Net asset value, end of period	$10.19		$11.55		$10.13		$11.50
Total investment return(2)	(5.83)%		15.73%		(6.24)%		15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$161,016		$187,444		$36,770		$42,750
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.88	%(4)	1.93	%(4)	2.67	%(4)	2.72	%(4)
After expense reimbursement and interest and dividend expense for securities sold short	1.89	%(4),(5)	1.88	%(4)	2.64	%(4)	2.64	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	1.50	%(4)	1.50	%(4)	2.25	%(4)	2.25	%(4)
Ratio of net investment income (loss) to average net assets	0.43	%(4)	0.30	%(4)	(0.32	)%(4)	(0.44	)%(4)
Portfolio turnover	26%		81%		26%		81%

	Class Y
	Six months ended December 31, 2007 (unaudited)		For the period ended June 30, 2007(3)
Net asset value, beginning of period	$11.55		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.04		0.04
Net realized and unrealized gain (loss) from investment activities	(0.70)		1.54
Total income (loss) from investment operations	(0.66)		1.58
Less dividends/distributions:
From net investment income	(0.06)		(0.02)
From net realized gains	(0.65)		(0.01)
Total dividends/distributions	(0.71)		(0.03)
Net asset value, end of period	$10.18		$11.55
Total investment return(2)	(5.84)%		15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,094		$5,405
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.60	%(4)	1.67	%(4)
After expense reimbursement and interest and dividend expense for securities sold short	1.60	%(5)	1.67	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	1.21	%(4)	1.25	%(4)
Ratio of net investment income to average net assets	0.72	%(4)	0.43	%(4)
Portfolio turnover	26%		81%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  For the period September 26, 2006 (commencement of issuance) through June 30, 2007.

(4)  Annualized.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements.

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UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$21.19		$18.24	$17.27		$16.08	$13.63	$13.94
Income (loss) from investment operations:
Net investment income (loss)(1)	0.09		0.15	0.10		0.15	0.06	0.11
Net realized and unrealized gain (loss) from investment activities	(1.32)		3.52	1.39		1.63	2.54	0.04
Total income (loss) from investment operations	(1.23)		3.67	1.49		1.78	2.60	0.15
Less dividends/distributions:
From net investment income	(0.16)		(0.10)	(0.11)		(0.11)	(0.15)	(0.08)
From net realized gains	(0.88)		(0.62)	(0.41)		(0.48)	—	(0.38)
Total dividends/distributions	(1.04)		(0.72)	(0.52)		(0.59)	(0.15)	(0.46)
Net asset value, end of period	$18.92		$21.19	$18.24		$17.27	$16.08	$13.63
Total investment return(2)	(5.76)%		20.39%	8.62%		11.10%	19.10%	1.37%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$148,653		$158,138	$88,968		$25,669	$7,886	$4,702
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.13	%(3)	1.18%	1.20%		1.14%	1.36%	1.30%
After expense reimbursement/recoupment and earnings credits	1.13	%(3)	1.18%	1.24	%(5)	1.14%	1.30%	1.05%
Ratio of net investment income (loss) to average net assets	0.83	%(3)	0.75%	0.54%		0.89%	0.43%	0.89%
Portfolio turnover	16%		34%	50%		32%	43%	33%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$20.66		$17.84	$16.94		$15.81	$13.45	$13.87
Income (loss) from investment operations:
Net investment income (loss)(1)	0.00	(4)	0.00 (4)	(0.04)		0.00 (4)	(0.05)	0.02
Net realized and unrealized gain (loss) from investment activities	(1.28)		3.44	1.35		1.61	2.50	0.02
Total income (loss) from investment operations	(1.28)		3.44	1.31		1.61	2.45	0.04
Less dividends/distributions:
From net investment income	(0.01)		—	—		—	(0.09)	(0.08)
From net realized gains	(0.88)		(0.62)	(0.41)		(0.48)	—	(0.38)
Total dividends/distributions	(0.89)		(0.62)	(0.41)		(0.48)	(0.09)	(0.46)
Net asset value, end of period	$18.49		$20.66	$17.84		$16.94	$15.81	$13.45
Total investment return(2)	(6.17)%		19.50%	7.73%		10.19%	18.25%	0.63%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$878		$870	$989		$1,018	$1,217	$635
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.92	%(3)	1.95%	1.92%		2.02%	2.04%	2.04%
After expense reimbursement/recoupment and earnings credits	1.92	%(3)	1.95%	2.01	%(5)	2.02%	2.04%	1.80%
Ratio of net investment income (loss) to average net assets	0.04	%(3)	(0.01)%	(0.23)%		0.01%	(0.31)%	0.14%
Portfolio turnover	16%		34%	50%		32%	43%	33%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$20.66		$17.83	$16.93		$15.80	$13.44	$13.88
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		0.00 (4)	(0.04)		0.01	(0.04)	0.02
Net realized and unrealized gain (loss) from investment activities	(1.29)		3.45	1.36		1.60	2.49	0.03
Total income (loss) from investment operations	(1.28)		3.45	1.32		1.61	2.45	0.05
Less dividends/distributions:
From net investment income	—		—	(0.01)		—	(0.09)	(0.11)
From net realized gains	(0.88)		(0.62)	(0.41)		(0.48)	—	(0.38)
Total dividends/distributions	(0.88)		(0.62)	(0.42)		(0.48)	(0.09)	(0.49)
Net asset value, end of period	$18.50		$20.66	$17.83		$16.93	$15.80	$13.44
Total investment return(2)	(6.15)%		19.56%	7.79%		10.20%	18.26%	0.68%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,080		$10,591	$5,977		$2,423	$1,629	$1,020
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.89	%(3)	1.92%	1.96%		1.95%	2.00%	2.04%
After expense reimbursement/recoupment and earnings credits	1.89	%(3)	1.92%	1.98	%(5)	1.95%	2.00%	1.80%
Ratio of net investment income (loss) to average net assets	0.08	%(3)	0.01%	(0.20)%		0.08%	(0.27)%	0.14%
Portfolio turnover	16%		34%	50%		32%	43%	33%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$21.44		$18.43	$17.42		$16.21	$13.73	$14.07
Income (loss) from investment operations:
Net investment income (loss)(1)	0.12		0.21	0.15		0.19	0.12	0.14
Net realized and unrealized gain (loss) from investment activities	(1.34)		3.56	1.40		1.65	2.55	0.04
Total income (loss) from investment operations	(1.22)		3.77	1.55		1.84	2.67	0.18
Less dividends/distributions:
From net investment income	(0.21)		(0.14)	(0.13)		(0.15)	(0.19)	(0.14)
From net realized gains	(0.88)		(0.62)	(0.41)		(0.48)	—	(0.38)
Total dividends/distributions	(1.09)		(0.76)	(0.54)		(0.63)	(0.19)	(0.52)
Net asset value, end of period	$19.13		$21.44	$18.43		$17.42	$16.21	$13.73
Total investment return(2)	(5.62)%		20.73%	8.91%		11.37%	19.50%	1.69%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$777,543		$833,023	$543,099		$367,268	$153,608	$99,398
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.84	%(3)	0.89%	0.92%		0.90%	0.96%	1.04%
After expense reimbursement/recoupment and earnings credits	0.84	%(3)	0.89%	0.97	%(5)	0.90%	0.96%	0.80%
Ratio of net investment income (loss) to average net assets	1.13	%(3)	1.04%	0.81%		1.13%	0.76%	1.14%
Portfolio turnover	16%		34%	50%		32%	43%	33%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$10.68		$8.81	$8.21		$7.71	$6.39	$6.38
Income (loss) from investment operations:
Net investment income (loss)(1)	0.00	(3)	0.01	(0.01)		0.00 (3)	(0.02)	0.00 (3)
Net realized and unrealized gain from investment activities	0.97		1.87	0.61		0.50	1.34	0.01
Total income (loss) from investment operations	0.97		1.88	0.60		0.50	1.32	0.01
Less dividends/distributions:
From net investment income	—		(0.01)	(0.00	)(3)	—	—	—
From net realized gains	(0.08)		—	—		—	—	—
Total dividends/distributions	(0.08)		(0.01)	(0.00)		—	—	—
Net asset value, end of period	$11.57		$10.68	$8.81		$8.21	$7.71	$6.39
Total investment return(2)	9.11%		21.29%	7.33%		6.49%	20.66%	0.16%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$10,125		$9,542	$6,803		$3,175	$2,275	$1,163
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.32	%(4)	1.68%	2.33%		3.19%	2.76%	3.91%
After expense reimbursement and earnings credits	1.05	%(4)	1.05%	1.05%		1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.06	)%(4)	0.12%	(0.16)%		0.04%	(0.32)%	0.04%
Portfolio turnover	48%		112%	137%		145%	102%	86%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006		2005	2004	2003
Net asset value, beginning of period	$10.26		$8.52	$8.00		$7.57	$6.32	$6.36
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.06)	(0.08)		(0.05)	(0.08)	(0.04)
Net realized and unrealized gain from investment activities	0.93		1.80	0.60		0.48	1.33	—
Total income (loss) from investment operations	0.89		1.74	0.52		0.43	1.25	(0.04)
Less dividends/distributions:
From net investment income	—		—	—		—	—	—
From net realized gains	(0.08)		—	—		—	—	—
Total dividends/distributions	(0.08)		—	—		—	—	—
Net asset value, end of period	$11.07		$10.26	$8.52		$8.00	$7.57	$6.32
Total investment return(2)	8.71%		20.42%	6.50%		5.68%	19.78%	(0.63)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,314		$216	$389		$564	$342	$321
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.10	%(4)	2.61%	3.23%		3.93%	3.48%	4.54%
After expense reimbursement and earnings credits	1.80	%(4)	1.80%	1.80%		1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.64	)%(4)	(0.64)%	(0.91)%		(0.71)%	(1.07)%	(0.71)%
Portfolio turnover	48%		112%	137%		145%	102%	86%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  Annualized.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.26		$8.53	$8.00	$7.56	$6.32	$6.35
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.06)	(0.08)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gain from investment activities	0.94		1.79	0.61	0.49	1.32	0.01
Total income (loss) from investment operations	0.90		1.73	0.53	0.44	1.24	(0.03)
Less dividends/distributions:
From net investment income	—		—	—	—	—	—
From net realized gains	(0.08)		—	—	—	—	—
Total dividends/distributions	(0.08)		—	—	—	—	—
Net asset value, end of period	$11.08		$10.26	$8.53	$8.00	$7.56	$6.32
Total investment return(2)	8.81%		20.28%	6.63%	5.82%	19.62%	(0.47)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,190		$986	$814	$407	$432	$267
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.09	%(4)	2.51%	3.12%	3.96%	3.54%	4.71%
After expense reimbursement and earnings credits	1.80	%(4)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	(0.76	)%(4)	(0.64)%	(0.91)%	(0.71)%	(1.08)%	(0.71)%
Portfolio turnover	48%		112%	137%	145%	102%	86%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.94		$9.02	$8.38	$7.85	$6.49	$6.47
Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		0.04	0.01	0.02	(0.01)	0.02
Net realized and unrealized gain from investment activities	1.01		1.90	0.64	0.51	1.37	0.00 (3)
Total income (loss) from investment operations	1.02		1.94	0.65	0.53	1.36	0.02
Less dividends/distributions:
From net investment income	(0.01)		(0.02)	(0.01)	—	—	—
From net realized gains	(0.08)		—	—	—	—	—
Total dividends/distributions	(0.09)		(0.02)	(0.01)	—	—	—
Net asset value, end of period	$11.87		$10.94	9.02	$8.38	$7.85	$6.49
Total investment return(2)	9.39%		21.51%	7.72%	6.75%	20.96%	0.31%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$82,822		$62,529	$4,797	$3,078	$3,502	$1,943
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.12	%(4)	1.25%	2.10%	3.01%	2.51%	3.72%
After expense reimbursement and earnings credits	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.18	%(4)	0.35%	0.09%	0.29%	(0.07)%	0.29%
Portfolio turnover	48%		112%	137%	145%	102%	86%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.66		$10.54	$10.48	$11.18	$9.31		$9.37
Income (loss) from investment operations:
Net investment income(1)	0.07		0.13	0.11	0.12	0.09		0.11
Net realized and unrealized gain (loss) from investment activities	(0.80)		2.03	1.12	1.22	1.80		(0.06)
Total income (loss) from investment operations	(0.73)		2.16	1.23	1.34	1.89		0.05
Less dividends/distributions:
From net investment income	(0.14)		(0.11)	(0.12)	(0.12)	(0.02)		(0.05)
From net realized gains	(0.99)		(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.13)		(1.04)	(1.17)	(2.04)	(0.02)		(0.11)
Net asset value, end of period	$9.80		$11.66	$10.54	$10.48	$11.18		$9.31
Total investment return(2)	(6.17)%		21.20%	12.13%	12.35%	20.28%		0.61%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$99,569		$113,213	$105,709	$105,975	$108,369		$1,073
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.31	%(3)	1.29%	1.31%	1.39%	1.42%		2.85%
After expense reimbursement and earnings credits	1.10	%(3)	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income to average net assets	1.30	%(3)	1.12%	1.07%	1.09%	0.86%		1.33%
Portfolio turnover	25%		27%	41%	49%	170%		59%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.50		$10.39	$10.31	$10.99	$9.21		$9.32
Income (loss) from investment operations:
Net investment income(1)	0.03		0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	(0.78)		2.00	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations.	(0.75)		2.04	1.13	1.24	1.78		(0.02)
Less dividends/distributions:
From net investment income	(0.03)		—	—	—	(0.00	)(4)	(0.03)
From net realized gains	(0.99)		(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.02)		(0.93)	(1.05)	(1.92)	(0.00)		(0.09)
Net asset value, end of period	$9.73		$11.50	$10.39	$10.31	$10.99		$9.21
Total investment return(2)	(6.46)%		20.21%	11.25%	11.59%	19.38%		(0.17)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$767		$1,061	$1,978	$4,997	$14,556		$709
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.19	%(3)	2.19%	2.15%	2.35%	2.31%		3.42%
After expense reimbursement and earnings credits	1.85	%(3)	1.85%	1.85%	1.85%	1.85%		1.85%
Ratio of net investment income to average net assets	0.53	%(3)	0.39%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	25%		27%	41%	49%	170%		59%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.42		$10.34	$10.30	$11.00	$9.22		$9.33
Income (loss) from investment operations:
Net investment income(1)	0.03		0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	(0.77)		1.99	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations	(0.74)		2.03	1.13	1.24	1.78		(0.02)
Less dividends/distributions:
From net investment income	(0.05)		(0.02)	(0.04)	(0.02)	(0.00	)(4)	(0.03)
From net realized gains	(0.99)		(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.04)		(0.95)	(1.09)	(1.94)	(0.00)		(0.09)
Net asset value, end of period	$9.64		$11.42	$10.34	$10.30	$11.00		$9.22
Total investment return(2)	(6.44)%		20.24%	11.26%	11.62%	19.34%		(0.13)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$12,815		$15,919	$15,683	$17,235	$19,530		$1,025
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.08	%(3)	2.06%	2.08%	2.19%	2.17%		3.04%
After expense reimbursement and earnings credits	1.85	%(3)	1.85%	1.85%	1.85%	1.85%		1.85%
Ratio of net investment income to average net assets	0.55	%(3)	0.37%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	25%		27%	41%	49%	170%		59%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.71		$10.58	$10.52	$11.22	$9.33		$9.38
Income (loss) from investment operations:
Net investment income(1)	0.09		0.15	0.14	0.14	0.11		0.13
Net realized and unrealized gain (loss) from investment activities	(0.81)		2.05	1.12	1.24	1.80		(0.06)
Total income (loss) from investment operations.	(0.72)		2.20	1.26	1.38	1.91		0.07
Less dividends/distributions:
From net investment income	(0.17)		(0.14)	(0.15)	(0.16)	(0.02)		(0.06)
From net realized gains	(0.99)		(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.16)		(1.07)	(1.20)	(2.08)	(0.02)		(0.12)
Net asset value, end of period	$9.83		$11.71	$10.58	$10.52	$11.22		$9.33
Total investment return(2)	(6.05)%		21.52%	12.37%	12.74%	20.49%		0.89%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,277		$9,074	$7,172	$5,760	$4,516		$4,790
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.06	%(3)	1.06%	1.06%	1.13%	1.27%		2.62%
After expense reimbursement and earnings credits	0.85	%(3)	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of net investment income to average net assets	1.54	%(3)	1.36%	1.32%	1.34%	1.10%		1.58%
Portfolio turnover	25%		27%	41%	49%	170%		59%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007 (unaudited)		For the year ended June 30, 2007	For the period ended June 30, 2006(5)
Net asset value, beginning of period	$11.13		$9.60	$10.15
Income (loss) from investment operations:
Net investment (loss)(1)	(0.06)		(0.10)	(0.02)
Net realized and unrealized gain (loss) from investment activities	0.01		1.63	(0.53)
Net increase from payment by unaffiliated service provider	0.04		—	—
Total income (loss) from investment operations	(0.01)		1.53	(0.55)
Less dividends/distributions:
From net investment income	(0.03)		—	—
From net realized gains	(0.25)		—	—
Total dividends/distributions	(0.28)		—	—
Net asset value, end of period	$10.84		$11.13	$9.60
Total investment return(2)	(0.06	)%(3)	15.94%	(5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$544		$261	$162
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.06	%(4)	4.61%	6.59	%(4)
After expense reimbursement and earnings credits	1.45	%(4)	1.45%	1.45	%(4)
Ratio of net investment (loss) to average net assets	(1.03	)%(4)	(0.99)%	(0.87	)%(4)
Portfolio turnover	72%		78%	12%

	Class Y
	Six months ended December 31, 2007 (unaudited)		For the year ended June 30, 2007	For the period ended June 30, 2006(7)
Net asset value, beginning of period	$11.15		$9.61	$10.00
Income (loss) from investment operations:
Net investment (loss)(1)	(0.04)		(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	0.00	(8)	1.62	(0.37)
Net increase from payment by unaffiliated service provider	0.04		—	—
Total income (loss) from investment operations	0.00	(8)	1.55	(0.39)
Less dividends/distributions:
From net investment income	(0.03)		(0.01)	—
From net realized gains	(0.25)		—	—
Total dividends/distributions	(0.28)		(0.01)	—
Net asset value, end of period	$10.87		$11.15	$9.61
Total investment return(2)	0.11	%(3)	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,589		$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	3.67	%(4)	4.31%	5.90	%(4)
After expense reimbursement and earnings credits	1.20	%(4)	1.20%	1.20	%(4)
Ratio of net investment loss to average net assets	(0.79	)%(4)	(0.73)%	(0.61	)%(4)
Portfolio turnover	72%		72%	12%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Total investment return for the six months ending December 31, 2007 includes a contribution from an unaffiliated service provider. Had this contribution not been included, total investment return would have been (0.43)%, (0.69)% and (0.26)% for Class A, Class C and Class Y, respectively.

(4)  Annualized.

(5)  For the period March 31, 2006 (commencement of issuance) through June 30, 2006.

(6)  For the period April 21, 2006 (commencement of issuance) through June 30, 2006.

(7)  For the period March 27, 2006 (commencement of issuance) through June 30, 2006.

(8)  Amount represents less than $0.005 per share.

	Class C
	Six months ended December 31, 2007 (unaudited)		For the year ended June 30, 2007	For the period ended June 30, 2006(6)
Net asset value, beginning of period	$11.03		$9.58	$10.41
Income (loss) from investment operations:
Net investment (loss)(1)	(0.10)		(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	0.01		1.62	(0.80)
Net increase from payment by unaffiliated service provider	0.04		—	—
Total income (loss) from investment operations	(0.05)		1.45	(0.83)
Less dividends/distributions:
From net investment income	(0.01)		—	—
From net realized gains	(0.25)		—	—
Total dividends/distributions	(0.26)		—	—
Net asset value, end of period	$10.72		$11.03	$9.58
Total investment return(2)	(0.42	)%(3)	15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$166		$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.87	%(4)	5.10%	7.52	%(4)
After expense reimbursement and earnings credits	2.20	%(4)	2.20%	2.20	%(4)
Ratio of net investment (loss) to average net assets	(1.76	)%(4)	(1.73)%	(1.62	)%(4)
Portfolio turnover	72%		78%	12%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.94		$14.41	$13.65	$12.41	$10.00	$9.79
Income (loss) from investment operations:
Net investment (loss)(1)	(0.07)		(0.14)	(0.12)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss) from investment activities	(0.65)		2.14	1.45	1.55	2.55	0.29
Total income (loss) from investment operations	(0.72)		2.00	1.33	1.44	2.44	0.21
Less dividends/distributions:
From net realized gains	(1.04)		(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of period	$14.18		$15.94	$14.41	$13.65	$12.41	$10.00
Total investment return(2)	(4.38)%		14.18%	9.88%	11.63%	24.45%	2.14%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$116,170		$149,362	$151,731	$110,795	$73,833	$9,841
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.54	%(3)	1.65%	1.50%	1.59%	1.56%	1.71%
After expense reimbursement and earnings credits	1.28	%(3)	1.28%	1.28%	1.28%	1.28%	1.40%
Ratio of net investment (loss) to average net assets	(0.90	)%(3)	(0.93)%	(0.82)%	(0.88)%	(0.90)%	(0.90)%
Portfolio turnover	28%		34%	49%	50%	75%	69%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.25		$13.91	$13.29	$12.17	$9.89	$9.75
Income (loss) from investment operations:
Net investment (loss)(1)	(0.12)		(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain (loss) from investment activities	(0.62)		2.05	1.41	1.52	2.51	0.28
Total income (loss) from investment operations	(0.74)		1.81	1.19	1.32	2.31	0.14
Less dividends/distributions:
From net realized gains	(1.04)		(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of period	$13.47		$15.25	$13.91	$13.29	$12.17	$9.89
Total investment return(2)	(4.71)%		13.32%	9.09%	10.86%	23.40%	1.44%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,001		$1,798	$5,598	$9,592	$11,683	$1,132
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.50	%(3)	2.29%	2.39%	2.53%	2.55%	2.47%
After expense reimbursement and earnings credits	2.03	%(3)	2.03%	2.03%	2.03%	2.03%	2.15%
Ratio of net investment loss to average net assets	(1.66	)%(3)	(1.69)%	(1.57)%	1.63%	(1.62)%	(1.65)%
Portfolio turnover	28%		34%	49%	50%	75%	69%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.23		$13.89	$13.28	$12.16	$9.88	$9.74
Income (loss) from investment operations:
Net investment (loss)(1)	(0.12)		(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain (loss) from investment activities	(0.62)		2.05	1.40	1.52	2.51	0.28
Total income (loss) from investment operations	(0.74)		1.81	1.18	1.32	2.31	0.14
Less dividends/distributions:
From net realized gains	(1.04)		(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of period	$13.45		$15.23	$13.89	$13.28	$12.16	$9.88
Total investment return(2)	(4.72)%		13.33%	9.02%	10.87%	23.43%	1.44%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,162		$7,877	$8,329	$8,661	$9,580	$757
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.25	%(3)	2.28%	2.31%	2.45%	2.54%	2.47%
After expense reimbursement and earnings credits	2.03	%(3)	2.03%	2.03%	2.03%	2.03%	2.15%
Ratio of net investment (loss) to average net assets	(1.65	)%(3)	(1.68)%	(1.57)%	(1.63)%	(1.63)%	(1.65)%
Portfolio turnover	28%		34%	49%	50%	75%	69%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.38		$14.75	$13.93	$12.63	$10.15	$9.92
Income (loss) from investment operations:
Net investment (loss)(1)	(0.05)		(0.10)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) from investment activities	(0.67)		2.20	1.47	1.58	2.59	0.29
Total income (loss) from investment operations	(0.72)		2.10	1.39	1.50	2.51	0.23
Less dividends/distributions:
From net realized gains	(1.04)		(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of period	$14.62		$16.38	$14.75	$13.93	$12.63	$10.15
Total investment return(2)	(4.26)%		14.54%	10.12%	11.90%	24.78%	2.32%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$302,298		$303,029	$269,696	$146,725	$91,406	$39,785
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.11	%(3)	1.18%	1.13%	1.14%	1.21%	1.49%
After expense reimbursement and earnings credits	1.03	%(3)	1.03%	1.03%	1.03%	1.03%	1.15%
Ratio of net investment loss to average net assets	(0.64	)%(3)	(0.68)%	(0.57)%	(0.63)%	(0.66)%	(0.66)%
Portfolio turnover	28%		34%	49%	50%	75%	69%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,			For the period ended
	(unaudited)		2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$10.05		$10.14	$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.21		0.35	0.28		0.03
Net realized and unrealized gain (loss) from investment activities	(0.92)		(0.06)	0.18		(0.02)
Total income (loss) from investment operations	(0.71)		0.29	0.46		0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.19)		(0.30)	(0.29)		(0.03)
From net realized gains	—		(0.08)	(0.01)		—
Total dividends/distributions	(0.19)		(0.38)	(0.30)		(0.03)
Net asset value, end of period	$9.15		$10.05	$10.14		$9.98
Total investment return(2)	(7.01)%		2.87%	4.65%		0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$139,607		$257,180	$212,983		$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.98	%(3)	0.95%	0.96%		1.31	%(3)
After expense reimbursement/recoupment and earnings credits	0.98	%(3)	0.95%	0.99	%(4)	1.00	%(3)
Ratio of net investment income to average net assets	4.41	%(3)	3.43%	2.78%		1.75	%(3)
Portfolio turnover	19%		56%	96%		22%

	Class Y
	Six months ended December 31, 2007		Year ended June 30,		For the period ended
	(unaudited)		2007	2006	June 30, 2005(5)
Net asset value, beginning of period	$10.05		$10.15	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(1)	0.22		0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(0.91)		(0.07)	0.19	(0.02)
Total income (loss) from investment operations	(0.69)		0.30	0.49	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.20)		(0.32)	(0.31)	(0.03)
From net realized gains	—		(0.08)	(0.01)	—
Total dividends/distributions	(0.20)		(0.40)	(0.32)	(0.03)
Net asset value, end of period	$9.16		$10.05	$10.15	$9.98
Total investment return(2)	(6.88)%		2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$225,454		$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.76	%(3)	0.75%	0.77%	1.11	%(3)
After expense reimbursement/recoupment and earnings credits	0.76	%(3)	0.75%	0.77%	0.85	%(3)
Ratio of net investment income to average net assets	4.53	%(3)	3.63%	3.00%	1.90	%(3)
Portfolio turnover	19%		56%	96%	22%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

(5)  For the period April 27, 2005 (commencement of issuance) through June 30, 2005.

	Class C
	Six months ended December 31, 2007		Year ended June 30,				For the period ended
	(unaudited)		2007		2006		June 30, 2005(5)
Net asset value, beginning of period	$10.04		$10.14		$9.98		$10.00
Income (loss) from investment operations:
Net investment income(1)	0.19		0.31		0.24		0.02
Net realized and unrealized gain (loss) from investment activities	(0.91)		(0.06)		0.18		(0.02)
Total income (loss) from investment operations	(0.72)		0.25		0.42		—
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.17)		(0.27)		(0.25)		(0.02)
From net realized gains	—		(0.08)		(0.01)		—
Total dividends/distributions	(0.17)		(0.35)		(0.26)		(0.02)
Net asset value, end of period	$9.15		$10.04		$10.14		$9.98
Total investment return(2)	(7.18)%		2.42%		4.30%		0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$22,249		$37,548		$30,618		$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.32	%(3)	1.29%		1.32%		1.68	%(3)
After expense reimbursement/recoupment and earnings credits	1.32	%(3)	1.30	%(4)	1.35	%(4)	1.35	%(3)
Ratio of net investment income to average net assets	4.03	%(3)	3.07%		2.42%		1.40	%(3)
Portfolio turnover	19%		56%		96%		22%

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.41		$9.50	$9.83	$9.87	$10.24	$9.01
Income (loss) from investment operations:
Net investment income(1)	0.12		0.26	0.19	0.17	0.19	0.24
Net realized and unrealized gain (loss) from investment activities	0.19		(0.10)	(0.15)	0.34	0.35	1.21
Total income (loss) from investment operations	0.31		0.16	0.04	0.51	0.54	1.45
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.23)		(0.25)	(0.37)	(0.55)	(0.91)	(0.22)
Net asset value, end of period	$9.49		$9.41	$9.50	$9.83	$9.87	$10.24
Total investment return(2)	3.32%		1.67%	0.51%	5.05%	5.21%	16.34%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$13,565		$14,093	$15,546	$16,701	$14,610	$11,659
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.36	%(3)	1.40%	1.48%	1.48%	1.55%	1.53%
After expense reimbursement and earnings credits	1.15	%(3)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.40	%(3)	2.67%	1.97%	1.65%	1.84%	2.44%
Portfolio turnover	49%		74%	114%	112%	186%	145%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.43		$9.52	$9.85	$9.88	$10.25	$9.01
Income (loss) from investment operations:
Net investment income(1)	0.08		0.18	0.12	0.09	0.11	0.16
Net realized and unrealized gain (loss) from investment activities	0.19		(0.09)	(0.15)	0.35	0.35	1.23
Total income (loss) from investment operations	0.27		0.09	(0.03)	0.44	0.46	1.39
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.19)		(0.18)	(0.30)	(0.47)	(0.83)	(0.15)
Net asset value, end of period	$9.51		$9.43	$9.52	$9.85	$9.88	$10.25
Total investment return(2)	2.91%		0.90%	(0.26)%	4.29%	4.38%	15.61%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$141		$215	$420	$1,153	$1,536	$1,755
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.17	%(3)	2.17%	2.25%	2.30%	2.33%	2.30%
After expense reimbursement and earnings credits	1.90	%(3)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.64	%(3)	1.92%	1.22%	0.90%	1.09%	1.69%
Portfolio turnover	49%		74%	114%	112%	186%	145%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  For the period July 2, 2002 (commencement of issuance) through June 30, 2003.

	Class C
	Six months ended December 31, 2007		Year ended June 30,				For the period ended
	(unaudited)		2007	2006	2005	2004	June 30, 2003(4)
Net asset value, beginning of period	$9.38		$9.47	$9.81	$9.85	$10.23	$9.00
Income (loss) from investment operations:
Net investment income(1)	0.09		0.21	0.14	0.12	0.14	0.19
Net realized and unrealized gain (loss) from investment activities	0.20		(0.10)	(0.15)	0.35	0.34	1.22
Total income (loss) from investment operations	0.29		0.11	(0.01)	0.47	0.48	1.41
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.21)		(0.20)	(0.33)	(0.51)	(0.86)	(0.18)
Net asset value, end of period	$9.46		$9.38	$9.47	$9.81	$9.85	$10.23
Total investment return(2)	3.08%		1.17%	(0.09)%	4.60%	4.64%	15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,555		$1,491	$2,426	$3,081	$3,451	$3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.75	%(3)	1.77%	1.88%	1.92%	1.99%	2.01	%(3)
After expense reimbursement and earnings credits	1.65	%(3)	1.65%	1.65%	1.65%	1.65%	1.65	%(3)
Ratio of net investment income to average net assets	1.90	%(3)	2.17%	1.47%	1.15%	1.34%	1.94	%(3)
Portfolio turnover	49%		74%	114%	112%	186%	145%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.45		$10.51	$10.84	$10.83	$11.16	$9.79
Income (loss) from investment operations:
Net investment income(1)	0.14		0.31	0.23	0.21	0.23	0.28
Net realized and unrealized gain (loss) from investment activities	0.21		(0.10)	(0.17)	0.38	0.38	1.33
Total income (loss) from investment operations	0.35		0.21	0.06	0.59	0.61	1.61
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.24)		(0.27)	(0.39)	(0.58)	(0.94)	(0.24)
Net asset value, end of period	$10.56		$10.45	$10.51	$10.84	$10.83	$11.16
Total investment return(2)	3.40%		2.03%	0.65%	5.36%	5.43%	16.72%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$104,104		$107,465	$80,536	$52,345	$41,016	$35,484
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.99	%(3)	1.03%	1.16%	1.16%	1.24%	1.32%
After expense reimbursement and earnings credits	0.90	%(3)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.65	%(3)	2.93%	2.22%	1.90%	2.09%	2.69%
Portfolio turnover	49%		74%	114%	112%	186%	145%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.92		$6.89	$7.14	$7.06	$6.84	$6.36
Income (loss) from investment operations:
Net investment income(1)	0.25		0.50	0.55	0.57	0.58	0.56
Net realized and unrealized gain (loss) from investment activities	(0.38)		0.08	(0.24)	0.10	0.22	0.50
Total income (loss) from investment operations	(0.13)		0.58	0.31	0.67	0.80	1.06
Less dividends/distributions:
From net investment income	(0.24)		(0.55)	(0.56)	(0.59)	(0.58)	(0.58)
Net asset value, end of period	$6.55		$6.92	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	(1.94)%		8.60%	4.48%	9.66%	12.15%	17.70%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$39,878		$45,031	$51,121	$66,677	$72,614	$76,309
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.33	%(3)	1.28%	1.37%	1.28%	1.31%	1.29%
After expense reimbursement and earnings credits	1.20	%(3)	1.20%	1.20%	1.20%	1.20%	0.95%
Ratio of net investment income to average net assets	7.35	%(3)	7.16%	7.86%	7.83%	8.27%	8.72%
Portfolio turnover	16%		46%	64%	61%	80%	71%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.93		$6.89	$7.14	$7.06	$6.83	$6.35
Income (loss) from investment operations:
Net investment income(1)	0.22		0.45	0.50	0.51	0.53	0.51
Net realized and unrealized gain (loss) from investment activities	(0.38)		0.09	(0.25)	0.10	0.23	0.50
Total income (loss) from investment operations	(0.16)		0.54	0.25	0.61	0.76	1.01
Less dividends/distributions:
From net investment income	(0.21)		(0.50)	(0.50)	(0.53)	(0.53)	(0.53)
Net asset value, end of period	$6.56		$6.93	$6.89	$7.14	$7.06	$6.83
Total investment return(2)	(2.31)%		7.93%	3.69%	8.79%	11.48%	16.83%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,827		$2,386	$2,497	$3,945	$7,844	$13,130
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.06	%(3)	2.04%	2.09%	1.99%	2.05%	2.05%
After expense reimbursement and earnings credits	1.95	%(3)	1.95%	1.95%	1.95%	1.95%	1.70%
Ratio of net investment income to average net assets	6.58	%(3)	6.42%	7.11%	7.08%	7.53%	7.97%
Portfolio turnover	16%		46%	64%	61%	80%	71%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.93		$6.89	$7.14	$7.06	$6.84	$6.35
Income (loss) from investment operations:
Net investment income(1)	0.23		0.47	0.52	0.53	0.55	0.53
Net realized and unrealized gain (loss) from investment activities	(0.39)		0.08	(0.25)	0.10	0.22	0.51
Total income (loss) from investment operations	(0.16)		0.55	0.27	0.63	0.77	1.04
Less dividends/distributions:
From net investment income	(0.22)		(0.51)	(0.52)	(0.55)	(0.55)	(0.55)
Net asset value, end of period	$6.55		$6.93	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	(2.19)%		8.05%	3.95%	9.09%	11.59%	17.29%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$9,607		$11,330	$12,177	$15,389	$17,499	$18,969
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.81	%(3)	1.78%	1.86%	1.79%	1.82%	1.79%
After expense reimbursement and earnings credits	1.70	%(3)	1.70%	1.70%	1.70%	1.70%	1.45%
Ratio of net investment income to average net assets	6.85	%(3)	6.66%	7.36%	7.33%	7.78%	8.22%
Portfolio turnover	16%		46%	64%	61%	80%	71%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.96		$6.92	$7.17	$7.10	$6.87	$6.38
Income (loss) from investment operations:
Net investment income(1)	0.26		0.52	0.57	0.59	0.61	0.58
Net realized and unrealized gain (loss) from investment activities	(0.38)		0.09	(0.24)	0.09	0.23	0.50
Total income (loss) from investment operations	(0.12)		0.61	0.33	0.68	0.84	1.08
Less dividends/distributions:
From net investment income	(0.25)		(0.57)	(0.58)	(0.61)	(0.61)	(0.59)
Net asset value, end of period	$6.59		$6.96	$6.92	$7.17	$7.10	$6.87
Total investment return(2)	(1.80)%		8.98%	4.72%	9.82%	12.66%	18.08%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$74,548		$47,768	$33,015	$30,277	$48,038	$71,819
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.97	%(3)	0.98%	1.06%	0.96%	0.92%	1.05%
After expense reimbursement and earnings credits	0.95	%(3)	0.95%	0.95%	0.95%	0.92%	0.70%
Ratio of net investment income to average net assets	7.67	%(3)	7.43%	8.11%	8.08%	8.55%	8.97%
Portfolio turnover	16%		46%	64%	61%	80%	71%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$10.46		$10.27		$10.73	$10.56	$10.99	$10.51
Income (loss) from investment operations:
Net investment income(1)	0.14		0.32		0.40	0.39	0.39	0.42
Net realized and unrealized gain (loss) from investment activities	(0.10)		0.24		(0.42)	0.20	(0.37)	0.52
Net increase from payment by Advisor	—		0.00	(4)	—	—	—	—
Total income (loss) from investment operations	0.04		0.56		(0.02)	0.59	0.02	0.94
Less dividends/distributions:
From net investment income	(0.35)		(0.37)		(0.44)	(0.42)	(0.45)	(0.46)
Net asset value, end of period	$10.15		$10.46		$10.27	$10.73	$10.56	$10.99
Total investment return(2)	0.39%		5.39	%(5)	(0.07)%	5.72%	0.18%	9.17%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$16,815		$29,356		$31,285	$34,282	$31,420	$31,337
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.07	%(3)	1.07%		1.07%	1.19%	1.11%	1.04%
After expense reimbursement and earnings credits	0.85	%(3)	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	2.67	%(3)	3.08%		3.79%	3.61%	3.58%	3.89%
Portfolio turnover	107%		209%		229%	174%	137%	180%
	Class B
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$10.47		$10.28		$10.74	$10.56	$10.97	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.10		0.25		0.32	0.31	0.30	0.34
Net realized and unrealized gain (loss) from investment activities	(0.10)		0.23		(0.42)	0.21	(0.36)	0.52
Net increase from payment by Advisor	—		0.00	(4)	—	—	—	—
Total income (loss) from investment operations	0.00		0.48		(0.10)	0.52	(0.06)	0.86
Less dividends/distributions:
From net investment income	(0.31)		(0.29)		(0.36)	(0.34)	(0.35)	(0.39)
Net asset value, end of period	$10.16		$10.47		$10.28	$10.74	$10.56	$10.97
Total investment return(2)	0.01%		4.70	%(5)	(0.93)%	4.96%	(0.55)%	8.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$345		$442		$808	$1,620	$2,043	$3,646
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.91	%(3)	1.84%		1.83%	2.00%	2.00%	1.79%
After expense reimbursement and earnings credits	1.60	%(3)	1.60%		1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	1.95	%(3)	2.39%		3.04%	2.86%	2.82%	3.14%
Portfolio turnover	107%		209%		229%	174%	137%	180%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)  Annualized.

(4)  Amount represents less than $0.005 per share.

(5)  The payment by the Advisor had no effect on total investment return.

	Class C
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$10.45		$10.26		$10.72	$10.55	$10.98	$10.50
Income (loss) from investment operations:
Net investment income(1)	0.11		0.27		0.34	0.33	0.33	0.37
Net realized and unrealized gain (loss) from investment activities	(0.10)		0.24		(0.41)	0.22	(0.37)	0.52
Net increase from payment by Advisor	—		0.00	(4)	—	—	—	—
Total income (loss) from investment operations	0.01		0.51		(0.07)	0.55	(0.04)	0.89
Less dividends/distributions:
From net investment income	(0.33)		(0.32)		(0.39)	(0.38)	(0.39)	(0.41)
Net asset value, end of period	$10.13		$10.45		$10.26	$10.72	$10.55	$10.98
Total investment return(2)	0.05%		4.98	%(5)	(0.67)%	5.25%	(0.37)%	8.65%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,391		$1,525		$1,530	$2,068	$2,195	$3,164
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.55	%(3)	1.55%		1.56%	1.64%	1.65%	1.54%
After expense reimbursement and earnings credits	1.35	%(3)	1.35%		1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.19	%(3)	2.56%		3.29%	3.11%	3.08%	3.39%
Portfolio turnover	107%		209%		229%	174%	137%	180%
	Class Y
	Six months ended December 31, 2007		Year ended June 30,
	(unaudited)		2007		2006	2005	2004	2003
Net asset value, beginning of period	$10.46		$10.27		$10.72	$10.57	$11.01	$10.53
Income (loss) from investment operations:
Net investment income(1)	0.15		0.34		0.42	0.41	0.41	0.45
Net realized and unrealized gain (loss) from investment activities	(0.10)		0.25		(0.41)	0.21	(0.37)	0.52
Net increase from payment by Advisor	—		0.00	(4)	—	—	—	—
Total income (loss) from investment operations	0.05		0.59		0.01	0.62	0.04	0.97
Less dividends/distributions:
From net investment income	(0.37)		(0.40)		(0.46)	(0.47)	(0.48)	(0.49)
Net asset value, end of period	$10.14		$10.46		$10.27	$10.72	$10.57	$11.01
Total investment return(2)	0.43%		5.76	%(5)	0.14%	5.95%	0.40%	9.42%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$171,527		$163,172		$105,526	$109,568	$89,281	$78,807
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.75	%(3)	0.76%		0.82%	0.78%	0.80%	0.79%
After expense reimbursement and earnings credits	0.60	%(3)	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.94	%(3)	3.27%		4.04%	3.86%	3.83%	4.14%
Portfolio turnover	107%		209%		229%	174%	137%	180%

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.  Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 9, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fifteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offer Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:  Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market

The UBS Funds—Notes to financial statements

quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts generally are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

B.  Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming

The UBS Funds—Notes to financial statements

negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of Investments.

C.  Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.  Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.  Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a

The UBS Funds—Notes to financial statements

securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

G.  Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.  Swap agreements: The Funds (except for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund) may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit

The UBS Funds—Notes to financial statements

event occurs, the Fund will lose full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At December 31, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	GBP	42,300,000	01/19/36	—	(1)	3.0550%		$(9,261,483)
Barclays Bank PLC	GBP	10,600,000	07/03/36	—	(1)	3.1075		(2,077,429)
Citigroup	USD	401,000,000	04/23/08	—	(2)	4.5625		(50,006)
Deutsche Bank AG	USD	1,575,000,000	01/07/08	4.7025	%(3)	5.4825		980,979
Deutsche Bank AG	USD	1,117,000,000	01/10/08	4.7025	(3)	5.3600		304,687
Deutsche Bank AG	USD	775,000,000	02/05/08	5.1150		4.7025	(3)	(468,232)
Deutsche Bank AG	USD	600,000,000	04/02/08	—	(2)	4.8000		106,779
Deutsche Bank AG	USD	780,000,000	04/09/08	—	(2)	4.6150		(57,351)
Deutsche Bank AG	USD	768,000,000	04/09/08	—	(2)	4.5700		(142,717)
Deutsche Bank AG	USD	678,000,000	04/23/08	—	(2)	4.6900		130,821
Deutsche Bank AG	EUR	421,500,000	07/23/11	—	(4)	4.8517		4,305,194
Deutsche Bank AG	AUD	1,189,000,000	08/24/11	—	(5)	6.7500		(14,632,837)
Deutsche Bank AG	USD	114,000,000	12/30/11	5.0150		4.7025	(3)	(3,677,649)
Deutsche Bank AG	USD	67,000,000	09/19/12	5.6325		4.7025	(3)	(5,089,162)
Deutsche Bank AG	EUR	99,500,000	07/23/19	4.9477		—	(4)	(1,338,156)
Deutsche Bank AG	AUD	300,500,000	08/24/19	6.5700		—	(6)	8,250,441
Deutsche Bank AG	GBP	49,000,000	06/27/37	5.2100		5.9400	(7)	(8,263,182)

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	GBP	65,000,000	06/27/37	—	(1)	3.3150%		$(6,069,743)
Goldman Sachs International	USD	775,000,000	02/05/08	4.7025	%(3)	5.1175		473,161
Goldman Sachs International	CHF	30,000,000	12/17/17	2.8833	(8)	3.3300		78,803
Goldman Sachs International	JPY	2,400,000,000	02/02/37	2.5230		0.9750	(9)	(542,458)
Goldman Sachs International	GBP	14,000,000	03/13/37	—	(1)	3.0675		(2,768,988)
JPMorgan Chase Bank	USD	919,000,000	06/12/11	—	(2)	5.6100		24,526,017
JPMorgan Chase Bank	USD	224,000,000	06/12/19	5.8475		—	(2)	(16,133,521)
Lehman Brothers	USD	10,450,000	03/20/28	—	(10)	4.2000		(122,853)
Lehman Brothers	USD	10,450,000	03/20/28	3.7400		—	(11)	26,783
Lehman Brothers	USD	10,450,000	03/27/28	—	(10)	4.2000		(124,424)
Lehman Brothers	USD	10,450,000	03/27/28	3.7400		—	(11)	28,402
Merrill Lynch	USD	433,000,000	01/10/08	4.7025	(2)	5.3700		129,162
Merrill Lynch	USD	755,000,000	04/02/08	—	(2)	4.6650		(120,220)
Merrill Lynch	USD	500,000,000	04/09/08	—	(2)	4.7150		88,018
Merrill Lynch	GBP	433,500,000	11/09/11	—	(12)	5.3000		3,847,119
Merrill Lynch	GBP	105,000,000	11/09/19	5.1000		—	(12)	(2,591,729)
Royal Bank of Scotland PLC	JPY	1,600,000,000	05/09/35	2.2513		0.9750	(9)	452,276
Royal Bank of Scotland PLC	GBP	80,000,000	12/09/35	4.3175		—	(12)	9,522,587
Royal Bank of Scotland PLC	JPY	1,500,000,000	03/02/36	2.4625		0.9750	(9)	(166,587)
Royal Bank of Scotland PLC	JPY	1,100,000,000	07/05/36	2.7800		0.9750	(9)	(820,366)
Royal Bank of Scotland PLC	GBP	13,000,000	01/24/37	—	(1)	3.0900		(2,493,021)
								$(23,760,885)

(1)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(2)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(3)  Rate based on 3 month LIBOR (USD BBA)

(4)  Rate based on 6 month EURIBOR (EUR EURIBOR). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(5)  Rate based on 3 month Australian BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(6)  Rate based on 6 month Australian BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(7)  Rate based on 6 month LIBOR (GBP BBA).

(8)  Rate based on 6 month LIBOR (Swiss BBA)

(9)  Rate based on 6 month LIBOR (JPY BBA)

(10)  Rate based MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(11)  Rate based SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(12)  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

BBA    British Banking Association

BBSW  Bank Bill Swap Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

MMD  Municipal Market Data

SIFMA  Securities Industry and Financial Markets Association

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund	Value
Goldman Sachs International	USD	153,000,000	09/16/09	4.7025	%(1)	4.9475%	$4,446,358

(1)  Rate based on 3 month LIBOR (USD BBA)

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	GBP	3,930,000	03/28/37	4.7420%		5.9400	%(1)	$(54,498)
Goldman Sachs International	GBP	2,960,000	03/28/37	—	(2)	3.1280		(514,247)
								$(568,745)

(1)  Rate based on 6 month LIBOR (GBP BBA)

(2)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

GBP  Great Britain Pound

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Citigroup	USD	28,000,000	04/23/08	—	(1)	4.5625%		$(3,492)
Deutsche Bank AG	USD	102,000,000	01/07/08	4.7025	%(2)	5.4825		63,529
Deutsche Bank AG	USD	72,000,000	01/10/08	4.7025	(2)	5.3600		19,639
Deutsche Bank AG	USD	50,000,000	02/05/08	5.1150		4.7025	(2)	(30,209)
Deutsche Bank AG	USD	49,000,000	04/02/08	—	(1)	4.8000		8,720
Deutsche Bank AG	USD	49,000,000	04/09/08	—	(1)	4.615		(3,603)
Deutsche Bank AG	USD	48,000,000	04/09/08	—	(1)	4.5700		(8,920)
Deutsche Bank AG	USD	48,000,000	04/23/08	—	(1)	4.6900		9,262
Deutsche Bank AG	EUR	26,000,000	07/23/11	—	(3)	4.8517		265,564
Deutsche Bank AG	AUD	75,000,000	08/24/11	—	(4)	6.7500		(923,013)
Deutsche Bank AG	EUR	6,000,000	07/23/19	4.9477		—	(3)	(80,693)
Deutsche Bank AG	AUD	19,000,000	08/24/19	6.5700		—	(5)	521,659
Goldman Sachs International	USD	50,000,000	02/05/08	4.7025	(2)	5.1175		30,527
Goldman Sachs International	USD	28,000,000	09/16/09	4.7025	(2)	4.9475		813,713
JPMorgan Chase Bank	USD	55,000,000	06/12/11	—	(1)	5.6100		1,467,825
JPMorgan Chase Bank	USD	13,000,000	06/12/19	5.8475		—	(1)	(936,320)
Lehman Brothers	USD	775,000	03/20/28	—	(6)	4.2000		(9,111)
Lehman Brothers	USD	775,000	03/20/28	3.7400		—	(7)	1,986

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Lehman Brothers	USD	775,000	03/27/28	—	%(6)	4.2000%		$(9,228)
Lehman Brothers	USD	775,000	03/27/28	3.7400		—	(7)	2,106
Merrill Lynch	USD	28,000,000	01/10/08	4.7025	(2)	5.3700		8,352
Merrill Lynch	USD	47,000,000	04/02/08	—	(1)	4.6650		(7,484)
Merrill Lynch	USD	41,000,000	04/09/08	—	(1)	4.7150		7,218
Merrill Lynch	USD	15,000,000	12/15/09	—	(1)	3.9481		53,170
Merrill Lynch	GBP	27,500,000	11/09/11	—	(8)	5.3000		244,050
Merrill Lynch	USD	4,300,000	11/15/14	4.6211		—	(1)	(60,098)
Merrill Lynch	GBP	6,500,000	11/09/19	5.1000		—	(8)	(160,440)
								$1,284,709

(1)  Payments based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(2)  Rate based on 3 month LIBOR (USD BBA)

(3)  Rate based on 6 month EURIBOR (EUR EURIBOR). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(4)  Rate based on 3 month Australian BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(5)  Rate based on 6 month Australian BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(6)  Rate based on MMD Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(7)  Rate based SIFMA Municipal Swap Index. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

(8)  Rate based on 6 month GBP LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2007.

BBA    British Banking Association

BBSW  Bank Bill Swap Rate

EURIBOR  Euro Interbank Offered Rate

LIBOR  London Interbank Offered Rate

MMD  Municipal Market Data

SIFMA  Securities Industry and Financial Markets Association

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

At December 31, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund had outstanding credit default swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	USD	48,500,000	12/20/11	1.4000	%(1)	—	(2)	$176,788
Barclays Bank PLC	USD	62,500,000	12/20/11	1.4000	(1)	—	(2)	227,819
Barclays Bank PLC	USD	57,000,000	06/20/12	1.2500	(1)	—	(3)	835,732

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	4,350,000	09/20/08	—	(4)	6.0000	%(1)	$(476,979)
Goldman Sachs International	USD	56,500,000	12/20/11	1.4000	(1)	—	(2)	205,949
Goldman Sachs International	EUR	4,320,000	03/20/12	—	(5)	2.5000	(1)	(391,595)
Goldman Sachs International	USD	219,000,000	06/20/12	—	(6)	2.7500	(1)	(10,670,821)
Goldman Sachs International	USD	20,000,000	12/20/12	3.7500	%(1)	—	(7)	851,300
								$(9,241,807)

(1)  Payments made are based on the notional amount.

(2)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.6 Index.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.7 Index.

(4)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc 4.000% bond, due 03/22/11.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the WDAC Subsidiary Corp. 8.500% bond, due 12/01/14.

(6)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY.8 Index.

(7)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY.9 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Global Allocation Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,250,000	12/13/49	—	(1)	0.2700	%(2)	$(348,507)
Deutsche Bank AG	USD	3,975,000	08/25/37	—	(3)	0.0900	(2)	(967,708)
Goldman Sachs International	USD	950,000	12/13/49	—	(1)	0.2700	(2)	(147,148)
Merrill Lynch	USD	3,875,000	12/13/49	—	(1)	0.2700	(2)	(600,207)
Merrill Lynch	USD	2,400,000	08/25/37	—	(3)	0.0900	(2)	(584,277)
								$(2,647,847)

(1)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA Series 3 Index.

(2)  Payments made are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA Series 7 Index.

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	4,300,000	06/20/08	—	(1)	1.0500	%(2)	$(581,854)
Deutsche Bank AG	USD	1,420,000	06/20/08	—	(3)	0.6500	(2)	(15,584)
Deutsche Bank AG	USD	2,570,000	03/20/11	0.1700	%(2)	—	(4)	5,832
Deutsche Bank AG	EUR	3,040,000	09/20/11	0.2500	(2)	—	(5)	8,132
Deutsche Bank AG	EUR	3,000,000	09/20/11	0.5700	(2)	—	(6)	(43,024)
Deutsche Bank AG	USD	4,500,000	12/20/11	0.3800	(2)	—	(7)	(20,154)
Deutsche Bank AG	USD	2,700,000	12/20/11	0.4800	(2)	—	(8)	92,704
Deutsche Bank AG	EUR	2,100,000	03/20/12	0.2600	(2)	—	(9)	23,680
Deutsche Bank AG	EUR	25,700,000	06/20/12	0.5500	(2)	—	(10)	55,929
Deutsche Bank AG	EUR	25,700,000	06/20/17	—	(11)	0.5000	(2)	(480,812)
Goldman Sachs International	EUR	630,000	03/20/12	—	(12)	2.5000	(2)	(57,108)
Goldman Sachs International	EUR	4,200,000	03/20/12	—	(13)	0.1400	(2)	(68,213)
Goldman Sachs International	USD	10,800,000	06/20/12	1.2500	(2)	—	(14)	158,349
Goldman Sachs International	USD	3,750,000	12/20/12	1.4500	(2)	—	(15)	3,082
Goldman Sachs International	EUR	14,500,000	12/20/12	0.6500	(2)	—	(16)	39,610
Goldman Sachs International	USD	2,600,000	12/13/49	—	(17)	0.2700	(2)	(402,720)
Goldman Sachs International	USD	4,700,000	12/13/49	—	(17)	0.2700	(2)	(727,993)
Goldman Sachs International	USD	2,300,000	12/13/49	—	(17)	0.2700	(2)	(356,252)
Goldman Sachs International	USD	3,300,000	12/13/49	—	(17)	0.2700	(2)	(511,144)
Goldman Sachs International	USD	3,600,000	12/13/49	—	(17)	0.2700	(2)	(557,612)
JPMorgan Chase Bank	USD	10,200,000	06/20/12	2.7500	(2)	—	(18)	496,997
JPMorgan Chase Bank	USD	10,500,000	06/20/12	2.7500	(2)	—	(18)	511,615
JPMorgan Chase Bank	EUR	7,200,000	12/20/12	3.7500	(2)	—	(19)	(184,324)
Merrill Lynch	USD	10,600,000	12/20/12	0.9000	(2)	—	(20)	(120,747)
Merrill Lynch	USD	14,550,000	12/20/12	0.6000	(2)	—	(21)	105,843
Merrill Lynch	EUR	3,600,000	12/20/12	3.7500	(2)	—	(19)	(92,162)
								$(2,717,930)

(1)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(2)  Payments made are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the SLM Corp. 5.125% bond, due 08/27/12.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Nissan Motor Co., Ltd. 1.000% bond, due 07/29/10.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel N.V. 4.250% bond, due 06/14/11.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wolters Kluwer N.V. 5.125% bond, due 01/27/14.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company 6.000% bond, due 03/15/08.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corp. 5.875% bond, due 07/15/12.

(9)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volvo AB 5.375% bond, due 01/26/10.

(10)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx HiVol Series 7 Index.

(11)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 7 Index.

The UBS Funds—Notes to financial statements

(12)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the WDAC Subsidiary Corp. 8.500% bond, due 12/01/14.

(13)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Suisse Finance Group 3.125% bond, due 09/14/12.

(14)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.7 Index.

(15)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the MDC Holdings, Inc 5.500% bond, due 05/19/13.

(16)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe HiVol Series 8 Index.

(17)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the CMBX-NA-AA Series 3 Index.

(18)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY.8 Index.

(19)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 8 Index.

(20)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the American International Group 4.250% bond, due 05/15/13.

(21)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG.9 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Global Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	1,000,000	09/20/12	1.9000	%(1)	—	(2)	$219,960
Goldman Sachs International	USD	1,000,000	09/20/12	—	(3)	5.3000	%(1)	(264,099)
Goldman Sachs International	EUR	750,000	04/05/13	0.4800	(1)	—	(4)	22,189
Goldman Sachs International	EUR	750,000	06/28/13	0.3000	(1)	—	(5)	8,790
Goldman Sachs International	EUR	750,000	04/10/14	0.6900	(1)	—	(6)	3,679
Goldman Sachs International	USD	1,300,000	12/20/17	0.8475	(1)	—	(7)	(27,634)
Goldman Sachs International	USD	2,000,000	12/13/49	—	(8)	0.2700	(1)	(309,784)
Goldman Sachs International	USD	1,000,000	12/13/49	—	(8)	0.2700	(1)	(154,892)
								$(501,791)

(1)  Payments made are based on the notional amount.

(2)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc. 4.000% bond, due 03/22/11.

(3)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(4)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Clariant AG 4.250% bond, due 02/15/08.

(5)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Swedish Match AB 4.625% bond, due 06/28/13.

(6)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Casino Guichard-Perrachon 6.000% bond, due 02/27/12.

(7)  Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the AlG Inc. 4.250% bond, due 05/15/13.

(8)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA Series 3 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS High Yield Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	650,000	09/20/08	—	(1)	6.0000	%(2)	$(71,273)
Goldman Sachs International	USD	550,000	09/20/08	—	(1)	6.0000	(2)	(60,308)
Goldman Sachs International	USD	1,000,000	09/20/08	—	(3)	5.0000	(2)	(167,320)
Goldman Sachs International	USD	12,000,000	12/20/12	3.7500	%(2)	—	(4)	510,780
								$211,879

(1)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc. 4.000% bond, due 03/22/11.

(2)  Payments made are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(4)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY.9 Index.

Currency type abbreviation:

USD  United States Dollar

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	1,150,000	8/25/37	—	(1)	0.0900	%(2)	$(279,966)
Deutsche Bank AG	USD	650,000	12/13/49	—	(3)	0.2700	(2)	(100,680)
Goldman Sachs International	USD	600,000	9/20/08	—	(4)	6.0000	(2)	(65,790)
Goldman Sachs International	USD	200,000	12/13/49	—	(3)	0.2700	(2)	(30,978)
JPMorgan Chase Bank	USD	700,000	9/20/08	—	(5)	3.0000	(2)	(5,342)
Lehman Brothers	USD	1,050,000	9/20/08	—	(6)	5.5000	(2)	(172,542)
Merrill Lynch	USD	700,000	8/25/37	—	(1)	0.0900	(2)	(170,414)
Merrill Lynch	USD	1,200,000	12/13/49	—	(3)	0.2700	(2)	(185,870)
								$(1,011,582)

(1)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-AAA 07-1 Index.

(2)  Payments made are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AA 3 Index.

(4)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans, Inc 4.000% bond, due 03/22/11.

(5)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the KB Home 5.750% bond, due 02/01/14.

(6)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

At December 31, 2007, UBS Global Frontier Fund and UBS Absolute Return Bond Fund had outstanding total return swap agreements with the following terms:

UBS Global Frontier Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	42,426,709	09/01/10	5.1900	%(1)	—	(2)	$(638,091)

(1)  Payments made based on 1 month LIBOR (USD BBA) plus 65 basis points.

(2)  Payment is equal to the total return of the UBS Global Securities Relationship Fund.

BBA    British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	BRL	2,575,000	05/15/45	$2,226,497	(1)	—	(2)	$2,269,011

(Upfront payments made by the Fund of $2,226,497)

(1)  Payment made 05/22/07 to fully fund the swap.

(2)  Rate is equal to the total return of the Federative Republic of Brazil Nota do Tesouro Nacional Serie B 6.000% bond, due 05/15/45.

Currency type abbreviation:

BRL  Brazilian Real

I.  Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

The UBS Funds—Notes to financial statements

Written option activity for the period ended December 31, 2007 for UBS U.S. Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2007	1,620	$282,351
Options written	3,836	590,457
Options terminated in closing purchase transactions	(1,620)	(282,351)
Options expired prior to exercise	(3,026)	(276,487)
Options outstanding at December 31, 2007	810	$313,970

J.  Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.  Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

The UBS Dynamic Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. There were no short positions as of December 31, 2007 for any of these funds.

L.  Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require

The UBS Funds—Notes to financial statements

reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

M.  Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.  Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$69,479
UBS Global Equity Fund	1,358
UBS U.S. Equity Alpha Fund	8,988
UBS U.S. Large Cap Equity Fund	42,522
UBS U.S. Large Cap Value Equity Fund	3,007
UBS U.S. Mid Cap Growth Equity Fund	630

O.  Redemption fees: Effective on or about March 1, 2007, each class of each series of the UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. Prior to March 1, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund charged a 1.00% redemption fee if Class A shares or Class Y shares were sold or exchanged less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statements of changes in net assets. For the period ended December 31, 2007, redemption fees represent less than $0.005 per share.

The UBS Funds—Notes to financial statements

2.  Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650	0.650	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400

	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding securities loan fees and dividend expense for securities sold short for UBS U.S. Equity Alpha Fund) of each Fund to the extent that total annualized operating expenses (excluding securities loan fees and dividend expense for securities sold short for UBS U.S. Equity Alpha Fund) exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2007, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$11,264,536	$—
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	17,620,020	—

The UBS Funds—Notes to financial statements

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Global Frontier Fund	1.40%	N/A*	2.15%	1.15%	$427,900	$61,975
UBS Global Equity Fund	1.25	2.00%	2.00	1.00	1,474,129	94,669
UBS International Equity Fund	1.25	2.00	2.00	1.00	817,193	119,374
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	1,157,993	7,301
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	3,346,132	—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	274,991	122,193
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	463,197	137,386
UBS U.S. Mid Cap Growth Fund	1.45	N/A*	2.20	1.20	26,482	77,162
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	1,920,098	300,543
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	1,353,031	—
UBS Global Bond Fund	1.15	1.90	1.65	0.90	408,918	63,797
UBS High Yield Fund	1.20	1.95	1.70	0.95	351,700	40,495
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	495,112	156,225

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the period ended December 31, 2007 are subject to repayment through June 30, 2011. For the period ended December 31, 2007, UBS Global Equity Fund and UBS U.S. Equity Alpha Fund repaid $27,486 and $9,076, respectively, of fee waivers and expenses the Advisor had previously reimbursed.

At December 31, 2007 the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2008	Expires June 30, 2009	Expires June 30, 2010	Expires June 30, 2011
UBS Global Frontier Fund—Class A	$34,213	$—	$—	$—	$34,213
UBS Global Frontier Fund—Class C	10,040	—	—	—	10,040
UBS Global Frontier Fund—Class Y	17,722	—	—	—	17,722
UBS Global Equity Fund—Class A	589,453	157,744	194,726	173,962	63,021
UBS Global Equity Fund—Class B	465,793	271,790	173,443	17,045	3,514
UBS Global Equity Fund—Class C	383,400	155,224	124,069	75,973	28,134
UBS Global Equity Fund—Class Y	36,509	21,232	5,435	9,842	—

The UBS Funds—Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2008	Expires June 30, 2009	Expires June 30, 2010	Expires June 30, 2011
UBS International Equity Fund—Class A	$142,227	$49,413	$46,597	$29,729	$16,488
UBS International Equity Fund—Class B	6,066	2,359	1,711	1,460	536
UBS International Equity Fund—Class C	11,442	2,511	3,364	3,852	1,715
UBS International Equity Fund—Class Y	810,510	197,472	248,292	264,111	100,635
UBS U.S. Equity Alpha Fund—Class A	36,589	—	—	36,589	—
UBS U.S. Equity Alpha Fund—Class C	26,734	—	—	19,433	7,301
UBS U.S. Large Cap Growth Fund—Class A	182,573	51,018	69,987	48,070	13,498
UBS U.S. Large Cap Growth Fund—Class B	17,881	7,933	5,968	2,793	1,187
UBS U.S. Large Cap Growth Fund—Class C	25,329	8,401	8,261	6,608	2,059
UBS U.S. Large Cap Growth Fund—Class Y	357,194	71,839	55,091	124,815	105,449
UBS U.S. Large Cap Value Equity Fund—Class A	856,941	312,029	226,959	207,668	110,285
UBS U.S. Large Cap Value Equity Fund—Class B	59,468	42,951	9,897	4,998	1,622
UBS U.S. Large Cap Value Equity Fund—Class C	151,501	62,485	39,190	33,252	16,574
UBS U.S. Large Cap Value Equity Fund—Class Y	55,741	15,415	14,242	17,179	8,905
UBS U.S. Mid Cap Growth Equity Fund—Class A	13,694	—	1,575	6,434	5,685
UBS U.S. Mid Cap Growth Equity Fund—Class C	4,284	—	590	2,011	1,683
UBS U.S. Mid Cap Growth Equity Fund—Class Y	287,459	—	60,262	157,403	69,794
UBS U.S. Small Cap Growth Fund—Class A	1,288,918	272,585	298,049	552,974	165,310
UBS U.S. Small Cap Growth Fund—Class B	93,388	51,108	29,642	9,581	3,057
UBS U.S. Small Cap Growth Fund—Class C	90,567	38,249	24,460	19,550	8,308
UBS U.S. Small Cap Growth Fund—Class Y	855,483	110,351	201,743	419,521	123,868
UBS Global Bond Fund—Class A	163,111	54,654	54,977	38,861	14,619
UBS Global Bond Fund—Class B	8,863	5,301	2,335	984	243
UBS Global Bond Fund—Class C	18,836	9,933	6,123	2,040	740
UBS Global Bond Fund—Class Y	444,614	123,731	154,935	117,753	48,195
UBS High Yield Fund—Class A	223,056	55,259	99,109	42,127	26,561
UBS High Yield Fund—Class B	9,391	2,034	4,134	2,009	1,214
UBS High Yield Fund—Class C	53,058	15,374	22,658	9,583	5,443
UBS High Yield Fund—Class Y	60,288	4,299	37,661	11,051	7,277
UBS U.S. Bond Fund—Class A	277,450	108,925	79,152	70,199	19,174
UBS U.S. Bond Fund—Class B	12,624	7,703	2,662	1,615	644
UBS U.S. Bond Fund—Class C	14,213	6,202	3,411	3,139	1,461
UBS U.S. Bond Fund—Class Y	737,574	168,925	211,018	222,685	134,946

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the

The UBS Funds—Notes to financial statements

average daily net assets of such Fund. For the period ended December 31, 2007, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$125,125	$1,119,149
UBS Global Allocation Fund	208,175	1,964,097
UBS Global Frontier Fund	8,453	33,782
UBS Global Equity Fund	10,806	148,246
UBS International Equity Fund	3,736	76,612
UBS U.S. Equity Alpha Fund	7,095	86,169
UBS U.S. Large Cap Equity Fund	35,946	371,722
UBS U.S. Large Cap Growth Fund	3,873	29,463
UBS U.S. Large Cap Value Equity Fund	3,329	49,628
UBS U.S. Mid Cap Growth Equity Fund	—	2,335
UBS U.S. Small Cap Growth Fund	14,178	169,421
UBS Absolute Return Bond Fund	9,546	185,056
UBS Global Bond Fund	3,262	47,183
UBS High Yield Fund	4,371	43,962
UBS U.S. Bond Fund	7,432	74,267

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2007 were as follows:

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Emerging Markets Equity Relationship Fund	$266,941,429	$—	$313,826,578	$158,812,641	$(111,927,492)	$—
UBS International Equity Relationship Fund	558,286,604	—	549,000,000	125,208,597	(123,022,936)	11,472,265
UBS Opportunistic Emerging Markets Debt Relationship Fund	46,175,197	—	—	—	117,144	46,292,341
UBS Opportunistic High Yield Relationship Fund	39,142,524	—	—	—	(1,146,502)	37,996,022
UBS Small-Cap Equity Relationship Fund	207,949,963	—	—	—	(19,541,767)	188,408,196
UBS U.S. Equity Alpha Relationship Fund	355,505,707	—	17,500,000	3,782,041	(22,360,806)	319,426,942
UBS U.S. Large Cap Equity Relationship Fund	392,865,068	—	34,000,000	5,485,418	(25,175,456)	339,175,030
UBS U.S. Large Cap Growth Equity Relationship Fund	211,030,048	—	32,500,000	7,322,532	12,407,240	198,259,820
	$2,077,896,540	$—	$946,826,578	$300,611,229	$(290,650,575)	$1,141,030,616

The UBS Funds—Notes to financial statements

			UBS Global Allocation Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Corporate Bond Relationship Fund	$98,125,332	$37,000,000	$—	$—	$2,458,075	$137,583,407
UBS Emerging Markets Equity Relationship Fund	240,393,272	—	222,000,000	134,767,902	(98,798,030)	54,363,144
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	7,524,790	—	—	—	(560,910)	6,963,880
UBS High Yield Relationship Fund	45,363,209	110,000,000	—	—	2,842,780	158,205,989
UBS Small-Cap Equity Relationship Fund	145,512,115	—	—	—	(13,674,269)	131,837,846
UBS U.S. Securitized Mortgage Relationship Fund	355,316,472	95,325,000	65,000,000	3,377,139	(19,854,524)	369,164,087
	$892,235,190	$242,325,000	$287,000,000	$138,145,041	$(127,586,878)	$858,118,353
			UBS Global Frontier Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Corporate Bond Relationship Fund	$—	$3,930,000	$200,000	$3,584	$56,534	$3,790,118
UBS High Yield Relationship Fund	—	3,200,000	—	—	43,248	3,243,248
UBS International Equity Fund	—	22,800,000	2,500,000	64,979	293,510	20,658,489
UBS U.S. Large Cap Equity Fund	—	52,600,000	3,500,000	(37,283)	(1,206,523)	47,856,194
UBS U.S. Large Cap Growth Equity Fund	—	7,500,000	—	—	579,496	8,079,496
UBS U.S. Securitized Mortgage Fund	—	14,500,000	750,000	(30,051)	(498,625)	13,221,324
	$—	$104,530,000	$6,950,000	$1,229	$(732,360)	$96,848,869
			UBS Global Equity Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Emerging Markets Equity Completion Relationship Fund	$24,558,782	$—	$500,000	$246,961	$5,014,304	$29,320,047
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	2,472,431	—	—	—	(184,299)	2,288,132
UBS U.S. Smaller Cap Equity Completion Relationship Fund	2,371,138	—	—	—	(155,716)	2,215,422
	$29,402,351	$—	$500,000	$246,961	$4,674,289	$33,823,601

The UBS Funds—Notes to financial statements

			UBS International Equity Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Emerging Markets Equity Completion Relationship Fund	$10,546,716	$1,500,000	$1,039,471	$245,167	$2,391,520	$13,643,932
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	2,687,425	—	—	—	(200,325)	2,487,100
	$13,234,141	$1,500,000	$1,039,471	$245,167	$2,191,195	$16,131,032
			UBS Absolute Return Bond Fund
Affiliated investment company	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS U.S. Securitized Mortgage Relationship Fund	$29,491,317	$—	$2,000,000	$57,142	$(1,343,183)	$26,205,276
			UBS Global Bond Fund
Affiliated investment company	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS U.S. Securitized Mortgage Relationship Fund	$13,913,833	$—	$4,300,000	$406,180	$(874,480)	$9,145,533
			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/07	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/07
UBS Corporate Bond Relationship Fund	$3,171,063	$—	$—	$—	$60,114	$3,231,177
UBS Opportunistic Emerging Markets Debt Relationship Fund	4,035,065	—	—	—	10,236	4,045,301
UBS Opportunistic High Yield Relationship Fund	12,857,378	—	—	—	(376,598)	12,480,780
UBS U.S. Securitized Mortgage Relationship Fund	53,423,874	14,300,000	9,150,000	439,270	(2,757,269)	56,255,875
	$73,487,380	$14,300,000	$9,150,000	$439,270	$(3,063,517)	$76,013,133

The UBS Funds—Notes to financial statements

The Funds may invest in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending—net in the Statements of operations. Amounts relating to those investments at December 31, 2007 and the period then ended were as follows:

Fund	Value 06/30/07	Purchases	Sales proceeds	Net income earned	Value 12/31/07	% of net assets
UBS Dynamic Alpha Fund	$—	$17,629,034	$—	$92,562	$17,629,034	0.73%
UBS Global Allocation Fund	157,415,523	508,378,151	580,980,156	1,014,522	84,813,518	1.65%
UBS Global Equity Fund	1,330,406	29,727,641	26,678,078	74,420	4,379,969	1.18%
UBS International Equity Fund	6,089,234	33,276,253	23,373,354	44,091	15,992,133	8.23%
UBS U.S. Large Cap Equity Fund	17,042,612	97,856,684	107,126,866	715,696	7,772,430	0.83%
UBS U.S. Large Cap Growth Fund	834,340	12,371,458	10,972,700	26,493	2,233,098	2.31%
UBS U.S. Large Cap Value Equity Fund	1,287,082	22,151,286	21,951,943	38,052	1,486,425	1.23%
UBS U.S. Small Cap Growth Fund	14,753,752	117,630,699	62,032,633	347,171	70,351,818	16.49%
UBS Global Bond Fund	5,138,362	22,085,658	24,044,807	117,625	3,179,213	2.66%
UBS High Yield Fund	3,832,781	44,374,211	43,384,161	154,501	4,822,831	3.83%
UBS U.S. Bond Fund	4,566,581	68,286,412	62,840,092	366,817	10,012,901	5.26%

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2007 were as follows:

Fund	Value 06/30/07	Purchases	Sales proceeds	Interest income	Value 12/31/07	% of net assets
UBS Dynamic Alpha Fund	$65,842,675	$1,090,506,131	$1,138,903,926	$2,455,313	$17,444,880	0.73%
UBS Global Frontier Fund	—	78,606,446	60,272,157	120,752	18,334,289	13.37%
UBS U.S. Equity Alpha Fund	879,283	35,077,083	35,956,366	37,166	—	0.00%
UBS U.S. Mid Cap Growth Equity Fund	65,133	706,283	718,864	1,826	52,552	0.84%
UBS Absolute Return Bond Fund	10,485,682	101,002,802	109,415,765	238,749	2,072,719	0.53%

The UBS Funds—Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2007, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$5,139
UBS Global Allocation Fund	7,700
UBS U.S. Equity Alpha Fund	818
UBS U.S. Large Cap Equity Fund	3,821
UBS U.S. Large Cap Growth Fund	324
UBS U.S. Large Cap Value Equity Fund	584
UBS U.S. Mid Cap Growth Fund	92
UBS U.S. Small Cap Growth Fund	24,030

3.  Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and

The UBS Funds—Notes to financial statements

Class C. At December 31, 2007, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2007, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$361,331	$603,063
UBS Dynamic Alpha Fund—Class B	17,983	55,680
UBS Dynamic Alpha Fund—Class C	378,073	126,564
UBS Global Allocation Fund—Class A	674,539	1,928,010
UBS Global Allocation Fund—Class B	107,486	106,162
UBS Global Allocation Fund—Class C	1,089,501	69,152
UBS Global Frontier Fund—Class A	21,545	1,039,201
UBS Global Frontier Fund—Class C	20,711	3,340
UBS Global Equity Fund—Class A	32,631	21,371
UBS Global Equity Fund—Class B	4,758	3,864
UBS Global Equity Fund—Class C	39,784	254
UBS International Equity Fund—Class A	5,465	18,882
UBS International Equity Fund—Class B	390	135
UBS International Equity Fund—Class C	2,280	197
UBS U.S. Equity Alpha Fund—Class A	32,965	144,505
UBS U.S. Equity Alpha Fund—Class C	36,620	12,886
UBS U.S. Large Cap Equity Fund—Class A	32,731	30,514
UBS U.S. Large Cap Equity Fund—Class B	769	25
UBS U.S. Large Cap Equity Fund—Class C	8,076	353
UBS U.S. Large Cap Growth Fund—Class A	2,180	13,164
UBS U.S. Large Cap Growth Fund—Class B	1,131	32
UBS U.S. Large Cap Growth Fund—Class C	1,733	28
UBS U.S. Large Cap Value Equity Fund—Class A	23,596	10,932
UBS U.S. Large Cap Value Equity Fund—Class B	679	311
UBS U.S. Large Cap Value Equity Fund—Class C	11,225	28
UBS U.S. Mid Cap Growth Equity Fund—Class A	550	31
UBS U.S. Mid Cap Growth Equity Fund—Class C	116	—
UBS U.S. Small Cap Growth Fund—Class A	25,403	4,467
UBS U.S. Small Cap Growth Fund—Class B	891	2,128
UBS U.S. Small Cap Growth Fund—Class C	6,234	1,247
UBS Absolute Return Bond Fund—Class A	10,183	31,055
UBS Absolute Return Bond Fund—Class C	19,907	6,726
UBS Global Bond Fund—Class A	2,910	2,543
UBS Global Bond Fund—Class B	122	114
UBS Global Bond Fund—Class C	1,000	362
UBS High Yield Fund—Class A	8,681	21,413
UBS High Yield Fund—Class B	1,809	4,694
UBS High Yield Fund—Class C	6,306	948
UBS U.S. Bond Fund—Class A	3,646	8,304
UBS U.S. Bond Fund—Class B	303	454
UBS U.S. Bond Fund—Class C	900	150

The UBS Funds—Notes to financial statements

4.  Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the period ended December 31, 2007, UBS Financial Services Inc. received from PFPC, not the Funds, total services fees paid by the Funds to PFPC as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$378,726
UBS Global Allocation Fund	544,064
UBS Global Frontier Fund	10,851
UBS Global Equity Fund	74,812
UBS International Equity Fund	4,252
UBS U.S. Equity Alpha Fund	25,158
UBS U.S. Large Cap Equity Fund	12,624
UBS U.S. Large Cap Growth Fund	2,038
UBS U.S. Large Cap Value Equity Fund	22,203
UBS U.S. Mid Cap Growth Equity Fund	128
UBS U.S. Small Cap Growth Fund	16,658
UBS Absolute Return Bond Fund	55,397
UBS Global Bond Fund	5,694
UBS High Yield Fund	19,555
UBS U.S. Bond Fund	1,736

5.  Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolios of investments. In addition, the UBS Global Allocation Fund and the UBS U.S. Bond Fund received US Government Agency securities as collateral

The UBS Funds—Notes to financial statements

amounting to $33,782,930 and $2,398,558, respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2007, were as follows:

Fund	Market value of securities loaned	Total collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$16,741,280	$17,629,034	$17,629,034
UBS Global Allocation Fund	105,636,137	109,730,486	75,947,556
UBS Global Equity Fund	3,298,180	3,450,625	3,450,625
UBS International Equity Fund	13,092,360	13,764,967	13,764,967
UBS U.S. Small Cap Growth Fund	58,886,515	60,686,752	60,686,752
UBS U.S. Bond Fund	9,401,719	9,668,602	7,270,044

6.  Purchases and sales of securities

For the period ended December 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$476,414,108	$1,242,499,850
UBS Global Allocation Fund	1,434,616,496	1,401,962,319
UBS Global Frontier Fund	123,290,011	11,609,144
UBS Global Equity Fund	43,539,347	67,645,364
UBS International Equity Fund	45,399,612	47,516,642
UBS U.S. Equity Alpha Fund	81,860,663	99,972,100
UBS U.S. Large Cap Equity Fund	163,546,753	152,634,531
UBS U.S. Large Cap Growth Fund	36,812,088	38,002,467
UBS U.S. Large Cap Value Equity Fund	32,437,824	42,308,033
UBS U.S. Mid Cap Growth Equity Fund	4,702,647	4,395,653
UBS U.S. Small Cap Growth Fund	120,354,871	132,130,992
UBS Absolute Return Bond Fund	86,443,750	223,984,165
UBS Global Bond Fund	49,718,218	56,484,288
UBS High Yield Fund	39,932,874	17,187,443
UBS U.S. Bond Fund	74,658,160	58,697,526

For the period ended December 31, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$817,085,816	$866,772,240
UBS Global Frontier Fund	23,060,258	17,133,212
UBS Global Bond Fund	7,307,475	7,709,155
UBS U.S. Bond Fund	129,733,119	146,027,892

7.  Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment

The UBS Funds—Notes to financial statements

income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2007 were as follows:

	2007
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$46,880	$—	$46,880
UBS Global Allocation Fund	123,945,917	185,593,405	309,539,322
UBS Global Equity Fund	3,964,334	—	3,964,334
UBS International Equity Fund	5,455,734	6,171,802	11,627,536
UBS U.S.Equity Alpha Fund	270,893	—	270,893
UBS U.S. Large Cap Equity Fund	14,888,199	14,605,699	29,493,898
UBS U.S. Large Cap Growth Fund	14,389	—	14,389
UBS U.S. Large Cap Value Equity Fund	1,196,827	10,802,104	11,998,931
UBS U.S. Mid Cap Growth Equity Fund	6,100	—	6,100
UBS U.S. Small Cap Growth Fund	178,406	13,569,899	13,748,305
UBS Absolute Return Bond Fund	17,849,667	2,342,592	20,192,259
UBS Global Bond Fund	2,906,595	—	2,906,595
UBS High Yield Fund	8,349,600	—	8,349,600
UBS U.S. Bond Fund	6,465,615	—	6,465,615

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2008.

At June 30, 2007, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2008		June 30, 2009		June 30, 2010		June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015
UBS Dynamic Alpha Fund	$—		$—		$—		$—	$—	$—	$—	$19,275,465
UBS Global Equity Fund	85,562,248	(1)	389,124,210	(1)	253,636,661	(1)	4,283,846	—	—	—	—
UBS U.S. Large Cap Growth Fund	—		—		—		255,718	603,775	—	—	—
UBS U.S. Large Cap Value Equity Fund	70,827	(2)	83,503	(2)	273,335	(2)	—	—	—	—	—
UBS Global Bond Fund	—		269,385		—		—	—	—	—	359,497
UBS High Yield Fund	98,009,332	(3)	23,205,714	(3)	6,612,767		37,425,637	15,791,570	11,067,780	22,213,870	5,885,761
UBS U.S. Bond Fund	—		404,247		—		—	614,333	140,847	630,558	1,283,441

(1)  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(2)  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(3)  Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

The UBS Funds—Notes to financial statements

The UBS High Yield Fund had capital loss carryforwards in the amount of $18,661,457 that expired as of June 30, 2007.

During the year ending June 30, 2007, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Global Equity Fund	$46,678,549
UBS U.S. Large Cap Growth Fund	1,467,417
UBS U.S. Large Cap Value Equity Fund	142,555
UBS U.S. Mid Cap Growth Equity Fund	27,770
UBS High Yield Fund	12,775,696

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2007, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$39,226,902	$166,615,966
UBS Global Allocation Fund	—	51,558,194
UBS Global Equity Fund	—	3,943,632
UBS International Equity Fund	—	2,603,702
UBS Absolute Return Bond Fund	—	2,305,788
UBS Global Bond Fund	63,433	783,981
UBS High Yield Fund	1,069,375	—
UBS U.S. Bond Fund	71,789	—

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Funds.

As of and during the period ended December 31, 2007, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the three year period ended June 30, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Funds for the period ended December 31, 2007.

8.  Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on

The UBS Funds—Notes to financial statements

the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2007, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$5,035,000	2	$1,432	5.12%
UBS Absolute Return Bond Fund	6,539,804	35	31,496	5.04

9.  Capital contributions from advisor

During the year ended June 30, 2007, the Advisor reimbursed the UBS U.S. Bond Fund for trading errors in the amount of $539, $12, $26 and $2,299, or $0.000192, $0.000285, $0.000178 and $0.000147 per share for Class A, Class B, Class C and Class Y, respectively, based upon the Fund's shares outstanding at June 30, 2007.

10.  Capital contributions from non-affiliated service provider

During the period ended December 31, 2007, a non-affiliated service provider reimbursed the UBS U.S. Mid Cap Growth Equity Fund for trading losses incurred in the amount of $1,795, $587 and $19,693, or $0.035726, $0.037849 and $0.038309 per share for Class A, Class C and Class Y, respectively, based upon the Fund's shares outstanding at December 31, 2007.

11.  Shares of beneficial interest

For the period ended December 31, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	14,258,060	$162,363,480	30,113	$341,763
Shares repurchased	(65,217,418)	(731,296,003)	(359,943)	(3,991,737)
Shares converted from Class B to Class A	103,439	1,167,698	(105,218)	(1,167,698)
Dividends reinvested	13,911,763	141,482,634	180,468	1,802,874
Redemption fees	—	119,423	—	—
Net decrease	(36,944,156)	$(426,162,768)	(254,580)	$(3,014,798)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,457,321	$16,370,166	5,852,816	$65,691,997
Shares repurchased	(15,217,246)	(168,473,682)	(9,939,201)	(112,584,674)
Dividends reinvested	3,760,721	37,569,603	3,749,021	38,314,985
Redemption fees	—	12,645	—	5,132
Net decrease	(9,999,204)	$(114,521,268)	(337,364)	$(8,572,560)

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	23,980,193	$355,906,914	133,910	$1,958,638
Shares repurchased	(23,398,278)	(346,384,211)	(622,615)	(9,040,192)
Shares converted from Class B to Class A	538,142	8,053,065	(549,554)	(8,053,065)
Dividends reinvested	15,461,560	210,586,443	553,785	7,426,257
Redemption fees	—	98,937	—	—
Net increase (decrease)	16,581,617	$228,261,148	(484,474)	$(7,708,362)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,273,087	$91,008,180	2,347,902	$35,490,646
Shares repurchased	(7,244,809)	(104,834,841)	(2,941,632)	(44,467,636)
Dividends reinvested	5,840,015	77,964,201	3,163,482	43,719,323
Redemption fees	—	22,945	—	20,496
Net increase	4,868,293	$64,160,485	2,569,752	$34,762,829

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,181,716	$112,859,907	2,710,051	$27,312,590	939,784	$9,491,879
Shares repurchased	(1,162,802)	(11,786,662)	(59,007)	(603,378)	(5)	(50)
Dividends reinvested	94,723	933,021	19,443	191,512	10,418	102,718
Redemption fees	—	11,751	—	1,263	—	—
Net increase	10,113,637	$102,018,017	2,670,487	$26,901,987	950,197	$9,594,547

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	179,128	$2,775,339	1,873	$27,628
Shares repurchased	(1,273,875)	(19,524,945)	(77,754)	(1,174,465)
Shares converted from Class B to Class A	45,755	706,866	(46,904)	(706,866)
Dividends reinvested	—	—	—	—
Redemption fees	—	1,890	—	—
Net decrease	(1,048,992)	$(16,040,850)	(122,785)	$(1,853,703)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,530	$318,656	1,191,575	$18,651,952
Shares repurchased	(415,690)	(6,163,821)	(1,279,354)	(20,114,122)
Dividends reinvested	—	—	—	—
Redemption fees	—	41	—	3,616
Net decrease	(394,160)	$(5,845,124)	(87,779)	$(1,458,554)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	133,589	$1,710,810	—	$18
Shares repurchased	(225,050)	(2,888,023)	(5,917)	(73,970)
Shares converted from Class B to Class A	1,796	23,045	(1,823)	(23,045)
Dividends reinvested	226,975	2,537,578	4,201	46,296
Redemption fees	—	563	—	—
Net increase (decrease)	137,310	$1,383,973	(3,539)	$(50,701)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,991	$458,166	2,092,076	$27,080,228
Shares repurchased	(30,390)	(377,785)	(2,542,145)	(32,492,634)
Dividends reinvested	25,054	273,336	1,606,122	18,084,929
Redemption fees	—	1,350	—	5,781
Net increase	30,655	$355,067	1,156,053	$12,678,304

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,206,864	$13,740,413	276,131	$3,134,136	—	$536
Shares repurchased	(2,625,273)	(28,889,340)	(583,266)	(6,456,992)	—	—
Dividends reinvested	998,855	10,118,408	219,133	2,206,676	32,886	332,478
Redemption fees	—	14,144	—	11,943	—	—
Net increase (decrease)	(419,554)	$(5,016,375)	(88,002)	$(1,104,237)	32,886	$333,014

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,045,601	$21,485,537	8,870	$175,917
Shares repurchased	(1,041,593)	(21,201,583)	(1,157)	(22,946)
Shares converted from Class B to Class A	4,415	92,721	(4,532)	(92,721)
Dividends reinvested	387,691	7,284,708	2,170	39,854
Redemption fees	—	8,186	—	—
Net increase	396,114	$7,669,569	5,351	$100,104
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	40,648	$805,811	4,796,021	$100,184,161
Shares repurchased	(83,034)	(1,658,665)	(5,069,912)	(105,697,092)
Dividends reinvested	20,480	376,420	2,073,716	39,400,603
Redemption fees	—	498	—	26,331
Net increase (decrease)	(21,906)	$(475,936)	1,799,825	$33,914,003

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	174,512	$1,999,133	108,149	$1,178,868
Shares repurchased	(210,166)	(2,364,317)	(379)	(4,021)
Shares converted from Class B to Class A	10,572	118,467	(11,024)	(118,467)
Dividends reinvested	6,091	69,505	865	9,443
Redemption fees	—	630	—	—
Net increase (decrease)	(18,991)	$(176,582)	97,611	$1,065,823
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	106,591	$1,175,471	2,515,616	$29,562,124
Shares repurchased	(6,455)	(67,712)	(1,295,828)	(15,296,038)
Dividends reinvested	1,379	15,058	45,026	526,357
Redemption fees	—	253	—	1,923
Net increase	101,515	$1,123,070	1,264,814	$14,794,366

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	84,363	$936,919	5,136	$59,990
Shares repurchased	(604,783)	(6,822,817)	(10,379)	(112,381)
Shares converted from Class B to Class A	14,663	168,574	(14,887)	(168,574)
Dividends reinvested	956,324	9,314,600	6,768	65,500
Redemption fees	—	1,173	—	211
Net increase (decrease)	450,567	$3,598,449	(13,362)	$(155,254)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	21,455	$226,974	41,029	$470,988
Shares repurchased	(209,568)	(2,328,138)	(155,058)	(1,771,565)
Dividends reinvested	123,941	1,195,365	79,345	775,271
Redemption fees	—	—	—	196
Net decrease	(64,172)	$(905,799)	(34,684)	$(525,110)

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25,484	$285,510	7,749	$87,394	—	$—
Shares repurchased	—	—	(3)	(32)	—	—
Dividends reinvested	1,269	13,438	373	3,909	13,461	142,824
Redemption fees	—	—	—	—	—	—
Net increase	26,753	$298,948	8,119	$91,271	13,461	$142,824

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	692,417	$10,624,364	136	$2,097
Shares repurchased	(2,404,164)	(37,677,095)	(16,631)	(250,897)
Shares converted from Class B to Class A	30,858	483,703	(32,303)	(483,703)
Dividends reinvested	504,375	7,020,896	5,228	69,113
Redemption fees	—	7,312	—	—
Net decrease	(1,176,514)	$(19,540,820)	(43,570)	$(663,390)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	26,887	$412,557	2,991,338	$48,139,603
Shares repurchased	(48,456)	(731,063)	(2,125,749)	(33,872,246)
Dividends reinvested	36,826	486,106	1,304,088	18,713,660
Redemption fees	—	1,235	—	12,639
Net increase	15,257	$168,835	2,169,677	$32,993,656

UBS U.S. Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,166,745	$20,941,413	172,780	$1,653,171	2,089,062	$20,231,393
Shares repurchased	(12,900,485)	(122,766,548)	(1,528,872)	(14,618,224)	(3,788,760)	(35,964,856)
Dividends reinvested	385,211	3,642,982	48,144	454,840	550,620	5,189,517
Redemption fees	—	23,067	—	1,116	—	6,049
Net decrease	(10,348,529)	$(98,159,086)	(1,307,948)	$(12,509,097)	(1,149,078)	$(10,537,897)

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	125,550	$1,201,206	79	$785
Shares repurchased	(226,639)	(2,167,597)	(8,099)	(78,346)
Shares converted from Class B to Class A	150	1,449	(150)	(1,449)
Dividends reinvested	32,330	306,858	223	2,125
Redemption fees	—	115	—	—
Net decrease	(68,609)	$(657,969)	(7,947)	$(76,885)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,548	$341,487	1,950,331	$20,700,824
Shares repurchased	(32,857)	(314,608)	(2,612,264)	(27,798,805)
Dividends reinvested	2,759	26,002	230,379	2,432,216
Redemption fees	—	—	—	8,401
Net increase (decrease)	5,450	$52,881	(431,554)	$(4,657,364)

The UBS Funds—Notes to financial statements

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	111,132	$749,384	15,805	$106,682
Shares repurchased	(698,543)	(4,689,963)	(37,865)	(255,813)
Shares converted from Class B to Class A	48,860	323,162	(48,860)	(323,162)
Dividends reinvested	120,685	807,333	5,138	34,390
Redemption fees	—	33	—	—
Net decrease	(417,866)	$(2,810,051)	(65,782)	$(437,903)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	33,437	$229,752	5,532,298	$37,904,913
Shares repurchased	(229,210)	(1,540,599)	(1,415,764)	(9,485,463)
Dividends reinvested	26,007	173,972	335,184	2,249,637
Redemption fees	—	972	—	7,402
Net increase (decrease)	(169,766)	$(1,135,903)	4,451,718	$30,676,489

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	566,305	$5,905,309	5,836	$60,618
Shares repurchased	(1,769,732)	(18,536,728)	(8,052)	(84,525)
Shares converted from Class B to Class A	6,820	71,546	(6,815)	(71,546)
Dividends reinvested	48,342	496,133	822	8,425
Redemption fees	—	15,642	—	463
Net decrease	(1,148,265)	$(12,048,098)	(8,209)	$(86,565)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	7,432	$77,819	3,934,728	$41,179,697
Shares repurchased	(19,337)	(202,831)	(3,215,370)	(33,689,438)
Dividends reinvested	3,260	33,384	593,309	6,089,442
Redemption fees	—	—	—	10,366
Net increase (decrease)	(8,645)	$(91,628)	1,312,667	$13,590,067

The UBS Funds—Notes to financial statements

For the year ended June 30, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	84,872,728	$969,468,963	434,805	$4,900,329
Shares repurchased	(56,278,365)	(645,034,749)	(473,098)	(5,382,643)
Shares converted from Class B to Class A	404,603	4,666,041	(408,967)	(4,666,041)
Dividends reinvested	2,843	32,985	—	—
Redemption fees	—	115,129	—	—
Net increase (decrease)	29,001,809	$329,248,369	(447,260)	$(5,148,355)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,243,059	$172,299,967	28,936,867	$333,301,228
Shares repurchased	(11,188,363)	(127,116,150)	(13,688,026)	(157,002,781)
Dividends reinvested	—	—	826	9,594
Redemption fees	—	3,378	—	62,709
Net increase	4,054,696	$45,187,195	15,249,667	$176,370,750

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	65,260,018	$943,239,857	1,084,208	$15,416,202
Shares repurchased	(33,433,692)	(483,355,215)	(1,363,205)	(19,296,039)
Shares converted from Class B to Class A	2,665,559	38,581,986	(2,714,928)	(38,581,986)
Dividends reinvested	12,438,305	176,001,316	681,599	9,501,490
Redemption fees	—	91,632	—	—
Net increase (decrease)	46,930,190	$674,559,576	(2,312,326)	$(32,960,333)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,801,188	$238,213,501	15,286,994	$222,511,578
Shares repurchased	(10,933,500)	(154,638,618)	(7,743,183)	(113,594,037)
Dividends reinvested	5,254,975	72,991,604	2,641,018	37,898,604
Redemption fees	—	3,502	—	9,151
Net increase	11,122,663	$156,569,989	10,184,829	$146,825,296

The UBS Funds—Notes to financial statements

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	504,742	$7,262,960	9,628	$134,431
Shares repurchased	(3,494,615)	(50,125,614)	(144,727)	(1,994,547)
Shares converted from Class B to Class A	440,377	6,195,832	(450,862)	(6,195,832)
Dividends reinvested	96,516	1,399,479	803	11,422
Redemption fees	—	2,638	—	—
Net decrease	(2,452,980)	$(35,264,705)	(585,158)	$(8,044,526)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	85,773	$1,193,616	4,603,507	$66,232,024
Shares repurchased	(1,107,265)	(15,322,502)	(7,023,160)	(104,671,796)
Dividends reinvested	16,938	239,335	145,622	2,150,831
Redemption fees	—	—	—	2,133
Net decrease	(1,004,554)	$(13,889,551)	(2,274,031)	$(36,286,808)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	323,243	$3,851,727	10,466	$127,568
Shares repurchased	(557,978)	(6,726,775)	(8,252)	(93,478)
Shares converted from Class B to Class A	28,610	346,130	(28,962)	(346,130)
Dividends reinvested	107,043	1,270,596	2,423	28,499
Redemption fees	—	2,830	—	—
Net decrease	(99,082)	$(1,255,492)	(24,325)	$(283,541)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,135	$684,396	8,197,482	$98,308,803
Shares repurchased	(90,644)	(1,063,565)	(9,217,288)	(113,371,879)
Dividends reinvested	10,126	118,068	844,434	10,082,544
Redemption fees	—	—	—	765
Net decrease	(21,383)	$(261,101)	(175,372)	$(4,979,767)

The UBS Funds—Notes to financial statements

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,528,407	$193,848,235	4,161,711	$43,341,233	467,729	$5,100,472
Shares repurchased	(2,323,800)	(25,191,910)	(446,483)	(4,676,681)	(1)	(11)
Dividends reinvested	21,428	232,063	2,804	30,339	24	262
Redemption fees	—	24,933	—	5	—	—
Net increase	16,226,035	$168,913,321	3,718,032	$38,694,896	467,752	$5,100,723

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,300,640	$85,813,546	7,429	$142,594
Shares repurchased	(1,910,313)	(38,475,464)	(9,550)	(184,230)
Shares converted from Class B to Class A	12,299	244,971	(12,589)	(244,971)
Dividends reinvested	180,554	3,573,169	1,387	26,879
Redemption fees	—	3,749	—	—
Net increase (decrease)	2,583,180	$51,159,971	(13,323)	$(259,728)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	222,217	$4,269,244	16,946,562	$341,012,075
Shares repurchased	(58,531)	(1,144,923)	(8,746,010)	(176,494,034)
Dividends reinvested	13,801	267,332	1,172,194	23,443,881
Redemption fees	—	80	—	5,088
Net increase	177,487	$3,391,733	9,372,746	$187,967,010

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	503,361	$5,122,941	4,684	$44,200
Shares repurchased	(405,356)	(3,973,752)	(5,439)	(51,198)
Shares converted from Class B to Class A	22,966	227,581	(23,833)	(227,581)
Dividends reinvested	395	3,927	—	—
Redemption fees	—	36	—	—
Net increase (decrease)	121,366	$1,380,733	(24,588)	$(234,579)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,712	$143,489	5,678,333	$59,283,784
Shares repurchased	(15,064)	(144,014)	(496,580)	(5,174,040)
Dividends reinvested	—	—	1,016	10,323
Redemption fees	—	—	—	424
Net increase (decrease)	648	$(525)	5,182,769	$54,120,491

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	244,851	$2,746,465	24,037	$263,300
Shares repurchased	(1,473,691)	(16,453,754)	(32,051)	(350,388)
Shares converted from Class B to Class A	97,753	1,096,913	(99,219)	(1,096,913)
Dividends reinvested	814,426	8,877,242	9,030	97,430
Redemption fees	—	51	—	—
Net decrease	(316,661)	$(3,733,083)	(98,203)	$(1,086,571)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	82,435	$911,614	253,679	$2,867,407
Shares repurchased	(318,417)	(3,459,159)	(219,237)	(2,493,864)
Dividends reinvested	112,897	1,210,256	62,804	686,451
Redemption fees	—	—	—	—
Net increase (decrease)	(123,085)	$(1,337,289)	97,246	$1,059,994

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,544	$399,944	1,524	$15,501	2	$20
Shares repurchased	(33,879)	(329,942)	(1,098)	(10,985)	(3)	(31)
Dividends reinvested	—	—	—	—	608	6,100
Redemption fees	—	—	—	—	—	—
Net increase	6,665	$70,002	426	$4,516	607	$6,089

The UBS Funds—Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,596,313	$38,517,100	3,014	$42,736
Shares repurchased	(4,235,057)	(63,686,920)	(79,064)	(1,114,640)
Shares converted from Class B to Class A	209,503	3,100,512	(218,037)	(3,100,512)
Dividends reinvested	268,311	3,903,931	9,444	131,933
Redemption fees	—	1,344	—	—
Net decrease	(1,160,930)	$(18,164,033)	(284,643)	$(4,040,483)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	19,907	$289,336	5,214,735	$79,694,153
Shares repurchased	(119,669)	(1,693,978)	(5,539,837)	(85,846,554)
Dividends reinvested	17,265	240,842	548,275	8,185,749
Redemption fees	—	40	—	1,665
Net increase (decrease)	(82,497)	$(1,163,760)	223,173	$2,035,013

UBS U.S. Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,929,111	$151,832,001	1,770,795	$18,003,522	6,665,800	$67,707,018
Shares repurchased	(11,202,346)	(113,847,734)	(1,166,203)	(11,839,127)	(4,708,300)	(47,783,672)
Dividends reinvested	875,978	8,848,267	115,432	1,165,607	936,879	9,469,617
Redemption fees	—	10,875	—	345	—	1,988
Net increase	4,602,743	$46,843,409	720,024	$7,330,347	2,894,379	$29,394,951

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	560,582	$5,372,404	3,408	$32,715
Shares repurchased	(755,625)	(7,222,959)	(7,194)	(68,840)
Shares converted from Class B to Class A	18,153	174,944	(18,115)	(174,944)
Dividends reinvested	37,868	361,495	571	5,469
Redemption fees	—	156	—	—
Net decrease	(139,022)	$(1,313,960)	(21,330)	$(205,600)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,557	$158,560	5,244,536	$55,589,301
Shares repurchased	(116,251)	(1,106,312)	(2,847,139)	(30,105,870)
Dividends reinvested	2,426	23,100	230,897	2,443,856
Redemption fees	—	—	—	2,012
Net increase (decrease)	(97,268)	$(924,652)	2,628,294	$27,929,299

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,490,533	$10,396,851	85,830	$603,764
Shares repurchased	(2,748,818)	(19,294,928)	(54,659)	(381,508)
Shares converted from Class B to Class A	60,378	422,360	(60,346)	(422,360)
Dividends reinvested	279,270	1,952,535	11,118	77,802
Redemption fees	—	65	—	—
Net decrease	(918,637)	$(6,523,117)	(18,057)	$(122,302)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	151,233	$1,060,480	2,945,820	$20,758,376
Shares repurchased	(344,292)	(2,417,167)	(1,319,877)	(9,309,369)
Dividends reinvested	61,519	430,538	466,270	3,279,636
Redemption fees	—	95	—	562
Net increase (decrease)	(131,540)	$(926,054)	2,092,213	$14,729,205

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	729,430	$7,653,345	662	$6,983
Shares repurchased	(1,062,535)	(11,157,475)	(6,508)	(68,610)
Shares converted from Class B to Class A	31,854	335,863	(31,826)	(335,863)
Dividends reinvested	61,452	644,355	1,221	12,821
Redemption fees	—	813	—	—
Net decrease	(239,799)	$(2,523,099)	(36,451)	$(384,669)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	26,853	$279,584	7,826,619	$82,039,129
Shares repurchased	(33,323)	(348,376)	(3,004,349)	(31,544,554)
Dividends reinvested	3,320	34,779	501,194	5,258,293
Redemption fees	—	1,846	—	—
Net increase (decrease)	(3,150)	$(32,167)	5,323,464	$55,752,868

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds—Board approval of investment advisory agreement

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on March 8, 2006 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates, considered the initial approval of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for the UBS U.S. Equity Alpha Fund (the "Fund").

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services to be provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services to be provided to the Fund. The Board noted that in addition to investment management services, the Advisor would provide the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals that will be providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for other series of the Trust and the Advisor's other investment management clients. The Board also evaluated the Advisor's portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies to be utilized to structure the Fund's portfolio.

The Board also noted and discussed the services that the Advisor and its affiliates would provide to the Fund under other agreements with the Trust including administration services to be provided by the Advisor, underwriting services to be provided by UBS Global Asset Management (US) Inc., and sub-transfer agency services to be provided by UBS Financial Services Inc. In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others, to the existing series of the Trust. The Board also discussed the compliance program for the Advisor. After analyzing the services to be provided by the Advisor to the Fund, both quantitatively and qualitatively, including the likely impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services expected to be provided to the Fund were consistent with the operational requirements of the Fund, and would meet the needs of the Fund's shareholders.

Performance. The Board also noted that, as the Fund had not yet commenced investment operations, there was no investment performance for either the Fund or the Advisor in managing the Fund for the Board to evaluate.

Fund Fees and Expenses. When considering the fees and expenses to be borne by the Fund, and the reasonableness of the management fees to be paid to the Advisor in light of the services to be provided to the Fund, the Board compared the fees to be charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Morningstar and Lipper charts provided by the Advisor, and with other long/short equity funds provided by the Advisor. In examining these reports, and

The UBS Funds—Board approval of investment advisory agreement in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the anticipated actual management fee rate and total expenses for the fund were comparable to the funds in its Morningstar and Lipper peer groups, taking into consideration the 140/40 long/short investment strategy of the Fund and the additional management and compliance needed to manage this strategy. The Board also considered that the Advisor had agreed to an expense limit arrangement for a one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability. The Board noted that the Advisor could not report any financial results from its relationship with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the profitability of the Fund. The Board considered the expected "fall-out" or ancillary benefits to the Advisor and its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment adviser to the Fund and the research services available to the Advisor through soft dollar brokerage commissions. The Board also considered the ancillary benefits to be received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Fund. The Board then concluded that the level of profits to be realized by the Advisor and its affiliates with respect to the Fund, if any, were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

Economies of Scale. The Board also discussed whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which this is reflected in the level of advisory fees to be charged. The Board noted that, any actual or potential economies of scale would be shared with the Fund and its shareholders through the advisory fee breakpoints so that, as the Fund grows in size, its effective management fee declines. The Board concluded that any actual or potential economies of scale would be reasonably shared with the Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the approval of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)                (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 7, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 7, 2008